UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08918

HC Capital Trust

(Exact name of registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428

(Address of principal executive offices)                                                                 (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-9596

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

Item 1.	Reports to Stockholders.

HC CAPITAL TRUST

Annual Report

June 30, 2011

We are pleased to present the June 30, 2011 Annual Report for the HC Capital Trust (the “Trust”).

The Trust is a diversified open-end management investment company. The Trust currently consists of nineteen separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”). Each Specialist Manager is subject to the supervision of HC Capital Solutions which serves as the Trust’s primary investment adviser and to the general oversight of the Trust’s Board of Trustees.

  The Portfolios

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Institutional Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Institutional Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The Institutional Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The Real Estate Securities Portfolio, seeks to provide a total return consisting of both capital appreciation and current income.

The Commodity Returns Strategy Portfolio (formerly known as the Commodity Related Securities Portfolio), seeks capital appreciation by investing in a diversified portfolio of commodity-related instruments.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Institutional International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Emerging Markets Portfolio, seeks total return by investing in a diversified portfolio of securities issued by companies domiciled, or doing a substantial portion of their business, in countries with a developing or emerging economy or securities market.

The Core Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income Opportunity Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

The U.S. Government Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of U.S. Treasury and government related fixed income securities.

The U.S. Corporate Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities issued by U.S. corporations.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of publicly issued mortgage and asset backed securities.

The Short-Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax, consistent with preservation of capital, by investing primarily in securities issued by municipalities and related securities.

The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

The Intermediate Term Municipal Bond II Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

HC CAPITAL TRUST

Annual Report

June 30, 2011

Fiscal Year 2011 Summary

General Market
(Unaudited)

Since the preparation of the annual report, S&P has announced their downgrade of US Long Term Government debt and the debt crisis in Europe has escalated. This has created significant short term volatility with stocks declining by more than 15 percent on average and bonds rallying 2-4 percent. Each portfolio continues to be managed and perform in a manner consistent with its strategy and objectives.

The financial markets led by equities turned in another outstanding year. Returns for the major equity asset classes ranged from about 27% to more than 45% for the period, far surpassing the historical average returns and helping the equity markets retrace the declines from the 2008 financial crisis. The equity rally was sparked by a second major round of monetary support in the form of quantitative easing by the Fed. Smaller capitalization, more economically sensitive stocks have been a major beneficiary of the stimulus as have commodities and real estate securities. International stocks had to contend with the Greek debt crisis, European austerity programs, and the catastrophic effects of the tsunami in Japan, but still managed to turn in competitive returns in $US terms from strong currency appreciation.

Interest rates remained subdued over the period as investment grade bonds basically earned their coupon. Below investment grade bonds continued to benefit from the strong equity markets, improving corporate balance sheets and investor demand for income. High yield bonds rose nearly 15% over the period. For most of the period, the Fed’s securities purchase program helped to keep the overall level of rates fairly stable; but, the program is ending and there is increasing concern about the implications for future interest rates.

All of the equity funds delivered solid absolute returns over the period. The best relative performers over the period were the international equity portfolios. The domestic equity portfolios, specifically the large capitalization value and growth portfolios, lagged benchmarks primarily because of a larger capitalization emphasis versus their respective benchmarks. Small and medium capitalization stocks are at extremely high risk levels based upon our risk premium work. To reduce portfolio exposure to this risk we changed the strategic target for the passive component of the portfolios to the larger cap, Russell Top 200® Index1 from the broader Russell 1000® Index2.

The Small Capitalization Equity Portfolio and The Emerging Markets Portfolio lagged benchmarks modestly over the period primarily because of a slight cash drag in very strong markets and stock specific selection.

The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, both new asset class funds, performed well both absolutely and relatively. These portfolios were introduced to provide clients with direct access to real asset categories. Both funds surpassed their benchmarks over the period. The Fixed Income Opportunity Portfolio, which emphasizes high yield bonds, also achieved superior performance over the period.

The most significant change over the period was our strategy and vehicles for taxable fixed income investments. Historically we have employed two separate, core fixed income portfolios, that were benchmarked to the Barclays Capital Aggregate Bond Index3. With this strategy, the specialist manager controlled the overall allocation to U.S. government bonds, corporate bonds, and mortgage/asset-backed bonds in each portfolio. Each of these sectors performs very differently in different market environments. This was especially true in 2008 when the government sector rallied dramatically and the corporate or credit sector lagged dramatically. To better control and manage that segment risk for clients at the end of calendar year 2010 we introduced several changes to the taxable, investment grade, fixed income strategy. First, we introduced three new fixed income sector portfolios: The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, and The U.S. Mortgage/Asset-Backed Fixed Income Securities Portfolio. More details of these changes are included in the subsequent section for each portfolio. The purpose of these portfolios is to passively capture the general fundamental and performance characteristics of their respective indexes. These are not full replication index portfolios so some tracking error is expected.

The original Fixed Income Portfolio has been closed, and the assets transferred to the new segment portfolios. In The Core Fixed Income Portfolio, the core fixed income strategy has been replaced by an investment in each of the new segment strategies. Overall we expect these changes to provide greater flexibility, improved diversification, lower cost, and improved overall fixed income returns over time.

Finally, The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio performed well, surpassing their benchmarks. Municipal bonds came under pressure in Q4 2010 as a leading equity analyst took to the media to warn of an impending wave of defaults in the muni market. While there are risks in the muni markets as a result of the economic slowdown, the housing crisis, as well as spiraling benefit costs, the risk cannot be generalized, and there remain many strong muni credits across the muni universe. The new Intermediate Term Municipal Bond II Portfolio was also added to the fund complex over the year to provide a second intermediate, muni bond, and manager alternative. This particular portfolio and manager emphasize the highest quality, most liquid, general obligation segment of the marketplace.

The following sections provide more details about each one of the portfolios.

[1]	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® is a subset of the Russell 3000® Index and includes approximately 200 of the largest securities based on a combination of their market cap and current index membership.
[2]	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.
[3]	The Barclays Capital Aggregate Bond Index measures the investment return of investment-grade, taxable, fixed income securities in the United States — including government, corporate and international dollar-denominated bonds as well as mortgage-backed and asset-backed securities — all with maturities longer than 1 year.

The table below summarizes the performance of the HC Strategic Shares of each Portfolio in the HC Capital Trust. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. All of the referenced benchmark indices are unmanaged, which means that the indices results do not reflect the impact of expenses associated with investing in securities, such as fees, brokerage commission and transactions costs.

HC Capital Trust Portfolios	Fiscal Year 2011 Return
The Value Equity Portfolio HC Strategic Shares	27.56%
Russell 1000® Value Index[1]	28.94%
The Institutional Value Equity Portfolio HC Strategic Shares	28.41%
Russell 1000® Value Index[1]	28.94%
The Growth Equity Portfolio HC Strategic Shares	34.56%
Russell 1000® Growth Index[1]	35.01%
The Institutional Growth Equity Portfolio HC Strategic Shares	34.29%
Russell 1000® Growth Index[1]	35.01%
The Small Capitalization Equity Portfolio HC Strategic Shares	35.48%
Russell 2000® Index[1]	37.41%
The Institutional Small Capitalization Equity Portfolio HC Strategic Shares	35.33%
Russell 2000® Index[1]	37.41%
The Real Estate Securities Portfolio HC Strategic Shares	37.15%
Wilshire Real Estate Securities Index[2]	35.69%
The Commodity Returns Strategy Portfolio HC Strategic Shares	33.86%
Dow Jones UBS Commodities Index[3]	25.91%
The International Equity Portfolio HC Strategic Shares	32.30%
MSCI EAFE Index[4]	30.93%
The Institutional International Equity Portfolio HC Strategic Shares	32.24%
MSCI EAFE Index[4]	30.93%
The Emerging Markets Portfolio HC Strategic Shares	28.05%
MSCI EM Index[5]	28.17%
The Core Fixed Income Portfolio HC Strategic Shares	3.36%
Barclays Capital U.S. Aggregate Bond Index[6]	3.90%
The Fixed Income Opportunity Portfolio HC Strategic Shares	18.78%
Credit Suisse High Yield Bond Index[7]	14.59%
Barclays Capital High Yield Ba/B 2% Issuer Constrained Index[8]	14.58%
The U.S. Government Fixed Income Securities Portfolio HC Strategic Shares	0.85	%(a)
Barclays Capital U.S. Government Index[9]	0.91%
The U.S. Corporate Fixed Income Securities Portfolio HC Strategic Shares	1.44	%(a)
Barclays Capital U.S. Corporate Index[10].	2.67%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio HC Strategic Shares	2.33	%(a)
Barclays Capital U.S. Securitized Index[11]	2.53%
The Short-Term Municipal Bond Portfolio HC Strategic Shares	1.92%
BofA Merrill Lynch 1-3 Year Muni Index[12]	1.71%
The Intermediate Term Municipal Bond Portfolio HC Strategic Shares	4.13%
Barclays Capital Muni 3-15 Year Blend Index[13]	4.04%
The Intermediate Term Municipal Bond II Portfolio HC Strategic Shares	2.72	%(b)
Barclays Capital 5-Year GO Muni Index[14]	3.44%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the portfolios.

(a)	For the period December 6, 2010 (commencement of operations) through June 30, 2011.
(b)	For the period July 13, 2010 (commencement of operations) through June 30, 2011.
[1]	Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index® that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.
[2]	Wilshire Real Estate Securities Index — is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The index is capitalization-weighted.
[3]	The Dow Jones UBS Commodities Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 19 commodity futures in five groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual reweightings of the components). This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs.
[4]	The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), which covers Europe, Australasia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
[5]	MSCI Emerging Markets Index (“MSCI EM Index”) — is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
[6]	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes nearly 8,000 taxable government, investment-grade corporate and mortgage backed securities.
[7]	The Credit Suisse / First Boston (“CSFB”) High Yield Bond Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds. Floating-rate, convertible and preferred stock issues are not included.
[8]	Barclays Capital High Yield Ba/B 2% Issuer Constrained Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.
[9]	The Barclays Capital U.S. Government Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government agency and debt securities.
[10]	The Barclays Capital U.S. Corporate Index is an unmanaged index that covers USD-denominated, investment-grade, fixed-rate and taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured noted that meet specified maturity, liquidity and quality requirements.
[11]	The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.
[12]	The Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.
[13]	Barclays Capital Municipal Bond 3-15 Year Blend Index — is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years.
[14]	The Barclays Capital 5-Year General Obligations Muni Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Value Equity Portfolio

The Institutional Value Equity Portfolio
(Unaudited)

The Value Equity Portfolio (the “Value Portfolio”) managed by AllianceBernstein, L.P., Institutional Capital, LLC, and SSgA Funds Management, Inc. returned 27.56% for the fiscal year compared to 28.94% for the Russell 1000® Value Index1 and 28.33% for the average manager in the Lipper2 universe of Large Cap Value Funds.

The Institutional Value Equity Portfolio (the “Institutional Portfolio”) managed by AllianceBernstein, L.P., Institutional Capital, LLC, Pacific Investment Management Company, LLC (“PIMCO”) and SSgA Funds Management, Inc. returned 28.41% for the fiscal year compared to 28.94% for the Russell 1000® Value Index1 and 28.33% for the average manager in the Lipper2 universe of Large Cap Value Funds. The outperformance of the Institutional Portfolio relative to the Value Portfolio resulted from PIMCO’s account higher turnover strategy which we deemed inappropriate for tax-sensitive investors.

Both the Institutional Portfolio and the Value Portfolio had good absolute returns for the period but lagged the benchmark because of higher allocations to larger capitalization stocks. Over the period, smaller capitalization and lower quality stocks posted better performance as higher risk stocks benefitted the most from the rebound. Both Portfolios are biased to larger capitalization, higher quality companies because they have less financial risk and superior valuations that are expected to translate into higher returns and less portfolio volatility over time.

In the period the Portfolios introduced two passive style strategies under SSgA — Traditional Value and Quality Yield. The former is designed to maintain the Portfolios’ emphasis on deep value fundamentals while reducing the idiosyncratic risk and reducing costs. The latter is intended to exploit the valuation attractiveness of quality in the value domain, while also reducing overall costs to shareholders.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]	The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.39%
HC Advisors Shares 0.64%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Value Equity Portfolio HC Strategic Shares from 7/18/08 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Value Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.42%
HC Advisors Shares 0.67%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio
(Unaudited)

The Growth Equity Portfolio (the “Growth Portfolio”) managed by Jennison Associates LLC, Sustainable Growth Advisers, and SSgA Funds Management, Inc. returned 34.56% for the fiscal year compared to 35.01% for the Russell 1000® Growth Index1 and 32.68% for the average manager in the Lipper2 universe of Large Cap Growth Funds.

The Institutional Growth Equity Portfolio managed by Jennison Associates LLC, Sustainable Growth Advisers, Pacific Investment Management Company, LLC (“PIMCO”) and SSgA Funds Management, Inc. (“SSgA”) returned 34.29% for the fiscal year compared to 35.01% for the Russell 1000® Growth Index1 and 32.68% for the average manager in the Lipper2 universe of Large Cap Growth Funds.

Both Portfolios had good absolute returns for the period but lagged the benchmark because of higher allocations to larger capitalization, higher quality stocks. Over the period, smaller capitalization, lower quality stocks posted better performance as higher risk stocks benefitted the most from the rebound. The Portfolios are biased to larger capitalization, higher quality companies because they have less financial risk and superior valuations that are expected to translate into higher returns and less portfolio volatility over time.

Over the period the Portfolios’ allocation to higher quality companies was increased by introducing to the Portfolios a passive strategy implemented by SSgA, keyed to constituents of the Russell 1000® constituents with above normal Returns on Equity and below normal Debt to Equity ratios and historical variability of operating margins.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]	The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.38%
HC Advisors Shares 0.63%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Growth Equity Portfolio HC Strategic Shares from 8/8/08 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Growth Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.40%
HC Advisors Shares 0.65%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Small Capitalization Equity Portfolio

The Institutional Small Capitalization Equity Portfolio
(Unaudited)

The Small Capitalization Equity Portfolio (the “Small Cap Portfolio”) managed by Frontier Capital Management Company, LLC, IronBridge Capital Management LP, Pzena Capital Management, LLC, and SSgA Fund Management, Inc. returned 35.48% for the period compared to a 37.41% return for the Russell 2000® Index1 and 36.29% for the average manager in the Lipper2 universe of Small Cap Core Funds.

The Institutional Small Capitalization Equity Portfolio (the “Institutional Portfolio”) managed by Frontier Capital Management Company, LLC, IronBridge Capital Management LP, Cupps Capital Management, LLC (“Cupps”), Pzena Capital Management, LLC, and SSgA Fund Management, Inc. returned 35.33% for the period compared to a 37.41% return for the Russell 2000® Index1 and 36.29% for the average manager in the Lipper2 universe of Small Cap Core Funds.

The Portfolios provided strong absolute returns but lagged the benchmark for the period because of stock selection and a modest drag from cash balances throughout the year.

Sterling, Johnston Capital Management, LP was terminated due to organizational changes which altered the investment mandate. In the Institutional Portfolio we introduced Cupps as our pure growth strategy — replacing the SSgA Russell 2000® Growth Index strategy. Because of the higher turnover inherent in this manager’s process, we determined Cupps was not appropriate for taxable investors who comprise most of the shareholders of the Small Cap Portfolio.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by re-allocating away from investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]	Russell 2000® Index measures the performance of smaller capitalization U.S. companies. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization Equity Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.84%
HC Advisors Shares 1.09%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Small Capitalization Equity Portfolio HC Strategic Shares from 8/15/08 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Small Capitalization Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.82%
HC Advisors Shares 1.07%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Real Estate Securities Portfolio
(Unaudited)

The Real Estate Securities Portfolio (the “Portfolio”) managed by Wellington Management Company returned 37.15% for the year compared to 35.69% for the Wilshire Real Estate Securities Index1 and 32.67% for the average manager in the Lipper2 universe of Real Estate Funds.

The Portfolio’s outperformance versus the benchmark was attributable to its higher exposure to healthcare facilities and positive security selection. The Portfolio has emphasized value accretive transactions as a catalyst to identify attractive investment opportunities.

[1]	The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trust (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Real Estate Securities Portfolio HC Strategic Shares from 5/21/09 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Wilshire Real Estate Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Real Estate Securities Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.84%
HC Advisors Shares 1.09%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Commodity Returns Strategy Portfolio
(formerly known as the Commodity Related Securities Portfolio)
(Unaudited)

The Commodity Returns Strategy Portfolio (the “Portfolio”) managed by Wellington Management Company, LLP, and Pacific Investment Management Company, LLC (“PIMCO”) returned 33.86% for the year compared to 25.91% for the Dow-Jones UBS Commodities Index1 and 28.70% for the average manager in the Lipper2 universe of General Commodities Funds.

The Portfolio’s outperformance versus the benchmark was attributable to its higher exposure to precious metals and agricultural commodities, both of which outperformed energy — the largest constituent of the benchmark. The Portfolio introduced two new specialist managers Wellington Management Company, LLP and PIMCO — to invest in futures, swaps and forward contracts in physical commodities. Physical commodities offer additional sources of return such as the term structure of the futures curve, arbitrage opportunities between contract delivery periods and between similar commodities in unconnected markets such as WTI and Brent Crude.

[1]	The Dow-Jones UBS Commodities Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 19 commodity futures in five groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual reweightings of the components). This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Commodity Returns Strategy Portfolio HC Strategic Shares from 6/8/10 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Dow-Jones UBS Commodity Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Commodity Returns Strategy Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.95%*
HC Advisors Shares 1.20%*

* Based on estimated amounts for the current fiscal year.

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The International Equity Portfolio

The Institutional International Equity Portfolio
(Unaudited)

The International Equity Portfolio, managed by Artisan Partners Limited Partnership, Capital Guardian Trust Company and Causeway Capital Management LLC, returned 32.30% for the period compared to 30.93% for the MSCI EAFE Index1 and 30.89% for the average manager in the Lipper2 universe of International Large- Cap Core Funds.

The Institutional International Equity Portfolio managed by Artisan Partners Limited Partnership, Capital Guardian Trust Company and Causeway Capital Management LLC, returned 32.24% for the period ended June 30, 2011 compared to 30.93% for the MSCI EAFE Index1 and 30.89% for the average manager in the Lipper2 universe of International Funds.

Much of the return earned by international stocks has been due to the simple translation effect of the weak U.S. Dollar. In local currency terms, the MSCI EAFE benchmark achieved only 13.30% for the period. Causeway and Artisan outperformed the benchmark while Capital Guardian, a core manager, underperformed slightly. Causeway and Artisan were advantaged by a bias towards emerging markets growth through export oriented multinationals.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]	The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), which covers Europe, Australasia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.60%
HC Advisors Shares 0.85%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio HC Strategic Shares from 11/20/09 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.60%
HC Advisors Shares 0.85%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Emerging Markets Portfolio
(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by SSgA Funds Management, Inc. and The Boston Company Asset Management, LLC returned 28.05% compared with 28.17% for the MSCI Emerging Markets Index1 and 26.90% for the average manager in the Lipper2 universe of Emerging Markets Funds.

The Portfolio provides broad access to international equity emerging markets. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. SSgA Funds Management, Inc. employs a quantitative investment process that combines valuation, momentum, and quality investment criteria to identify attractive investment opportunities across the universe of international emerging market equity opportunities, then constructs and manages individual positions within a disciplined, risk controlled framework. The Boston Company employs a fundamentally driven investment process to identify attractive value companies within the international emerging markets equity universe and then constructs a diversified portfolio of those companies in accordance with industry and individual company allocation guidelines.

For the period, the Portfolio modestly trailed the benchmark and slightly outperformed the average manager in the industry universe. The performance shortfall is primarily due to individual security selection decisions over this period.

[1]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio HC Strategic Shares from 12/10/09 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 1.10%
HC Advisors Shares 1.35%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Core Fixed Income Portfolio
(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by BlackRock Financial Management, Inc., Mellon Capital Management Corporation and Seix Investment Advisors LLC (“Seix”) returned 3.36% for the fiscal year compared to 3.90% for the Barclays Capital U.S. Aggregate Bond Index1 and 5.09% for the average fixed income manager in the Lipper2 universe of Intermediate Investment Grade Debt Funds.

Overall, the Portfolio maintains a duration, or interest rate sensitivity, within the Portfolio that is close to that of the benchmark, and seeks to add value primarily through issue selection, relative value opportunities across sectors, and proper positioning of the Portfolio along the yield curve. Since the Portfolio does not attempt to fully replicate the Index, its performance will deviate from the Index. In the period, the Portfolio underperformed the benchmark due to individual security selection decisions.

[1]	The Barclays Capital U.S. Aggregate Bond Index includes nearly 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.31%
HC Advisors Shares 0.56%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Fixed Income Opportunity Portfolio
(Unaudited)

For the fiscal year, the Fixed Income Opportunity Portfolio (the “Portfolio”), managed by Seix Investment Advisors LLC (“Seix”), had a return of 18.78% compared to 14.59% for the Credit Suisse High Yield Index1, 14.58% for the Barclays Capital High Yield Ba/B 2% Issuer Capped Index2 and 14.93% for the average manager in the Lipper3 High Current Yield Fund universe.

The Portfolio benefitted somewhat from a bias toward longer duration and lower credit quality versus the benchmark. The tightening of spreads in the lower quality tiers was more dramatic. Security selection, particularly in emerging telecommunications and technology, contributed positively to the outperformance.

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans. Over the fiscal year the Portfolio remained focused exclusively on high yield bonds.

[1]	The Credit Suisse High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. It is comprised of over 1,100 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds; floating-rate and convertible issues, as well as preferred stock are not included. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	The Barclays Capital High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts form ore than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Credit Suisse High Yield Index and the Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Opportunity Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

The Portfolio transitioned its benchmark from the Credit Suisse High Yield Index to the Barclays Capital U.S. High Yield Ba/B 2% Issuer Capped Index (“Barclays HY 2% Index”). The reason for the change is that the Barclays HY 2% Index is a better representation of the Specialist Managers’ investment selection of higher-rated, high-yield bonds.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.56%
HC Advisors Shares 0.81%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The U.S. Government Fixed Income Securities Portfolio
(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Capital Management Corporation returned 0.85% since its inception on December 6, 2010, compared to 0.91% for the Barclays Capital U.S. Government Bond Index1 and 0.46% for the average fixed income manager in the Lipper2 universe of Intermediate U.S. Government Funds.

The Portfolio maintains aggregate characteristics — duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark.

[1]	The Barclays Capital U.S. Government Bond Index is a broad-based unmanaged index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective. Return is from the since inception date of the U.S. Government Fixed Income Securities Portfolio.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio HC Strategic Shares from 12/6/10 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Barclays Capital U.S. Government Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.30%*

* Based on estimated amounts for the current fiscal year.

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The U.S. Corporate Fixed Income Securities Portfolio
(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”) managed by Seix Investment Advisors LLC (“Seix”) returned 1.44% since its inception on December 6, 2010, compared to 2.67% for the Barclays Capital U.S. Corporate Investment Grade Bond Index1 and 1.96% for the average fixed income manager in the Lipper2 universe of Intermediate Investment Grade Debt Funds.

The Portfolio maintains aggregate characteristics — duration, weighted average yield-to-maturity, and average credit quality in line with the Benchmark. Since the Portfolio does not attempt to fully replicate the Index, its performance will deviate from the Index. In the period, the Portfolio underperformed the benchmark due to individual security selection decisions.

[1]	The Barclays Capital U.S. Corporate Investment Grade Bond Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective. Return is from the since inception date of the U.S. Corporate Fixed Income Securities Portfolio.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio HC Strategic Shares from 12/6/10 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Barclays Capital U.S. Corporate Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.43%*

* Based on estimated amounts for the current fiscal year.

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by BlackRock Financial Management, Inc., returned 2.33% since its inception on December 6, 2010, compared to 2.53% or the Barclays Capital U.S. Securitized Index1 and 2.11% for the average fixed income manager in the Lipper2 universe of US Mortgage Funds.

The Portfolio maintains aggregate characteristics — duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. In the period, the Portfolio underperformed the benchmark due to individual security selection decisions.

[1]	The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective. Return is from the since inception date of the U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Portfolio HC Strategic Shares from 12/6/10 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Barclays Capital U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder woud pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.36%*

* Based on estimated amounts for the current fiscal year.

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Short-Term Municipal Bond Portfolio
(Unaudited)

The Short-Term Municipal Bond Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. gained 1.92% for the fiscal year compared to 1.71% for the BofA Merrill Lynch 1-3 Year Muni Index1 and 1.68% for the average manager in the Lipper2 universe of Short Duration Municipal Bond Funds.

The Portfolio benefited from its bias toward highly rated issuers and an emphasis on liquidity. The Portfolio retains a yield advantage relative to tax-exempt cash investments while remaining defensively positioned from both a credit quality and duration perspective.

[1]	The BofA Merrill Lynch 1-3 Year Muni Index is an unmanaged, equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio HC Strategic Shares from 3/1/06 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the BofA Merrill Lynch 1-3 Year Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.32%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Intermediate Term Municipal Bond Portfolio
(Unaudited)

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”) managed by Standish Mellon Asset Management Company LLC returned 4.13% for the fiscal year compared to 4.04% for the Barclays Capital Muni 3-15 Year Blend Index1 and 3.61% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

The Portfolio benefitted from improving liquidity and pricing as the credit crisis subsided. Over the period the market sold off dramatically due to concerns over the fiscal solvency of state and local municipalities. Following these events, tax revenues have improved and many issuers have implemented revenue and spending constraints that dramatically improved the near and medium term budgetary balance.

The Portfolio remains broadly diversified in high quality municipal bonds. The Portfolio strategy seeks to add value from sector and security selection as well as maturity management across the yield curve while maintaining an overall portfolio duration, or sensitivity to interest rates, that is comparable to that of the benchmark.

[1]	The Barclays Muni 3-15 Year Blended Index is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years. This index is unmanaged, thus the results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio HC Strategic Shares from 7/1/01 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Barclays Capital Muni 3-15 Year Blend Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.34%
HC Advisors Shares 0.59%

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

The Intermediate Term Municipal Bond II Portfolio
(Unaudited)

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. returned 2.72% since its inception on July 13, 2010, compared to 3.44% for the Barclays Capital 5-Year General Obligation Muni Index1 and 3.61% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

The Portfolio remains broadly diversified to high quality municipal bonds. The Portfolio strategy seeks to add value from sector and security selection as well as maturity management across the yield curve while maintaining an overall portfolio duration, or sensitivity to interest rates, that is comparable to that of the benchmark.

[1]	The Barclays Capital 5-Year General Obligations Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.
[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio HC Strategic Shares from 7/13/10 to 6/30/11, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio's performance above is compared to the Barclays Capital 5-Year General Obligations Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio HC Strategic Shares reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or redemptions of the Portfolio's shares.

Expense Ratio (As of 11/1/10)
HC Strategic Shares 0.32%*
HC Advisors Shares 0.57%*

* Based on estimated amounts for the current fiscal year.

The expense ratios shown above are from the most current prospectus, dated November 1, 2010, available to current and prospective shareholders. Expense ratios for the twelve months ended June 30, 2011 can be found in the financial highlights to this report. Differences between expenses ratios in the prospectus and in this report may be the result of changes in Portfolio assets, changes in investment allocations among specialist managers, and changes in Portfolio operating expenses.

Conclusion

The HC Capital Trust Portfolios had exceptional absolute returns over the past year propelled by the continued rebound in financial markets post the 2008 Financial Crisis. Equity markets, for the most part, have now retraced or surpassed their 2008 declines.

On a relative basis, portfolio performance was mixed with International Equity, Commodities, Real Estate Securities, and Fixed Income Opportunity surpassing benchmarks while the domestic equity portfolios lagged benchmarks because of their strategic emphasis on higher quality, lower risk, less economically sensitive companies. Small and Mid-Cap stocks are at extreme risk levels in our risk models, so we remain cautious and conservatively positioned.

As always, our emphasis is to remain strategic and view manager performance over a full market cycle for each asset class and strategy. Based on this, and our qualitative oversight and review of each manager, we are confident that each of the portfolios is well-positioned to fulfill its objectives.

This year’s initiatives included new funds for real estate, commodities, the taxable fixed income strategy as well as a second intermediate muni bond fund. This improves the breadth of portfolio choices available to meet overall client portfolio objectives. Some of these newer portfolios have higher costs than the traditional equity and fixed income portfolios, but they also involve additional complexity, as in the case of the commodities fund, to gain access to the managers and strategies in a manner that we feel best serves our clients’ needs.

To enhance management within Portfolios we initiated additional passive style strategies in the Growth Portfolios and the Value Portfolios this year. These are passive strategies designed to capture specific investment styles via a broader, more diversified, lower cost portfolio. The portfolios are managed by State Street Global Advisors based on guidelines provided by HC Capital Solutions. These portfolios allow us to emphasize/de-emphasize various styles over time based upon their risk premium and overall contribution to portfolio risk and return. We plan to continue to expand their use in other portfolios throughout the year.

As always, we appreciate your continued confidence and support.

Sincerely,

Donald E. Callaghan
President

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 98.62%
	Aerospace & Defense — 3.62%
1,700	Alliant Techsystems, Inc.	$121
22,697	General Dynamics Corp.	1,691
61,952	Honeywell International, Inc.	3,692
5,400	L-3 Communications Holdings, Inc.	472
5,617	Lockheed Martin Corp.	455
110,946	Northrop Grumman Corp.	7,694
76,329	Raytheon Co.	3,805
5,300	Spirit Aerosystems Holdings, Inc., Class – A (a)	117
9,179	The Boeing Co.	679
7,145	United Technologies Corp.	632
		19,358
	Agricultural Products — 1.30%
103,123	Archer-Daniels-Midland Co.	3,109
56,098	Bunge Ltd.	3,868
		6,977
	Air Freight & Logistics — 0.26%
9,588	FedEx Corp.	910
6,900	United Parcel Service, Inc., Class – B	503
		1,413
	Airlines — 0.31%
500	Copa Holdings SA, Class – A	34
175,707	Delta Air Lines, Inc. (a)	1,611
		1,645
	Alternative Carriers — 0.03%
7,700	tw telecom, Inc. (a)	158
	Aluminum — 0.52%
174,739	Alcoa, Inc.	2,771
	Apparel Retail — 0.34%
3,200	American Eagle Outfitters, Inc.	41
4,200	Foot Locker, Inc.	100
92,271	The Gap, Inc.	1,670
		1,811
	Apparel, Accessories & Luxury Goods — 0.03%
1,300	V.F. Corp.	141
	Asset Management & Custody Banks — 0.89%
14,100	Ares Capital Corp.	227
57,666	Bank of New York Mellon Corp.	1,477
14,601	BlackRock, Inc., Class – A	2,801
1,900	Eaton Vance Corp.	57
1,500	Federated Investors, Inc., Class – B	36
3,283	Northern Trust Corp.	151
		4,749
	Auto Parts & Equipment — 1.28%
2,400	Autoliv, Inc.	188
200	Federal-Mogul Corp., Class – A (a)	4
85,564	Johnson Controls, Inc.	3,565
36,979	Lear Corp.	1,978
18,900	TRW Automotive Holdings Corp. (a)	1,116
		6,851

Shares	Security Description	Value (000)
	Automobile Manufacturers — 1.00%
118,988	Ford Motor Co. (a)	$1,641
121,100	General Motors Co. (a)	3,677
400	Thor Industries, Inc.	11
		5,329
	Biotechnology — 1.05%
38,697	Amgen, Inc. (a)	2,258
1,800	Cephalon, Inc. (a)	144
77,551	Gilead Sciences, Inc. (a)	3,211
		5,613
	Brewers — 0.04%
5,212	Molson Coors Brewing Co., Class – B	233
	Broadcasting — 0.10%
18,300	CBS Corp., Class – B	521
	Building Products — 0.05%
5,700	Masco Corp.	68
5,700	Owens Corning, Inc. (a)	213
		281
	Cable & Satellite — 2.47%
272,660	Comcast Corp., Class – A	6,909
48,165	DIRECTV, Class – A (a)	2,448
49,381	Time Warner Cable, Inc.	3,854
		13,211
	Catalog Retail — 0.02%
6,600	Liberty Media Corp. – Interactive, Class – A (a)	111
	Commercial Printing — 0.01%
3,300	R.R. Donnelley & Sons Co.	65
	Commodity Chemicals — 0.00%
300	Kronos Worldwide, Inc.	9
	Communications Equipment — 1.45%
202,300	Cisco Systems, Inc.	3,158
119,026	Corning, Inc.	2,161
200	EchoStar Corp., Class – A (a)	7
2,600	Harris Corp.	117
50,740	Motorola Solutions, Inc. (a)	2,336
1,700	Tellabs, Inc.	8
		7,787
	Computer & Electronics Retail — 0.22%
3,600	Best Buy Co., Inc.	113
39,060	GameStop Corp., Class – A (a)	1,042
1,200	RadioShack Corp.	16
		1,171
	Computer Hardware — 1.91%
203,697	Dell, Inc. (a)	3,395
1,100	Diebold, Inc.	34
186,971	Hewlett-Packard Co.	6,806
		10,235
	Computer Storage & Peripherals — 0.02%
300	Lexmark International, Inc., Class – A (a)	9
1,000	SanDisk Corp. (a)	42
2,000	Seagate Technology PLC	32

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Computer Storage & Peripherals (continued)
1,000	Western Digital Corp. (a)	$36
		119
	Construction & Engineering — 0.06%
5,100	AECOM Technology Corp. (a)	139
4,200	URS Corp. (a)	188
		327
	Construction & Farm Machinery & Heavy Trucks — 0.02%
4,600	Oshkosh Corp. (a)	133
	Construction Materials — 0.01%
2,000	Vulcan Materials Co.	77
	Consumer Electronics — 0.02%
2,900	Garmin Ltd.	96
	Consumer Finance — 0.39%
13,400	American Express Co.	693
24,091	Capital One Financial Corp.	1,245
8,100	SLM Corp.	136
		2,074
	Data Processing & Outsourced Services — 0.30%
7,700	Automatic Data Processing, Inc.	406
1,900	Broadridge Financial Solutions, Inc.	46
700	Computer Sciences Corp.	27
200	DST Systems, Inc.	10
5,000	Paychex, Inc.	154
11,400	Visa, Inc., Class – A	960
		1,603
	Department Stores — 0.09%
2,500	J.C. Penney Co., Inc.	86
4,683	Kohl’s Corp.	234
4,700	Macy’s, Inc.	138
		458
	Distillers & Vintners — 0.37%
94,077	Constellation Brands, Inc., Class – A (a)	1,959
	Distributors — 0.02%
2,400	Genuine Parts Co.	131
	Diversified Banks — 1.94%
61,960	U.S. Bancorp	1,580
314,354	Wells Fargo & Co.	8,821
		10,401
	Diversified Chemicals — 1.23%
900	Ashland, Inc.	58
700	Cabot Corp.	28
9,518	E.I. du Pont de Nemours & Co.	4514
3,000	Huntsman Corp.	57
2,400	PPG Industries, Inc.	218
158,849	The Dow Chemical Co.	5,719
		6,594
	Diversified Metals & Mining — 0.02%
2,700	Southern Copper Corp.	89

Shares	Security Description	Value (000)
	Diversified Real Estate Investment Trusts — 0.03%
2,900	Liberty Property Trust	$94
600	Vornado Realty Trust	56
		150
	Diversified Support Services — 0.02%
2,800	Iron Mountain, Inc.	95
	Drug Retail — 0.50%
69,239	CVS Caremark Corp.	2,602
1,678	Walgreen Co.	71
		2,673
	Education Services — 0.01%
700	Career Education Corp. (a)	15
700	DeVry, Inc.	41
		56
	Electric Utilities — 1.20%
23,581	American Electric Power, Inc.	889
400	DPL, Inc.	12
47,216	Duke Energy Corp.	889
5,517	Edison International	214
3,057	Entergy Corp.	209
23,280	Exelon Corp.	997
14,800	FirstEnergy Corp.	653
2,300	Great Plains Energy, Inc.	48
300	Hawaiian Electric Industries, Inc.	7
14,922	NextEra Energy, Inc.	857
600	Northeast Utilities	21
3,900	NV Energy, Inc.	60
700	Pepco Holdings, Inc.	14
400	Pinnacle West Capital Corp.	18
8,400	PPL Corp.	234
900	Progress Energy, Inc.	43
29,995	The Southern Co.	1,211
2,000	Westar Energy, Inc.	54
		6,430
	Electrical Components & Equipment — 0.11%
9,100	Emerson Electric Co.	512
900	Hubbell, Inc., Class – B	58
		570
	Electronic Components — 0.00%
700	Vishay Intertechnology, Inc. (a)	11
	Electronic Equipment & Instruments — 0.00%
200	Itron, Inc. (a)	10
	Electronic Manufacturing Services — 0.01%
800	Jabil Circuit, Inc.	16
2,200	Molex, Inc.	57
		73
	Environmental & Facilities Services — 0.19%
4,900	Republic Services, Inc., Class – A	151
22,651	Waste Management, Inc.	844
		995
	Fertilizers & Agricultural Chemicals — 0.39%
28,657	Monsanto Co.	2,079

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Food Distributors — 0.05%
9,000	Sysco Corp.	$281
	Food Retail — 0.96%
14,200	Safeway, Inc.	332
3,400	SUPERVALU, Inc.	32
191,929	The Kroger Co.	4,760
		5,124
	Gas Utilities — 0.01%
300	AGL Resources, Inc.	12
300	Atmos Energy Corp.	10
300	ONEOK, Inc.	22
600	Questar Corp.	11
400	UGI Corp.	13
		68
	General Merchandise Stores — 0.34%
39,200	Target Corp.	1,839
	Gold — 0.21%
20,900	Newmont Mining Corp.	1,128
	Health Care Distributors — 0.12%
14,555	Cardinal Health, Inc.	661
	Health Care Equipment — 0.89%
1,858	Baxter International, Inc.	111
36,500	Boston Scientific Corp. (a)	252
59,786	Covidien PLC	3,182
1,500	Kinetic Concepts, Inc. (a)	86
29,040	Medtronic, Inc.	1,119
600	Teleflex, Inc.	37
		4,787
	Health Care Facilities — 0.24%
2,400	Community Health Systems, Inc. (a)	62
32,923	HCA Holdings, Inc. (a)	1,086
1,300	LifePoint Hospitals, Inc. (a)	51
12,200	Tenet Healthcare Corp. (a)	76
		1,275
	Health Care Services — 0.06%
1,500	Lincare Holdings, Inc.	44
1,200	MEDNAX, Inc. (a)	87
3,200	Quest Diagnostics, Inc.	189
		320
	Home Furnishings — 0.01%
2,200	Leggett & Platt, Inc.	54
	Home Improvement Retail — 1.71%
339,814	Lowe’s Cos., Inc.	7,921
34,300	The Home Depot, Inc.	1,242
		9,163
	Homebuilding — 0.17%
1,254	NVR, Inc. (a)	910
	Hotels, Resorts & Cruise Lines — 0.42%
25,357	Carnival Corp.	954
400	Choice Hotels International, Inc.	14
32,262	Royal Caribbean Cruises Ltd. (a)	1,214

Shares	Security Description	Value (000)
	Hotels, Resorts & Cruise Lines (continued)
2,000	Wyndham Worldwide Corp.	$67
		2,249
	Household Appliances — 0.03%
2,100	Whirlpool Corp.	171
	Household Products — 1.43%
6,889	Colgate-Palmolive Co.	602
1,700	Energizer Holdings, Inc. (a)	123
7,533	Kimberly-Clark Corp.	501
2,000	The Clorox Co.	135
99,020	The Procter & Gamble Co.	6,295
		7,656
	Housewares & Specialties — 0.01%
1,000	Jarden Corp.	34
	Hypermarkets & Super Centers — 0.32%
32,001	Wal-Mart Stores, Inc.	1,701
	Independent Power Producers & Energy Traders — 0.02%
600	Constellation Energy Group, Inc.	23
3,500	NRG Energy, Inc. (a)	86
		109
	Industrial Conglomerates — 2.29%
7,900	3M Co.	749
544,105	General Electric Co.	10,262
25,576	Tyco International Ltd.	1,264
		12,275
	Industrial Gases — 0.06%
3,300	Air Products & Chemicals, Inc.	315
	Industrial Machinery — 0.78%
5,200	Eaton Corp.	268
1,300	Harsco Corp.	42
7,800	Illinois Tool Works, Inc.	441
71,346	Ingersoll-Rand PLC	3,240
2,600	Stanely Black & Decker, Inc,	187
		4,178
	Industrial Real Estate Investment Trust — 0.01%
1,292	Prologis, Inc.	46
	Insurance Brokers — 0.40%
35,453	Aon Corp.	1,819
1,700	Arthur J. Gallagher & Co.	48
8,400	Marsh & McLennan Cos., Inc.	262
		2,129
	Integrated Oil & Gas — 8.96%
95,836	Chevron Corp.	9,856
180,927	ConocoPhillips	13,604
47,535	Exxon Mobil Corp.	3,868
70,345	Hess Corp.	5,259
215,822	Marathon Oil Corp.	11,369
38,752	Occidental Petroleum Corp.	4,032
		47,988
	Integrated Telecommunication Services — 4.74%
447,337	AT&T, Inc.	14,051

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Integrated Telecommunication Services (continued)
80,861	BCE, Inc.	$3,177
108,400	CenturyLink, Inc.	4,383
65,700	Frontier Communications Corp.	530
83,991	Verizon Communications, Inc.	3,127
7,800	Windstream Corp.	101
		25,369
	Internet Software & Services — 0.22%
16,940	eBay, Inc. (a)	547
42,178	Yahoo!, Inc. (a)	634
		1,181
	Investment Banking & Brokerage — 1.62%
500	Greenhill & Co., Inc.	27
69,119	Morgan Stanley	1,590
113,102	The Charles Schwab Corp.	1,861
38,998	The Goldman Sachs Group, Inc.	5,190
		8,668
	IT Consulting & Other Services — 0.09%
7,613	Accenture PLC, Class – A	460
800	Amdocs Ltd. (a)	24
1,200	SAIC, Inc. (a)	20
		504
	Leisure Products — 0.04%
1,900	Hasbro, Inc.	83
5,300	Mattel, Inc.	146
		229
	Life & Health Insurance — 1.10%
22,277	Aflac, Inc.	1,040
7,500	Lincoln National Corp.	214
99,523	MetLife, Inc.	4,366
3,500	Protective Life Corp.	81
7,700	Unum Group	196
		5,897
	Life Sciences Tools & Services — 0.16%
1,500	Pharmaceutical Product Development, Inc.	40
12,362	Thermo Electron Corp. (a)	796
		836
	Managed Health Care — 3.39%
22,049	Aetna, Inc.	972
6,900	CIGNA Corp.	355
3,600	Coventry Health Care, Inc. (a)	132
32,782	Health Net, Inc. (a)	1,053
4,200	Humana, Inc.	338
117,239	UnitedHealth Group, Inc.	6,047
117,265	WellPoint, Inc.	9,237
		18,134
	Marine — 0.01%
700	Alexander & Baldwin, Inc.	34

Shares	Security Description	Value (000)
	Metal & Glass Containers — 0.19%
1,000	Greif, Inc., Class – A	$65
36,538	Owens-Illinois, Inc. (a)	943
		1,008
	Mortgage Real Estate Investment Trusts — 0.09%
400	American Capital Agency Corp.	12
20,300	Annaly Capital Management, Inc.	366
25,800	Chimera Investment Corp.	89
		467
	Movies & Entertainment — 3.80%
800	DreamWorks Animation SKG, Inc. (a)	16
800	Liberty Media Corp. – Capital, Series A (a)	69
237,658	News Corp., Class – A	4,207
1,300	Regal Entertainment Group, Class – A	16
60,843	The Walt Disney Co.	2,375
177,358	Time Warner, Inc.	6,450
141,552	Viacom, Inc., Class – B	7,219
		20,352
	Multi-line Insurance — 0.26%
2,000	American Financial Group, Inc.	71
17,300	American International Group, Inc.	507
100	American National Insurance Co.	8
10,213	Loews Corp.	430
11,100	The Hartford Financial Services Group, Inc.	293
2,000	Unitrin, Inc.	59
		1,368
	Multi-Sector Holdings — 0.07%
10,300	Leucadia National Corp.	351
	Multi-Utilities — 0.91%
400	Alliant Energy Corp.	16
800	Ameren Corp.	23
1,400	CenterPoint Energy, Inc.	27
800	CMS Energy Corp.	16
4,700	Consolidated Edison, Inc.	250
20,423	Dominion Resources, Inc.	986
42,300	DTE Energy Co.	2,116
300	Integrys Energy Group, Inc.	416
600	MDU Resources Group, Inc.	14
961	NiSource, Inc.	20
400	NSTAR	18
300	OGE Energy Corp.	15
14,159	PG&E Corp.	595
17,939	Public Service Enterprise Group, Inc.	586
1,900	SCANA Corp.	75
800	Sempra Energy	42
700	TECO Energy, Inc.	13
300	Vectren Corp.	8
800	Wisconsin Energy Corp.	25
1,500	Xcel Energy, Inc.	36
		4,897

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Office Electronics — 0.01%
6,000	Xerox Corp.	$62
	Office Real Estate Investment Trusts — 0.08%
1,400	Alexandria Real Estate Equities, Inc.	108
400	Brandywine Realty Trust	5
1,800	CommonWealth REIT	46
200	Corporate Office Properties Trust	6
300	Digital Realty Trust, Inc.	19
400	Douglas Emmett, Inc.	8
900	Duke Realty Corp.	13
2,200	Mack-Cali Realty Corp.	72
1,600	Piedmont Office Realty Trust, Inc., Class – A	33
1,700	SL Green Realty Corp.	141
		451
	Office Services & Supplies — 0.02%
1,600	Avery Dennison Corp.	62
2,800	Pitney Bowes, Inc.	64
		126
	Oil & Gas Drilling — 1.17%
9,100	Atwood Oceanics, Inc. (a)	402
51,034	ENSCO International PLC – Sponsored ADR	2,720
73,100	Nabors Industries Ltd. (a)	1,801
12,500	Rowan Cos., Inc. (a)	485
13,100	Transocean Ltd.	846
		6,254
	Oil & Gas Equipment & Services — 0.46%
8,474	Baker Hughes, Inc.	615
13,657	National Oilwell Varco, Inc.	1,068
3,300	SEACOR Holdings, Inc.	330
8,300	Tidewater, Inc.	446
		2,459
	Oil & Gas Exploration & Production — 2.70%
39,619	Anadarko Petroleum Corp.	3,041
8,816	Apache Corp.	1,088
36,451	Chesapeake Energy Corp.	1,082
83,785	Devon Energy Corp.	6,603
104,068	Nexen, Inc.	2,342
18,700	Quicksilver Resources, Inc. (a)	276
		14,432
	Oil & Gas Refining & Marketing — 0.26%
41,123	Tesoro Corp. (a)	942
18,100	Valero Energy Corp.	463
		1,405
	Oil & Gas Storage & Transportation — 0.37%
8,200	Frontline Ltd.	121
1,800	Kinder Morgan, Inc.	52
17,100	Southern Union Co.	686
10,000	Spectra Energy Corp.	274
700	Teekay Shipping Corp.	22

Shares	Security Description	Value (000)
	Oil & Gas Storage & Transportation (continued)
28,029	The Williams Cos., Inc.	$848
		2,003
	Other Diversified Financial Services — 6.16%
326,382	Bank of America Corp.	3,577
280,137	Citigroup, Inc.	11,665
433,958	JPMorgan Chase & Co.	17,766
		33,008
	Packaged Foods & Meats — 1.47%
2,800	Campbell Soup Co.	97
16,800	ConAgra Foods, Inc.	433
1,100	Flowers Foods, Inc.	24
14,858	General Mills, Inc.	553
4,900	Heinz (H.J.) Co.	261
4,312	Kellogg Co.	238
66,958	Kraft Foods, Inc.	2,359
2,100	McCormick & Co., Inc.	104
1,200	Ralcorp Holdings, Inc. (a)	104
9,000	Sara Lee Corp.	171
56,057	Smithfield Foods, Inc. (a)	1,226
2,300	The Hershey Co.	131
4,600	The J.M. Smucker Co.	352
93,400	Tyson Foods, Inc., Class – A	1,814
		7,867
	Paper Packaging — 0.07%
2,800	Bemis Co., Inc.	95
2,700	Packaging Corp. of America	75
4,200	Sealed Air Corp.	100
2,700	Sonoco Products Co.	96
1,100	Temple – Inland, Inc.	33
		399
	Paper Products — 0.10%
500	Domtar Corp.	47
11,200	International Paper Co.	334
4,500	MeadWestvaco Corp.	150
		531
	Personal Products — 0.03%
6,600	Avon Products, Inc.	185
	Pharmaceuticals — 11.18%
12,230	Abbott Laboratories	644
120,760	AstraZeneca PLC – Sponsored ADR	6,046
72,130	Bristol-Myers Squibb Co.	2,089
48,546	Eli Lilly & Co.	1,822
6,800	Forest Laboratories, Inc. (a)	267
12,050	Hospira, Inc. (a)	683
252,117	Johnson & Johnson	16,771
215,048	Merck & Co., Inc.	7,589
971,740	Pfizer, Inc.	20,018
97,557	Sanofi-Aventis – Sponsored ADR	3,919
		59,848
	Property & Casualty Insurance — 3.14%
67,667	ACE Ltd.	4,454

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Property & Casualty Insurance (continued)
1,500	Allied World Assurance Co., Holdings Ltd.	$86
1,100	Aspen Insurance Holdings Ltd.	28
4,600	Assured Guaranty Ltd.	75
2,000	AXIS Capital Holdings Ltd.	62
56,404	Berkshire Hathaway, Inc., Class – B (a)	4,365
2,200	Cincinnati Financial Corp.	64
600	CNA Financial Corp.	17
1,400	Endurance Specialty Holdings Ltd.	58
400	Erie Indemnity Co., Class – A	28
9,000	Fidelity National Financial, Inc., Class – A	142
1,800	Hanover Insurance Group, Inc.	68
400	Mercury General Corp.	16
4,000	Old Republic International Corp.	47
25,012	The Allstate Corp.	764
13,937	The Chubb Corp.	873
93,996	The Travelers Cos., Inc.	5,487
8,000	XL Group PLC	176
		16,810
	Publishing — 0.50%
63,750	Gannett Co., Inc.	913
400	Meredith Corp.	12
28,800	The McGraw-Hill Cos., Inc.	1,207
1,500	The New York Times Co., Class – A (a)	13
200	The Washington Post Co., Class – B	84
12,128	Thomson Reuters Corp.	456
		2,685
	Railroads — 0.49%
16,763	Norfolk Southern Corp.	1,256
13,235	Union Pacific Corp.	1,382
		2,638
	Regional Banks — 1.23%
800	Bank of Hawaii Corp.	37
119,379	BB&T Corp.	3,204
5,300	CIT Group, Inc. (a)	235
800	Cullen/Frost Bankers, Inc.	46
24,800	Fifth Third Bancorp	316
25,100	KeyCorp	209
1,900	M&T Bank Corp.	167
33,142	PNC Financial Services Group, Inc.	1,976
14,200	SunTrust Banks, Inc.	366
2,600	Valley National Bancorp	35
		6,591
	Reinsurance — 0.08%
700	Everest Re Group Ltd.	57
2,700	PartnerRe Ltd.	186
1,800	Reinsurance Group of America, Inc.	109
2,800	Validus Holdings Ltd.	87
		439
	Residential Real Estate Investment Trusts — 0.03%
300	AvalonBay Communities, Inc.	38

Shares	Security Description	Value (000)
	Residential Real Estate Investment Trusts (continued)
200	BRE Properties, Inc.	$10
200	Camden Property Trust	13
900	Equity Residential	54
100	Essex Property Trust, Inc.	13
600	UDR, Inc.	15
		143
	Restaurants — 0.47%
1,300	Brinker International, Inc.	32
2,100	Darden Restaurants, Inc.	104
28,500	McDonald’s Corp.	2,403
		2,539
	Retail Real Estate Investment Trusts — 0.08%
200	Federal Realty Investment Trust	17
1,800	General Growth Properties, Inc.	30
1,400	Kimco Realty Corp.	26
400	Realty Income Corp.	13
300	Regency Centers Corp.	13
2,640	Simon Property Group, Inc.	307
200	Taubman Centers, Inc.	12
400	The Macerich Co.	22
400	Weingarten Realty Investors	10
		450
	Semiconductor Equipment — 0.72%
209,737	Applied Materials, Inc.	2,729
3,400	KLA-Tencor Corp.	138
21,400	Lam Research Corp. (a)	947
400	Novellus Systems, Inc. (a)	14
800	Teradyne, Inc. (a)	12
		3,840
	Semiconductors — 1.58%
4,600	Analog Devices, Inc.	180
600	Fairchild Semiconductor International, Inc. (a)	10
215,280	Intel Corp.	4,771
300	International Rectifier Corp. (a)	8
2,000	Intersil Corp., Class – A	26
3,500	Linear Technology Corp.	116
2,400	Marvell Technology Group Ltd. (a)	35
4,500	Maxim Integrated Products, Inc.	115
3,000	Microchip Technology, Inc.	114
3,700	Micron Technology, Inc. (a)	28
306	SunPower Corp., Class – A (a)	6
88,758	Texas Instruments, Inc.	2,914
4,100	Xilinx, Inc.	149
		8,472
	Soft Drinks — 1.81%
3,400	Dr. Pepper Snapple Group, Inc.	143
80,105	PepsiCo, Inc.	5,642
58,159	The Coca-Cola Co.	3,913
		9,698

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialized Consumer Services — 0.01%
4,700	H & R Block, Inc.	$75
	Specialized Finance — 0.52%
2,134	CME Group, Inc.	622
600	Interactive Brokers Group, Inc., Class – A	9
48,600	Moody’s Corp.	1,864
4,100	NYSE Euronext	141
5,900	The Nasdaq OMX Group, Inc. (a)	149
		2,785
	Specialized Real Estate Investment Trusts — 0.18%
10,200	HCP, Inc.	374
600	Health Care REIT, Inc.	31
400	Hospitality Properties Trust	10
400	Nationwide Health Properties, Inc.	17
500	Plum Creek Timber Co., Inc.	20
656	Public Storage	75
300	Rayonier, Inc.	20
3,600	Senior Housing Properties Trust	84
500	Ventas, Inc.	26
13,800	Weyerhaeuser Co.	302
		959
	Specialty Chemicals — 0.28%
500	Cytec Industries, Inc.	29
700	Lubrizol Corp.	94
34,500	LyondellBasell Industries NV, Class – A	1,329
2,100	RPM, Inc.	48
		1,500
	Specialty Stores — 0.24%
79,600	Staples, Inc.	1,258
	Steel — 0.21%
1,500	Cliffs Natural Resources, Inc.	139
22,292	Commercial Metals Co.	320
4,800	Nucor Corp.	198
6,361	Reliance Steel & Aluminum Co.	316
200	Schnitzer Steel Industries, Inc., Class – A	11
8,232	Steel Dynamics, Inc.	134
		1,118
	Systems Software — 0.84%
1,700	CA, Inc.	39
172,391	Microsoft Corp.	4,482
		4,521
	Technology Distributors — 0.01%
500	Arrow Electronics, Inc. (a)	21
700	Avnet, Inc. (a)	22
700	Ingram Micro, Inc., Class – A (a)	13
200	Tech Data Corp. (a)	10
		66

Shares or Principal Amount (000)	Security Description	Value (000)
	Thrifts & Mortgage Finance — 0.09%
2,600	Capitol Federal Financial, Inc.	$31
4,700	First Niagara Financial Group, Inc.	62
7,300	Hudson City Bancorp, Inc.	60
6,700	New York Community Bancorp, Inc.	100
15,100	People’s United Financial, Inc.	203
		456
	Tobacco — 1.08%
159,989	Altria Group, Inc.	4,225
2,200	Lorillard, Inc.	239
12,444	Philip Morris International, Inc.	831
12,730	Reynolds American, Inc.	472
		5,767
	Trading Companies & Distributors — 0.00%
700	GATX Corp.	26
	Water Utilities — 0.01%
600	American Water Works Co., Inc.	18
500	Aqua America, Inc.	11
		29
	Wireless Telecommunication Services — 0.90%
8,600	NII Holdings, Inc., Class – B (a)	365
96,888	Sprint Nextel Corp. (a)	522
4,300	Telephone & Data Systems, Inc.	134
141,819	Vodafone Group PLC – Sponsored ADR	3,789
		4,810
	Total Common Stocks	528,104
	U.S. Treasury Obligations — 0.03%
$109	U.S. Treasury Bills, 0.04%, 7/7/11 (b)(c)	109
40	U.S. Treasury Bills, 0.03%, 8/25/11 (b)(c)	40
	Total U.S. Treasury Obligations	149
	Time Deposit — 0.73%
3,888	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	3,888
	Total Time Deposit	3,888
	Mutual Fund — 0.22%
1,213,132	Alliance Money Market Fund Prime Portfolio, 0.02% (d)	1,213
	Total Mutual Fund	1,213
	Total Investments (cost $451,907) — 99.60%	533,354
	Other assets in excess of liabilities — 0.40%	2,119
	Net Assets — 100.00%	$535,473

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Value Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

(b)	Rate disclosed represents effective yield at purchase.
(c)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.
(d)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

ADR — American Depositary Receipt

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Value Equity Portfolio	Alliance Bernstein L.P.	Institutional Capital, LLC	SSgA Funds Management, Inc.	Total
Common Stocks	35.93%	19.50%	43.58%	99.01%
U.S. Treasury Obligations	—	—	0.03%	0.03%
Time Deposit	0.02%	0.71%	—	0.73%
Mutual Fund	—	—	0.23%	0.23%
Total Investments	35.95%	20.21%	43.84%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
29	S&P 500 E-Mini Future	$1,907	Sep-11	$65
	Net Unrealized Appreciation/(Depreciation)			$65

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 85.12%
	Aerospace & Defense – 3.27%
2,500	Alliant Techsystems, Inc.	$178
29,151	General Dynamics Corp.	2,172
98,004	Honeywell International, Inc.	5,840
1	Huntington Ingalls Industries, Inc. (a)	—
8,100	L-3 Communications Holdings, Inc.	709
7,784	Lockheed Martin Corp.	630
155,512	Northrop Grumman Corp.	10,785
90,558	Raytheon Co.	4,514
8,000	Spirit Aerosystems Holdings, Inc., Class – A(a)	176
12,473	The Boeing Co.	922
10,074	United Technologies Corp.	892
		26,818
	Agricultural Products — 1.27%
151,683	Archer-Daniels-Midland Co.	4,573
85,503	Bunge Ltd.	5,896
		10,469
	Air Freight & Logistics — 0.21%
9,953	FedEx Corp.	944
10,400	United Parcel Service, Inc., Class – B	758
		1,702
	Airlines — 0.29%
700	Copa Holdings SA, Class – A	47
254,267	Delta Air Lines, Inc. (a)	2,331
		2,378
	Alternative Carriers — 0.03%
11,600	tw telecom, Inc. (a)	238
	Aluminum — 0.41%
213,358	Alcoa, Inc.	3,384
	Apparel Retail — 0.35%
4,500	American Eagle Outfitters, Inc.	58
6,200	Foot Locker, Inc.	147
148,782	The Gap, Inc.	2,693
		2,898
	Apparel, Accessories & Luxury Goods — 0.03%
2,000	V.F. Corp.	217
	Asset Management & Custody Banks — 0.81%
21,300	Ares Capital Corp.	342
68,184	Bank of New York Mellon Corp.	1,747
22,100	BlackRock, Inc., Class – A	4,239
2,700	Eaton Vance Corp.	82
2,200	Federated Investors, Inc., Class – B	52
4,951	Northern Trust Corp.	228
		6,690

Shares	Security Description	Value (000)
	Auto Parts & Equipment — 1.23%
3,600	Autoliv, Inc.	$283
400	Federal-Mogul Corp., Class – A (a)	9
127,871	Johnson Controls, Inc.	5,327
55,493	Lear Corp.	2,968
25,400	TRW Automotive Holdings Corp. (a)	1,499
		10,086
	Automobile Manufacturers — 0.82%
150,481	Ford Motor Co. (a)	2,075
154,100	General Motors Co. (a)	4,679
600	Thor Industries, Inc.	17
		6,771
	Biotechnology — 0.86%
44,539	Amgen, Inc. (a)	2,599
2,700	Cephalon, Inc. (a)	215
102,872	Gilead Sciences, Inc. (a)	4,260
		7,074
	Brewers — 0.04%
7,779	Molson Coors Brewing Co., Class – B	348
	Broadcasting — 0.07%
19,000	CBS Corp., Class – B	541
	Building Products — 0.05%
8,600	Masco Corp.	103
8,700	Owens Corning, Inc. (a)	325
		428
	Cable & Satellite — 2.16%
381,705	Comcast Corp., Class – A	9,673
56,263	DIRECTV, Class – A (a)	2,859
66,633	Time Warner Cable, Inc.	5,200
		17,732
	Catalog Retail — 0.02%
10,000	Liberty Media Corp. – Interactive, Class – A (a)	168
	Commercial Printing — 0.01%
5,000	R.R. Donnelley & Sons Co.	98
	Commodity Chemicals — 0.00%
500	Kronos Worldwide, Inc.	16
	Communications Equipment — 1.40%
222,700	Cisco Systems, Inc.	3,476
252,034	Corning, Inc.	4,575
300	EchoStar Corp., Class – A (a)	11
3,800	Harris Corp.	171
70,279	Motorola Solutions, Inc. (a)	3,236
2,600	Tellabs, Inc.	12
		11,481
	Computer & Electronics Retail — 0.20%
5,500	Best Buy Co., Inc.	173
54,500	GameStop Corp., Class – A (a)	1,453

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Computer & Electronics Retail (continued)
1,800	RadioShack Corp.	$24
		1,650
	Computer Hardware — 1.53%
267,400	Dell, Inc. (a)	4,457
1,600	Diebold, Inc.	50
222,079	Hewlett-Packard Co.	8,084
		12,591
	Computer Storage & Peripherals — 0.02%
500	Lexmark International, Inc., Class – A (a)	15
1,500	SanDisk Corp. (a)	62
3,000	Seagate Technology PLC	48
1,500	Western Digital Corp. (a)	55
		180
	Construction & Engineering — 0.06%
7,700	AECOM Technology Corp. (a)	210
6,300	URS Corp. (a)	282
		492
	Construction & Farm Machinery & Heavy Trucks — 0.02%
6,900	Oshkosh Corp. (a)	200
	Construction Materials — 0.01%
3,000	Vulcan Materials Co.	116
	Consumer Electronics — 0.02%
4,400	Garmin Ltd.	145
	Consumer Finance — 0.30%
14,000	American Express Co.	724
29,266	Capital One Financial Corp.	1,512
12,100	SLM Corp.	203
		2,439
	Data Processing & Outsourced Services — 0.24%
11,500	Automatic Data Processing, Inc.	606
2,800	Broadridge Financial Solutions, Inc.	67
1,000	Computer Sciences Corp.	38
200	DST Systems, Inc.	11
7,400	Paychex, Inc.	227
11,900	Visa, Inc., Class – A	1,003
		1,952
	Department Stores — 0.08%
3,800	J.C. Penney Co., Inc.	131
6,465	Kohl’s Corp.	323
7,200	Macy’s, Inc.	211
		665
	Distillers & Vintners — 0.29%
113,832	Constellation Brands, Inc., Class – A (a)	2,370

Shares	Security Description	Value (000)
	Distributors — 0.02%
3,600	Genuine Parts Co.	$196
	Diversified Banks — 1.56%
64,731	U.S. Bancorp	1,651
399,217	Wells Fargo & Co.	11,202
		12,853
	Diversified Chemicals — 1.10%
1,300	Ashland, Inc.	84
1,100	Cabot Corp.	44
14,319	E.I. du Pont de Nemours & Co.	774
4,400	Huntsman Corp.	83
3,600	PPG Industries, Inc.	327
215,031	The Dow Chemical Co.	7,741
		9,053
	Diversified Metals & Mining — 0.02%
3,900	Southern Copper Corp.	128
	Diversified Real Estate Investment Trusts — 0.03%
4,300	Liberty Property Trust	140
900	Vornado Realty Trust	84
		224
	Diversified Support Services — 0.02%
4,100	Iron Mountain, Inc.	140
	Drug Retail — 0.40%
85,297	CVS Caremark Corp.	3,206
1,750	Walgreen Co.	74
		3,280
	Education Services — 0.01%
1,000	Career Education Corp. (a)	21
1,100	DeVry, Inc.	65
		86
	Electric Utilities — 0.91%
28,267	American Electric Power, Inc.	1,065
600	DPL, Inc.	18
50,990	Duke Energy Corp.	960
8,168	Edison International	316
4,482	Entergy Corp.	306
25,388	Exelon Corp.	1,088
16,000	FirstEnergy Corp.	706
3,400	Great Plains Energy, Inc.	70
500	Hawaiian Electric Industries, Inc.	12
16,170	NextEra Energy, Inc.	929
900	Northeast Utilities	32
5,900	NV Energy, Inc.	91
1,100	Pepco Holdings, Inc.	22
600	Pinnacle West Capital Corp.	27
12,600	PPL Corp.	351
1,400	Progress Energy, Inc.	67

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electric Utilities (continued)
32,465	The Southern Co.	$1,311
3,000	Westar Energy, Inc.	81
		7,452
	Electrical Components & Equipment — 0.10%
13,600	Emerson Electric Co.	765
1,400	Hubbell, Inc., Class – B	91
		856
	Electronic Components — 0.00%
1,000	Vishay Intertechnology, Inc. (a)	15
	Electronic Equipment & Instruments — 0.00%
300	Itron, Inc. (a)	14
	Electronic Manufacturing Services — 0.01%
1,200	Jabil Circuit, Inc.	24
3,100	Molex, Inc.	80
		104
	Environmental & Facilities Services — 0.15%
7,400	Republic Services, Inc., Class – A	228
26,807	Waste Management, Inc.	999
		1,227
	Fertilizers & Agricultural Chemicals — 0.40%
45,615	Monsanto Co.	3,309
	Food Distributors — 0.05%
13,400	Sysco Corp.	418
	Food Retail — 0.87%
21,400	Safeway, Inc.	500
5,100	SUPERVALU, Inc.	48
267,443	The Kroger Co.	6,633
		7,181
	Gas Utilities — 0.01%
400	AGL Resources, Inc.	16
500	Atmos Energy Corp.	17
500	ONEOK, Inc.	37
900	Questar Corp.	16
600	UGI Corp.	19
		105
	General Merchandise Stores — 0.28%
49,100	Target Corp.	2,303
	Gold — 0.16%
24,100	Newmont Mining Corp.	1,301
	Health Care Distributors — 0.11%
19,204	Cardinal Health, Inc.	872
	Health Care Equipment — 0.87%
1,873	Baxter International, Inc.	112
55,000	Boston Scientific Corp. (a)	380
90,836	Covidien PLC	4,835

Shares	Security Description	Value (000)
	Health Care Equipment (continued)
2,300	Kinetic Concepts, Inc. (a)	$133
41,587	Medtronic, Inc.	1,602
1,000	Teleflex, Inc.	61
		7,123
	Health Care Facilities — 0.24%
3,500	Community Health Systems, Inc. (a)	90
51,286	HCA Holdings, Inc. (a)	1,693
1,900	LifePoint Hospitals, Inc. (a)	74
18,300	Tenet Healthcare Corp. (a)	114
		1,971
	Health Care Services — 0.06%
2,200	Lincare Holdings, Inc.	64
1,700	MEDNAX, Inc. (a)	123
4,800	Quest Diagnostics, Inc.	284
		471
	Home Furnishings — 0.01%
3,300	Leggett & Platt, Inc.	80
	Home Improvement Retail — 1.47%
453,827	Lowe’s Cos., Inc.	10,579
42,000	The Home Depot, Inc.	1,521
		12,100
	Homebuilding — 0.22%
2,435	NVR, Inc. (a)	1,767
	Hotels, Resorts & Cruise Lines — 0.32%
31,598	Carnival Corp.	1,189
700	Choice Hotels International, Inc.	23
35,573	Royal Caribbean Cruises Ltd. (a)	1,339
3,000	Wyndham Worldwide Corp.	101
		2,652
	Household Appliances — 0.03%
3,100	Whirlpool Corp.	252
	Household Products — 1.09%
9,667	Colgate-Palmolive Co.	845
2,500	Energizer Holdings, Inc. (a)	181
10,685	Kimberly-Clark Corp.	711
3,100	The Clorox Co.	209
110,172	The Procter & Gamble Co.	7,004
		8,950
	Housewares & Specialties — 0.01%
1,600	Jarden Corp.	55
	Hypermarkets & Super Centers — 0.27%
41,712	Wal-Mart Stores, Inc.	2,217

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Independent Power Producers & Energy Traders — 0.02%
900	Constellation Energy Group, Inc.	$34
5,300	NRG Energy, Inc. (a)	130
		164
	Industrial Conglomerates — 1.77%
10,600	3M Co.	1,006
633,303	General Electric Co.	11,944
31,379	Tyco International Ltd.	1,551
		14,501
	Industrial Gases — 0.06%
4,900	Air Products & Chemicals, Inc.	468
	Industrial Machinery — 0.60%
7,900	Eaton Corp.	407
2,000	Harsco Corp.	65
11,300	Illinois Tool Works, Inc.	638
78,000	Ingersoll-Rand PLC	3,542
3,900	Stanely Black & Decker, Inc,	281
		4,933
	Industrial Real Estate Investment Trust — 0.01%
2,039	Prologis, Inc.	73
	Insurance Brokers — 0.41%
56,475	Aon Corp.	2,897
2,600	Arthur J. Gallagher & Co.	74
12,600	Marsh & McLennan Cos., Inc.	393
		3,364
	Integrated Oil & Gas — 7.40%
117,801	Chevron Corp.	12,115
237,641	ConocoPhillips	17,868
52,374	Exxon Mobil Corp.	4,262
88,515	Hess Corp.	6,617
276,359	Marathon Oil Corp.	14,559
51,534	Occidental Petroleum Corp.	5,362
		60,783
	Integrated Telecommunication Services — 3.77%
533,101	AT&T, Inc.	16,745
128,881	BCE, Inc.	5,064
116,900	CenturyLink, Inc.	4,726
98,800	Frontier Communications Corp.	797
93,555	Verizon Communications, Inc.	3,483
11,700	Windstream Corp.	152
		30,967
	Internet Software & Services — 0.15%
17,530	eBay, Inc. (a)	566
43,776	Yahoo!, Inc. (a)	658
		1,224

Shares	Security Description	Value (000)
	Investment Banking & Brokerage — 1.45%
700	Greenhill & Co., Inc.	$38
81,210	Morgan Stanley	1,868
180,061	The Charles Schwab Corp.	2,962
52,601	The Goldman Sachs Group, Inc.	7,001
		11,869
	IT Consulting & Other Services — 0.10%
11,915	Accenture PLC, Class – A	720
1,300	Amdocs Ltd. (a)	39
1,900	SAIC, Inc. (a)	32
		791
	Leisure Products — 0.04%
2,900	Hasbro, Inc.	127
8,000	Mattel, Inc.	220
		347
	Life & Health Insurance — 1.01%
26,480	Aflac, Inc.	1,236
11,200	Lincoln National Corp.	319
143,758	MetLife, Inc.	6,307
5,300	Protective Life Corp.	123
11,600	Unum Group	295
		8,280
	Life Sciences Tools & Services — 0.11%
2,300	Pharmaceutical Product Development, Inc.	62
12,890	Thermo Electron Corp. (a)	830
		892
	Managed Health Care — 3.02%
27,448	Aetna, Inc.	1,210
10,400	CIGNA Corp.	535
5,400	Coventry Health Care, Inc. (a)	197
50,063	Health Net, Inc. (a)	1,608
6,300	Humana, Inc.	507
150,646	UnitedHealth Group, Inc.	7,770
164,475	WellPoint, Inc.	12,956
		24,783
	Marine — 0.01%
1,000	Alexander & Baldwin, Inc.	48
	Metal & Glass Containers — 0.20%
1,500	Greif, Inc., Class – A	97
58,259	Owens-Illinois, Inc. (a)	1,504
		1,601
	Mortgage Real Estate Investment Trusts — 0.09%
600	American Capital Agency Corp.	17
30,200	Annaly Capital Management, Inc.	545
39,200	Chimera Investment Corp.	136
		698

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Movies & Entertainment — 3.41%
1,300	DreamWorks Animation SKG, Inc. (a)	$26
1,200	Liberty Media Corp. – Capital, Series A (a)	103
300,341	News Corp., Class – A	5,316
2,000	Regal Entertainment Group, Class – A	25
63,478	The Walt Disney Co.	2,478
261,323	Time Warner, Inc.	9,504
207,031	Viacom, Inc., Class – B	10,559
		28,011
	Multi-line Insurance — 0.20%
3,000	American Financial Group, Inc.	107
19,300	American International Group, Inc.	566
200	American National Insurance Co.	15
10,659	Loews Corp.	449
16,600	The Hartford Financial Services Group, Inc.	438
3,100	Unitrin, Inc.	92
		1,667
	Multi-Sector Holdings — 0.06%
15,500	Leucadia National Corp.	529
	Multi-Utilities — 0.62%
600	Alliant Energy Corp.	24
1,200	Ameren Corp.	35
2,200	CenterPoint Energy, Inc.	43
1,200	CMS Energy Corp.	24
7,200	Consolidated Edison, Inc.	383
22,074	Dominion Resources, Inc.	1,065
36,581	DTE Energy Co.	1,830
400	Integrys Energy Group, Inc.	21
1,000	MDU Resources Group, Inc.	22
1,400	NiSource, Inc.	28
500	NSTAR	23
500	OGE Energy Corp.	25
15,322	PG&E Corp.	644
19,366	Public Service Enterprise Group, Inc.	632
2,900	SCANA Corp.	114
1,100	Sempra Energy	58
1,100	TECO Energy, Inc.	21
400	Vectren Corp.	11
1,200	Wisconsin Energy Corp.	38
2,300	Xcel Energy, Inc.	56
		5,097
	Office Electronics — 0.01%
9,000	Xerox Corp.	94
	Office Real Estate Investment Trusts — 0.08%
2,100	Alexandria Real Estate Equities, Inc.	163
700	Brandywine Realty Trust	8

Shares	Security Description	Value (000)
	Office Real Estate Investment Trusts (continued)
2,800	CommonWealth REIT	$72
400	Corporate Office Properties Trust	12
500	Digital Realty Trust, Inc.	31
600	Douglas Emmett, Inc.	12
1,300	Duke Realty Corp.	18
3,400	Mack-Cali Realty Corp.	112
2,500	Piedmont Office Realty Trust, Inc., Class – A	51
2,600	SL Green Realty Corp.	216
		695
	Office Services & Supplies — 0.02%
2,500	Avery Dennison Corp.	97
4,200	Pitney Bowes, Inc.	96
		193
	Oil & Gas Drilling — 0.94%
13,700	Atwood Oceanics, Inc. (a)	604
73,915	ENSCO International PLC – Sponsored ADR	3,940
100,263	Nabors Industries Ltd. (a)	2,470
18,800	Rowan Cos., Inc. (a)	730
		7,744
	Oil & Gas Equipment & Services — 0.36%
8,829	Baker Hughes, Inc.	641
14,189	National Oilwell Varco, Inc.	1,110
5,000	SEACOR Holdings, Inc.	500
12,500	Tidewater, Inc.	672
		2,923
	Oil & Gas Exploration & Production — 2.26%
49,426	Anadarko Petroleum Corp.	3,794
9,145	Apache Corp.	1,128
44,936	Chesapeake Energy Corp.	1,334
107,757	Devon Energy Corp.	8,492
151,048	Nexen, Inc.	3,399
28,100	Quicksilver Resources, Inc. (a)	415
		18,562
	Oil & Gas Refining & Marketing — 0.25%
59,654	Tesoro Corp. (a)	1,367
27,200	Valero Energy Corp.	695
		2,062
	Oil & Gas Storage & Transportation — 0.33%
12,500	Frontline Ltd.	184
1,800	Kinder Morgan, Inc.	52
25,700	Southern Union Co.	1,032
15,000	Spectra Energy Corp.	411
1,100	Teekay Shipping Corp.	34
33,323	The Williams Cos., Inc.	1,008
		2,721

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Other Diversified Financial Services — 5.03%
340,339	Bank of America Corp.	$3,730
353,493	Citigroup, Inc.	14,719
558,493	JPMorgan Chase & Co.	22,865
		41,314
	Packaged Foods & Meats — 1.27%
4,200	Campbell Soup Co.	145
25,200	ConAgra Foods, Inc.	650
1,750	Flowers Foods, Inc.	39
19,939	General Mills, Inc.	742
7,400	Heinz (H.J.) Co.	394
6,173	Kellogg Co.	342
76,213	Kraft Foods, Inc.	2,685
3,100	McCormick & Co., Inc.	154
1,800	Ralcorp Holdings, Inc. (a)	156
13,500	Sara Lee Corp.	256
77,775	Smithfield Foods, Inc. (a)	1,701
3,500	The Hershey Co.	199
7,000	The J.M. Smucker Co.	535
126,000	Tyson Foods, Inc., Class – A	2,447
		10,445
	Paper Packaging — 0.07%
4,100	Bemis Co., Inc.	138
4,100	Packaging Corp. of America	115
6,200	Sealed Air Corp.	147
3,900	Sonoco Products Co.	139
1,700	Temple – Inland, Inc.	51
		590
	Paper Products — 0.10%
700	Domtar Corp.	66
16,700	International Paper Co.	498
6,600	MeadWestvaco Corp.	220
		784
	Personal Products — 0.03%
9,900	Avon Products, Inc.	277
	Pharmaceuticals — 9.83%
17,017	Abbott Laboratories	895
169,135	AstraZeneca PLC – Sponsored ADR	8,469
83,163	Bristol-Myers Squibb Co.	2,408
62,592	Eli Lilly & Co.	2,349
10,200	Forest Laboratories, Inc. (a)	401
19,100	Hospira, Inc. (a)	1,082
332,269	Johnson & Johnson	22,103
286,101	Merck & Co., Inc.	10,097
1,296,082	Pfizer, Inc.	26,699

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
155,426	Sanofi-Aventis – Sponsored ADR	$6,244
		80,747
	Property & Casualty Insurance — 2.50%
75,981	ACE Ltd.	5,001
2,300	Allied World Assurance Co., Holdings Ltd.	132
1,700	Aspen Insurance Holdings Ltd.	44
7,000	Assured Guaranty Ltd.	114
3,000	AXIS Capital Holdings Ltd.	93
58,802	Berkshire Hathaway, Inc., Class – B (a)	4,551
3,400	Cincinnati Financial Corp.	99
1,000	CNA Financial Corp.	29
2,000	Endurance Specialty Holdings Ltd.	83
700	Erie Indemnity Co., Class – A	50
13,700	Fidelity National Financial, Inc., Class – A	216
2,800	Hanover Insurance Group, Inc.	106
600	Mercury General Corp.	24
6,000	Old Republic International Corp.	70
29,591	The Allstate Corp.	903
16,532	The Chubb Corp.	1,035
132,228	The Travelers Cos., Inc.	7,719
12,100	XL Group PLC	266
		20,535
	Publishing — 0.43%
97,213	Gannett Co., Inc.	1,392
600	Meredith Corp.	18
34,500	The McGraw-Hill Cos., Inc.	1,446
2,300	The New York Times Co., Class – A (a)	20
200	The Washington Post Co., Class – B	84
15,360	Thomson Reuters Corp.	577
		3,537
	Railroads — 0.36%
19,969	Norfolk Southern Corp.	1,496
13,818	Union Pacific Corp.	1,443
		2,939
	Regional Banks — 1.14%
1,100	Bank of Hawaii Corp.	51
176,722	BB&T Corp.	4,743
8,000	CIT Group, Inc. (a)	354
1,300	Cullen/Frost Bankers, Inc.	74
37,300	Fifth Third Bancorp	476
37,900	KeyCorp	316
2,900	M&T Bank Corp.	255
42,007	PNC Financial Services Group, Inc.	2,504
21,300	SunTrust Banks, Inc.	549
3,900	Valley National Bancorp	53
		9,375

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Reinsurance — 0.08%
1,100	Everest Re Group Ltd.	$90
4,200	PartnerRe Ltd.	289
2,700	Reinsurance Group of America, Inc.	164
4,000	Validus Holdings Ltd.	124
		667
	Residential Real Estate Investment Trusts — 0.03%
400	AvalonBay Communities, Inc.	51
300	BRE Properties, Inc.	15
400	Camden Property Trust	26
1,400	Equity Residential	84
200	Essex Property Trust, Inc.	27
900	UDR, Inc.	22
		225
	Restaurants — 0.49%
2,000	Brinker International, Inc.	49
3,100	Darden Restaurants, Inc.	154
44,850	McDonald’s Corp.	3,782
		3,985
	Retail Real Estate Investment Trusts — 0.07%
300	Federal Realty Investment Trust	26
2,700	General Growth Properties, Inc.	45
2,000	Kimco Realty Corp.	37
700	Realty Income Corp.	23
400	Regency Centers Corp.	18
3,230	Simon Property Group, Inc.	375
300	Taubman Centers, Inc.	18
700	The Macerich Co.	38
600	Weingarten Realty Investors	15
		595
	Semiconductor Equipment — 0.67%
309,443	Applied Materials, Inc.	4,026
5,000	KLA -Tencor Corp.	202
28,000	Lam Research Corp. (a)	1,240
600	Novellus Systems, Inc. (a)	22
1,200	Teradyne, Inc. (a)	18
		5,508
	Semiconductors — 1.34%
6,900	Analog Devices, Inc.	270
900	Fairchild Semiconductor International, Inc. (a)	15
244,965	Intel Corp.	5,428
500	International Rectifier Corp. (a)	14
3,000	Intersil Corp., Class – A	38
5,200	Linear Technology Corp.	172
3,600	Marvell Technology Group Ltd. (a)	53
6,800	Maxim Integrated Products, Inc.	174

Shares	Security Description	Value (000)
	Semiconductors (continued)
4,500	Microchip Technology, Inc.	$171
5,600	Micron Technology, Inc. (a)	42
512	SunPower Corp., Class – A (a)	10
133,005	Texas Instruments, Inc.	4,367
6,100	Xilinx, Inc.	222
		10,976
	Soft Drinks — 1.86%
5,100	Dr. Pepper Snapple Group, Inc.	214
126,990	PepsiCo, Inc.	8,944
91,436	The Coca-Cola Co.	6,152
		15,310
	Specialized Consumer Services — 0.01%
7,000	H & R Block, Inc.	112
	Specialized Finance — 0.44%
2,288	CME Group, Inc.	667
800	Interactive Brokers Group, Inc., Class – A	13
64,800	Moody’s Corp.	2,485
6,000	NYSE Euronext	206
8,900	The Nasdaq OMX Group, Inc. (a)	225
		3,596
	Specialized Real Estate Investment Trusts — 0.17%
15,200	HCP, Inc.	558
900	Health Care REIT, Inc.	47
600	Hospitality Properties Trust	15
700	Nationwide Health Properties, Inc.	29
800	Plum Creek Timber Co., Inc.	32
864	Public Storage	99
400	Rayonier, Inc.	26
5,500	Senior Housing Properties Trust	129
800	Ventas, Inc.	42
20,700	Weyerhaeuser Co.	452
		1,429
	Specialty Chemicals — 0.24%
800	Cytec Industries, Inc.	46
1,040	Lubrizol Corp.	139
44,800	LyondellBasell Industries NV, Class – A	1,726
3,200	RPM, Inc.	74
		1,985
	Specialty Stores — 0.24%
125,909	Staples, Inc.	1,989
	Steel — 0.27%
2,300	Cliffs Natural Resources, Inc.	213
44,893	Commercial Metals Co.	644
7,297	Nucor Corp.	301
17,389	Reliance Steel & Aluminum Co.	863
400	Schnitzer Steel Industries, Inc., Class – A	23

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares or Principal Amount (000)	Security Description	Value (000)
	Common Stocks (continued)
	Steel (continued)
12,630	Steel Dynamics, Inc.	$205
		2,249
	Systems Software — 0.87%
2,600	CA, Inc.	59
272,300	Microsoft Corp.	7,080
		7,139
	Technology Distributors — 0.01%
800	Arrow Electronics, Inc. (a)	33
1,000	Avnet, Inc. (a)	32
1,000	Ingram Micro, Inc., Class – A (a)	18
300	Tech Data Corp. (a)	15
		98
	Thrifts & Mortgage Finance — 0.08%
3,900	Capitol Federal Financial, Inc.	46
7,000	First Niagara Financial Group, Inc.	93
10,900	Hudson City Bancorp, Inc.	89
10,100	New York Community Bancorp, Inc.	151
22,600	People’s United Financial, Inc.	304
		683
	Tobacco — 0.92%
209,480	Altria Group, Inc.	5,533
3,300	Lorillard, Inc.	359
16,086	Philip Morris International, Inc.	1,074
15,542	Reynolds American, Inc.	576
		7,542
	Trading Companies & Distributors — 0.01%
1,100	GATX Corp.	41
	Water Utilities — 0.01%
900	American Water Works Co., Inc.	27
700	Aqua America, Inc.	15
		42
	Wireless Telecommunication Services — 0.89%
12,900	NII Holdings, Inc., Class – B (a)	547
100,484	Sprint Nextel Corp. (a)	542
6,500	Telephone & Data Systems, Inc.	202
224,376	Vodafone Group PLC – Sponsored ADR	5,995
		7,286
	Total Common Stocks	699,176

Principal Amount (000)	Security Description	Value (000)
	Corporate Bonds — 0.92%
	Automobiles — 0.22%
$1,300	Daimler Finance North America LLC, 6.50%, 11/15/13	$1,446
361	Ford Motor Co., 2.94%, 12/15/13 (b)	361
		1,807
	Consumer Finance — 0.07%
100	SLM Corp., MTN, 5.13%, 8/27/12	103
500	SLM Corp., Series A, MTN, 0.57%, 1/27/14 (b)	474
		577
	Diversified Financial Services — 0.27%
500	Citigroup, Inc., 8.50%, 5/22/19	620
300	Goldman Sachs Group, Inc., 6.25%, 9/1/17	331
400	Goldman Sachs Group, Inc., 3.70%, 8/1/15	407
200	Goldman Sachs Group, Inc., 0.79%, 1/12/15 (b)	193
100	Goldman Sachs Group, Inc., 0.76%, 3/22/16 (b)	94
100	Goldman Sachs Group, Inc., Series B, MTN, 0.67%, 7/22/15 (b)	95
100	Merrill Lynch & Co., Series C, MTN, 5.45%, 2/5/13	106
300	Morgan Stanley, MTN, 7.30%, 5/13/19	340
		2,186
	Energy Equipment & Services — 0.01%
100	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	112
	Insurance — 0.18%
600	American International Group, Inc., 8.25%, 8/15/18	689
100	American International Group, Inc., 3.75%, 11/30/13 (c)	103
100	American International Group, Inc., MTN, 0.35%, 3/20/12 (b)	99
500	American International Group, Inc., MTN, 5.45%, 5/18/17	522
100	American International Group, Inc., Series 1, MTN, 0.39%, 10/18/11 (b)	100
		1,513
	Thrifts & Mortgage Finance — 0.17%
1,400	SSIF Nevada LP, 0.98%, 4/14/14 (b)(c)	1,400
	Total Corporate Bonds	7,595
	Asset Backed Securities — 0.37%
303	Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1, 0.28%, 6/25/47 (b)	292
239	Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2, 0.29%, 5/25/36 (b)	234
179	Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1, 0.27%, 10/25/28 (b)	177

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Principal Amount (000)	Security Description	Value (000)
	Asset Backed Securities (continued)
$242	Harvest CLO, Series IX, Class A1, 2.00%, 3/29/17 (b)	$335
285	Morgan Stanley Capital, Inc., Series 2007-HE6, Class A1, 0.25%, 5/25/37 (b)	246
113	Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV1, 0.25%, 6/25/37 (b)	111
225	SLM Student Loan Trust, Series 2005-4, Class A2, 0.35%, 4/26/21 (b)	225
790	SLM Student Loan Trust, Series 2009-B, Class A1, 6.19%, 8/15/17 (b)(c)	752
613	Small Business Administration Participation Certificates, Series 2006-20L, Class 1, 5.12%, 12/1/26	662
29	Small Business Administration Participation Certificates, Series 2008-20E, Class 1, 5.49%, 5/1/28	32
	Total Asset Backed Securities	3,066
	Collateralized Mortgage Obligations — 2.94%
127	American Home Mortgage Investment Trust, Series 2004-3, Class 5A, 2.28%, 10/25/34 (b)	113
13	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.91%, 9/25/45 (b)	11
80	Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/16	85
517	Banc of America Funding Corp., Series 2004-A, Class 1A3, 4.94%, 9/20/34 (b)	517
622	Banc of America Funding Corp., Series 2005-D, Class A1, 2.80%, 5/25/35 (b)	600
17	Banc of America Mortgage Securities, Inc., Series 2006-A, Class 2A1, 2.88%, 2/25/36 (b)	14
69	Bear Stearns Adjustable Rate Mortgage Trust, Series 2000-2, Class A1, 3.30%, 11/25/30 (b)	68
136	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-5, Class 2A1, 2.73%, 8/25/33 (b)	132
80	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-1, Class 22A1, 2.72%, 4/25/34 (b)	72
584	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 3.09%, 9/25/34 (b)	500
22	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 22A1, 3.59%, 11/25/34 (b)	21
327	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.56%, 10/25/35 (b)	286
808	Bear Stearns ALT-A Trust, Series 2004-9, Class 2A1, 3.00%, 9/25/34 (b)	602
673	Citicorp Mortgage Securities, Inc., Series 2005-3, Class 1A2, 5.50%, 4/25/35	667

Principal Amount (000)	Security Description	Value (000)
	Collateralized Mortgage Obligations (continued)
$445	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, 2.45%, 8/25/35 (b)	$386
44	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3, 2.10%, 8/25/35 (b)	41
105	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	108
625	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.40%, 5/25/35 (b)	388
24	Countrywide Alternative Loan Trust, Series 2005-81, Class A1, 0.47%, 2/25/37 (b)	14
23	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1, 5.63%, 2/25/37 (b)	16
28	Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B, 0.38%, 9/25/46 (b)	15
23	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A, 0.40%, 7/20/46 (b)	10
75	Countrywide Home Loans, Series 2004-16, Class 1A4A, 0.57%, 9/25/34 (b)	41
804	Countrywide Home Loans, Series 2005-2, Class 2A1, 0.51%, 3/25/35 (b)	531
325	Countrywide Home Loans, Series 2005-3, Class 2A1, 0.48%, 4/25/35 (b)	209
770	Countrywide Home Loans, Series 2005-9, Class 1A3, 0.42%, 5/25/35 (b)	523
1,154	Countrywide Home Loans, Series 2005-HYB9, Class 3A2A, 3.02%, 2/20/36 (b)	903
26	Fannie Mae, Series 2004-T3, Class 1A1, 6.00%, 2/25/44	28
507	Fannie Mae, Series 2006-82, Class F, 0.76%, 9/25/36 (b)	510
13	Freddie Mac, Series 3346, Class FA, 0.42%, 2/15/19 (b)	13
1,386	Freddie Mac, Series 3616, Class FG, 0.84%, 3/15/32 (b)	1,390
405	GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 23A, 3.13%, 6/25/34 (b)	379
152	Government National Mortgage Association, Series 2000-9, Class FH, 0.69%, 2/16/30 (b)	152
3,539	Government National Mortgage Association, Series 2005-16, Class FA, 0.44%, 2/20/35 (b)	3,533
3,574	Government National Mortgage Association, Series 2005-3, Class FC, 0.44%, 1/16/35 (b)	3,567
1,189	Government National Mortgage Association, Series 2008-6, Class FA, 0.68%, 2/20/38 (b)	1,192
776	Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2, 0.41%, 6/25/45 (b)	513
584	GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 2.81%, 9/25/35 (b)	562
717	HarborView Mortgage Loan Trust, Series 2005-2, Class 2A1A, 0.41%, 5/19/35 (b)	475
288	JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3, 2.86%, 7/25/35 (b)	277

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Principal Amount (000)	Security Description	Value (000)
	Collateralized Mortgage Obligations (continued)
$1,239	Master Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1, 2.62%, 5/25/34 (b)	$995
364	MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A, 1.71%, 10/25/35 (b)	324
80	Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	88
565	Nomura Asset Acceptance Corp., Series 2005-AR5, Class 2A1, 2.59, 10/25/35 (b)	380
451	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 3A2, 2.54%, 5/25/34 (b)	404
176	WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A, 0.51%, 1/25/45 (b)	142
372	WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A, 0.50%, 1/25/45 (b)	301
1,000	WaMu Mortgage Pass-Through Certificates, Series 2005-AR4, Class A5, 2.58%, 4/25/35 (b)	840
529	WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A, 0.42%, 4/25/45 (b)	438
8	Washington Mutual MSC MortgageThrough Certificates, Series 2003-AR1, Class 2A, 2.28%, 2/25/33 (b)	7
600	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A2, 2.82%, 10/25/35 (b)	517
262	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, 2.74%, 3/25/35 (b)	231
	Total Collateralized Mortgage Obligations	24,131
	Certificates of Deposit — 0.50%
2,200	Banco do Brasil New York, 2.27%, 2/14/14 (b)	2,197
500	Intesa Sanpaolo New York, 2.38%, 12/21/12	504
1,400	Itau UnibanCo New York, 1.65%, 2/6/12	1,388
	Total Certificates of Deposit	4,089
	Global Bonds — 0.70%
	Australia — 0.23%
1,900	Australian Government Bond, 4.50%, 4/15/20 (d)	1,938
	Ireland — 0.18%
1,000	Depfa ACS Bank, MTN, 3.25%, 2/15/12 (d)	1,447
	Netherlands — 0.10%
300	Deutsche Telekom International Finance BV, Series E, MTN, 7.13%, 9/26/12 (d)	512
200	Rabobank Nederland NV, MTN, 6.88%, 3/19/20 (d)	290
		802

Principal Amount (000)	Security Description	Value (000)
	Norway — 0.05%
$2,000	Norwegian Government Bond, 6.50%, 5/15/13 (d)	$397
	United States — 0.14%
600	Citigroup, Inc., Series E, MTN, 6.39%, 3/6/23 (d)	860
200	Goldman Sachs Group, Inc., 1.70%, 2/4/13 (b)(d)	288
		1,148
	Total Global Bonds	5,732
	Municipal Bonds — 0.19%
	California — 0.18%
100	California State, GO, 7.30%, 10/1/39	111
1,000	Irvine Ranch California Water District Joint Powers Agency Revenue, 1.78%, 9/15/12	1,013
300	Irvine Ranch California Water District Joint Powers Agency Revenue, 2.61%, 3/15/14	311
		1,435
	Washington — 0.01%
100	Port of Seattle Washington Revenue, Series B1, 7.00%, 5/1/36	108
	Total Municipal Bonds	1,543
	U.S. Government Agency Mortgages — 2.49%
5,500	Fannie Mae, 0.07%, 10/3/11 (e)	5,499
7,400	Fannie Mae, 0.07%, 10/4/11 (e)	7,399
26	Fannie Mae, Pool #886660, 5.50%, 8/1/36	28
285	Fannie Mae, Pool #900980, 6.00%, 9/1/36	314
37	Fannie Mae, Pool #928066, 5.50%, 1/1/37	40
77	Fannie Mae, Pool #993296, 4.50%, 8/1/39	80
487	Fannie Mae, Pool #AD1889, 4.50%, 3/1/41	505
80	Fannie Mae, Pool #AD8443, 4.50%, 9/1/40	83
831	Fannie Mae, Pool #AE1419, 4.50%, 1/1/41	861
498	Fannie Mae, Pool #AE4457, 4.50%, 2/1/41	516
66	Fannie Mae, Pool #AH1100, 4.50%, 12/1/40	68
45	Fannie Mae, Pool #AH1276, 4.50%, 1/1/41	46
71	Fannie Mae, Pool #AH3112, 4.50%, 1/1/41	74
122	Fannie Mae, Pool #AH5317, 4.50%, 3/1/41	126
79	Fannie Mae, Pool #AH6042, 4.50%, 1/1/41	82
839	Fannie Mae, Pool #AH6891, 4.50%, 3/1/41	869
35	Fannie Mae, Pool #AH6894, 4.50%, 3/1/41	36
857	Fannie Mae, Pool #AH7614, 4.50%, 3/1/41	888
1,991	Fannie Mae, Pool #AH8382, 4.50%, 3/1/41	2,063
835	Fannie Mae, Pool #AH8585, 4.50%, 2/1/41	866
	Total U.S. Government Agency Mortgages	20,443

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Shares or Principal Amount (000)	Security Description	Value (000)
	U.S. Treasury Obligations — 2.71%
$27	U.S. Treasury Bills, 0.18%, 7/21/11 (e)(f)	$27
1,969	U.S. Treasury Bills, 0.18%, 7/28/11 (e)(f)	1,969
334	U.S. Treasury Bills, 0.17%, 8/4/11 (e)(f)	334
66	U.S. Treasury Bills, 0.17%, 8/11/11 (e)(f)	66
180	U.S. Treasury Bills, 0.02%, 8/25/11 (e)(f)	180
160	U.S. Treasury Bills, 0.05%, 9/8/11 (e)(f)	160
3,255	U.S. Treasury Bills, 0.05%, 9/15/11 (e)(f)	3,255
60	U.S. Treasury Bills, 0.00%, 9/22/11 (e)(f)	60
80	U.S. Treasury Bills, 0.02%, 9/29/11 (e)(f)	80
8,100	U.S. Treasury Note, 1.50%, 6/30/16	8,001
8,200	U.S. Treasury Note, 2.38%, 6/30/18	8,139
	Total U.S. Treasury Obligations	22,271
	Yankee Dollars — 0.90%
	Aerospace & Defense — 0.07%
570	Waha Aerospace BV, 3.93%, 7/28/20	577
	Commercial Banks — 0.27%
700	Banco Votorantim, 5.25%, 2/11/16 (c)	710
100	Export-Import Bank of Korea, 5.88%, 1/14/15	110
200	Export-Import Bank of Korea, 4.13%, 9/9/15	208
200	Export-Import Bank of Korea, 5.13%, 6/29/20	202
1,000	Nordea Bank AB, 1.18%, 1/14/14 (b)(c)	1,009
		2,239
	Diversified Financial Services — 0.06%
400	TNK-BP Finance SA, Series 6, MTN, 7.88%, 3/13/18	459
	Metals & Mining — 0.16%
1,200	Vale Overseas Ltd., 6.88%, 11/10/39	1,304
	Oil, Gas & Consumable Fuels — 0.05%
400	Petrobras International Finance Co., 5.88%, 3/1/18	430
	Real Estate Management & Development — 0.12%
1,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,025
	Sovereign — 0.17%
1,300	State of Qatar, 4.00%, 1/20/15	1,362
	Total Yankee Dollars	7,396
	Time Deposit — 0.85%
7,004	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	7,004
	Total Time Deposit	7,004
	Mutual Funds — 1.66%
9,256,272	Alliance Money Market Fund Prime Portfolio, 0.02% (b)	9,256
4,381,099	SSgA U.S. Government Money Market, 0.00% (b)	4,381

Shares or Principal Amount (000)	Security Description	Value (000)
	Mutual Funds (continued)
	Total Mutual Funds	$13,637
	Put Option Purchased — 0.00%
267	S&P 500 Future Expiring September, 2011 at $500	3
	Total Put Option Purchased	3
	Repurchase Agreement — 0.94%
$7,700	Credit Suisse Securities, 0.01%, 7/1/11, (Purchased on 6/30/11, proceeds at maturity $7,700,002 collateralized by U.S. Treasury Note, 3.13%, 5/15/21 fair value $7,834,153)	7,700
	Total Repurchase Agreement	7,700
	Total Investments Before TBA Sale Commitments (cost $738,068) — 100.29%	823,786
	TBA Sale Commitment (g) — (0.76)%
(6,000)	Fannie Mae, 30 YR TBA, 4.50%, 7/25/41	(6,207)
	Total TBA Sale Commitment	(6,207)
	Other assets in excess of liabilities — 0.47%	3,830
	Net Assets — 100.00%	$821,409

Amounts designated as “ —” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.
(c)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(d)	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(e)	Rate disclosed represents effective yield at purchase.
(f)	All or part of this security has been pledged as collateral for various derivative contracts held by the Portfolio.
(g)	Represents a “to-be-announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in Notes to Financial Statements).

ADR — American Depositary Receipt

GO — General Obligation

MTN — Medium Term Note

REIT — Real Estate Investment Trust

TBA — Security is subject to delayed delivery.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Institutional Value Equity Portfolio	Alliance Bernstein L.P.	Institutional Capital, LLC	SSgA Funds Management, Inc.	Pacific Investment Management Company LLC (“PIMCO”)	Total
Common Stocks	31.02%	20.08%	33.77%	—	84.87%
Corporate Bonds	—	—	—	0.92%	0.92%
Asset Backed Securities	—	—	—	0.37%	0.37%
Collateralized Mortgage Obligations	—	—	—	2.93%	2.93%
Certificates of Deposit	—	—	—	0.50%	0.50%
Global Bonds	—	—	—	0.70%	0.70%
Municipal Bonds	—	—	—	0.19%	0.19%
U.S. Government Agency Mortgages	—	—	—	2.48%	2.48%
U.S. Treasury Obligations	—	—	0.04%	2.66%	2.70%
Yankee Dollars	—	—	—	0.90%	0.90%
Time Deposit	0.08%	0.77%	—	—	0.85%
Mutual Funds	—	—	1.13%	0.53%	1.66%
Put Option Purchased	—	—	—	0.00%	0.00%
Repurchase Agreement	—	—	—	0.93%	0.93%
Total Investments	31.10%	20.85%	34.94%	13.11%	100.00%

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
347	S&P 500 E-Mini Future	$22,824	Sep-11	$788
277	S&P 500 Future	91,098	Sep-11	3,413
158	3 Month Euro Euribor Future	38,564	Mar-14	(148)
53	3 Month Euro Euribor Future	12,703	Mar-16	18
7	3 Month Euro Euribor Future	1,722	Jun-13	—
43	3 Month Euro Euribor Future	10,467	Jun-14	(12)
112	3 Month Euro Euribor Future	27,483	Sep-13	(28)
30	3 Month Euro Euribor Future	7,341	Dec-13	(29)
11	3 Month Sterling Interest Rate Future	2,183	Mar-12	2
16	3 Month Sterling Interest Rate Future	3,152	Mar-13	—
	Net Unrealized Appreciation/(Depreciation)			$4,004

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
145,071	Brazilian Real	Barclays Bank	8/2/11	$90	$92	$2
1,869	Brazilian Real	Barclays Bank	8/2/11	1	1	—
9,318,400	Chinese Renminbi	Morgan Stanley	9/14/11	1,400	1,443	43
7,800,000	Chinese Renminbi	Royal Bank of Scotland	9/8/15	1,200	1,257	57
8,960,000	Chinese Renminbi	Royal Bank of Scotland	9/8/15	1,400	1,444	44
2,670,750	Chinese Renminbi	JP Morgan Chase	4/7/16	450	430	(20)
350,000	Euro	Royal Bank of Scotland	7/18/11	508	507	(1)
246,000	Euro	Citibank	7/18/11	353	357	4
500,000	Euro	Citibank	7/18/11	718	725	7
94,000	Euro	JP Morgan Chase	7/18/11	133	136	3
32,497,400	Indian Rupee	Barclays Bank	8/12/11	693	722	29
50,582,700	Indian Rupee	Barclays Bank	8/12/11	1,110	1,123	13
32,000,000	Japanese Yen	Royal Bank of Scotland	7/14/11	399	398	(1)
5,213,000	Korean Won	JP Morgan Chase	8/12/11	5	5	—
1,103,324,000	Korean Won	Goldman Sachs	8/12/11	1,010	1,034	24
350,000	Malaysian Ringgit	Citibank	8/11/11	113	116	3
200,000	Malaysian Ringgit	Barclays Bank	8/11/11	64	66	2
200,000	Malaysian Ringgit	Barclays Bank	8/11/11	65	66	1
200,000	Malaysian Ringgit	Citibank	8/11/11	65	66	1
200,000	Malaysian Ringgit	JP Morgan Chase	8/11/11	65	66	1
200,000	Malaysian Ringgit	Barclays Bank	8/11/11	65	66	1
300,000	Malaysian Ringgit	Citibank	8/11/11	98	99	1
260,620	Malaysian Ringgit	HSBC	8/11/11	85	86	1
300,000	Malaysian Ringgit	Citibank	8/11/11	97	99	2
18,299,000	Norwegian Krone	JP Morgan Chase	8/8/11	3,455	3,385	(70)
100,000	Singapore Dollar	Royal Bank of Scotland	9/9/11	78	81	3
100,000	Singapore Dollar	Citibank	9/9/11	78	81	3
100,000	Singapore Dollar	JP Morgan Chase	9/9/11	78	81	3
100,000	Singapore Dollar	Citibank	9/9/11	78	81	3
389,147	Singapore Dollar	Barclays Bank	9/9/11	304	317	13
19,929,000	Taiwan Dollars	JP Morgan Chase	1/11/12	700	697	(3)
	Total Currencies Purchased			$14,958	$15,127	$169
	Currencies Sold
1,847,000	Australian Dollar	Citibank	7/29/11	$1,924	$1,964	$(40)
146,940	Brazilian Real	RBC Dominion Securities	8/2/11	91	93	(2)
1,869	Brazilian Real	Barclays Bank	9/2/11	1	1	—
32,466	Brazilian Real	HSBC	9/2/11	20	21	(1)
339,000	British Sterling Pound	Citibank	9/13/11	555	543	12
9,310,000	Chinese Renminbi	Royal Bank of Scotland	9/14/11	1,400	1,442	(42)
4,386,000	Euro	Credit Suisse	7/18/11	6,326	6,357	(31)
539,000	Euro	JP Morgan Chase	7/18/11	788	781	7
32,269,500	Indian Rupee	JP Morgan Chase	8/12/11	710	717	(7)
247,435,000	Japanese Yen	Citibank	7/14/11	2,924	3,074	(150)

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (continued) —  June 30, 2011

Currency Contracts (continued)

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
2,216,280	Malaysian Ringgit	Barclays Investments	8/11/11	$730	$732	$(2)
3,310,000	Norwegian Krone	Royal Bank of Scotland	8/8/11	604	612	(8)
3,878,000	Norwegian Krone	Citibank	8/8/11	716	717	(1)
1,576,000	Norwegian Krone	Citibank	8/8/11	291	292	(1)
11,540,000	Norwegian Krone	HSBC	8/8/11	2,139	2,135	4
170,000	Norwegian Krone	Barclays Bank	8/8/11	31	31	—
796,126	Singapore Dollar	Morgan Stanley	9/9/11	647	648	(1)
19,845,000	Taiwan Dollars	Goldman Sachs	1/11/12	700	695	5
	Total Currencies Sold			$20,597	$20,855	$(258)
	Net Unrealized Appreciation/(Depreciation)					$(89)

Written Options

Number of Contracts	Security Description	Exercise Price	Premium (000)	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(154)	Call – U.S. Treasury 10 Year Future Option	$125	$(98)	$(84)	Aug-11	$14
(1,020)	Put – Interest Rate Option U.S. Dollar 2 – Year Interest	2	(61)	(52)	Sep-12	9
	Net Unrealized Appreciation/(Depreciation)		$(159)	$(136)		$23

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Value Equity Portfolio
Portfolio of Investments (concluded) —  June 30, 2011

Interest Rate SWAP Agreements

	Notional Amount (000)	Swap Premiums Paid (000)	Amount at Value (000)	Expiration Date	Fixed Rate	Pay/Receive Floating Rate	Unrealized Appreciation/ (Depreciation) (000)
Interest Rate Swap Agreement with Goldman Sachs, based on the London Interbank Offer Rate Index	$2,100	$10	$(16)	11/2/20	3.25%	Receive	$(26)
Interest Rate Swap Agreement with Citibank NA, based on the London Interbank Offer Rate Index	800	2	10	11/2/15	1.45%	Receive	8
Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., based on the London Interbank Offer Rate Index	700	1	8	11/2/15	1.45%	Receive	7
Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc, based on the Brazil Cetip Interbank Deposit Rate Index	2,746 (BRL)	(12)	(13)	1/2/14	11.89%	Receive	(1)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	1,000	1	13	12/15/20	6.00%	Receive	12
Interest Rate Swap Agreement with Citibank NA, based on the London Interbank Offer Rate Index	10,600	53	(256)	6/15/16	2.50%	Receive	(309)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	12,100	70	(272)	12/15/18	3.00%	Receive	(342)
Interest Rate Swap Agreement with Royal Bank of Scotland, based on the London Interbank Offer Rate Index	500	8	(5)	6/15/31	4.00%	Receive	(13)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	4,500	15	161	12/15/20	2.75%	Receive	146
Interest Rate Swap Agreement with Barclays Bank, based on the Brazil Cetip Interbank Deposit Rate Index	2,987 (BRL)	30	4	1/2/14	11.99%	Receive	(26)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	1,500	—	(26)	1/15/21	2.68%	Receive	(26)
		$178	$(392)				$(570)

BRL — Brazilian Real

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Growth Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 98.99%
	Advertising — 0.02%
3,500	Omnicom Group, Inc.	$169
	Aerospace & Defense — 2.85%
4,000	General Dynamics Corp.	298
18,751	Honeywell International, Inc.	1,117
2,100	ITT Corp.	124
1,400	L-3 Communications Holdings, Inc.	123
5,953	Lockheed Martin Corp.	482
42,096	Precision Castparts Corp.	6,931
1,800	Rockwell Collins, Inc.	111
67,457	The Boeing Co.	4,987
76,973	United Technologies Corp.	6,813
		20,986
	Air Freight & Logistics — 1.45%
1,922	C.H. Robinson Worldwide, Inc.	151
2,456	Expeditors International of Washington, Inc.	126
95,880	FedEx Corp.	9,094
17,577	United Parcel Service, Inc., Class – B	1,282
		10,653
	Apparel Retail — 0.15%
1,000	Abercrombie & Fitch Co., Class – A	67
1,100	Aeropostale, Inc. (a)	19
2,200	American Eagle Outfitters, Inc.	28
1,400	Ross Stores, Inc.	112
4,900	The Gap, Inc.	89
13,978	The TJX Cos., Inc.	734
1,400	Urban Outfitters, Inc. (a)	40
		1,089
	Apparel, Accessories & Luxury Goods — 2.30%
53,387	Burberry Group PLC – Sponsored ADR	2,497
71,249	Coach, Inc.	4,555
600	Fossil, Inc. (a)	71
12,566	Lululemon Athletica, Inc. (a)	1,405
84,738	LVMH Moet Hennessy Louis Vuitton SA – ADR	3,062
39,329	Polo Ralph Lauren Corp.	5,215
1,000	V.F. Corp.	109
		16,914
	Application Software — 1.00%
18,183	Adobe Systems, Inc. (a)	572
1,000	ANSYS, Inc. (a)	55
2,200	Citrix Systems, Inc. (a)	176
600	FactSet Research Systems, Inc.	62
39,101	Salesforce.com, Inc. (a)	5,825
23,448	SuccessFactors, Inc. (a)	689
		7,379
	Asset Management & Custody Banks — 1.78%
1,477	BlackRock, Inc., Class – A	283
1,000	Federated Investors, Inc., Class – B	24
5,139	Franklin Resources, Inc.	675
1,700	SEI Investments Co.	38

Shares	Security Description	Value (000)
	Asset Management & Custody Banks (continued)
263,328	State Street Corp.	$11,874
3,000	T. Rowe Price Group, Inc.	181
1,000	Waddell & Reed Financial, Inc., Class – A	36
		13,111
	Auto Parts & Equipment — 0.48%
40,950	BorgWarner, Inc. (a)	3,308
1,600	Gentex Corp.	49
4,124	Johnson Controls, Inc.	172
		3,529
	Automobile Manufacturers — 0.58%
109,097	Bayerische Motoren Werke AG – ADR	3,606
49,675	Ford Motor Co. (a)	685
		4,291
	Automotive Retail — 0.03%
1,000	Advance Auto Parts, Inc.	59
300	AutoZone, Inc. (a)	88
1,600	O’Reilly Automotive, Inc. (a)	105
		252
	Biotechnology — 1.53%
15,868	Alexion Pharmaceuticals, Inc. (a)	746
11,100	Amgen, Inc. (a)	648
5,800	Biogen Idec, Inc. (a)	620
88,213	Celgene Corp. (a)	5,321
18,762	Gilead Sciences, Inc. (a)	777
60,868	Vertex Pharmaceuticals, Inc. (a)	3,165
		11,277
	Brewers — 1.21%
264,430	Companhia de Bebidas das Americas – Sponsored ADR	8,919
	Broadcasting — 0.01%
2,500	CBS Corp., Class – B	71
	Cable & Satellite — 0.31%
28,600	Comcast Corp., Class – A	725
18,307	DIRECTV, Class – A (a)	930
8,000	Time Warner Cable, Inc.	624
		2,279
	Casinos & Gaming — 0.05%
9,416	Las Vegas Sands Corp. (a)	397
	Communications Equipment — 3.01%
48,996	Cisco Systems, Inc.	765
431,740	Juniper Networks, Inc. (a)	13,600
137,256	Qualcomm, Inc.	7,794
		22,159
	Computer & Electronics Retail — 0.02%
3,700	Best Buy Co., Inc.	116
	Computer Hardware — 4.28%
91,509	Apple, Inc. (a)	30,717
48,343	Dell, Inc. (a)	806
		31,523
	Computer Storage & Peripherals — 1.69%
299,252	EMC Corp. (a)	8,245

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Computer Storage & Peripherals (continued)
900	Lexmark International, Inc., Class – A (a)	$26
78,711	NetApp, Inc. (a)	4,154
1,300	QLogic Corp. (a)	21
		12,446
	Construction & Engineering — 0.01%
1,400	Jacobs Engineering Group, Inc. (a)	61
	Construction & Farm Machinery & Heavy Trucks — 0.97%
15,373	Caterpillar, Inc.	1,637
4,700	Cummins, Inc.	486
55,598	Deere & Co.	4,584
8,830	PACCAR, Inc.	451
		7,158
	Consumer Electronics — 0.01%
1,300	Garmin Ltd.	43
	Consumer Finance — 0.69%
98,519	American Express Co.	5,094
100	Green Dot Corp., Class – A (a)	3
		5,097
	Data Processing & Outsourced Services — 4.10%
259,224	Automatic Data Processing, Inc.	13,656
1,400	Broadridge Financial Solutions, Inc.	34
1,100	Convergys Corp. (a)	15
900	Global Payments, Inc.	46
1,100	Lender Processing Services, Inc.	23
22,141	MasterCard, Inc., Class – A	6,672
900	NeuStar, Inc., Class – A (a)	23
3,700	Paychex, Inc.	114
7,700	The Western Union Co.	154
1,900	Total System Services, Inc.	35
111,714	Visa, Inc., Class – A	9,413
		30,185
	Department Stores — 0.06%
9,459	Kohl’s Corp.	473
	Distillers & Vintners — 0.01%
1,200	Brown-Forman Corp., Class – B	90
	Distributors — 0.01%
1,800	Genuine Parts Co.	98
	Diversified Banks — 0.03%
8,300	Wells Fargo & Co.	233
	Diversified Chemicals — 0.73%
99,716	E.I. du Pont de Nemours & Co.	5,390
	Diversified Metals & Mining — 0.18%
22,504	Freeport-McMoRan Copper & Gold, Inc.	1,190
3,940	Southern Copper Corp.	130
		1,320
	Diversified Support Services — 0.01%
1,500	Cintas Corp.	50
882	Copart, Inc. (a)	41
		91

Shares	Security Description	Value (000)
	Drug Retail — 0.26%
15,700	CVS Caremark Corp.	$590
31,840	Walgreen Co.	1,352
		1,942
	Education Services — 0.02%
1,500	Apollo Group, Inc., Class – A (a)	66
700	Career Education Corp. (a)	15
400	ITT Educational Services, Inc. (a)	31
200	Strayer Education, Inc.	25
		137
	Electrical Components & Equipment — 0.25%
1,800	AMETEK, Inc.	81
1,900	Cooper Industries PLC	113
26,632	Emerson Electric Co.	1,498
700	Hubbell, Inc., Class – B	45
1,100	Roper Industries, Inc.	92
		1,829
	Electronic Components — 0.02%
2,000	Amphenol Corp., Class – A	108
600	Dolby Laboratories, Inc., Class – A (a)	25
		133
	Electronic Equipment & Instruments — 0.01%
1,700	FLIR Systems, Inc.	57
1,050	National Instruments Corp.	31
		88
	Fertilizers & Agricultural Chemicals — 2.15%
212,309	Monsanto Co.	15,401
6,569	The Mosaic Co.	445
		15,846
	Food Distributors — 0.09%
20,878	Sysco Corp.	651
	Food Retail — 0.74%
10,994	The Kroger Co.	273
81,612	Whole Foods Market, Inc.	5,178
		5,451
	Footwear — 0.96%
78,302	NIKE, Inc., Class – B	7,046
	General Merchandise Stores — 0.03%
1,500	Dollar Tree, Inc. (a)	100
1,600	Family Dollar Stores, Inc.	84
861	Target Corp.	40
		224
	Health Care Distributors — 0.16%
3,200	AmerisourceBergen Corp.	133
8,420	Cardinal Health, Inc.	382
1,100	Henry Schein, Inc. (a)	79
6,075	McKesson Corp.	508
1,200	Patterson Cos., Inc.	39
		1,141
	Health Care Equipment — 3.25%
19,059	Baxter International, Inc.	1,138

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment (continued)
7,911	Becton, Dickinson & Co.	$682
1,100	C.R. Bard, Inc.	121
2,100	CareFusion Corp. (a)	57
12,167	Covidien PLC	648
1,300	Edwards Lifesciences Corp. (a)	113
700	IDEXX Laboratories, Inc. (a)	54
17,116	Intuitive Surgical, Inc. (a)	6,369
34,730	Medtronic, Inc.	1,338
1,700	ResMed, Inc. (a)	53
11,687	St. Jude Medical, Inc.	557
214,278	Stryker Corp.	12,576
1,400	Varian Medical Systems, Inc. (a)	98
2,300	Zimmer Holdings, Inc. (a)	145
		23,949
	Health Care Facilities — 0.01%
2,000	HCA Holdings, Inc. (a)	66
	Health Care Services — 0.90%
108,536	Express Scripts, Inc. (a)	5,859
1,200	Laboratory Corp. of America Holdings (a)	116
1,100	Lincare Holdings, Inc.	32
9,598	Medco Health Solutions, Inc. (a)	543
600	MEDNAX, Inc. (a)	43
		6,593
	Health Care Supplies — 0.80%
153,920	Dentsply International, Inc.	5,861
	Health Care Technology — 1.66%
199,950	Cerner Corp. (a)	12,219
	Home Improvement Retail — 1.03%
258,256	Lowe’s Cos., Inc.	6,020
42,609	The Home Depot, Inc.	1,543
		7,563
	Homebuilding — 0.01%
70	NVR, Inc. (a)	51
	Homefurnishing Retail — 0.20%
800	Aaron’s, Inc.	23
24,910	Bed Bath & Beyond, Inc. (a)	1,454
		1,477
	Hotels, Resorts & Cruise Lines — 0.45%
92,570	Marriott International, Inc., Class – A	3,285
	Household Products — 0.51%
1,600	Church & Dwight Co., Inc.	65
16,146	Colgate-Palmolive Co.	1,411
13,015	Kimberly-Clark Corp.	866
1,600	The Clorox Co.	108
20,129	The Procter & Gamble Co.	1,280
		3,730
	Human Resource & Employment Services — 0.00%
500	Towers Watson & Co., Class – A	33
	Hypermarkets & Super Centers — 1.15%
600	BJ’s Wholesale Club, Inc. (a)	31

Shares	Security Description	Value (000)
	Hypermarkets & Super Centers (continued)
70,534	Costco Wholesale Corp.	$5,730
50,643	Wal-Mart Stores, Inc.	2,691
		8,452
	Industrial Conglomerates — 0.30%
23,251	3M Co.	2,205
700	Carlisle Cos., Inc.	35
		2,240
	Industrial Gases — 0.23%
5,097	Air Products & Chemicals, Inc.	487
10,887	Praxair, Inc.	1,180
		1,667
	Industrial Machinery — 0.67%
600	Crane Co.	30
19,151	Danaher Corp.	1,015
900	Donaldson Co., Inc.	55
900	IDEX Corp.	41
14,985	Illinois Tool Works, Inc.	846
63,917	Ingersoll-Rand PLC	2,902
1,300	Pall Corp.	73
		4,962
	Insurance Brokers — 0.00%
1,300	Brown & Brown, Inc.	33
	Integrated Oil & Gas — 2.22%
14,405	Chevron Corp.	1,481
100,624	Exxon Mobil Corp.	8,189
63,964	Occidental Petroleum Corp.	6,655
		16,325
	Integrated Telecommunication Services — 0.08%
15,400	Verizon Communications, Inc.	573
	Internet Retail — 3.06%
102,841	Amazon.com, Inc. (a)	21,030
2,869	Priceline.com, Inc. (a)	1,469
		22,499
	Internet Software & Services — 5.42%
35,572	Baidu, Inc., Class – A – Sponsored ADR (a)	4,985
378,346	eBay, Inc. (a)	12,209
39,254	Google, Inc., Class – A (a)	19,877
17,596	Mail.ru Group Ltd. GDR (a)(b)*	586
66,960	Tencent Holdings Ltd. – ADR	1,835
11,394	Youku.com, Inc. – Sponsored ADR (a)	391
		39,883
	Investment Banking & Brokerage — 0.60%
140,534	The Charles Schwab Corp.	2,312
15,967	The Goldman Sachs Group, Inc.	2,125
		4,437
	IT Consulting & Other Services — 2.59%
22,460	Accenture PLC, Class – A	1,357
2,400	Amdocs Ltd. (a)	73
47,043	Cognizant Technology Solutions Corp. (a)	3,450
81,714	International Business Machines Corp.	14,018
3,500	SAIC, Inc. (a)	59

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IT Consulting & Other Services (continued)
1,900	Teradata Corp. (a)	$114
		19,071
	Life & Health Insurance — 0.01%
1,000	Torchmark Corp.	64
	Life Sciences Tools & Services — 1.39%
116,640	Agilent Technologies, Inc. (a)	5,962
700	Covance, Inc. (a)	42
49,109	Illumina, Inc. (a)	3,691
400	Mettler-Toledo International, Inc. (a)	67
1,200	Pharmaceutical Product Development, Inc.	32
400	Techne Corp.	33
4,800	Thermo Electron Corp. (a)	309
1,100	Waters Corp. (a)	105
		10,241
	Managed Health Care — 0.14%
13,200	UnitedHealth Group, Inc.	681
4,600	WellPoint, Inc.	362
		1,043
	Marine — 0.00%
600	Kirby Corp. (a)	34
	Metal & Glass Containers — 0.01%
800	AptarGroup, Inc.	42
	Movies & Entertainment — 0.87%
146,273	The Walt Disney Co.	5,710
13,898	Viacom, Inc., Class – B	709
		6,419
	Office Electronics — 0.00%
700	Zebra Technologies Corp., Class – A (a)	30
	Oil & Gas Equipment & Services — 5.03%
4,140	Baker Hughes, Inc.	300
21,736	Halliburton Co.	1,109
158,156	National Oilwell Varco, Inc.	12,369
1,200	Oceaneering International, Inc.	49
268,462	Schlumberger Ltd.	23,195
		37,022
	Oil & Gas Exploration & Production — 0.51%
1,800	Anadarko Petroleum Corp.	138
2,600	Apache Corp.	321
24,234	Concho Resources, Inc. (a)	2,226
6,456	EOG Resources, Inc.	675
8,372	Southwestern Energy Co. (a)	359
		3,719
	Oil & Gas Storage & Transportation — 0.01%
2,800	Kinder Morgan, Inc.	80
	Packaged Foods & Meats — 1.60%
386,610	DANONE SA – Sponsored ADR	5,780
1,350	Flowers Foods, Inc.	30
11,462	General Mills, Inc.	427
15,827	Green Mountain Coffee Roasters, Inc. (a)	1,413
1,600	Hormel Foods Corp.	48

Shares	Security Description	Value (000)
	Packaged Foods & Meats (continued)
8,538	Kellogg Co.	$472
1,500	McCormick & Co., Inc.	74
49,296	Mead Johnson Nutrition Co.	3,330
1,800	The Hershey Co.	102
1,400	The J.M. Smucker Co.	107
		11,783
	Paper Packaging — 0.01%
1,200	Bemis Co., Inc.	41
	Personal Products — 0.63%
4,900	Avon Products, Inc.	137
42,779	The Estee Lauder Cos., Inc., Class – A	4,500
		4,637
	Pharmaceuticals — 6.10%
52,652	Abbott Laboratories	2,771
62,554	Allergan, Inc.	5,208
19,925	Eli Lilly & Co.	748
3,300	Forest Laboratories, Inc. (a)	130
1,900	Hospira, Inc. (a)	108
29,079	Johnson & Johnson	1,934
28,500	Merck & Co., Inc.	1,006
351,570	Mylan, Inc. (a)	8,673
96,634	Novo Nordisk A/S – Sponsored ADR	12,106
240,316	Pfizer, Inc.	4,950
48,867	Shire PLC – Sponsored ADR	4,604
55,686	Teva Pharmaceutical Industries Ltd. – Sponsored ADR	2,685
		44,923
	Publishing — 0.05%
500	John Wiley & Sons, Inc., Class – A	26
300	Morningstar, Inc.	18
3,600	The McGraw-Hill Cos., Inc.	151
4,330	Thomson Reuters Corp.	163
		358
	Railroads — 0.55%
26,200	CSX Corp.	687
32,227	Union Pacific Corp.	3,364
		4,051
	Regional Banks — 0.01%
600	Cullen/Frost Bankers, Inc.	34
	Research and Consulting Services — 0.01%
1,400	Equifax, Inc.	49
1,200	Versik Analytics, Inc., Class – A (a)	41
		90
	Restaurants — 5.28%
13,618	Chipotle Mexican Grill, Inc. (a)	4,197
1,600	Darden Restaurants, Inc.	79
70,323	McDonald’s Corp.	5,930
400	Panera Bread Co., Class – A (a)	50
415,172	Starbucks Corp.	16,395
221,740	YUM! Brands, Inc.	12,249
		38,900

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Retail Real Estate Investment Trust — 0.09%
5,757	Simon Property Group, Inc.	$669
	Semiconductor Equipment — 0.00%
1,973	Applied Materials, Inc.	26
	Semiconductors — 1.08%
38,927	ARM Holdings PLC – Sponsored ADR	1,107
108,865	Atmel Corp. (a)	1,532
75,266	Avago Technologies Ltd.	2,860
53,732	Broadcom Corp., Class – A	1,807
2,100	Microchip Technology, Inc.	79
17,750	Texas Instruments, Inc.	583
		7,968
	Soft Drinks — 4.21%
217,736	PepsiCo, Inc.	15,335
233,128	The Coca-Cola Co.	15,687
		31,022
	Specialized Consumer Services — 0.01%
700	Hillenbrand, Inc.	17
400	Weight Watchers International, Inc.	30
		47
	Specialized Finance — 0.02%
200	CBOE Holdings, Inc.	5
900	InterContinental Exchange, Inc. (a)	112
		117
	Specialized Real Estate Investment Trust — 0.05%
3,114	Public Storage	355
	Specialty Chemicals — 1.29%
163,302	Ecolab, Inc.	9,207
900	International Flavors & Fragrances, Inc.	58
500	LyondellBasell Industries NV, Class – A	19
1,400	Sigma-Aldrich Corp.	103
1,100	The Sherwin-Williams Co.	92
		9,479
	Specialty Stores — 1.31%
1,000	Dick’s Sporting Goods, Inc. (a)	38
1,000	Signet Jewelers Ltd. (a)	47
363,877	Staples, Inc.	5,749
48,560	Tiffany & Co.	3,813
		9,647
	Systems Software — 6.38%
900	MICROS Systems, Inc. (a)	45
176,905	Microsoft Corp.	4,599
722,855	Oracle Corp.	23,789
269,030	Red Hat, Inc. (a)	12,348
18,188	Symantec Corp. (a)	359
58,114	VMware, Inc., Class – A (a)	5,825
		46,965

Shares or Principal Amount (000)	Security Description	Value (000)
	Tobacco — 0.67%
37,113	Altria Group, Inc.	$980
1,800	Lorillard, Inc.	196
55,160	Philip Morris International, Inc.	3,683
2,500	Reynolds American, Inc.	93
		4,952
	Trading Companies & Distributors — 1.73%
348,934	Fastenal Co.	12,558
500	MSC Industrial Direct Co., Inc., Class – A	33
700	W.W. Grainger, Inc.	108
		12,699
	Trucking — 0.00%
600	Landstar System, Inc.	28
	Wireless Telecommunication Services — 0.55%
76,807	American Tower Corp., Class – A (a)	4,017
	Total Common Stocks	728,758
	U.S. Treasury Obligation — 0.01%
$ 90	U.S. Treasury Bills, 0.03%, 8/25/11 (c)(d)	90
	Total U.S. Treasury Obligation	90
	Time Deposit — 0.96%
7,037	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	7,037
	Total Time Deposit	7,037
	Mutual Fund — 0.01%
117,992	Alliance Money Market Fund Prime Portfolio, 0.02% (e)	118
	Total Mutual Fund	118
	Total Investments (cost $516,313) — 99.97%	736,003
	Other assets in excess of liabilities — 0.03%	219
	Net Assets — 100.00%	$736,222
*	Security was fair valued on June 30, 2011 and represents a Level 2 security. Refer to Note 2 in Notes to Financial Statements.
(a)	Represents non-income producing security.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(c)	Rate disclosed represents effective yield at purchase.
(d)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.
(e)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Growth Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Growth Equity Portfolio	Jennison Associates LLC	SSgA Funds Management, Inc.	Sustainable Growth Advisers	Total
Common Stocks	38.34%	21.24%	39.44%	99.02%
U.S. Treasury Obligations	—	0.01%	—	0.01%
Time Deposit	0.14%	—	0.81%	0.95%
Mutual Fund	—	0.02%	—	0.02%
Total Investments	38.48%	21.27%	40.25%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
10	NASDAQ 100 E-Mini Future	$464	Sep-11	$19
12	S&P 500 E-Mini Future	789	Sep-11	27
	Net Unrealized Appreciation/(Depreciation)			$46

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 80.47%
	Advertising — 0.02%
4,300	Omnicom Group, Inc.	$207
	Aerospace & Defense — 2.29%
4,918	General Dynamics Corp.	366
20,051	Honeywell International, Inc.	1,195
2,600	ITT Corp.	153
1,601	L-3 Communications Holdings, Inc.	140
6,258	Lockheed Martin Corp.	507
50,147	Precision Castparts Corp.	8,257
2,200	Rockwell Collins, Inc.	136
79,939	The Boeing Co.	5,910
89,928	United Technologies Corp.	7,959
		24,623
	Air Freight & Logistics — 1.18%
2,351	C.H. Robinson Worldwide, Inc.	185
2,970	Expeditors International of Washington, Inc.	152
115,406	FedEx Corp.	10,946
18,659	United Parcel Service, Inc., Class – B	1,361
		12,644
	Apparel Retail — 0.12%
1,300	Abercrombie & Fitch Co., Class – A	87
1,300	Aeropostale, Inc. (a)	23
2,800	American Eagle Outfitters, Inc.	36
1,690	Ross Stores, Inc.	135
6,100	The Gap, Inc.	110
15,345	The TJX Cos., Inc.	806
1,700	Urban Outfitters, Inc. (a)	48
		1,245
	Apparel, Accessories & Luxury Goods — 1.89%
66,649	Burberry Group PLC – Sponsored ADR	3,117
83,607	Coach, Inc.	5,345
715	Fossil, Inc. (a)	84
15,211	Lululemon Athletica, Inc. (a)	1,701
99,425	LVMH Moet Hennessy Louis Vuitton SA – ADR	3,593
47,609	Polo Ralph Lauren Corp.	6,314
1,300	V.F. Corp.	141
		20,295
	Application Software — 0.79%
20,159	Adobe Systems, Inc. (a)	634
1,300	ANSYS, Inc. (a)	71
2,600	Citrix Systems, Inc. (a)	208
638	FactSet Research Systems, Inc.	65
45,061	Salesforce.com, Inc. (a)	6,713
28,391	SuccessFactors, Inc. (a)	835
		8,526
	Asset Management & Custody Banks — 1.41%
1,640	BlackRock, Inc., Class – A	315
1,300	Federated Investors, Inc., Class – B	31
5,806	Franklin Resources, Inc.	762

Shares	Security Description	Value (000)
	Asset Management & Custody Banks (continued)
2,100	SEI Investments Co.	$47
304,984	State Street Corp.	13,752
3,700	T. Rowe Price Group, Inc.	223
1,200	Waddell & Reed Financial, Inc., Class – A	44
		15,174
	Auto Parts & Equipment — 0.40%
50,219	BorgWarner, Inc. (a)	4,057
2,000	Gentex Corp.	61
4,331	Johnson Controls, Inc.	180
		4,298
	Automobile Manufacturers — 0.48%
134,507	Bayerische Motoren Werke AG – ADR	4,445
52,495	Ford Motor Co. (a)	724
		5,169
	Automotive Retail — 0.03%
1,206	Advance Auto Parts, Inc.	70
400	AutoZone, Inc. (a)	118
1,907	O’Reilly Automotive, Inc. (a)	125
		313
	Biotechnology — 1.25%
21,046	Alexion Pharmaceuticals, Inc. (a)	990
13,600	Amgen, Inc. (a)	793
6,100	Biogen Idec, Inc. (a)	652
104,767	Celgene Corp. (a)	6,319
20,010	Gilead Sciences, Inc. (a)	829
73,662	Vertex Pharmaceuticals, Inc. (a)	3,830
		13,413
	Brewers — 1.00%
318,560	Companhia de Bebidas das Americas – Sponsored ADR	10,745
	Broadcasting — 0.01%
2,600	CBS Corp., Class – B	74
	Cable & Satellite — 0.23%
30,200	Comcast Corp., Class – A	765
19,318	DIRECTV, Class – A (a)	982
8,600	Time Warner Cable, Inc.	671
		2,418
	Casinos & Gaming — 0.04%
9,845	Las Vegas Sands Corp. (a)	416
	Communications Equipment — 2.46%
59,999	Cisco Systems, Inc.	936
519,037	Juniper Networks, Inc. (a)	16,350
159,801	Qualcomm, Inc.	9,075
		26,361
	Computer & Electronics Retail — 0.01%
4,600	Best Buy Co., Inc.	145
	Computer Hardware — 3.43%
107,148	Apple, Inc. (a)	35,967
54,478	Dell, Inc. (a)	908
		36,875

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Computer Storage & Peripherals — 1.38%
355,214	EMC Corp. (a)	$9,786
1,100	Lexmark International, Inc., Class – A (a)	32
93,976	NetApp, Inc. (a)	4,960
1,600	QLogic Corp. (a)	26
		14,804
	Construction & Engineering — 0.01%
1,800	Jacobs Engineering Group, Inc. (a)	78
	Construction & Farm Machinery & Heavy Trucks — 0.77%
16,390	Caterpillar, Inc.	1,745
4,900	Cummins, Inc.	507
67,687	Deere & Co.	5,581
9,159	PACCAR, Inc.	468
		8,301
	Consumer Electronics — 0.00%
1,600	Garmin Ltd.	53
	Consumer Finance — 0.57%
117,274	American Express Co.	6,063
100	Green Dot Corp., Class – A (a)	4
		6,067
	Data Processing & Outsourced Services — 3.25%
288,757	Automatic Data Processing, Inc.	15,212
1,800	Broadridge Financial Solutions, Inc.	43
1,400	Convergys Corp. (a)	19
1,200	Global Payments, Inc.	61
1,400	Lender Processing Services, Inc.	29
26,063	MasterCard, Inc., Class – A	7,854
1,100	NeuStar, Inc., Class – A (a)	29
4,600	Paychex, Inc.	141
9,333	The Western Union Co.	187
2,300	Total System Services, Inc.	43
134,126	Visa, Inc., Class – A	11,302
		34,920
	Department Stores — 0.05%
10,504	Kohl’s Corp.	525
	Distillers & Vintners — 0.01%
1,500	Brown-Forman Corp., Class – B	112
	Distributors — 0.01%
2,200	Genuine Parts Co.	120
	Diversified Banks — 0.02%
8,600	Wells Fargo & Co.	241
	Diversified Chemicals — 0.61%
120,594	E.I. du Pont de Nemours & Co.	6,518
	Diversified Metals & Mining — 0.13%
23,832	Freeport-McMoRan Copper & Gold, Inc.	1,261
4,275	Southern Copper Corp.	140
		1,401

Shares	Security Description	Value (000)
	Diversified Support Services — 0.01%
1,900	Cintas Corp.	$63
1,052	Copart, Inc. (a)	49
		112
	Drug Retail — 0.21%
19,200	CVS Caremark Corp.	722
35,618	Walgreen Co.	1,512
		2,234
	Education Services — 0.01%
1,800	Apollo Group, Inc., Class – A (a)	79
900	Career Education Corp. (a)	19
425	ITT Educational Services, Inc. (a)	33
200	Strayer Education, Inc.	25
		156
	Electrical Components & Equipment — 0.19%
2,250	AMETEK, Inc.	101
2,400	Cooper Industries PLC	143
29,753	Emerson Electric Co.	1,674
900	Hubbell, Inc., Class – B	58
1,295	Roper Industries, Inc.	108
		2,084
	Electronic Components — 0.02%
2,402	Amphenol Corp., Class – A	130
800	Dolby Laboratories, Inc., Class – A (a)	34
		164
	Electronic Equipment & Instruments — 0.01%
2,200	FLIR Systems, Inc.	74
1,200	National Instruments Corp.	36
		110
	Fertilizers & Agricultural Chemicals — 1.77%
255,010	Monsanto Co.	18,498
6,922	The Mosaic Co.	469
		18,967
	Food Distributors — 0.07%
23,051	Sysco Corp.	719
	Food Retail — 0.61%
11,442	The Kroger Co.	284
98,810	Whole Foods Market, Inc.	6,269
		6,553
	Footwear — 0.77%
91,786	NIKE, Inc., Class – B	8,259
	General Merchandise Stores — 0.02%
1,800	Dollar Tree, Inc. (a)	120
1,900	Family Dollar Stores, Inc.	100
870	Target Corp.	41
		261
	Health Care Distributors — 0.12%
4,000	AmerisourceBergen Corp.	166
9,553	Cardinal Health, Inc.	434
1,300	Henry Schein, Inc. (a)	93

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Distributors (continued)
6,486	McKesson Corp.	$543
1,500	Patterson Cos., Inc.	49
		1,285
	Health Care Equipment — 2.61%
21,281	Baxter International, Inc.	1,270
8,945	Becton, Dickinson & Co.	771
1,400	C.R. Bard, Inc.	154
2,600	CareFusion Corp. (a)	71
13,816	Covidien PLC	735
1,600	Edwards Lifesciences Corp. (a)	140
800	IDEXX Laboratories, Inc. (a)	62
19,541	Intuitive Surgical, Inc. (a)	7,271
38,804	Medtronic, Inc.	1,495
2,200	ResMed, Inc. (a)	68
12,885	St. Jude Medical, Inc.	614
257,245	Stryker Corp.	15,098
1,700	Varian Medical Systems, Inc. (a)	119
2,900	Zimmer Holdings, Inc. (a)	183
		28,051
	Health Care Facilities — 0.01%
2,000	HCA Holdings, Inc. (a)	66
	Health Care Services — 0.72%
128,687	Express Scripts, Inc. (a)	6,946
1,500	Laboratory Corp. of America Holdings (a)	145
1,400	Lincare Holdings, Inc.	41
10,034	Medco Health Solutions, Inc. (a)	567
700	MEDNAX, Inc. (a)	51
		7,750
	Health Care Supplies — 0.66%
185,490	Dentsply International, Inc.	7,064
	Health Care Technology — 1.37%
240,956	Cerner Corp. (a)	14,725
	Home Improvement Retail — 0.84%
311,364	Lowe’s Cos., Inc.	7,258
48,189	The Home Depot, Inc.	1,745
		9,003
	Homebuilding — 0.01%
80	NVR, Inc. (a)	58
	Homefurnishing Retail — 0.17%
1,000	Aaron’s, Inc.	28
30,522	Bed Bath & Beyond, Inc. (a)	1,782
		1,810
	Hotels, Resorts & Cruise Lines — 0.37%
111,061	Marriott International, Inc., Class – A	3,942
	Household Products — 0.40%
2,000	Church & Dwight Co., Inc.	81
18,050	Colgate-Palmolive Co.	1,578

Shares	Security Description	Value (000)
	Household Products (continued)
14,410	Kimberly-Clark Corp.	$959
2,000	The Clorox Co.	135
23,758	The Procter & Gamble Co.	1,510
		4,263
	Human Resource & Employment Services — 0.00%
600	Towers Watson & Co., Class – A	39
	Hypermarkets & Super Centers — 0.93%
800	BJ’s Wholesale Club, Inc. (a)	40
84,756	Costco Wholesale Corp.	6,886
56,834	Wal-Mart Stores, Inc.	3,020
		9,946
	Industrial Conglomerates — 0.23%
26,034	3M Co.	2,470
900	Carlisle Cos., Inc.	44
		2,514
	Industrial Gases — 0.17%
5,364	Air Products & Chemicals, Inc.	513
12,008	Praxair, Inc.	1,301
		1,814
	Industrial Machinery — 0.54%
700	Crane Co.	34
21,380	Danaher Corp.	1,133
1,100	Donaldson Co., Inc.	67
1,200	IDEX Corp.	55
16,695	Illinois Tool Works, Inc.	943
77,357	Ingersoll-Rand PLC	3,513
1,700	Pall Corp.	96
		5,841
	Insurance Brokers — 0.00%
1,600	Brown & Brown, Inc.	41
	Integrated Oil & Gas — 1.73%
17,139	Chevron Corp.	1,763
109,120	Exxon Mobil Corp.	8,880
75,981	Occidental Petroleum Corp.	7,905
		18,548
	Integrated Telecommunication Services — 0.06%
16,100	Verizon Communications, Inc.	599
	Internet Retail — 2.58%
122,417	Amazon.com, Inc. (a)	25,033
5,179	Priceline.com, Inc. (a)	2,651
		27,684
	Internet Software & Services — 4.56%
43,561	Baidu, Inc., Class – A – Sponsored ADR (a)	6,104
453,711	eBay, Inc. (a)	14,641
48,960	Google, Inc., Class – A (a)	24,793
22,663	Mail.ru Group Ltd. GDR (a)(b) *	754
81,748	Tencent Holdings Ltd. – ADR	2,240
13,789	Youku.com, Inc. – Sponsored ADR (a)	474
		49,006

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Investment Banking & Brokerage — 0.49%
165,991	The Charles Schwab Corp.	$2,730
19,324	The Goldman Sachs Group, Inc.	2,572
		5,302
	IT Consulting & Other Services — 2.06%
25,131	Accenture PLC, Class – A	1,518
2,900	Amdocs Ltd. (a)	88
55,436	Cognizant Technology Solutions Corp. (a)	4,066
94,680	International Business Machines Corp.	16,242
4,400	SAIC, Inc. (a)	74
2,400	Teradata Corp. (a)	145
		22,133
	Life & Health Insurance — 0.01%
1,200	Torchmark Corp.	77
	Life Sciences Tools & Services — 1.13%
136,642	Agilent Technologies, Inc. (a)	6,984
900	Covance, Inc. (a)	53
58,933	Illumina, Inc. (a)	4,429
461	Mettler-Toledo International, Inc. (a)	78
1,500	Pharmaceutical Product Development, Inc.	40
500	Techne Corp.	42
5,800	Thermo Electron Corp. (a)	374
1,300	Waters Corp. (a)	124
		12,124
	Managed Health Care — 0.12%
16,100	UnitedHealth Group, Inc.	830
5,700	WellPoint, Inc.	449
		1,279
	Marine — 0.00%
800	Kirby Corp. (a)	45
	Metal & Glass Containers — 0.00%
1,000	AptarGroup, Inc.	52
	Movies & Entertainment — 0.74%
183,762	The Walt Disney Co.	7,174
14,941	Viacom, Inc., Class – B	762
		7,936
	Office Electronics — 0.00%
800	Zebra Technologies Corp., Class – A (a)	34
	Oil & Gas Equipment & Services — 4.10%
4,293	Baker Hughes, Inc.	312
23,237	Halliburton Co.	1,185
190,671	National Oilwell Varco, Inc.	14,912
1,600	Oceaneering International, Inc.	65
319,149	Schlumberger Ltd.	27,574
		44,048
	Oil & Gas Exploration & Production — 0.38%
1,900	Anadarko Petroleum Corp.	146
2,800	Apache Corp.	345
27,065	Concho Resources, Inc. (a)	2,486

Shares	Security Description	Value (000)
	Oil & Gas Exploration & Production (continued)
6,799	EOG Resources, Inc.	$711
8,730	Southwestern Energy Co. (a)	374
		4,062
	Oil & Gas Storage & Transportation — 0.01%
2,900	Kinder Morgan, Inc.	83
	Packaged Foods & Meats — 1.31%
466,120	DANONE SA – Sponsored ADR	6,968
1,650	Flowers Foods, Inc.	36
12,044	General Mills, Inc.	448
19,155	Green Mountain Coffee Roasters, Inc. (a)	1,710
2,000	Hormel Foods Corp.	60
9,377	Kellogg Co.	519
1,900	McCormick & Co., Inc.	94
59,184	Mead Johnson Nutrition Co.	3,998
2,200	The Hershey Co.	125
1,700	The J.M. Smucker Co.	130
		14,088
	Paper Packaging — 0.01%
1,600	Bemis Co., Inc.	54
	Personal Products — 0.52%
6,100	Avon Products, Inc.	171
51,461	The Estee Lauder Cos., Inc., Class – A	5,413
		5,584
	Pharmaceuticals — 5.10%
58,817	Abbott Laboratories	3,095
74,055	Allergan, Inc.	6,165
22,858	Eli Lilly & Co.	858
4,100	Forest Laboratories, Inc. (a)	161
2,295	Hospira, Inc. (a)	130
33,326	Johnson & Johnson	2,217
34,982	Merck & Co., Inc.	1,235
468,420	Mylan, Inc. (a)	11,556
116,379	Novo Nordisk A/S – Sponsored ADR	14,580
289,727	Pfizer, Inc.	5,968
58,677	Shire PLC – Sponsored ADR	5,528
68,190	Teva Pharmaceutical Industries Ltd. – Sponsored ADR	3,288
		54,781
	Publishing — 0.04%
600	John Wiley & Sons, Inc., Class – A	31
300	Morningstar, Inc.	18
4,500	The McGraw-Hill Cos., Inc.	189
4,476	Thomson Reuters Corp.	168
		406
	Railroads — 0.45%
27,700	CSX Corp.	727
39,006	Union Pacific Corp.	4,072
		4,799
	Regional Banks — 0.00%
700	Cullen/Frost Bankers, Inc.	40

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Research and Consulting Services — 0.01%
1,800	Equifax, Inc.	$62
1,500	Versik Analytics, Inc., Class – A (a)	52
		114
	Restaurants — 4.31%
16,479	Chipotle Mexican Grill, Inc. (a)	5,079
2,000	Darden Restaurants, Inc.	99
81,650	McDonald’s Corp.	6,885
400	Panera Bread Co., Class – A (a)	50
493,256	Starbucks Corp.	19,479
265,628	YUM! Brands, Inc.	14,673
		46,265
	Retail Real Estate Investment Trust — 0.07%
6,040	Simon Property Group, Inc.	702
	Semiconductor Equipment — 0.00%
2,070	Applied Materials, Inc.	27
	Semiconductors — 0.81%
37,861	ARM Holdings PLC – Sponsored ADR	1,076
130,613	Atmel Corp. (a)	1,838
78,301	Avago Technologies Ltd.	2,975
63,149	Broadcom Corp., Class – A	2,124
2,600	Microchip Technology, Inc.	99
18,483	Texas Instruments, Inc.	607
		8,719
	Soft Drinks — 3.42%
257,170	PepsiCo, Inc.	18,112
276,801	The Coca-Cola Co.	18,626
		36,738
	Specialized Consumer Services — 0.01%
900	Hillenbrand, Inc.	21
500	Weight Watchers International, Inc.	38
		59
	Specialized Finance — 0.01%
200	CBOE Holdings, Inc.	5
1,022	InterContinental Exchange, Inc. (a)	127
		132
	Specialized Real Estate Investment Trust — 0.04%
3,315	Public Storage	378
	Specialty Chemicals — 1.13%
208,618	Ecolab, Inc.	11,762
1,100	International Flavors & Fragrances, Inc.	71
500	LyondellBasell Industries NV, Class – A	19
1,700	Sigma-Aldrich Corp.	125
1,300	The Sherwin-Williams Co.	109
		12,086
	Specialty Stores — 1.07%
1,300	Dick’s Sporting Goods, Inc. (a)	50
1,200	Signet Jewelers Ltd. (a)	56
438,573	Staples, Inc.	6,930
56,688	Tiffany & Co.	4,451
		11,487

Shares or Principal Amount (000)	Security Description	Value (000)
	Systems Software — 5.06%
1,100	MICROS Systems, Inc. (a)	$55
187,881	Microsoft Corp.	4,885
833,224	Oracle Corp.	27,422
320,419	Red Hat, Inc. (a)	14,707
18,920	Symantec Corp. (a)	373
68,475	VMware, Inc., Class – A (a)	6,863
		54,305
	Tobacco — 0.51%
39,712	Altria Group, Inc.	1,049
2,219	Lorillard, Inc.	241
61,414	Philip Morris International, Inc.	4,101
2,600	Reynolds American, Inc.	96
		5,487
	Trading Companies & Distributors — 1.48%
436,786	Fastenal Co.	15,720
600	MSC Industrial Direct Co., Inc., Class – A	40
800	W.W. Grainger, Inc.	123
		15,883
	Trucking — 0.00%
700	Landstar System, Inc.	33
	Wireless Telecommunication Services — 0.45%
93,032	American Tower Corp., Class – A (a)	4,866
	Total Common Stocks	863,957
	Corporate Bonds — 0.96%
	Automobiles — 0.18%
$1,700	Daimler Finance North America LLC, 6.50%, 11/15/13	1,891
	Consumer Finance — 0.07%
100	SLM Corp., MTN, 5.13%, 8/27/12	102
700	SLM Corp., Series A, MTN, 0.57%, 1/27/14 (c)	664
		766
	Diversified Financial Services — 0.24%
600	Citigroup, Inc., 8.50%, 5/22/19	744
500	Goldman Sachs Group, Inc., 3.70%, 8/1/15	509
300	Goldman Sachs Group, Inc., 6.25%, 9/1/17	331
200	Goldman Sachs Group, Inc., 0.79%, 1/12/15 (c)	193
200	Goldman Sachs Group, Inc., 0.76%, 3/22/16 (c)	189
100	Merrill Lynch & Co., Series C, MTN, 5.45%, 2/5/13	106
500	Morgan Stanley, MTN, 7.30%, 5/13/19	567
		2,639

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)	Security Description	Value (000)
	Corporate Bonds (continued)
	Energy Equipment & Services — 0.01%
$100	El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	$112
	Health Care Providers & Services — 0.09%
997	Fresenius Medical Care Holdings, Inc., 1.62%, 3/31/13 (c)	991
	Insurance — 0.19%
100	American International Group, Inc., 3.75%, 11/30/13 (b)	103
800	American International Group, Inc., 8.25%, 8/15/18	919
100	American International Group, Inc., MTN, 0.35%, 3/20/12 (c)	99
700	American International Group, Inc., MTN, 5.45%, 5/18/17	731
200	American International Group, Inc., Series 1, MTN, 0.39%, 10/18/11 (c)	199
		2,051
	Thrifts & Mortgage Finance — 0.18%
1,900	SSIF Nevada LP, 0.98%, 4/14/14 (b)(c)	1,900
	Total Corporate Bonds	10,350
	Asset Backed Securities — 0.39%
574	Asset Backed Funding Certificates, Series 2004-0PT5, Class A1, 0.54%, 6/25/34 (c)	456
578	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE2, Class A2, 0.27%, 5/25/37 (c)	489
404	Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1, 0.28%, 6/25/47 (c)	389
359	Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2, 0.29%, 5/25/36 (c)	352
109	Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1, 0.26%, 5/25/28 (c)	108
269	Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1, 0.27%, 10/25/28 (c)	265
302	Harvest CLO, Series IX, Class A1, 2.00%, 3/29/17 (c)	418
456	Morgan Stanley Capital, Inc., Series 2007-HE6, Class A1, 0.25%, 5/25/37 (c)	393
260	Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV1, 0.25%, 6/25/37 (c)	256
301	SLM Student Loan Trust, Series 2005-4, Class A2, 0.35%, 4/26/21 (c)	300
674	Small Business Administration Participation Certificates, Series 2006-20L, Class 1, 5.12%, 12/1/26	729

Principal Amount (000)	Security Description	Value (000)
	Asset Backed Securities (continued)
$44	Small Business Administration Participation Certificates, Series 2008-20E, Class 1, 5.49%, 5/1/28	$48
	Total Asset Backed Securities	4,203
	Collateralized Mortgage Obligations — 3.34%
670	American Home Mortgage Investment Trust, Series 2004-3, Class 5A, 2.28%, 10/25/34 (c)	598
19	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.91%, 9/25/45 (c)	16
120	Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/16	128
787	Banc of America Funding Corp., Series 2004-A, Class 1A3, 4.94%, 9/20/34 (c)	787
26	Banc of America Mortgage Securities, Inc., Series 2006-A, Class 2A1, 2.88%, 2/25/36 (c)	21
113	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1, 5.67%, 2/25/33 (c)	111
46	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2, 2.77%, 2/25/33 (c)	41
819	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-5, Class 2A1, 2.73%, 8/25/33 (c)	790
740	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 3.09%, 9/25/34 (c)	633
793	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 1A1, 3.34%, 10/25/34 (c)	632
45	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 22A1, 3.59%, 11/25/34 (c)	43
26	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 2.71%, 3/25/35 (c)	25
803	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 2.73%, 3/25/35 (c)	752
1,117	Bear Stearns ALT-A Trust, Series 2004-9, Class 2A1, 3.00%, 9/25/34 (c)	833
866	Citicorp Mortgage Securities, Inc., Series 2005-3, Class 1A2, 5.50%, 4/25/35	858
424	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A, 2.66%, 12/25/35 (c)	376
1,166	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.90%, 8/25/35 (c)	1,085
121	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, 2.45%, 8/25/35 (c)	105

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)	Security Description	Value (000)
	Collateralized Mortgage Obligations (continued)
$219	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3, 2.10%, 8/25/35 (c)	$204
197	Countrywide Alternative Loan Trust, Series 2003-J2, Class A1, 6.00%, 10/25/33	194
1,083	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.40%, 5/25/35 (c)	673
36	Countrywide Alternative Loan Trust, Series 2005-81, Class A1, 0.47%, 2/25/37 (c)	21
429	Countrywide Alternative Loan Trust, Series 2006-0A6, 1A2, 0.40%, 7/25/46 (c)	270
35	Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1, 5.63%, 2/25/37 (c)	24
42	Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B, 0.38%, 9/25/46 (c)	23
35	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A, 0.40%, 7/20/46 (c)	15
1,122	Countrywide Home Loans, Series 2005-2, Class 2A1, 0.51%, 3/25/35 (c)	740
93	Countrywide Home Loans, Series 2005-3, Class 2A1, 0.48%, 4/25/35 (c)	60
990	Countrywide Home Loans, Series 2005-9, Class 1A3, 0.42%, 5/25/35 (c)	672
693	Countrywide Home Loans, Series 2005-HYB9, Class 3A2A, 3.02%, 2/20/36 (c)	542
215	Fannie Mae Whole Loan, 6.00%, 7/25/44	239
729	Fannie Mae, Series 2006-82, Class F, 0.76%, 9/25/36 (c)	733
202	First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1, 2.72%, 2/25/34 (c)	197
13	Freddie Mac, Series 2395, Class FT, 0.64%, 12/15/31 (c)	13
723	Freddie Mac, Series 3174, Class FM, 0.43%, 5/15/36 (c)	723
20	Freddie Mac, Series 3346, Class FA, 0.42%, 2/15/19 (c)	20
1,386	Freddie Mac, Series 3616, Class FG, 0.84%, 3/15/32 (c)	1,390
82	Government National Mortgage Association, Series 2000-14, Class F, 0.84%, 2/16/30 (c)	82
5,148	Government National Mortgage Association, Series 2005-16, Class FA, 0.44%, 2/20/35 (c)	5,138
5,106	Government National Mortgage Association, Series 2005-3, Class FC, 0.44%, 1/16/35 (c)	5,096

Principal Amount (000)	Security Description	Value (000)
	Collateralized Mortgage Obligations (continued)
$1,486	Government National Mortgage Association, Series 2008-6, Class FA, 0.68%, 2/20/38 (c)	$1,490
1,848	Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2, 0.41%, 6/25/45 (c)	1,221
453	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.79%, 9/25/35 (c)	430
1,024	HarborView Mortgage Loan Trust, Series 2005-2, Class 2A1A, 0.41%, 5/19/35 (c)	679
364	MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A, 1.71%, 10/25/35 (c)	324
120	Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	132
828	Nomura Asset Acceptance Corp., Series 2005-AR5, Class 2A1, 2.59%, 10/25/35 (c)	557
2,430	Residential Accredit Loans, Inc., Series 2005-Q01, Class A1, 0.49%, 8/25/35 (c)	1,468
682	WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, 0.48%, 10/25/45 (c)	558
620	WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A, 0.50%, 1/25/45 (c)	502
705	WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A, 0.42%, 4/25/45 (c)	584
390	Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.69%, 12/25/33 (c)	396
417	Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1, 4.91%, 1/25/35 (c)	406
600	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A2, 2.82%, 10/25/35 (c)	517
228	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, 2.74%, 3/25/35 (c)	201
1,719	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 2.75%, 3/25/36 (c)	1,534
	Total Collateralized Mortgage Obligations	35,902
	Certificates of Deposit — 0.51%
2,900	Banco do Brasil New York, 2.27%, 2/14/14 (c)	2,896
700	Intesa Sanpaolo New York, 2.38%, 12/21/12	705
1,900	Itau UnibanCo New York, 1.65%, 2/6/12	1,884
	Total Certificates of Deposit	5,485

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)	Security Description	Value (000)
	Global Bonds — 0.73%
	Australia — 0.24%
$2,500	Australian Government Bond, 4.50%, 4/15/20 (d)	$2,550
	Ireland — 0.18%
1,300	Depfa ACS Bank, MTN, 3.25%, 2/15/12 (d)	1,881
	Netherlands — 0.09%
300	Deutsche Telekom International Finance BV, Series E, MTN, 7.13%, 9/26/12 (d)	512
300	Rabobank Nederland NV, MTN, 6.88%, 3/19/20 (d)	435
		947
	Norway — 0.05%
2,700	Norwegian Government Bond, 6.50%, 5/15/13 (d)	537
	United States — 0.17%
900	Citigroup, Inc., Series E, MTN, 6.39%, 3/6/23 (d)	1,290
400	Goldman Sachs Group, Inc., 1.70%, 2/4/13 (c)(d)	575
		1,865
	Total Global Bonds	7,780
	Municipal Bonds — 0.18%
	California — 0.16%
1,000	Irvine Ranch California Water District Joint Powers Agency Revenue, 1.78%, 9/15/12	1,013
700	Irvine Ranch California Water District Joint Powers Agency Revenue, 2.61%, 3/15/14	726
		1,739
	Washington — 0.02%
200	Port of Seattle Washington Revenue, Series B1, 7.00%, 5/1/36	216
	Total Municipal Bonds	1,955
	U.S. Government Agency Mortgages — 2.51%
9,900	Fannie Mae, 0.07%, 10/3/11 (e)	9,899
7,200	Fannie Mae, 0.07%, 10/4/11 (e)	7,199
397	Fannie Mae, Pool #735591, 2.59%, 10/1/35 (c)	418
36	Fannie Mae, Pool #796295, 4.50%, 12/1/34	37
46	Fannie Mae, Pool #852682, 6.00%, 3/1/36	51
16	Fannie Mae, Pool #889414, 6.00%, 11/1/37	18
36	Fannie Mae, Pool #935943, 4.50%, 9/1/40	37
738	Fannie Mae, Pool #946254, 6.00%, 9/1/37	812
529	Fannie Mae, Pool #AC3286, 4.00%, 10/1/24	552
30	Fannie Mae, Pool #AC5566, 4.50%, 2/1/40	31
400	Fannie Mae, Pool #AC7210, 4.00%, 11/1/24	418
1,941	Fannie Mae, Pool #AD7956, 4.50%, 7/1/40	2,011
909	Fannie Mae, Pool #AE0986, 4.50%, 1/1/41	943
925	Fannie Mae, Pool #AE2305, 4.50%, 8/1/40	959

Principal Amount (000)	Security Description	Value (000)
	U.S. Government Agency Mortgages (continued)
$894	Fannie Mae, Pool #AE3049, 4.50%, 9/1/40	$927
68	Fannie Mae, Pool #AE9170, 4.50%, 11/1/40	70
482	Fannie Mae, Pool #AH0609, 4.00%, 12/1/40	483
917	Fannie Mae, Pool #AH0953, 4.50%, 12/1/40	950
353	Fannie Mae, Pool #AH3145, 4.50%, 2/1/41	365
54	Fannie Mae, Pool #AH3151, 4.50%, 3/1/41	56
208	Fannie Mae, Pool #AH4314, 4.50%, 2/1/41	216
27	Fannie Mae, Pool #AH8596, 4.50%, 3/1/41	28
429	Fannie Mae, Pool #MA0585, 4.50%, 11/1/40	445
	Total U.S. Government Agency Mortgages	26,925
	U.S. Treasury Obligations — 3.17%
155	U.S. Treasury Bills, 0.18%, 7/21/11 (e)(f)	155
5,740	U.S. Treasury Bills, 0.18%, 7/28/11 (e)(f)	5,740
585	U.S. Treasury Bills, 0.17%, 8/4/11 (e)(f)	585
150	U.S. Treasury Bills, 0.03%, 8/25/11 (e)(f)	150
140	U.S. Treasury Bills, 0.05%, 9/8/11 (e)(f)	140
6,050	U.S. Treasury Bills, 0.05%, 9/15/11 (e)(f)	6,050
150	U.S. Treasury Bills, 0.02%, 9/29/11 (e)(f)	150
16,300	U.S. Treasury Note, 1.50%, 6/30/16	16,101
5,000	U.S. Treasury Note, 2.38%, 6/30/18	4,963
	Total U.S. Treasury Obligations	34,034
	Yankee Dollars — 0.87%
	Aerospace & Defense — 0.07%
760	Waha Aerospace BV, 3.93%, 7/28/20	770
	Commercial Banks — 0.32%
500	Banco Bradesco, 2.36%, 5/16/14 (b)(c)	506
1,000	Banco Votorantim, 5.25%, 2/11/16 (b)	1,014
200	Export-Import Bank of Korea, 5.88%, 1/14/15	219
200	Export-Import Bank of Korea, 4.13%, 9/9/15	208
200	Export-Import Bank of Korea, 5.13%, 6/29/20	203
1,300	Nordea Bank AB, 1.18%, 1/14/14 (b)(c)	1,311
		3,461
	Diversified Financial Services — 0.03%
300	TNK-BP Finance SA, Series 6, MTN, 7.88%, 3/13/18	344
	Metals & Mining — 0.13%
1,300	Vale Overseas Ltd., 6.88%, 11/10/39	1,413
	Oil, Gas & Consumable Fuels — 0.06%
600	Petrobras International Finance Co., 5.88%, 3/1/18	646
	Real Estate Management & Development — 0.13%
1,300	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,332

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares or Principal Amount (000)	Security Description	Value (000)
	Yankee Dollars (continued)
	Sovereign — 0.13%
$1,200	Federal Republic of Brazil, 5.88%, 1/15/19	$1,389
	Total Yankee Dollars	9,355
	Time Deposit — 1.04%
11,125	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	11,125
	Total Time Deposit	11,125
	Mutual Funds — 1.11%
4,790,028	Alliance Money Market Fund Prime Portfolio, 0.02% (c)	4,790
7,136,522	SSgA U.S. Government Money Market, 0.00% (c)	7,137
	Total Mutual Funds	11,927
	Put Option Purchased — 0.00%
460	S&P 500 Future Expiring September, 2011 at $500	6
	Total Put Option Purchased	6
	Repurchase Agreements — 4.94%
2,500	Barclays Capital, Inc., 0.01%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $2,500,001, collateralized by U.S. Treasury Inflation Protected Bond, 1.88%, 7/15/15 fair value $2,523,694)	2,500
6,600	Citigroup Global Markets, Inc., 0.04%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $6,600,007, collateralized by U.S. Government Agency Security, 3.65%, 12/8/20 fair value $6,717,683)	6,600
7,500	JPMorgan Securities LLC, 0.04%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $7,500,008, collateralized by U.S. Government Agency Security, 2.27%, 12/24/13 fair value $7,573,799)	7,500
36,400	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.01%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $36,400,010, collateralized by U.S. Treasury Notes, 1.38% – 1.88%, 9/15/12 – 4/30/14 fair value $37,123,614)	36,400
	Total Repurchase Agreements	53,000
	Total Investments Before TBA Sale Commitments (cost $863,102) — 100.22%	1,076,004
	TBA Sale Commitments (g) — (0.63)%
(6,000)	Fannie Mae, 30 YR TBA, 4.50%, 7/25/41	(6,207)
(500)	Fannie Mae, 30 YR TBA, 6.00%, 7/25/41	(549)
	Total TBA Sale Commitments	(6,756)
	Other assets in excess of liabilities — 0.41%	4,396
	Net Assets — 100.00%	$1,073,644
*	Security was fair valued on June 30, 2011, and represents a Level 2 security. Refer to Note 2 in Notes to Financial Statements.
(a)	Represents non-income producing security.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(c)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.
(d)	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(e)	Rate disclosed represents effective yield at purchase.
(f)	All or part of this security has been pledged as collateral for various derivative contracts held by the Portfolio.
(g)	Represents a “to-be-announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in Notes to Financial Statements).

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

MTN — Medium Term Note

TBA — Security is subject to delayed delivery.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Institutional Growth Equity Portfolio	Jennison Associates LLC	SSgA Funds Management, Inc.	Sustainable Growth Advisers	PIMCO	Total
Common Stocks	31.66%	16.07%	32.56%	—	80.29%
Corporate Bonds	—	—	—	0.96%	0.96%
Asset Backed Securities	—	—	—	0.39%	0.39%
Collateralized Mortgage Obligations	—	—	—	3.34%	3.34%
Certificates of Deposit	—	—	—	0.51%	0.51%
Global Bonds	—	—	—	0.72%	0.72%
Municipal Bonds	—	—	—	0.18%	0.18%
U.S. Government Agency Mortgages	—	—	—	2.50%	2.50%
U.S. Treasury Obligations	—	0.03%	—	3.14%	3.17%
Yankee Dollars	—	—	—	0.87%	0.87%
Time Deposits	0.20%	—	0.58%	0.25%	1.03%
Mutual Funds	—	0.45%	—	0.66%	1.11%
Put Options Purchased	—	—	—	0.00%	0.00%
Repurchase Agreements	—	—	—	4.93%	4.93%
Total Investments	31.86%	16.55%	33.14%	18.45%	100.00%

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
22	NASDAQ 100 E-Mini Future	$1,021	Sep-11	$33
351	S&P 500 E-Mini Future	23,087	Sep-11	840
539	S&P 500 Future	177,264	Sep-11	6,642
161	3 Month Euro Euribor Future	39,296	Mar-14	(151)
81	3 Month Euro Euribor Future	19,415	Mar-16	27
4	3 Month Euro Euribor Future	974	Jun-14	(1)
157	3 Month Euro Euribor Future	38,526	Sep-13	(40)
40	3 Month Euro Euribor Future	9,789	Dec-13	(39)
65	3 Month Sterling Interest Rate Future	12,901	Mar-12	10
18	3 Month Sterling Interest Rate Future	3,546	Mar-13	—
	Net Unrealized Appreciation/(Depreciation)			$7,321

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
193,428	Brazilian Real	Barclays Bank	8/2/11	$120	$123	$3
2,743	Brazilian Real	Barclays Bank	9/2/11	2	2	—
11,980,800	Chinese Renminbi	Morgan Stanley	9/14/11	1,800	1,856	56
10,400,000	Chinese Renminbi	Royal Bank of Scotland	9/8/15	1,600	1,676	76
11,520,000	Chinese Renminbi	Royal Bank of Scotland	9/8/15	1,800	1,857	57
3,857,750	Chinese Renminbi	JP Morgan Chase	4/7/16	650	622	(28)
400,000	Euro	Barclays Bank	7/18/11	589	580	(9)
438,000	Euro	Citibank	7/18/11	629	635	6
900,000	Euro	Citibank	7/18/11	1,293	1,304	11
148,000	Euro	JP Morgan Chase	7/18/11	209	214	5
41,917,000	Indian Rupee	Barclays Bank	8/12/11	893	930	37
91,595,700	Indian Rupee	Barclays Bank	8/12/11	2,010	2,034	24
9,813,000	Korean Won	JP Morgan Chase	8/12/11	9	9	—
1,026,856,000	Korean Won	Goldman Sachs	8/12/11	940	962	22
450,000	Malaysian Ringgit	Citibank	8/11/11	145	149	4
200,000	Malaysian Ringgit	Barclays Bank	8/11/11	64	66	2
300,000	Malaysian Ringgit	Barclays Bank	8/11/11	97	99	2
200,000	Malaysian Ringgit	Citibank	8/11/11	65	66	1
300,000	Malaysian Ringgit	JP Morgan Chase	8/11/11	97	99	2
200,000	Malaysian Ringgit	Barclays Bank	8/11/11	65	66	1
400,000	Malaysian Ringgit	Citibank	8/11/11	130	132	2
381,260	Malaysian Ringgit	HSBC	8/11/11	124	126	2
400,000	Malaysian Ringgit	Citibank	8/11/11	130	132	2
24,368,000	Norwegian Krone	JP Morgan Chase	8/8/11	4,601	4,509	(92)
100,000	Singapore Dollar	Royal Bank of Scotland	9/9/11	78	81	3
100,000	Singapore Dollar	Citibank	9/9/11	78	81	3
100,000	Singapore Dollar	JP Morgan Chase	9/9/11	78	81	3
100,000	Singapore Dollar	Citibank	9/9/11	78	81	3
595,956	Singapore Dollar	Barclays Bank	9/9/11	466	486	20
28,470,000	Taiwan Dollar	JP Morgan Chase	1/11/12	1,000	996	(4)
	Total Currencies Purchased			$19,840	$20,054	$214

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Currency Contracts (continued)

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Sold
2,453,000	Australian Dollar	Citibank	7/29/11	$2,556	$2,610	$(54)
190,685	Brazilian Real	RBC Dominion Securities	8/2/11	118	121	(3)
2,743	Brazilian Real	Barclays Bank	8/2/11	2	2	—
48,699	Brazilian Real	HSBC	9/2/11	30	31	(1)
343,000	British Sterling Pound	Citibank	9/13/11	561	550	11
11,970,000	Chinese Renminbi	Royal Bank of Scotland	9/14/11	1,800	1,854	(54)
6,675,000	Euro	Credit Suisse	7/18/11	9,627	9,674	(47)
517,000	Euro	JP Morgan Chase	7/18/11	755	749	6
42,268,500	Indian Rupee	JP Morgan Chase	8/12/11	930	938	(8)
336,143,000	Japanese Yen	Citibank	7/14/11	3,973	4,177	(204)
2,823,480	Malaysian Ringgit	Barclays Bank	8/11/11	930	933	(3)
950,000	Norwegian Krone	Royal Bank of Scotland	8/8/11	173	176	(3)
2,925,000	Norwegian Krone	Citibank	8/8/11	540	541	(1)
6,980,000	Norwegian Krone	Citibank	8/8/11	1,289	1,291	(2)
200,000	Norwegian Krone	Barclays Bank	8/8/11	37	37	—
16,080,000	Norwegian Krone	HSBC	8/8/11	2,981	2,975	6
200,000	Norwegian Krone	Barclays Bank	8/8/11	36	37	(1)
1,004,826	Singapore Dollar	Morgan Stanley	9/9/11	817	818	(1)
28,066,500	Taiwan Dollar	Goldman Sachs	1/11/12	990	982	8
	Total Currencies Sold			$28,145	$28,496	$(351)
	Net Unrealized Appreciation/(Depreciation)					$(137)

Written Options

Number of Contracts	Security Description	Exercise Price	Premium (000)	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(278)	Call – U.S. Treasury 10 Year Future Option	$125	$(176)	$(152)	Aug-11	$24
(1,320)	Put – Interest Rate Option U.S. Dollar 2 – Year Interest	2	(78)	(67)	Sep-12	11
	Net Unrealized Appreciation/(Depreciation)		$(254)	$(219)		$35

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Growth Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Interest Rate SWAP Agreements

	Notional Amount (000)	Swap Premiums Paid (000)	Amount at Value (000)	Expiration Date	Fixed Rate	Pay/ Receive Floating Rate	Unrealized Appreciation/ (Depreciation) (000)
Interest Rate Swap Agreement with Goldman Sachs, based on the London Interbank Offer Rate Index	$1,200	$6	$(9)	11/2/20	3.25%	Receive	$(15)
Interest Rate Swap Agreement with Citibank NA, based on the London Interbank Offer Rate Index	1,100	2	13	11/2/15	1.45%	Receive	11
Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., based on the London Interbank Offer Rate Index	900	2	11	11/2/15	1.45%	Receive	9
Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc, based on the Brazil Cetip Interbank Deposit Rate Index	3,143 (BRL)	(18)	(19)	1/2/14	11.89%	Receive	(1)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	1,300	—	17	12/15/20	6.00%	Receive	17
Interest Rate Swap Agreement with Citibank NA, based on the London Interbank Offer Rate Index	15,100	77	(365)	12/15/16	2.50%	Receive	(442)
Interest Rate Swap Agreement with Citibank NA, based on the London Interbank Offer Rate Index	3,900	13	26	6/15/16	5.75%	Receive	13
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	16,200	91	(367)	12/15/18	3.00%	Receive	(458)
Interest Rate Swap Agreement with Royal Bank of Scotland, based on the London Interbank Offer Rate Index	800	13	(7)	6/15/31	4.00%	Receive	(20)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	5,900	21	212	12/15/20	2.75%	Receive	191
Interest Rate Swap Agreement with Barclays Bank, based on the Brazil Cetip Interbank Deposit Rate Index	3,571 (BRL)	36	5	1/2/14	11.99%	Receive	(31)
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index	2,300	—	(39)	1/15/21	2.68%	Receive	(39)
		$243	$(522)				$(765)

BRL — Brazilian Real

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 98.24%
	Advertising — 0.65%
1,100	Arbitron, Inc.	$46
93,734	Harte-Hanks, Inc.	761
800	interCLICK, Inc. (a)	6
1,000	MDC Partners, Inc., Class – A	18
2,100	National CineMedia, Inc.	36
400	ReachLocal, Inc. (a)	8
		875
	Aerospace & Defense — 2.74%
1,636	AAR Corp.	44
700	Aerovironment, Inc. (a)	25
360	American Science & Engineering, Inc.	29
300	Astronics Corp. (a)	9
995	Ceradyne, Inc. (a)	39
680	Cubic Corp.	35
18,275	Curtiss-Wright Corp.	591
3,950	DigitalGlobe, Inc. (a)	100
531	Ducommun, Inc.	11
8,009	Esterline Technologies Corp. (a)	612
2,300	GenCorp, Inc. (a)	15
2,125	Goodrich Corp.	203
1,700	HEICO Corp.	93
3,923	Hexcel Corp. (a)	86
7,575	Huntington Ingalls Industries, Inc. (a)	261
800	Kratos Defense & Security Solutions, Inc. (a)	10
442	LMI Aerospace, Inc. (a)	11
9,990	Moog, Inc., Class – A (a)	435
200	National Presto Industries, Inc.	20
28,775	Orbital Sciences Corp. (a)	485
23,493	TASER International, Inc. (a)	107
1,369	Teledyne Technologies, Inc. (a)	69
700	The Keyw Holding Corp. (a)	9
3,933	Triumph Group, Inc.	391
		3,690
	Agricultural Products — 0.33%
141	Alico, Inc.	4
5,635	Corn Products International, Inc.	311
4,700	Darling International, Inc. (a)	83
1,342	Fresh Del Monte Produce, Inc.	36
156	Griffin Land & Nurseries, Inc.	5
300	Limoneira Co.	7
		446
	Air Freight & Logistics — 0.50%
1,745	Air Transport Services Group, Inc. (a)	12
1,000	Atlas Air Worldwide Holdings, Inc. (a)	59
1,200	Forward Air Corp.	41

Shares	Security Description	Value (000)
	Air Freight & Logistics (continued)
8,647	Hub Group, Inc., Class – A (a)	$326
1,300	Pacer International, Inc. (a)	6
300	Park-Ohio Holdings Corp. (a)	6
11,580	UTi Worldwide, Inc.	228
		678
	Airlines — 0.69%
3,505	Alaska Air Group, Inc. (a)	240
600	Allegiant Travel Co. (a)	30
2,000	Hawaiian Holdings, Inc. (a)	11
28,375	JetBlue Airways Corp. (a)	173
1,791	Republic Airways Holdings, Inc. (a)	10
2,077	SkyWest, Inc.	31
600	Spirit Airlines, Inc. (a)	7
16,250	United Continental Holdings, Inc. (a)	368
6,143	US Airways Group, Inc. (a)	55
		925
	Alternative Carriers — 0.34%
2,500	8x8, Inc. (a)	12
949	AboveNet, Inc.	67
1,241	Global Crossing Ltd. (a)	47
3,800	Globalstar, Inc. (a)	5
1,100	inContact, Inc. (a)	5
1,700	Iridium Communications, Inc. (a)	15
5,700	PAETEC Holding Corp. (a)	27
30,534	Premiere Global Services, Inc. (a)	244
1,400	Towerstream Corp. (a)	7
5,700	Vonage Holdings Corp. (a)	25
		454
	Aluminum — 0.06%
2,091	Century Aluminum Co. (a)	33
621	Kaiser Aluminum Corp.	34
900	Noranda Aluminum Holding Corp. (a)	13
		80
	Apparel Retail — 1.11%
3,200	Aeropostale, Inc. (a)	56
2,100	Ann, Inc. (a)	55
2,500	Ascena Retail Group, Inc. (a)	85
1,400	bebe Stores, Inc.	9
500	Body Central Corp. (a)	12
1,814	Brown Shoe Co., Inc.	19
1,600	Casual Male Retail Group, Inc. (a)	7
5,266	Charming Shoppes, Inc. (a)	22
27,328	Chico’s FAS, Inc.	416
629	Christopher & Banks Corp.	4
600	Citi Trends, Inc. (a)	9
2,163	Collective Brands, Inc. (a)	32

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Apparel Retail (continued)
400	Destination Maternity Corp.	$8
2,200	Express, Inc.	48
892	Genesco, Inc. (a)	46
1,815	Hot Topic, Inc.	14
1,100	Jos. A. Bank Clothiers, Inc. (a)	55
1,451	New York & Co., Inc. (a)	7
2,836	Pacific Sunwear of California, Inc. (a)	7
600	Rue21, Inc. (a)	19
260	Shoe Carnival, Inc. (a)	8
1,475	Stage Stores, Inc.	25
882	Stein Mart, Inc.	8
6,766	The Buckle, Inc.	289
1,100	The Cato Corp., Class – A	32
1,100	The Children’s Place Retail Stores, Inc. (a)	49
2,030	The Finish Line, Inc., Class – A	43
2,108	The Men’s Wearhouse, Inc.	71
2,726	The Talbots, Inc. (a)	9
4,100	Wet Seal, Inc., Class – A (a)	18
800	Zumiez, Inc. (a)	20
		1,502
	Apparel, Accessories & Luxury Goods — 0.98%
2,000	Carter’s, Inc. (a)	62
300	Cherokee, Inc.	5
468	Columbia Sportswear Co.	30
300	Delta Apparel, Inc. (a)	5
700	G-III Apparel Group Ltd. (a)	24
4,800	Hanesbrands, Inc. (a)	137
344	Kenneth Cole Productions, Inc., Class – A (a)	4
3,800	Liz Claiborne, Inc. (a)	20
900	Maidenform Brands, Inc. (a)	25
779	Movado Group, Inc.	13
500	Oxford Industries, Inc.	17
427	Perry Ellis International, Inc. (a)	11
5,799	Quiksilver, Inc. (a)	27
44,143	The Jones Group, Inc.	479
1,800	The Warnaco Group, Inc. (a)	94
1,000	True Religion Apparel, Inc. (a)	29
4,015	Under Armour, Inc., Class – A (a)	310
800	Vera Bradley, Inc. (a)	31
		1,323
	Application Software — 2.36%
2,227	Accelrys, Inc. (a)	16
1,300	ACI Worldwide, Inc. (a)	44
1,300	Actuate Corp. (a)	8
1,300	Advent Software, Inc. (a)	37
900	American Software, Inc., Class – A	8

Shares	Security Description	Value (000)
	Application Software (continued)
3,400	Aspen Technology, Inc. (a)	$58
1,800	Blackbaud, Inc.	50
1,400	Blackboard, Inc. (a)	61
1,300	Bottomline Technologies, Inc. (a)	32
900	BroadSoft, Inc. (a)	34
1,200	Callidus Software, Inc. (a)	7
1,800	Concur Technologies, Inc. (a)	90
500	Convio, Inc. (a)	5
800	Deltek, Inc. (a)	6
300	Digimarc Corp. (a)	11
1,200	Ebix, Inc. (a)	23
1,219	EPIQ Systems, Inc.	17
202	ePlus, Inc. (a)	5
1,570	Fair Isaac Corp.	47
600	Guidance Software, Inc. (a)	5
5,690	Informatica Corp. (a)	332
600	Interactive Intelligence, Inc. (a)	21
1,586	JDA Software Group, Inc. (a)	49
1,100	Kenexa Corp. (a)	26
6,600	Lawson Software, Inc. (a)	74
2,500	Magma Design Automation, Inc. (a)	20
5,513	Manhattan Associates, Inc. (a)	190
3,618	Mentor Graphics Corp. (a)	46
300	MicroStrategy, Inc., Class – A (a)	49
1,400	Monotype Imaging Holdings, Inc. (a)	20
21,300	Motricity, Inc. (a)	165
1,500	NetScout Systems, Inc. (a)	31
18,557	Parametric Technology Corp. (a)	426
700	Pegasystems, Inc.	33
800	PROS Holdings, Inc. (a)	14
202	QAD, Inc., Class – A	2
2,800	QLIK Technologies, Inc. (a)	95
2,475	Quest Software, Inc. (a)	56
1,200	RealPage, Inc. (a)	32
1,400	Smith Micro Software, Inc. (a)	6
7,030	SolarWinds, Inc. (a)	184
1,000	SS&C Technologies Holdings, Inc. (a)	20
5,623	SuccessFactors, Inc. (a)	165
1,100	Synchronoss Technologies, Inc. (a)	35
1,600	Taleo Corp., Class – A (a)	59
600	TeleNav, Inc. (a)	11
1,000	The Ultimate Software Group, Inc. (a)	54
28,511	TiVo, Inc. (a)	293
1,300	Tyler Technologies, Inc. (a)	35
800	Verint Systems, Inc. (a)	30
1,600	VirnetX Holding Corp. (a)	46
		3,183

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Asset Management & Custody Banks — 0.88%
7,529	Apollo Investment Corp.	$77
201	Arlington Asset Investment Corp., Class – A	6
1,202	Artio Global Investors, Inc.	14
3,109	BlackRock Kelso Capital Corp.	28
909	Calamos Asset Management, Inc., Class – A	13
122	Capital Southwest Corp.	11
751	Cohen & Steers, Inc.	25
100	Diamond Hill Investment Group, Inc.	8
500	Epoch Holding Corp.	9
21,743	Fifth Street Finance Corp.	252
1,500	Financial Engines, Inc. (a)	39
361	GAMCO Investors, Inc., Class – A	17
906	Gladstone Capital Corp.	8
1,242	Gladstone Investment Corp.	9
422	Golub Capital BDC LLC	6
1,504	Harris & Harris Group, Inc. (a)	8
1,626	Hercules Technology Growth Capital, Inc.	17
1,277	ICG Group, Inc. (a)	16
700	Kohlberg Capital Corp.	5
719	Main Street Capital Corp.	14
3,090	MCG Capital Corp.	19
400	Medley Capital Corp.	5
1,111	MVC Capital, Inc.	15
632	NGP Capital Resources Co.	5
1,751	PennantPark Investment Corp.	20
3,667	Prospect Capital Corp.	37
300	Pzena Investment Management, Inc., Class – A	2
926	Safeguard Scientifics, Inc. (a)	17
1,521	Solar Capital Ltd.	37
300	Solar Senior Capital Ltd.	5
1,542	TICC Capital Corp.	15
650	Triangle Capital Corp.	12
221	Virtus Investment Partners, Inc. (a)	13
10,652	Waddell & Reed Financial, Inc., Class – A	387
200	Westwood Holdings Group, Inc.	8
		1,179
	Auto Parts & Equipment — 0.77%
2,700	American Axle & Manufacturing Holdings, Inc. (a)	31
900	Amerigon, Inc. (a)	16
3,688	Autoliv, Inc.	289
5,786	Dana Holding Corp. (a)	106
400	Dorman Products, Inc. (a)	16
904	Drew Industries, Inc.	22
3,079	Exide Technologies (a)	24
700	Fuel Systems Solutions, Inc. (a)	17

Shares	Security Description	Value (000)
	Auto Parts & Equipment (continued)
4,145	Gentex Corp.	$125
14,492	Modine Manufacturing Co. (a)	223
500	Motorcar Parts of America, Inc. (a)	7
1,637	Spartan Motors, Inc.	9
811	Standard Motor Products, Inc.	12
1,100	Stoneridge, Inc. (a)	16
767	Superior Industries International, Inc.	17
2,400	Tenneco, Inc. (a)	106
200	Tower International, Inc. (a)	4
		1,040
	Automobile Manufacturers — 0.01%
1,200	Winnebago Industries, Inc. (a)	12
	Automotive Retail — 0.17%
442	America’s Car-Mart, Inc. (a)	15
1,200	Asbury Automotive Group, Inc. (a)	22
1,026	Group 1 Automotive, Inc.	42
710	Lithia Motors, Inc., Class – A	14
1,200	Monro Muffler Brake, Inc.	45
1,779	Penske Automotive Group, Inc.	40
1,290	Sonic Automotive, Inc., Class – A	19
2,349	The Pep Boys – Manny, Moe & Jack	26
		223
	Biotechnology — 1.70%
1,600	Achillion Pharmaceuticals, Inc. (a)	12
1,600	Acorda Therapeutics, Inc. (a)	52
1,600	Affymax, Inc. (a)	11
3,800	Alkermes, Inc. (a)	71
3,300	Allos Therapeutics, Inc. (a)	7
1,500	Alnylam Pharmaceuticals, Inc. (a)	14
800	AMAG Pharmaceuticals, Inc. (a)	15
600	Amicus Therapeutics, Inc. (a)	4
400	Anacor Pharmaceuticals, Inc. (a)	3
700	Anthera Pharmaceuticals, Inc. (a)	6
5,600	Arena Pharmaceuticals, Inc. (a)	8
5,300	ARIAD Pharmaceuticals, Inc. (a)	60
2,100	ArQule, Inc. (a)	13
1,000	Array BioPharma, Inc. (a)	2
1,100	Aveo Phamaceuticals, Inc. (a)	23
4,600	AVI BioPharma, Inc. (a)	7
1,200	BioCryst Pharmaceuticals, Inc. (a)	5
6,144	BioMarin Pharmaceutical, Inc. (a)	167
3,700	BioSante Pharmaceuticals, Inc. (a)	10
200	BioSpecifics Technologies Corp. (a)	4
900	BioTime, Inc. (a)	5
5,900	Cell Therapeutics, Inc. (a)	9
1,700	Celldex Therapeutics, Inc. (a)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
10,605	Cepheid, Inc. (a)	$367
2,100	Chelsea Therapeutics International Ltd. (a)	11
900	Cleveland Biolabs, Inc. (a)	3
1,000	Codexis, Inc. (a)	10
2,400	Cubist Pharmaceuticals, Inc. (a)	86
2,200	Curis, Inc. (a)	8
1,900	Cytori Therapeutics, Inc. (a)	9
1,000	DUSA Pharmaceuticals, Inc. (a)	6
4,100	Dyax Corp. (a)	8
3,900	Dynavax Technologies Corp. (a)	11
1,000	Emergent BioSolutions, Inc. (a)	23
1,166	Enzon Pharmaceuticals, Inc. (a)	12
2,000	Exact Sciences Corp. (a)	17
700	Genomic Health, Inc. (a)	19
5,100	Geron Corp. (a)	20
700	GTx, Inc. (a)	3
3,000	Halozyme Therapeutics, Inc. (a)	21
2,100	Idenix Pharmaceuticals, Inc. (a)	10
3,000	ImmunoGen, Inc. (a)	37
2,700	Immunomedics, Inc. (a)	11
3,500	Incyte Corp. (a)	66
800	Infinity Pharmaceuticals, Inc. (a)	7
2,000	Inhibitex, Inc. (a)	8
1,000	Insmed, Inc. (a)	12
2,000	InterMune, Inc. (a)	72
2,000	Ironwood Pharmaceuticals, Inc. (a)	31
4,000	Isis Pharmaceuticals, Inc. (a)	37
2,800	Keryx Biopharmaceuticals, Inc. (a)	13
6,135	Lexicon Pharmaceuticals, Inc. (a)	11
816	Ligand Pharmaceuticals, Inc., Class – B (a)	10
2,800	MannKind Corp. (a)	11
1,443	Maxygen, Inc.	8
1,300	Medivation, Inc. (a)	28
1,100	Metabolix, Inc. (a)	8
3,700	Micromet, Inc. (a)	21
1,800	Momenta Pharmaceuticals, Inc. (a)	35
1,900	Nabi Biopharmaceuticals (a)	10
17,995	Nanosphere, Inc. (a)	33
1,400	Neurocrine Biosciences, Inc. (a)	11
3,800	Novavax, Inc. (a)	8
13,900	NPS Pharmaceuticals, Inc. (a)	131
700	Nymox Pharmaceutical Corp. (a)	6
400	OncoGenex Pharmaceutical, Inc. (a)	7
1,200	Oncothyreon, Inc. (a)	11
2,500	Onyx Pharmaceuticals, Inc. (a)	88
4,400	Opko Health, Inc. (a)	16

Shares	Security Description	Value (000)
	Biotechnology (continued)
1,300	Orexigen Therapeutics, Inc. (a)	$2
700	Osiris Therapeutics, Inc. (a)	5
5,500	PDL BioPharma, Inc.	32
2,300	Peregrine Pharmaceuticals, Inc. (a)	4
1,800	Pharmacyclics, Inc. (a)	19
1,400	PharmAthene, Inc. (a)	4
1,164	Progenics Pharmaceuticals, Inc. (a)	8
2,800	Rigel Pharmaceuticals, Inc. (a)	26
1,900	Sangamo BioSciences, Inc. (a)	11
2,800	Savient Pharmaceuticals, Inc. (a)	21
1,600	SciClone Pharmaceuticals, Inc. (a)	10
3,900	Seattle Genetics, Inc. (a)	80
1,300	SIGA Technologies, Inc. (a)	13
2,100	Spectrum Pharmaceuticals, Inc. (a)	19
900	Synta Pharmaceuticals Corp. (a)	4
1,100	Targacept, Inc. (a)	23
2,700	Theravance, Inc. (a)	60
200	Transcept Pharmaceuticals, Inc. (a)	2
1,200	Vanda Pharmaceuticals, Inc. (a)	9
3,000	Vical, Inc. (a)	12
2,700	Zalicus, Inc. (a)	6
2,000	ZIOPHARM Oncology, Inc. (a)	12
		2,287
	Brewers — 0.02%
363	The Boston Beer Co., Inc., Class – A (a)	33
	Broadcasting — 0.07%
3,700	Belo Corp., Class – A (a)	28
403	Crown Media Holdings, Inc., Class – A (a)	1
900	Entercom Communications Corp., Class – A (a)	8
2,000	Entravision Communications Corp., Class – A (a)	4
324	Fisher Communications, Inc. (a)	9
600	Global Traffic Network, Inc. (a)	7
2,600	Gray Television, Inc. (a)	7
1,032	LIN TV Corp., Class – A (a)	5
100	Saga Communications, Inc., Class – A (a)	4
1,780	Sinclair Broadcast Group, Inc., Class – A	19
		92
	Building Products — 0.88%
7,543	A.O. Smith Corp.	319
750	AAON, Inc.	16
700	Ameresco, Inc., Class – A (a)	10
227	American Woodmark Corp.	4
355	Ameron International Corp.	23
9,023	Apogee Enterprises, Inc.	116
730	Builders FirstSource, Inc. (a)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Building Products (continued)
1,258	Gibraltar Industries, Inc. (a)	$14
38,227	Griffon Corp. (a)	385
894	Insteel Industries, Inc.	11
800	NCI Building Systems, Inc. (a)	9
1,442	Quanex Building Products Corp.	24
1,709	Simpson Manufacturing Co., Inc.	51
600	Trex Co., Inc. (a)	15
6,281	Universal Forest Products, Inc.	151
2,800	USG Corp. (a)	40
		1,190
	Cable & Satellite — 0.04%
1,500	Central Eurpoean Media Enterprises Ltd., Class – A (a)	30
1,246	Knology, Inc. (a)	18
730	Outdoor Channel Holdings, Inc.	5
		53
	Casinos & Gaming — 0.22%
1,300	Ameristar Casinos, Inc.	31
2,175	Boyd Gaming Corp. (a)	19
487	Churchill Downs, Inc.	22
800	Isle of Capri Casinos, Inc. (a)	7
122	Monarch Casino & Resort, Inc. (a)	1
1,132	Multimedia Games, Inc. (a)	5
2,609	Pinnacle Entertainment, Inc. (a)	39
2,253	Scientific Games Corp., Class – A (a)	23
1,800	Shuffle Master, Inc. (a)	17
4,380	WMS Industries, Inc. (a)	135
		299
	Catalog Retail — 0.05%
1,600	HSN, Inc. (a)	53
1,300	ValueVision Media, Inc., Class – A (a)	10
		63
	Coal & Consumable Fuels — 0.45%
2,934	Alpha Natural Resources, Inc. (a)	133
700	Amyris, Inc. (a)	20
2,432	Cloud Peak Energy, Inc. (a)	52
4,941	CONSOL Energy, Inc.	240
100	Hallador Energy Co.	1
1,400	James River Coal Co. (a)	29
3,656	Patriot Coal Corp. (a)	81
300	Solazyme, Inc. (a)	7
3,400	Ur-Energy, Inc. (a)	5
2,600	Uranerz Energy Corp. (a)	8
2,500	Uranium Energy Corp. (a)	8
3,700	Uranium Resources, Inc. (a)	6

Shares	Security Description	Value (000)
	Coal & Consumable Fuels (continued)
5,226	USEC, Inc. (a)	$18
300	Westmoreland Coal Co. (a)	5
		613
	Commercial Printing — 0.14%
2,200	Cenveo, Inc. (a)	14
400	Consolidated Graphics, Inc. (a)	22
565	Courier Corp.	6
2,100	Deluxe Corp.	52
859	Ennis, Inc.	15
1,000	InnerWorkings, Inc. (a)	8
533	M & F Worldwide Corp. (a)	14
541	Multi-Color Corp.	13
1,000	Quad Graphics, Inc.	39
		183
	Commodity Chemicals — 0.45%
2,200	Calgon Carbon Corp. (a)	38
1,400	Georgia Gulf Corp. (a)	34
300	Hawkins, Inc.	11
800	Koppers Holdings, Inc.	30
10,649	Methanex Corp.	334
341	NL Industries, Inc.	6
825	Spartech Corp. (a)	5
1,200	STR Holdings, Inc. (a)	18
500	TPC Group, Inc. (a)	20
8,530	Zagg, Inc. (a)	114
		610
	Communications Equipment — 2.30%
6,145	ADTRAN, Inc.	238
6,362	Anaren, Inc. (a)	135
23,131	Arris Group, Inc. (a)	269
9,563	Aruba Networks, Inc. (a)	283
2,499	Aviat Networks, Inc. (a)	10
530	Bel Fuse, Inc., Class – B	12
1,500	BigBand Networks, Inc. (a)	3
626	Black Box Corp.	20
1,750	Blue Coat Systems, Inc. (a)	38
1,546	Calix, Inc. (a)	32
3,455	Ciena Corp. (a)	64
1,069	Comtech Telecommunications Corp.	30
1,000	DG FastChannel, Inc. (a)	32
600	Dialogic, Inc. (a)	3
975	Digi International, Inc. (a)	13
3,400	EMCORE Corp. (a)	9
531	EMS Technologies, Inc. (a)	18
3,155	Emulex Corp. (a)	27
4,163	Extreme Networks, Inc. (a)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Communications Equipment (continued)
3,550	Finisar Corp. (a)	$64
846	Globecomm Systems, Inc. (a)	13
4,594	Harmonic, Inc. (a)	33
4,300	Infinera Corp. (a)	30
1,800	InterDigital, Inc.	74
1,400	Ixia (a)	18
500	KVH Industries, Inc. (a)	5
400	Loral Space & Communications, Inc. (a)	28
400	Meru Networks, Inc. (a)	5
1,500	NETGEAR, Inc. (a)	66
1,400	Neutral Tandem, Inc. (a)	24
400	NumereX Corp., Class – A (a)	4
2,000	Oclaro, Inc. (a)	13
924	Oplink Communications, Inc. (a)	17
1,338	Opnext, Inc. (a)	3
16,300	Plantronics, Inc.	595
6,244	Polycom, Inc. (a)	402
6,800	Powerwave Technologies, Inc. (a)	20
500	Procera Networks, Inc. (a)	5
6,394	Riverbed Technology, Inc. (a)	253
866	SeaChange International, Inc. (a)	9
1,900	ShoreTel, Inc. (a)	19
8,603	Sonus Networks, Inc. (a)	28
830	Sycamore Networks, Inc.	18
2,229	Symmetricom, Inc. (a)	13
2,442	Tekelec (a)	22
1,373	ViaSat, Inc. (a)	59
2,100	Westell Technologies, Inc., Class – A (a)	8
		3,097
	Computer & Electronics Retail — 0.39%
700	hhgregg, Inc. (a)	9
16,760	Rent-A-Center, Inc.	512
403	REX American Resources Corp. (a)	7
106	Systemax, Inc. (a)	2
		530
	Computer Hardware — 0.37%
14,011	Avid Technology, Inc. (a)	264
1,363	Cray, Inc. (a)	9
5,072	Diebold, Inc.	157
1,200	Silicon Graphics International Corp. (a)	21
800	Stratasys, Inc. (a)	27
1,000	Super Micro Computer, Inc. (a)	16
		494

Shares	Security Description	Value (000)
	Computer Storage & Peripherals — 0.47%
1,958	Electronics for Imaging, Inc. (a)	$34
2,200	Hypercom Corp. (a)	22
1,479	Imation Corp. (a)	14
1,200	Immersion Corp. (a)	10
2,400	Intermec, Inc. (a)	26
479	Intevac, Inc. (a)	5
1,600	Novatel Wireless, Inc. (a)	9
2,100	OCZ Technology Group, Inc. (a)	17
9,100	Quantum Corp. (a)	30
340	Rimage Corp.	5
1,600	STEC, Inc. (a)	27
5,320	Synaptics, Inc. (a)	137
7,848	Western Digital Corp. (a)	285
1,200	Xyratex Ltd. (a)	12
		633
	Construction & Engineering — 1.23%
7,890	Chicago Bridge & Iron Co. NV	307
1,208	Dycom Industries, Inc. (a)	20
2,567	EMCOR Group, Inc. (a)	75
5,913	Foster Wheeler AG (a)	179
1,400	Furmanite Corp. (a)	11
1,536	Granite Construction, Inc.	38
1,961	Great Lakes Dredge & Dock Co.	11
12,155	Insituform Technologies, Inc., Class – A (a)	255
2,676	Jacobs Engineering Group, Inc. (a)	116
816	Layne Christensen Co. (a)	25
10,378	MasTec, Inc. (a)	204
276	Michael Baker Corp. (a)	6
854	MYR Group, Inc. (a)	20
452	Northwest Pipe Co. (a)	12
1,100	Orion Marine Group, Inc. (a)	10
16,991	Pike Electric Corp. (a)	150
1,000	Primoris Services Corp.	13
8,967	Quanta Services, Inc. (a)	181
644	Sterling Construction Co., Inc. (a)	9
1,151	Tutor Perini Corp.	22
		1,664
	Construction & Farm Machinery & Heavy Trucks — 0.96%
1,500	Accuride Corp. (a)	19
367	Alamo Group, Inc.	9
518	American Railcar Industries, Inc. (a)	12
877	Astec Industries, Inc. (a)	32
372	Cascade Corp.	18
1,200	Commercial Vehicle Group, Inc. (a)	17

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Construction & Farm Machinery & Heavy Trucks (continued)
578	Douglas Dynamics, Inc.	$9
2,758	Federal Signal Corp.	18
485	FreightCar America, Inc. (a)	12
500	Lindsay Corp.	34
20,410	Meritor, Inc. (a)	327
565	Miller Industries, Inc.	11
235	NACCO Industries, Inc., Class – A	23
4,109	Navistar International Corp. (a)	232
500	Sauer-Danfoss, Inc. (a)	25
839	The Greenbrier Cos., Inc. (a)	17
1,700	Titan International, Inc.	41
300	Twin Disc, Inc.	12
2,700	Wabash National Corp. (a)	25
3,325	WABCO Holdings, Inc. (a)	230
7,367	Westport Innovations, Inc. (a)	177
		1,300
	Construction Materials — 0.21%
8,480	Eagle Materials, Inc.	236
2,944	Headwaters, Inc. (a)	9
931	Texas Industries, Inc.	39
		284
	Consumer Electronics — 0.17%
4,708	Harman International Industries, Inc.	215
602	Universal Electronics, Inc. (a)	15
		230
	Consumer Finance — 0.26%
1,927	Advance America Cash Advance Centers, Inc.	13
1,227	Cash America International, Inc.	71
300	Credit Acceptance Corp. (a)	25
1,700	Dollar Financial Corp. (a)	37
1,900	EZCORP, Inc., Class – A (a)	68
1,300	First Cash Financial Services, Inc. (a)	55
600	Imperial Holdings, Inc. (a)	6
929	Nelnet, Inc., Class – A	21
1,200	Netspend Holdings, Inc. (a)	12
2,465	The First Marblehead Corp. (a)	4
600	World Acceptance Corp. (a)	39
		351
	Data Processing & Outsourced Services — 1.20%
1,330	Alliance Data Systems Corp. (a)	125
1,750	Cardtronics, Inc. (a)	41
300	Cass Information Systems, Inc.	11
4,300	Convergys Corp. (a)	59
1,565	CSG Systems International, Inc. (a)	29
400	Echo Global Logistics, Inc. (a)	7

Shares	Security Description	Value (000)
	Data Processing & Outsourced Services (continued)
2,087	Euronet Worldwide, Inc. (a)	$32
600	Exlservice Holdings, Inc. (a)	14
2,501	Global Cash Access Holdings, Inc. (a)	8
2,124	Global Payments, Inc.	108
20,950	Heartland Payment Systems, Inc.	432
10,950	Jack Henry & Associates, Inc.	329
3,785	MoneyGram International, Inc. (a)	13
4,522	Syntel, Inc.	267
1,000	TeleTech Holdings, Inc. (a)	21
1,100	TNS, Inc. (a)	18
700	VeriFone Systems, Inc. (a)	31
1,500	Wright Express Corp. (a)	78
		1,623
	Department Stores — 0.04%
4,750	Saks, Inc. (a)	53
400	The Bon-Ton Stores, Inc.	4
		57
	Distillers & Vintners — 0.03%
3,000	Central European Distribution Corp. (a)	34
400	MGP Ingredients, Inc.	3
		37
	Distributors — 0.13%
585	Audiovox Corp., Class – A (a)	4
461	Core-Mark Holding Co., Inc. (a)	16
3,444	LKQ Corp. (a)	90
2,000	Pool Corp.	60
200	Weyco Group, Inc.	5
		175
	Diversified Banks — 0.02%
1,221	Banco Latinoamericano de Comercio Exterior SA, Class – E	21
500	Encore Bancshares, Inc. (a)	6
		27
	Diversified Capital Markets — 0.02%
1,200	HFF, Inc., Class – A (a)	18
773	JMP Group, Inc.	6
		24
	Diversified Chemicals — 0.91%
13,940	Cabot Corp.	556
6,523	FMC Corp.	561
700	LSB Industries, Inc. (a)	30
3,242	Olin Corp.	73
		1,220
	Diversified Metals & Mining — 0.30%
1,000	AMCOL International Corp.	38
2,700	General Moly, Inc. (a)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Metals & Mining (continued)
2,450	Globe Specialty Metals, Inc.	$55
1,520	Horsehead Holding Corp. (a)	20
845	Materion Corp. (a)	31
600	Revett Minerals, Inc. (a)	3
4,634	RTI International Metals, Inc. (a)	178
5,994	Thompson Creek Metals Co., Inc. (a)	60
1,400	U.S. Energy Corp. (a)	6
		403
	Diversified Real Estate Activities — 0.03%
246	Consolidated-Tomoka Land Co.	7
716	Coresite Realty Corp.	12
600	Tejon Ranch Co. (a)	20
		39
	Diversified Real Estate Investment Trusts — 0.25%
1,285	American Assets Trust, Inc.	29
2,754	CapLease, Inc.	14
3,160	Colonial Properties Trust	64
3,837	Cousins Properties, Inc.	33
800	Excel Trust, Inc.	9
361	Gladstone Commercial Corp.	6
2,925	Investors Real Estate Trust	25
400	One Liberty Properties, Inc.	6
647	PS Business Parks, Inc.	36
1,581	Retail Opportunity Investments Corp.	17
2,553	Washington Real Estate Investment Trust	83
947	Winthrop Realty Trust, Inc.	11
		333
	Diversified Support Services — 0.53%
1,726	Comfort Systems USA, Inc.	18
900	EnerNOC, Inc. (a)	14
667	G&K Services, Inc., Class – A	22
2,600	Healthcare Services Group, Inc.	42
1,200	Higher One Holdings, Inc. (a)	23
400	Intersections, Inc.	7
884	McGrath Rentcorp	25
1,529	Mobile Mini, Inc. (a)	32
800	PRGX Global, Inc. (a)	6
3,601	Ritchie Bros. Auctioneers, Inc.	99
496	Schawk, Inc.	8
200	TMS International Corp., Class – A (a)	3
4,427	UniFirst Corp.	249
7,701	Viad Corp.	172
		720
	Drug Retail — 0.02%
22,334	Rite Aid Corp. (a)	30

Shares	Security Description	Value (000)
	Education Services — 0.35%
700	American Public Education, Inc. (a)	$31
500	Archipelago Learning, Inc. (a)	5
800	Bridgepoint Education, Inc. (a)	20
600	Capella Education Co. (a)	25
3,100	Corinthian Colleges, Inc. (a)	13
1,300	Grand Canyon Education, Inc. (a)	19
7,767	K12, Inc. (a)	257
900	Lincoln Educational Services Corp.	16
300	National American University Holdings, Inc.	3
500	Strayer Education, Inc.	63
900	Universal Technical Institute, Inc.	18
		470
	Electric Utilities — 0.98%
1,191	ALLETE, Inc.	49
2,240	Avista Corp.	57
611	Central Vermont Public Service Corp.	22
2,348	Cleco Corp.	82
1,697	El Paso Electric Co.	55
1,903	IDACORP, Inc.	75
2,742	ITC Holdings Corp.	197
857	MGE Energy, Inc.	35
1,505	Otter Tail Corp.	32
21,910	Portland General Electric Co.	554
1,788	The Empire District Electric Co.	34
1,927	UIL Holdings Corp.	62
1,524	Unisource Energy Corp.	57
527	Unitil Corp.	14
		1,325
	Electrical Components & Equipment — 2.20%
3,500	A123 Systems, Inc. (a)	19
1,700	Acuity Brands, Inc.	95
1,800	American Superconductor Corp. (a)	16
569	Analogic Corp.	30
1,152	Anixter International, Inc.	75
13,852	Belden, Inc.	483
20,300	Brady Corp., Class – A	651
300	Coleman Cable, Inc. (a)	4
2,575	Encore Wire Corp.	62
8,626	EnerSys (a)	297
1,007	Franklin Electric Co., Inc.	47
4,000	FuelCell Energy, Inc. (a)	5
800	Generac Holdings, Inc. (a)	15
9,710	GrafTech International Ltd. (a)	197
2,585	Hubbell, Inc., Class – B	168
2,100	II-VI, Inc. (a)	54
1,092	LSI Industries, Inc.	9
362	Powell Industries, Inc. (a)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electrical Components & Equipment (continued)
96	Preformed Line Products Co.	$7
400	Thermon Group Holdings, Inc. (a)	5
11,431	Thomas & Betts Corp. (a)	616
800	Vicor Corp.	13
2,400	Woodward, Inc.	84
		2,965
	Electronic Components — 1.09%
800	Aeroflex Holding Corp. (a)	14
6,906	DTS, Inc. (a)	280
6,561	Littelfuse, Inc.	385
2,600	Power-One, Inc. (a)	21
15,428	Rogers Corp. (a)	713
1,500	Universal Display Corp. (a)	53
		1,466
	Electronic Equipment & Instruments — 1.07%
1,639	Checkpoint Systems, Inc. (a)	29
5,859	Cognex Corp.	208
992	Coherent, Inc. (a)	55
1,410	Daktronics, Inc.	15
939	Electro Scientific Industries, Inc. (a)	18
600	FARO Technologies, Inc. (a)	26
1,300	Gerber Scientific, Inc. (a)	15
1,000	GSI Group, Inc. (a)	12
3,027	L-1 Identity Solutions, Inc. (a)	36
700	LeCroy Corp. (a)	8
3,700	Microvision, Inc. (a)	5
13,800	MTS Systems Corp.	577
8,177	National Instruments Corp.	243
1,370	Newport Corp. (a)	25
2,791	OSI Systems, Inc. (a)	120
1,155	Rofin-Sinar Technologies, Inc. (a)	40
500	Vishay Precision Group, Inc. (a)	8
1,486	X-Rite, Inc. (a)	7
		1,447
	Electronic Manufacturing Services — 0.90%
2,291	Benchmark Electronics, Inc. (a)	38
33,751	Celestica, Inc. (a)	296
875	CTS Corp.	8
200	DDi Corp.	2
1,400	Echelon Corp. (a)	13
700	eMagin Corp. (a)	4
800	Fabrinet (a)	19
31,651	Flextronics International Ltd. (a)	203
8,717	Jabil Circuit, Inc.	176
1,700	KEMET Corp. (a)	24

Shares	Security Description	Value (000)
	Electronic Manufacturing Services (continued)
1,100	Maxwell Technologies, Inc. (a)	$18
600	Measurement Specialties, Inc. (a)	21
1,164	Mercury Computer Systems, Inc. (a)	22
1,500	Methode Electronics, Inc.	17
400	Multi-Fineline Electronix, Inc. (a)	9
870	Park Electrochemical Corp.	24
1,400	Plexus Corp. (a)	49
1,700	Pulse Electronics Corp.	8
700	RadiSys Corp. (a)	5
3,300	Sanmina-SCI Corp. (a)	34
2,681	SMART Modular Technologies (WWH), Inc. (a)	25
3,989	Trimble Navigation Ltd. (a)	158
2,071	TTM Technologies, Inc. (a)	33
100	Viasystems Group, Inc. (a)	2
804	Zygo Corp. (a)	11
		1,219
	Environmental & Facilities Services — 0.72%
2,180	ABM Industries, Inc.	51
1,000	Casella Waste Systems, Inc., Class – A (a)	6
4,403	Clean Harbors, Inc. (a)	455
2,056	EnergySolutions, Inc.	10
701	Fuel Tech, Inc. (a)	5
200	Heritage-Crystal Clean, Inc. (a)	4
1,485	Metalico, Inc. (a)	9
6,249	Republic Services, Inc., Class – A	193
2,600	Rollins, Inc.	53
600	Standard Parking Corp. (a)	9
3,400	Swisher Hygiene, Inc. (a)	19
800	Team, Inc. (a)	19
5,300	Tetra Tech, Inc. (a)	119
700	TRC Cos., Inc. (a)	4
700	US Ecology, Inc.	12
		968
	Fertilizers & Agricultural Chemicals — 0.01%
959	American Vanguard Corp.	12
	Food Distributors — 0.09%
554	Nash Finch Co.	20
1,014	Spartan Stores, Inc.	20
1,900	United Natural Foods, Inc. (a)	81
		121
	Food Retail — 0.23%
50	Arden Group, Inc., Class – A	5
1,500	Casey’s General Stores, Inc.	66
640	Ingles Markets, Inc., Class – A	11
1,947	Ruddick Corp.	85

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Food Retail (continued)
364	Susser Holdings Corp. (a)	$6
790	The Andersons, Inc.	33
1,100	The Fresh Market, Inc. (a)	42
1,104	The Pantry, Inc. (a)	21
200	Village Super Market, Inc., Class – A	5
448	Weis Markets, Inc.	18
2,366	Winn-Dixie Stores, Inc. (a)	20
		312
	Footwear — 1.48%
3,400	Crocs, Inc. (a)	88
7,295	Deckers Outdoor Corp. (a)	643
2,666	Iconix Brand Group, Inc. (a)	65
648	K-Swiss, Inc., Class – A (a)	7
42,700	Skechers USA, Inc., Class – A (a)	618
1,487	Steven Madden Ltd. (a)	56
1,617	The Timberland Co., Class – A (a)	69
10,787	Wolverine World Wide, Inc.	450
		1,996
	Forest Products — 0.05%
400	Deltic Timber Corp.	22
4,937	Louisiana-Pacific Corp. (a)	40
		62
	Gas Utilities — 0.95%
7,419	AGL Resources, Inc.	302
338	Chesapeake Utilities Corp.	13
1,585	New Jersey Resources Corp.	71
1,782	Nicor, Inc.	98
976	Northwest Natural Gas Co.	44
2,921	Piedmont Natural Gas Co., Inc.	88
1,128	South Jersey Industries, Inc.	61
1,753	Southwest Gas Corp.	68
880	The Laclede Group, Inc.	33
13,398	UGI Corp.	427
1,967	WGL Holdings, Inc.	76
		1,281
	General Merchandise Stores — 0.41%
1,924	99 Cents Only Stores (a)	39
4,824	Dollar Tree, Inc. (a)	321
12,405	Fred’s, Inc., Class – A	179
100	Gordmans Stores, Inc. (a)	2
1,232	Tuesday Morning Corp. (a)	6
		547
	Gold — 0.06%
10,400	Golden Star Resources Ltd. (a)	23
3,400	Jaguar Mining, Inc. (a)	16

Shares	Security Description	Value (000)
	Gold (continued)
3,200	Midway Gold Corp. (a)	$6
4,200	U.S. Gold Corp. (a)	25
2,300	Vista Gold Corp. (a)	7
		77
	Health Care Distributors — 0.83%
680	Chindex International, Inc. (a)	9
4,290	MWI Veterinary Supply, Inc. (a)	347
19,951	Owens & Minor, Inc.	688
1,000	Pharmerica Corp. (a)	13
2,300	PSS World Medical, Inc. (a)	64
		1,121
	Health Care Equipment — 2.93%
900	Abaxis, Inc. (a)	24
1,300	ABIOMED, Inc. (a)	21
2,439	Accuray, Inc. (a)	20
2,100	Alphatec Holdings, Inc. (a)	7
1,191	AngioDynamics, Inc. (a)	17
1,100	ArthroCare Corp. (a)	37
600	AtriCure, Inc. (a)	8
800	BioLase Technology, Inc. (a)	4
468	Cantel Medical Corp.	13
500	Cardiovascular Systems, Inc. (a)	7
1,300	Conceptus, Inc. (a)	15
12,064	CONMED Corp. (a)	344
1,321	CryoLife, Inc. (a)	7
1,100	Cyberonics, Inc. (a)	31
1,800	Delcath Systems, Inc. (a)	9
38,227	DexCom, Inc. (a)	554
700	Dynavox, Inc., Class – A (a)	5
200	Exactech, Inc. (a)	4
2,986	Gen-Probe, Inc. (a)	206
949	Greatbatch, Inc. (a)	25
1,800	Hansen Medical, Inc. (a)	6
500	HeartWare International, Inc. (a)	37
6,180	Hill-Rom Holdings, Inc.	285
2,744	IDEXX Laboratories, Inc. (a)	213
28,184	Insulet Corp. (a)	625
800	Integra LifeSciences Holdings Corp. (a)	38
1,264	Invacare Corp.	42
700	IRIS International, Inc. (a)	7
300	Kensey Nash Corp. (a)	8
4,980	MAKO Surgical Corp. (a)	148
2,100	Masimo Corp.	62
1,100	Natus Medical, Inc. (a)	17
3,600	Neoprobe Corp. (a)	12
1,600	NuVasive, Inc. (a)	53

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment (continued)
1,800	NxStage Medical, Inc. (a)	$37
700	Orthofix International NV (a)	30
785	Palomar Medical Technologies, Inc. (a)	9
600	Rockwell Medical Technologies, Inc. (a)	8
4,360	Sirona Dental Systems, Inc. (a)	231
2,300	Solta Medical, Inc. (a)	6
500	SonoSite, Inc. (a)	18
1,200	Stereotaxis, Inc. (a)	4
2,400	STERIS Corp.	84
400	SurModics, Inc. (a)	4
1,424	Symmetry Medical, Inc. (a)	13
17,724	Syneron Medical Ltd. (a)	215
500	Synovis Life Technologies, Inc. (a)	9
400	Tornier NV (a)	11
700	Uroplasty, Inc. (a)	5
2,100	Volcano Corp. (a)	68
1,600	Wright Medical Group, Inc. (a)	24
180	Young Innovations, Inc.	5
4,439	Zoll Medical Corp. (a)	251
		3,943
	Health Care Facilities — 0.65%
1,331	AmSurg Corp. (a)	35
980	Assisted Living Concepts, Inc., Class – A	16
1,095	Capital Senior Living Corp. (a)	10
1,200	Emeritus Corp. (a)	26
1,700	Five Star Quality Care, Inc. (a)	10
1,294	Hanger Orthopedic Group, Inc. (a)	32
3,638	HealthSouth Corp. (a)	96
2,014	Kindred Healthcare, Inc. (a)	43
10,280	LifePoint Hospitals, Inc. (a)	402
842	MedCath Corp. (a)	11
331	National Healthcare Corp.	16
1,200	Radnet, Inc. (a)	5
1,554	Select Medical Holdings Corp. (a)	14
983	Skilled Healthcare Group, Inc., Class – A (a)	9
2,200	Sunrise Senior Living, Inc. (a)	21
700	The Ensign Group, Inc.	21
400	U.S. Physical Therapy, Inc.	10
4,510	VCA Antech, Inc. (a)	96
		873
	Health Care Services — 0.95%
1,600	Accretive Health, Inc. (a)	46
453	Air Methods Corp. (a)	34
1,100	Alliance HealthCare Services, Inc. (a)	4
300	Almost Family, Inc. (a)	8
1,200	Amedisys, Inc. (a)	32

Shares	Security Description	Value (000)
	Health Care Services (continued)
563	American Dental Partners, Inc. (a)	$7
1,700	AMN Healthcare Services, Inc. (a)	14
1,000	Bio-Reference Laboratories, Inc. (a)	21
1,200	BioScrip, Inc. (a)	8
1,300	CardioNet, Inc. (a)	7
4,846	Catalyst Health Solutions, Inc. (a)	270
850	Chemed Corp.	56
1,146	Continucare Corp. (a)	7
200	CorVel Corp. (a)	9
1,508	Cross Country Healthcare, Inc. (a)	11
1,100	ExamWorks Group, Inc. (a)	28
1,234	Gentiva Health Services, Inc. (a)	26
1,477	Healthways, Inc. (a)	22
3,560	HMS Holdings Corp. (a)	274
700	IPC The Hospitalist Co., Inc. (a)	32
400	Landauer, Inc.	25
600	LHC Group, Inc. (a)	14
3,415	MEDNAX, Inc. (a)	247
1,300	MedQuist Holdings, Inc. (a)	17
100	National Research Corp.	4
500	Providence Service Corp. (a)	6
800	Rural/Metro Corp. (a)	14
1,188	Sun Healthcare Group, Inc. (a)	9
1,100	Team Health Holdings, Inc. (a)	25
		1,277
	Health Care Supplies — 1.59%
2,500	Align Technology, Inc. (a)	57
300	Alimera Sciences, Inc. (a)	2
2,900	Antares Pharma, Inc. (a)	6
66	Atrion Corp.	13
900	Bacterian International Holdings, Inc. (a)	3
1,600	Cerus Corp. (a)	5
566	Cynosure, Inc. (a)	7
2,000	Endologix, Inc. (a)	19
1,000	Haemonetics Corp. (a)	64
471	ICU Medical, Inc. (a)	21
31,850	Immucor, Inc. (a)	650
1,064	Medical Action Industries, Inc. (a)	9
1,600	Meridian Bioscience, Inc.	39
1,475	Merit Medical Systems, Inc. (a)	26
4,974	Neogen Corp. (a)	225
1,900	OraSure Technologies, Inc. (a)	16
1,100	Quidel Corp. (a)	17
1,976	RTI Biologics, Inc. (a)	5
1,500	STAAR Surgical Co. (a)	8
900	Synergetics USA, Inc. (a)	5
10,884	The Cooper Cos., Inc.	862

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Supplies (continued)
1,400	The Spectranetics Corp. (a)	$9
2,000	Unilife Corp. (a)	10
700	Vascular Solutions, Inc. (a)	9
1,300	West Pharmaceutical Services, Inc.	57
		2,144
	Health Care Technology — 0.32%
5,918	athenahealth, Inc. (a)	243
400	Computer Programs & Systems, Inc.	25
200	ePocrates, Inc. (a)	4
600	HealthStream, Inc. (a)	8
1,700	MedAssets, Inc. (a)	23
800	Medidata Solutions, Inc. (a)	19
2,100	Merge Healthcare, Inc. (a)	11
1,300	Omnicell, Inc. (a)	20
760	Quality Systems, Inc.	66
400	Transcend Services, Inc. (a)	12
		431
	Heavy Electrical Equipment — 0.06%
3,200	Active Power, Inc. (a)	8
500	AZZ, Inc.	23
4,600	Broadwind Energy, Inc. (a)	7
10,000	Capstone Turbine Corp. (a)	15
600	Global Power Equipment Group, Inc. (a)	16
100	PowerSecure International, Inc. (a)	1
4,800	Satcon Technology Corp. (a)	11
		81
	Home Entertainment Software — 0.08%
1,700	Glu Mobile, Inc. (a)	9
1,600	RealD, Inc. (a)	37
200	Renaissance Learning, Inc.	3
400	Rosetta Stone, Inc. (a)	6
500	SRS Labs, Inc. (a)	5
2,900	Take-Two Interactive Software, Inc. (a)	44
2,173	THQ, Inc. (a)	8
		112
	Home Furnishings — 0.42%
1,112	Ethan Allen Interiors, Inc.	24
2,108	Furniture Brands International, Inc. (a)	9
1,843	La-Z-Boy, Inc. (a)	18
202,726	Sealy Corp. (a)	513
		564
	Home Improvement Retail — 0.02%
900	Lumber Liquidators Holdings, Inc. (a)	23

Shares	Security Description	Value (000)
	Homebuilding — 0.13%
3,119	Beazer Homes USA, Inc. (a)	$11
263	Cavco Industries, Inc. (a)	12
2,726	Hovnanian Enterprises, Inc., Class – A (a)	7
3,100	KB Home	30
1,500	M.D.C. Holdings, Inc.	37
817	M/I Homes, Inc. (a)	10
1,122	Meritage Homes Corp. (a)	25
224	Skyline Corp.	4
5,235	Standard Pacific Corp. (a)	17
1,626	The Ryland Group, Inc.	27
		180
	Homefurnishing Retail — 0.08%
500	Cost Plus, Inc. (a)	5
707	Haverty Furniture Cos., Inc.	8
600	Kirkland’s, Inc. (a)	7
4,300	Pier 1 Imports, Inc. (a)	50
2,400	Select Comfort Corp. (a)	43
		113
	Hotels, Resorts & Cruise Lines — 0.11%
700	Ambassadors Group, Inc.	6
1,390	Gaylord Entertainment Co. (a)	42
1,600	Interval Leisure Group, Inc. (a)	22
711	Morgans Hotel Group Co. (a)	5
3,884	Orient-Express Hotels Ltd., Class – A (a)	42
767	Red Lion Hotels Corp. (a)	6
822	Summit Hotel Properties, Inc.	9
973	The Marcus Corp.	10
		142
	Household Appliances — 0.26%
1,312	Helen of Troy Ltd. (a)	45
1,000	iRobot Corp. (a)	35
4,239	Snap-on, Inc.	265
		345
	Household Products — 0.05%
1,319	Central Garden & Pet Co., Class – A (a)	14
283	Oil-Dri Corp. of America	6
632	Spectrum Brands Holdings, Inc. (a)	20
700	WD-40 Co.	27
		67
	Housewares & Specialties — 0.29%
1,641	American Greetings Corp., Class – A	39
153	Blyth, Inc.	8
379	CSS Industries, Inc.	8
500	Lifetime Brands, Inc.	6
4,955	Tupperware Brands Corp.	334
		395

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Human Resource & Employment Services — 0.16%
48	Barrett Business Services, Inc.	$1
484	CDI Corp.	7
525	GP Strategies Corp. (a)	7
893	Heidrick & Struggles International, Inc.	20
1,200	Hudson Highland Group, Inc. (a)	6
900	Insperity, Inc.	27
1,090	Kelly Services, Inc., Class – A (a)	18
1,300	Kforce, Inc. (a)	17
1,952	Korn/Ferry International (a)	43
1,834	On Assignment, Inc. (a)	18
2,086	SFN Group, Inc. (a)	19
1,940	TrueBlue, Inc. (a)	28
		211
	Hypermarkets & Super Centers — 0.03%
700	PriceSmart, Inc.	36
	Independent Power Producers & Energy Traders — 0.06%
2,800	Atlantic Power Corp.	43
4,250	Dynegy, Inc. (a)	26
700	Ormat Technologies, Inc.	15
		84
	Industrial Conglomerates — 0.19%
2,488	Carlisle Cos., Inc.	122
1,256	Kimball International, Inc., Class – B	8
800	Libbey, Inc. (a)	13
700	Raven Industries, Inc.	39
11	Seaboard Corp.	27
605	Standex International Corp.	18
1,033	Tredegar Corp.	19
122	United Capital Corp. (a)	4
		250
	Industrial Machinery — 3.35%
1,700	3D Systems Corp. (a)	33
2,580	Actuant Corp., Class – A	69
3,748	Albany International Corp., Class – A	99
1,100	Altra Holdings, Inc. (a)	26
243	Ampco-Pittsburgh Corp.	6
500	Badger Meter, Inc.	18
2,237	Barnes Group, Inc.	55
20,200	Blount International, Inc. (a)	353
1,780	Briggs & Stratton Corp.	35
1,200	Chart Industries, Inc. (a)	65
13,791	CIRCOR International, Inc.	591
1,983	CLARCOR, Inc.	94
1,000	Colfax Corp. (a)	25

Shares	Security Description	Value (000)
	Industrial Machinery (continued)
781	Columbus McKinnon Corp. (a)	$14
500	Dynamic Materials Corp.	11
1,700	Energy Recovery, Inc. (a)	6
810	ENPRO Industries, Inc. (a)	39
1,056	ESCO Technologies, Inc.	39
1,983	Flow International Corp. (a)	7
1,675	Force Protection, Inc. (a)	8
400	Graham Corp.	8
2,275	Harsco Corp.	74
200	Hurco Cos., Inc. (a)	6
4,833	IDEX Corp.	222
1,100	John Bean Technologies Corp.	21
398	Kadant, Inc. (a)	13
5,590	Kaydon Corp.	209
6,676	Kennametal, Inc.	282
391	L.B. Foster Co., Class – A	13
9,184	Lincoln Electric Holdings, Inc.	329
900	Lydall, Inc. (a)	11
700	Met-Pro Corp.	8
1,520	Mueller Industries, Inc.	58
90,631	Mueller Water Products, Inc., Class – A	361
700	NN, Inc. (a)	10
100	Omega Flex, Inc. (a)	1
3,830	Pall Corp.	215
1,613	Pentair, Inc.	65
600	PMFG, Inc. (a)	12
900	RBC Bearings, Inc. (a)	34
7,829	Robbins & Myers, Inc.	414
500	Sun Hydraulics Corp.	24
970	Tecumseh Products Co., Class – A (a)	10
800	Tennant Co.	32
625	The Gorman-Rupp Co.	21
749	The Middleby Corp. (a)	70
1,000	TriMas Corp. (a)	25
3,444	Valmont Industries, Inc.	332
1,096	Watts Water Technologies, Inc., Class – A	39
400	Xerium Technologies, Inc. (a)	7
		4,519
	Industrial Real Estate Investment Trusts — 0.18%
8,969	DCT Industrial Trust, Inc.	47
2,421	DuPont Fabros Technology, Inc.	61
1,023	EastGroup Properties, Inc.	43
3,263	First Industrial Realty Trust, Inc. (a)	37
2,207	First Potomac Realty Trust	34
1,130	Monmouth Real Estate Investment Corp., Class – A	10

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Industrial Real Estate Investment Trusts (continued)
600	STAG Industrial, Inc.	$7
400	Terreno Realty Corp.	7
		246
	Insurance Brokers — 0.52%
15,600	Arthur J. Gallagher & Co.	445
1,000	Crawford & Co., Class – B	7
800	eHealth, Inc. (a)	11
1,944	National Financial Partners Corp. (a)	22
5,304	Willis Group Holdings PLC	218
		703
	Integrated Oil & Gas — 0.24%
5,578	Interoil Corp. (a)	326
	Integrated Telecommunication Services — 0.11%
1,800	Alaska Communications Systems Group, Inc.	16
400	Atlantic Tele-Network, Inc.	15
1,100	Cbeyond, Inc. (a)	15
8,144	Cincinnati Bell, Inc. (a)	27
1,076	Consolidated Communications Holdings, Inc.	21
800	FairPoint Communications, Inc. (a)	7
1,700	General Communication, Inc., Class – A (a)	21
500	HickoryTech Corp.	6
500	IDT Corp., Class – B	14
500	SureWest Communications	8
		150
	Internet Retail — 0.11%
1,272	1-800-FLOWERS.COM, Inc., Class – A (a)	4
500	Blue Nile, Inc. (a)	22
200	Geeknet, Inc. (a)	5
1,100	NutriSystem, Inc.	16
600	Overstock.com, Inc. (a)	9
1,000	PetMed Express, Inc.	12
1,242	Shutterfly, Inc. (a)	71
500	U.S. Auto Parts Network, Inc. (a)	4
		143
	Internet Software & Services — 1.80%
5,440	Ancestry.com, Inc. (a)	225
20,347	Cogent Communications Group, Inc. (a)	346
4,813	comScore, Inc. (a)	125
4,700	Constant Contact, Inc. (a)	119
500	Cornerstone OnDemand, Inc. (a)	9
6,149	DealerTrack Holdings, Inc. (a)	141
200	Demand Media, Inc. (a)	3
1,900	Dice Holdings, Inc. (a)	26
4,397	Digital River, Inc. (a)	141
4,006	EarthLink, Inc.	31

Shares	Security Description	Value (000)
	Internet Software & Services (continued)
800	Envestnet, Inc. (a)	$12
476	Global Sources Ltd. (a)	4
1,769	InfoSpace, Inc. (a)	16
2,057	Internap Network Services Corp. (a)	15
1,300	Intralinks Holdings, Inc. (a)	22
1,800	j2 Global Communications, Inc. (a)	51
600	Keynote Systems, Inc.	13
1,400	KIT Digital, Inc. (a)	17
2,300	Limelight Networks, Inc. (a)	11
800	Liquidity Services, Inc. (a)	19
2,100	LivePerson, Inc. (a)	30
800	LogMeln, Inc. (a)	31
700	LoopNet, Inc. (a)	13
931	Marchex, Inc., Class – B	8
200	Mediamind Technologies, Inc. (a)	4
1,911	ModusLink Global Solutions, Inc.	9
11,760	Monster Worldwide, Inc. (a)	172
6,500	Move, Inc. (a)	14
2,600	NIC, Inc.	35
900	OpenTable, Inc. (a)	75
3,200	Openwave Systems, Inc. (a)	7
854	Perficient, Inc. (a)	9
18,800	QuinStreet, Inc. (a)	244
4,207	RealNetworks, Inc. (a)	14
400	Responsys, Inc. (a)	7
1,000	RightNow Technologies, Inc. (a)	32
2,109	S1 Corp. (a)	16
1,200	Saba Software, Inc. (a)	11
1,800	SAVVIS, Inc. (a)	71
500	SciQuest, Inc. (a)	9
300	SPS Commerce, Inc. (a)	5
400	Stamps.com, Inc.	5
1,200	Support.com, Inc. (a)	6
400	TechTarget (a)	3
500	The Active Network, Inc. (a)	9
200	Travelzoo, Inc. (a)	13
2,810	United Online, Inc.	17
3,101	ValueClick, Inc. (a)	51
2,950	VeriSign, Inc.	99
700	Vocus, Inc. (a)	21
1,200	Web.com Group, Inc. (a)	15
1,500	XO Group, Inc. (a)	15
2,300	Zix Corp. (a)	9
		2,425
	Investment Banking & Brokerage — 1.15%
3,000	BGC Partners, Inc., Class – A	23
2,626	Cowen Group, Inc., Class – A (a)	10

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Investment Banking & Brokerage (continued)
1,100	Duff & Phelps Corp., Class – A	$14
1,091	Edelman Financial Group, Inc.	9
800	Evercore Partners, Inc., Class – A	27
2,771	FBR Capital Markets Corp. (a)	9
446	FXCM, Inc., Class – A	4
14,752	GFI Group, Inc.	68
2,100	Gleacher & Co., Inc. (a)	4
612	INTL FCStone, Inc. (a)	15
1,721	Investment Technology Group, Inc. (a)	24
14,202	Jefferies Group, Inc.	290
1,473	KBW, Inc.	27
19,861	Knight Capital Group, Inc., Class – A (a)	219
3,800	Ladenburg Thalmann Financial Services, Inc. (a)	5
6,684	MF Global Holdings Ltd. (a)	52
484	Oppenheimer Holdings, Inc., Class – A	14
1,700	optionsXpress Holdings, Inc.	28
572	Piper Jaffray Cos., Inc. (a)	16
6,505	Raymond James Financial, Inc.	209
13,128	Stifel Financial Corp. (a)	471
1,290	SWS Group, Inc.	8
		1,546
	IT Consulting & Other Services — 0.73%
3,300	Acxiom Corp. (a)	43
16,052	Amdocs Ltd. (a)	488
1,171	CACI International, Inc., Class – A (a)	74
2,289	CIBER, Inc. (a)	13
728	Computer Task Group, Inc. (a)	10
300	Dynamics Research Corp. (a)	4
600	Forrester Research, Inc.	20
1,250	iGATE Corp.	20
725	Integral Systems, Inc. (a)	9
2,500	Lionbridge Technologies, Inc. (a)	8
825	ManTech International Corp., Class – A	37
700	MAXIMUS, Inc.	58
200	NCI, Inc., Class – A (a)	4
1,300	Ness Technologies, Inc. (a)	10
4,400	Sapient Corp. (a)	66
400	ServiceSource International, Inc. (a)	9
1,770	SRA International, Inc., Class – A (a)	55
700	The Hackett Group, Inc. (a)	3
1,731	Unisys Corp. (a)	44
600	Virtusa Corp. (a)	11
		986

Shares	Security Description	Value (000)
	Leisure Facilities — 0.17%
1,200	International Speedway Corp., Class – A	$34
1,592	Life Time Fitness, Inc. (a)	63
1,600	Six Flags Entertainment Corp.	60
694	Speedway Motorsports, Inc.	10
300	Town Sports International Holdings, Inc. (a)	2
1,289	Vail Resorts, Inc.	60
		229
	Leisure Products — 0.41%
378	Arctic Cat, Inc. (a)	5
3,500	Brunswick Corp.	71
13,096	Callaway Golf Co.	82
12,398	JAKKS Pacific, Inc. (a)	228
30,846	Leapfrog Enterprises, Inc. (a)	130
400	Marine Products Corp. (a)	3
800	Smith & Wesson Holding Corp. (a)	2
325	Steinway Musical Instruments, Inc. (a)	8
800	Sturm, Ruger & Co., Inc.	18
		547
	Life & Health Insurance — 1.73%
59,736	American Equity Investment Life Holding Co.	759
1,885	Citizens, Inc. (a)	13
63,278	CNO Financial Group, Inc. (a)	500
24,128	Delphi Financial Group, Inc., Class – A	705
504	FBL Financial Group, Inc., Class – A	16
243	Kansas City Life Insurance Co.	8
98	National Western Life Insurance Co., Class – A	16
1,058	Presidential Life Corp.	11
11,387	Primerica, Inc.	250
2,700	Symetra Financial Corp.	36
5,922	The Phoenix Cos., Inc. (a)	15
		2,329
	Life Sciences Tools & Services — 1.05%
2,361	Affymetrix, Inc. (a)	19
1,181	Albany Molecular Research, Inc. (a)	6
20,173	Bruker Corp. (a)	411
3,800	Caliper Life Sciences, Inc. (a)	31
1,620	Cambrex Corp. (a)	7
400	Complete Genomics, Inc. (a)	6
590	Enzo Biochem, Inc. (a)	3
1,900	eResearchTechnology, Inc. (a)	12
5,100	Exelixis, Inc. (a)	46
300	Fluidigm Corp. (a)	5
400	Furiex Pharmaceuticals, Inc. (a)	7
3,370	Illumina, Inc. (a)	253
620	Kendle International, Inc. (a)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
10,322	Luminex Corp. (a)	$216
300	MEDTOX Scientific, Inc.	5
1,300	Pacific Biosciences of California, Inc. (a)	15
2,300	PAREXEL International Corp. (a)	54
4,207	Pharmaceutical Product Development, Inc.	113
8,817	QIAGEN NV (a)	168
4,000	Sequenom, Inc. (a)	30
		1,416
	Managed Health Care — 0.32%
2,041	Centene Corp. (a)	73
2,784	HealthSpring, Inc. (a)	128
1,214	Magellan Health Services, Inc. (a)	66
1,700	Metropolitan Health Networks, Inc. (a)	8
1,147	Molina Heathcare, Inc. (a)	31
851	Triple-S Management Corp., Class – B (a)	19
1,335	Universal American Corp.	15
1,700	WellCare Health Plans, Inc. (a)	87
		427
	Marine — 0.37%
6,722	Alexander & Baldwin, Inc.	324
800	Baltic Trading Ltd.	5
2,475	Eagle Bulk Shipping, Inc. (a)	6
2,100	Excel Maritime Carriers Ltd. (a)	7
1,355	Genco Shipping & Trading Ltd. (a)	10
281	International Shipholding Corp.	6
1,931	Kirby Corp. (a)	109
1,000	Overseas Shipholding Group, Inc.	27
1,260	Ultrapetrol Bahamas Ltd. (a)	6
		500
	Marine Ports & Services — 0.01%
519	CAI International, Inc. (a)	11
	Metal & Glass Containers — 0.94%
200	AEP Industries, Inc. (a)	6
6,985	AptarGroup, Inc.	366
22,288	Crown Holdings, Inc. (a)	865
877	Graham Packaging Co., Inc. (a)	22
1,193	Myers Industries, Inc.	12
		1,271
	Mortgage Real Estate Investment Trusts — 1.05%
13,044	Annaly Capital Management, Inc.	235
5,064	Anworth Mortgage Asset Corp.	38
751	Apollo Commercial Real Estate Finance, Inc.	12
2,000	ARMOUR Residential REIT, Inc.	15
3,041	Capstead Mortgage Corp.	41
36,731	Chimera Investment Corp.	127

Shares	Security Description	Value (000)
	Mortgage Real Estate Investment Trusts (continued)
1,476	Colony Financial, Inc.	$27
2,276	CreXus Investment Corp.	25
3,137	Cypress Sharpridge Investments, Inc.	40
1,248	Dynex Capital, Inc.	12
2,880	Hatteras Financial Corp.	81
2,745	Invesco Mortgage Capital, Inc.	58
3,826	iStar Financial, Inc. (a)	31
13,813	MFA Financial, Inc.	111
3,138	Newcastle Investment Corp.	18
3,442	NorthStar Realty Finance Corp.	14
1,203	Pennymac Mortgage Investment Trust	20
3,683	RAIT Financial Trust	8
23,013	Redwood Trust, Inc.	348
2,193	Resource Capital Corp.	14
3,578	Starwood Property Trust, Inc.	74
3,657	Two Harbors Investment Corp.	39
958	Walter Investment Management Corp.	21
		1,409
	Movies & Entertainment — 0.16%
592	Ascent Media Corp., Class – A (a)	31
3,747	Cinemark Holdings, Inc.	78
2,000	Lions Gate Entertainment Corp. (a)	13
5,377	Live Nation, Inc. (a)	62
400	Rentrak Corp. (a)	7
2,200	Warner Music Group Corp. (a)	18
1,182	World Wrestling Entertainment, Inc., Class – A	11
		220
	Multi-line Insurance — 0.31%
10,842	American Financial Group, Inc.	387
1,808	Horace Mann Educators Corp.	28
		415
	Multi-Sector Holdings — 0.06%
1,627	Compass Diversified Holdings, Inc.	27
1,793	PICO Holdings, Inc. (a)	52
		79
	Multi-Utilities — 0.77%
13,358	Black Hills Corp.	402
570	CH Energy Group, Inc.	30
1,363	NorthWestern Corp.	45
33,753	PNM Resources, Inc.	565
		1,042
	Office Real Estate Investment Trusts — 0.75%
4,252	Alexandria Real Estate Equities, Inc.	329
5,042	BioMed Realty Trust, Inc.	97
8,275	Corporate Office Properties Trust	257

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Office Real Estate Investment Trusts (continued)
2,610	Franklin Street Properties Corp.	$34
1,149	Government Properties Income Trust	31
2,881	Highwoods Properties, Inc.	96
2,226	Kilroy Realty Corp.	88
4,771	Lexington Realty Trust	44
1,010	Mission West Properties, Inc.	9
2,500	MPG Office Trust, Inc. (a)	7
891	Parkway Properties, Inc.	15
		1,007
	Office Services & Supplies — 0.69%
400	A.T. Cross Co., Class – A (a)	5
2,352	ACCO Brands Corp. (a)	18
49,450	American Reprographics Co. (a)	350
1,300	APAC Customer Services, Inc. (a)	7
9,170	Herman Miller, Inc.	250
1,800	HNI Corp.	45
2,000	Interface, Inc., Class – A	39
1,900	Knoll, Inc.	38
1,100	Mine Safety Appliances Co.	41
2,980	Steelcase, Inc., Class – A	34
1,722	Sykes Enterprises, Inc. (a)	37
1,874	United Stationers, Inc.	66
		930
	Oil & Gas Drilling — 0.81%
7,747	Atwood Oceanics, Inc. (a)	342
4,634	Hercules Offshore, Inc. (a)	25
4,843	Noble Corp.	191
4,531	Parker Drilling Co. (a)	26
2,136	Pioneer Drilling Co. (a)	33
575	Union Drilling, Inc. (a)	6
7,415	Unit Corp. (a)	452
6,466	Vantage Drilling Co. (a)	12
		1,087
	Oil & Gas Equipment & Services — 1.43%
1,000	Basic Energy Services, Inc. (a)	32
1,387	Bristow Group, Inc.	71
3,789	Cal Dive International, Inc. (a)	23
3,200	Complete Production Services, Inc. (a)	107
2,308	Core Laboratories NV	257
252	Dawson Geophysical Co. (a)	9
6,201	Dril-Quip, Inc. (a)	421
2,600	Exterran Holdings, Inc. (a)	52
400	Geokinetics, Inc. (a)	3
700	Global Geophysical Services, Inc. (a)	13
4,273	Global Industries Ltd. (a)	23

Shares	Security Description	Value (000)
	Oil & Gas Equipment & Services (continued)
673	Gulf Island Fabrication, Inc.	$22
978	GulfMark Offshore, Inc., Class – A (a)	43
4,021	Helix Energy Solutions Group, Inc. (a)	67
979	Hornbeck Offshore Services, Inc. (a)	27
5,100	ION Geophysical Corp. (a)	48
4,997	Key Energy Services, Inc. (a)	90
1,200	Lufkin Industries, Inc.	103
1,137	Matrix Service Co. (a)	15
200	Mitcham Industries, Inc. (a)	3
572	Natural Gas Services Group, Inc. (a)	9
3,725	Newpark Resources, Inc. (a)	34
159	OYO Geospace Corp. (a)	16
426	PHI, Inc. (a)	9
200	RigNet, Inc. (a)	3
9,570	Superior Energy Services, Inc. (a)	355
1,203	Tesco Corp. (a)	23
3,141	TETRA Technologies, Inc. (a)	40
1,500	Willbros Group, Inc. (a)	13
		1,931
	Oil & Gas Exploration & Production — 2.17%
29,450	Abraxas Petroleum Corp. (a)	113
400	Apco Oil & Gas International, Inc.	35
832	Approach Resources, Inc. (a)	19
1,800	ATP Oil & Gas Corp. (a)	28
2,100	Berry Petroleum Co., Class – A	112
6,174	Bill Barrett Corp. (a)	286
4,749	BPZ Resources, Inc. (a)	16
4,523	Cabot Oil & Gas Corp.	300
1,600	Callon Petroleum Co. (a)	11
3,870	Carrizo Oil & Gas, Inc. (a)	162
250	Clayton Williams Energy, Inc. (a)	15
1,900	Comstock Resources, Inc. (a)	55
500	Contango Oil & Gas Co.	29
3,686	Continental Resources, Inc. (a)	239
7,470	Denbury Resources, Inc. (a)	149
1,500	Endeavour International Corp. (a)	23
1,160	Energy Partners Ltd. (a)	17
3,000	Energy XXI (Bermuda) Ltd. (a)	100
600	Evolution Petroleum Corp. (a)	4
2,100	FX Energy, Inc. (a)	18
2,300	Gastar Exploration Ltd. (a)	8
908	GeoResources, Inc. (a)	20
1,868	GMX Resources, Inc. (a)	8
1,000	Goodrich Petroleum Corp. (a)	18
1,600	Gulfport Energy Corp. (a)	47
1,660	Harvest Natural Resources, Inc. (a)	18

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil & Gas Exploration & Production (continued)
700	Houston American Energy Corp.	$13
6,200	Hyperdynamics Corp. (a)	27
7,200	Kodiak Oil & Gas Corp. (a)	42
4,500	Magnum Hunter Resources Corp. (a)	30
3,900	McMoRan Exploration Co. (a)	72
1,000	Miller Energy Resources, Inc. (a)	6
2,500	Northern Oil & Gas, Inc. (a)	55
2,400	Oasis Petroleum, Inc. (a)	71
300	Panhandle Oil & Gas, Inc., Class – A	9
1,635	Penn Virginia Corp.	22
842	Petroleum Development Corp. (a)	25
2,551	PetroQuest Energy, Inc. (a)	18
1,800	Resolute Energy Corp. (a)	29
2,150	Rosetta Resources, Inc. (a)	111
2,000	Stone Energy Corp. (a)	61
10,259	Swift Energy Co. (a)	382
1,600	Triangle Petroleum Corp. (a)	10
2,466	VAALCO Energy, Inc. (a)	15
937	Venoco, Inc. (a)	12
1,400	Voyager Oil & Gas, Inc. (a)	4
1,400	W&T Offshore, Inc.	37
3,636	Warren Resources, Inc. (a)	14
1,000	Zion Oil & Gas, Inc. (a)	6
		2,921
	Oil & Gas Refining & Marketing — 0.77%
709	Alon USA Energy, Inc.	8
1,900	Clean Energy Fuels Corp. (a)	25
3,500	CVR Energy, Inc. (a)	86
735	Delek US Holdings, Inc.	12
200	Gevo, Inc. (a)	3
524	Green Plains Renewable Energy, Inc. (a)	6
9,000	Rentech, Inc. (a)	10
17,922	Rex Energy Corp. (a)	184
2,900	Syntroleum Corp. (a)	4
2,074	Western Refining, Inc. (a)	37
18,570	World Fuel Services Corp.	667
		1,042
	Oil & Gas Storage & Transportation — 0.24%
2,800	Cheniere Energy, Inc. (a)	26
1,642	Crosstex Energy, Inc.	20
2,573	DHT Maritime, Inc.	10
136,440	Enbridge Energy Management LLC (a)	—
2,100	Frontline Ltd.	31
3,776	General Maritime Corp.	5
1,500	Golar LNG Ltd.	52

Shares	Security Description	Value (000)
	Oil & Gas Storage & Transportation (continued)
852	Knightsbridge Tankers Ltd.	$19
1,689	Nordic American Tankers Ltd.	38
1,000	Scorpio Tankers, Inc. (a)	10
1,700	SemGroup Corp., Class – A (a)	44
1,629	Ship Finance International Ltd.	29
700	Targa Resources Corp.	23
1,400	Teekay Tankers Ltd., Class – A	13
		320
	Packaged Foods & Meats — 0.48%
1,885	B&G Foods, Inc., Class – A	39
500	Cal-Maine Foods, Inc.	16
500	Calavo Growers, Inc.	10
1,926	Chiquita Brands International, Inc. (a)	25
900	Diamond Foods, Inc.	69
1,042	Dole Food Co., Inc. (a)	14
200	Farmer Brothers Co.	2
524	Harbinger Group, Inc. (a)	3
486	Imperial Sugar Co.	10
600	J&J Snack Foods Corp.	30
700	Lancaster Colony Corp.	42
200	Lifeway Foods, Inc. (a)	2
700	Omega Protein Corp. (a)	10
1,400	Pilgrim’s Pride Corp. (a)	7
900	Sanderson Farms, Inc.	43
454	Seneca Foods Corp., Class – A (a)	12
3,021	Smart Balance, Inc. (a)	16
4,934	Smithfield Foods, Inc. (a)	108
1,900	Snyders-Lance, Inc.	41
1,502	The Hain Celestial Group, Inc. (a)	50
927	Tootsie Roll Industries, Inc.	27
1,388	TreeHouse Foods, Inc. (a)	76
		652
	Paper Packaging — 0.16%
4,160	Boise, Inc.	33
6,380	Graphic Packaging Holding Co. (a)	35
5,445	Packaging Corp. of America	152
		220
	Paper Products — 0.23%
1,485	Buckeye Technologies, Inc.	40
455	Clearwater Paper Corp. (a)	31
1,565	KapStone Paper & Packaging Corp. (a)	26
6,378	Neenah Paper, Inc.	136
1,812	P.H. Glatfelter Co.	28
700	Schweitzer-Mauduit International, Inc.	39
2,104	Wausau Paper Corp.	14
		314

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Personal Products — 0.15%
1,015	Elizabeth Arden, Inc. (a)	$29
600	Inter Parfums, Inc.	14
500	Medifast, Inc. (a)	12
400	Nature’s Sunshine Products, Inc. (a)	8
2,200	Nu Skin Enterprises, Inc., Class – A	83
530	Nutraceutical International Corp. (a)	8
2,020	Prestige Brands Holdings, Inc. (a)	26
234	Revlon, Inc., Class – A (a)	4
668	Schiff Nutrition International, Inc.	7
800	Synutra International, Inc. (a)	8
700	The Female Health Co.	4
200	USANA Health Sciences, Inc. (a)	6
		209
	Pharmaceuticals — 0.82%
400	Acura Pharmaceuticals, Inc. (a)	2
200	Aegerion Pharmaceuticals, Inc. (a)	3
2,300	Akorn, Inc. (a)	16
800	Ampio Pharmaceuticals, Inc. (a)	6
700	Ardea Biosciences, Inc. (a)	18
1,900	Auxilium Pharmaceuticals, Inc. (a)	37
4,500	AVANIR Pharmaceuticals, Inc., Class – A (a)	15
700	BioMimetic Therapeutics, Inc. (a)	4
1,500	Cadence Pharmaceuticals, Inc. (a)	14
2,400	Columbia Laboratories, Inc. (a)	7
1,600	Corcept Therapeutics, Inc. (a)	6
2,200	DepoMed, Inc. (a)	18
3,600	Durect Corp. (a)	7
600	Endocyte, Inc. (a)	9
369	Hi-Tech Pharmacal Co., Inc. (a)	11
2,800	Impax Laboratories, Inc. (a)	61
1,000	Ista Pharmaceuticals, Inc. (a)	8
900	Jazz Pharmaceuticals, Inc. (a)	30
1,400	K-V Pharmaceutical Co., Class – A (a)	4
100	Lannett Co, Inc. (a)	—
900	MAP Pharmaceuticals, Inc. (a)	14
2,402	Medicis Pharmaceutical Corp., Class – A	92
22,183	Nektar Therapeutics (a)	161
1,100	NeoStem, Inc. (a)	2
700	Obagi Medical Products, Inc. (a)	7
1,900	Optimer Pharmaceuticals, Inc. (a)	23
200	Pacira Pharmaceuticals, Inc. (a)	2
1,500	Pain Therapeutics, Inc. (a)	6
1,463	Par Pharmaceutical Cos., Inc. (a)	48
1,947	Perrigo Co.	171
1,100	POZEN, Inc. (a)	5

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
2,200	Questcor Pharmaceuticals, Inc. (a)	$53
1,300	Raptor Pharmaceuticals Corp. (a)	8
300	Sagent Pharmaceuticals, Inc. (a)	8
2,300	Salix Pharmaceuticals Ltd. (a)	92
2,200	Santarus, Inc. (a)	7
500	Sucampo Pharmaceuticals, Inc., Class – A (a)	2
1,215	SuperGen, Inc. (a)	4
2,092	The Medicines Co. (a)	34
2,774	ViroPharma, Inc. (a)	51
3,200	VIVUS, Inc. (a)	26
1,100	XenoPort, Inc. (a)	8
		1,100
	Photographic Products — 0.03%
10,900	Eastman Kodak Co. (a)	39
	Precious Metals & Minerals — 0.30%
3,601	Coeur d’Alene Mines Corp. (a)	87
1,100	Gold Resource Corp.	28
400	Golden Minerals Co. (a)	7
22,869	Hecla Mining Co. (a)	176
4,700	Paramount Gold & Silver Corp. (a)	15
4,100	Stillwater Mining Co. (a)	90
		403
	Property & Casualty Insurance — 2.16%
1,900	Alleghany Corp. (a)	633
442	American Safety Insurance Holdings Ltd. (a)	8
819	Amerisafe, Inc. (a)	19
1,079	AmTrust Financial Services, Inc.	25
26,723	Argo Group International Holdings Ltd.	794
408	Baldwin & Lyons, Inc., Class – B	9
164	Donegal Group, Inc., Class – A	2
281	EMC Insurance Group, Inc.	5
1,575	Employers Holdings, Inc.	26
18,822	First American Financial Corp.	295
388	FPIC Insurance Group, Inc. (a)	16
11,844	Global Indemnity PLC (a)	263
485	Hallmark Financial Services, Inc. (a)	4
414	Harleysville Group, Inc.	13
1,773	Hilltop Holdings, Inc. (a)	16
524	Infinity Property & Casualty Corp.	29
2,438	Meadowbrook Insurance Group, Inc.	24
358	National Interstate Corp.	8
900	OneBeacon Insurance Group Ltd., Class – A	12
1,166	ProAssurance Corp. (a)	82
640	RLI Corp.	40
479	Safety Insurance Group, Inc.	20
1,096	SeaBright Insurance Holdings, Inc.	11

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Property & Casualty Insurance (continued)
1,993	Selective Insurance Group, Inc.	$32
394	State Auto Financial Corp.	7
13,371	Stewart Information Services Corp.	134
586	The Navigators Group, Inc. (a)	28
1,548	Tower Group, Inc.	37
712	United Fire & Casualty Co.	12
282	Universal Insurance Holdings, Inc.	1
9,276	W.R. Berkley Corp.	301
		2,906
	Publishing — 0.81%
1,000	AH Belo Corp., Class – A	7
1,443	Journal Communications, Inc., Class – A (a)	8
1,500	Meredith Corp.	47
151	PRIMEDIA, Inc.	1
1,179	Scholastic Corp.	31
1,520	The E.W. Scripps Co., Class – A (a)	15
2,200	The McClatchy Co., Class – A (a)	6
5,600	The New York Times Co., Class – A (a)	49
30,650	Valassis Communications, Inc. (a)	929
100	Value Line, Inc.	1
		1,094
	Railroads — 0.20%
1,600	Genesee & Wyoming, Inc., Class – A (a)	94
2,861	Kansas City Southern Industries, Inc. (a)	170
677	RailAmerica, Inc. (a)	10
		274
	Real Estate Development — 0.02%
411	Avatar Holdings, Inc. (a)	6
1,600	Forestar Group, Inc. (a)	27
		33
	Real Estate Operating Companies — 0.30%
600	Hudson Pacific Properties, Inc.	9
12,875	MI Developments, Inc., Class – A	392
		401
	Real Estate Services — 0.01%
900	Kennedy-Wilson Holdings, Inc.	11
	Regional Banks — 5.32%
769	1st Source Corp.	16
1,100	1st United Bancorp, Inc. (a)	7
241	Alliance Financial Corp.	7
1,188	Ameris Bancorp (a)	11
401	Ames National Corp.	7
331	Arrow Financial Corp.	8
263	BancFirst Corp.	10
202	Bancorp Rhode Island, Inc.	9

Shares	Security Description	Value (000)
	Regional Banks (continued)
3,400	BancorpSouth, Inc.	$42
280	Bank of Marin Bancorp	10
615	Bank of the Ozarks, Inc.	32
600	Banner Corp.	11
3,162	Boston Private Financial Holdings, Inc.	21
180	Bridge Bancorp, Inc.	4
423	Bryn Mawr Bank Corp.	9
370	Camden National Corp.	12
617	Capital City Bank Group, Inc.	6
63,571	CapitalSource, Inc.	410
1,444	Cardinal Financial Corp.	16
2,828	Cathay General Bancorp	46
500	Center Bancorp, Inc.	5
1,800	Center Financial Corp. (a)	11
1,133	Centerstate Banks, Inc.	8
600	Central Pacific Financial Corp. (a)	8
203	Century Bancorp, Inc., Class – A	5
1,035	Chemical Financial Corp.	19
522	Citizens & Northern Corp.	8
658	City Holding Co.	22
540	CNB Financial Corp.	8
1,190	CoBiz Financial, Inc.	8
14,796	Columbia Banking System, Inc.	255
1,459	Community Bank System, Inc.	36
492	Community Trust Bancorp, Inc.	14
8,560	Cullen/Frost Bankers, Inc.	487
3,803	CVB Financial Corp.	35
777	Eagle Bancorp, Inc. (a)	10
404	Enterprise Financial Services Corp.	5
5,158	F.N.B. Corp.	53
413	Financial Institutions, Inc.	7
747	First Bancorp North Carolina	8
487	First Bancorp, Inc. Maine	7
2,467	First Busey Corp.	13
3,736	First Commonwealth Financial Corp.	21
735	First Community Bancshares, Inc.	10
2,453	First Financial Bancorp	41
1,213	First Financial Bankshares, Inc.	42
482	First Financial Corp.	16
600	First Interstate BancSystem, Inc.	9
1,295	First Merchants Corp.	12
17,102	First Midwest Bancorp, Inc.	210
4,137	FirstMerit Corp.	68
568	German American Bancorp, Inc.	9
3,062	Glacier Bancorp, Inc.	41
367	Great Southern Bancorp, Inc.	7
400	Hampton Roads Bankshares, Inc. (a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Regional Banks (continued)
2,949	Hancock Holding Co.	$91
2,900	Hanmi Financial Corp. (a)	3
666	Heartland Financial USA, Inc.	10
488	Heritage Financial Corp.	6
845	Home Bancshares, Inc.	20
660	Hudson Valley Holding Corp.	13
7,276	IBERIABANK Corp.	419
891	Independent Bank Corp.	23
1,955	International Bancshares Corp.	33
1,921	Investors Bancorp, Inc. (a)	27
1,085	Lakeland Bancorp, Inc.	11
652	Lakeland Financial Corp.	15
688	MainSource Financial Group, Inc.	6
2,268	MB Financial, Inc.	44
277	Merchants Bancshares, Inc.	7
408	Metro Bancorp, Inc. (a)	5
284	MidSouth Bancorp, Inc.	4
68,044	Nara Bancorp, Inc. (a)	553
327	National Bankshares, Inc.	8
118,296	National Penn Bancshares, Inc.	938
1,353	NBT Bancorp, Inc.	30
589	Northfield Bancorp, Inc.	8
3,961	Old National Bancorp	43
500	OmniAmerican Bancorp, Inc. (a)	7
1,900	Oriental Financial Group, Inc.	24
361	Orrstown Financial Services, Inc.	10
200	Pacific Capital Bancorp (a)	6
935	Pacific Continental Corp.	9
1,239	PacWest Bancorp	25
528	Park National Corp.	35
1,100	Park Sterling Corp. (a)	5
80	Penns Woods Bancorp, Inc.	3
417	Peoples Bancorp, Inc.	5
1,523	Pinnacle Financial Partners, Inc. (a)	24
2,228	PrivateBancorp, Inc.	31
1,804	Prosperity Bancshares, Inc.	79
1,233	Renasant Corp.	18
516	Republic Bancorp, Inc., Class – A	10
918	S&T Bancorp, Inc.	17
630	S.Y. Bancorp, Inc.	15
1,132	Sandy Spring Bancorp, Inc.	20
542	SCBT Financial Corp.	16
407	Sierra Bancorp	5
1,700	Signature Bank (a)	97
782	Simmons First National Corp., Class – A	20
793	Southside Bancshares, Inc.	16

Shares	Security Description	Value (000)
	Regional Banks (continued)
826	Southwest Bancorp, Inc. (a)	$8
840	State Bancorp, Inc.	11
1,300	State Bank Finacial Corp. (a)	21
1,139	StellarOne Corp.	14
1,050	Sterling Bancorp	10
3,972	Sterling Bancshares, Inc.	32
1,100	Sterling Financial Corp. (a)	18
361	Suffolk Bancorp	5
1,400	Sun Bancorp, Inc. (a)	5
4,626	Susquehanna Bancshares, Inc.	37
1,670	SVB Financial Group (a)	100
500	Taylor Capital Group, Inc. (a)	4
46,148	TCF Financial Corp.	637
1,547	Texas Capital Bancshares, Inc. (a)	40
1,342	The Bancorp, Inc. (a)	14
200	The Bank of Kentucky Financial Corp.	4
240	The First of Long Island Corp.	7
297	Tompkins Financial Corp.	12
456	Tower Bancorp, Inc.	12
1,057	TowneBank	14
554	TriCo Bancshares	8
2,434	Trustmark Corp.	57
1,210	UMB Financial Corp.	51
4,754	Umpqua Holdings Corp.	55
868	Union First Market Bankshares Corp.	11
1,685	United Bankshares, Inc.	41
931	United Community Banks, Inc. (a)	10
663	Univest Corp. of Pennsylvania	10
1,100	Virginia Commerce Bancorp, Inc. (a)	7
786	Washington Banking Co.	10
714	Washington Trust Bancorp, Inc.	16
32,706	Webster Financial Corp.	687
966	WesBanco, Inc.	19
888	West Bancorp	8
656	West Coast Bancorp (a)	11
1,152	Westamerica Bancorp	57
2,894	Western Alliance Bancorp (a)	21
897	Wilshire Bancorp, Inc. (a)	3
1,417	Wintrust Financial Corp.	46
		7,163
	Reinsurance — 0.35%
3,649	Alterra Capital Holdings Ltd.	81
266	Enstar Group Ltd. (a)	28
2,539	Everest Re Group Ltd.	208
2,146	Flagstone Reinsurance Holdings SA	18
1,133	Greenlight Capital Re Ltd., Class – A (a)	30
2,126	Maiden Holdings Ltd.	19

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Reinsurance (continued)
2,637	Montpelier Re Holdings Ltd.	$48
1,390	Platinum Underwriters Holdings Ltd.	46
		478
	Research and Consulting Services — 0.35%
1,750	Acacia Research Corp./Acacia Technologies LLC (a)	64
1,547	CBIZ, Inc. (a)	11
1,000	CoStar Group, Inc. (a)	59
580	CRA International, Inc. (a)	16
600	Exponent, Inc. (a)	26
1,700	FTI Consulting, Inc. (a)	64
1,161	Hill International, Inc. (a)	7
800	Huron Consulting Group, Inc. (a)	24
612	ICF International, Inc. (a)	16
600	Mistras Group, Inc. (a)	10
1,900	Navigant Consulting, Inc. (a)	20
2,600	Odyssey Marine Exploration, Inc. (a)	8
1,900	Resources Connection, Inc.	23
400	RPX Corp. (a)	11
629	School Specialty, Inc. (a)	9
600	The Advisory Board Co. (a)	35
1,400	The Corporate Executive Board Co.	61
900	The Dolan Co. (a)	8
41	VSE Corp.	1
		473
	Residential Real Estate Investment Trusts — 0.84%
2,764	American Campus Communities, Inc.	98
1,677	Associated Estates Realty Corp.	27
1,168	Campus Crest Communities, Inc.	15
2,602	Education Realty Trust, Inc.	22
1,012	Equity Lifestyle Properties, Inc.	63
1,600	Home Properties, Inc.	98
10,334	Mid-America Apartment Communities, Inc.	697
1,917	Post Properties, Inc.	78
744	Sun Communities, Inc.	28
364	UMH Properties, Inc.	4
		1,130
	Restaurants — 0.77%
900	AFC Enterprises, Inc. (a)	15
500	Benihana, Inc., Class – A (a)	5
283	Biglari Holdings, Inc. (a)	111
1,000	BJ’s Restaurant, Inc. (a)	52
1,130	Bob Evans Farms, Inc.	40
800	Bravo Brio Restaurant Group, Inc. (a)	20
3,310	Buffalo Wild Wings, Inc. (a)	219
600	California Pizza Kitchen, Inc. (a)	11

Shares	Security Description	Value (000)
	Restaurants (continued)
300	Caribou Coffee Co., Inc. (a)	$4
500	Carrols Restaurant Group, Inc. (a)	5
800	CEC Entertainment, Inc.	32
974	Cracker Barrel Old Country Store, Inc.	48
2,900	Denny’s Corp. (a)	11
655	DineEquity, Inc. (a)	34
2,484	Domino’s Pizza, Inc. (a)	63
200	Einstein Noah Restaurant Group, Inc.	3
2,000	Jack in the Box, Inc. (a)	46
2,500	Jamba, Inc. (a)	5
2,400	Krispy Kreme Doughnuts, Inc. (a)	23
371	McCormick & Schmick’s Seafood Restaurants, Inc. (a)	3
816	O’Charley’s, Inc. (a)	6
800	P.F. Chang’s China Bistro, Inc.	32
800	Papa John’s International, Inc. (a)	27
500	Peet’s Coffee & Tea, Inc. (a)	29
517	Red Robin Gourmet Burgers, Inc. (a)	19
2,871	Ruby Tuesday, Inc. (a)	31
1,300	Ruth’s Hospitality Group, Inc. (a)	7
2,500	Sonic Corp. (a)	27
2,350	Texas Roadhouse, Inc., Class – A	41
2,300	The Cheesecake Factory, Inc. (a)	72
		1,041
	Retail Real Estate Investment Trusts — 0.44%
1,688	Acadia Realty Trust	34
401	Agree Realty Corp.	9
82	Alexander’s, Inc.	32
5,742	CBL & Associates Properties, Inc.	104
2,698	Cedar Shopping Centers, Inc.	14
2,234	Equity One, Inc.	42
948	Getty Realty Corp.	24
3,991	Glimcher Realty Trust	38
3,268	Inland Real Estate Corp.	29
2,333	Kite Realty Group Trust	12
3,272	National Retail Properties, Inc.	80
2,311	Pennsylvania Real Estate Investment Trust	36
1,525	Ramco-Gershenson Properties Trust	19
300	Saul Centers, Inc.	12
3,300	Tanger Factory Outlet Centers, Inc.	88
996	Urstadt Biddle Properties, Inc., Class – A	18
		591
	Security & Alarm Services — 0.11%
883	GeoEye, Inc. (a)	33
1,761	The Brink’s Co.	53
2,626	The Geo Group, Inc. (a)	60
		146

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Semiconductor Equipment — 1.17%
1,809	Advanced Energy Industries, Inc. (a)	$27
4,300	Amkor Technology, Inc. (a)	27
400	Amtech Systems, Inc. (a)	8
9,235	ATMI, Inc. (a)	189
4,900	Axcelis Technologies, Inc. (a)	8
1,500	AXT, Inc. (a)	13
2,648	Brooks Automation, Inc. (a)	29
5,309	Cabot Microelectronics Corp. (a)	247
961	Cohu, Inc.	13
7,238	Cymer, Inc. (a)	358
5,373	Entegris, Inc. (a)	54
1,542	FEI Co. (a)	59
1,843	FormFactor, Inc. (a)	17
1,500	FSI International, Inc. (a)	4
5,000	GT Solar International, Inc. (a)	81
2,900	Kulicke & Soffa Industries, Inc. (a)	32
2,000	LTX-Credence Corp. (a)	18
13,750	MEMC Electronic Materials, Inc. (a)	117
2,113	MKS Instruments, Inc.	56
800	Nanometrics, Inc. (a)	15
900	PDF Solutions, Inc. (a)	5
2,287	Photronics, Inc. (a)	19
600	Rubicon Technology, Inc. (a)	10
1,305	Rudolph Technologies, Inc. (a)	14
2,049	Tessera Technologies, Inc. (a)	35
900	Ultra Clean Holdings, Inc. (a)	8
1,000	Ultratech, Inc. (a)	30
1,600	Veeco Instruments, Inc. (a)	78
		1,571
	Semiconductors — 4.85%
2,200	Advanced Analogic Technologies, Inc. (a)	13
600	Alpha & Omega Semiconductor Ltd. (a)	8
6,085	Altera Corp.	282
2,626	ANADIGICS, Inc. (a)	8
2,100	Applied Micro Circuits Corp. (a)	19
5,573	Cavium, Inc. (a)	243
900	CEVA, Inc. (a)	27
2,800	Cirrus Logic, Inc. (a)	44
11,854	Cypress Semiconductor Corp.	251
22,075	Diodes, Inc. (a)	576
892	DSP Group, Inc. (a)	8
3,400	Entropic Communications, Inc. (a)	30
1,833	Exar Corp. (a)	12
9,831	Fairchild Semiconductor International, Inc. (a)	164
246	GSI Technology, Inc. (a)	2

Shares	Security Description	Value (000)
	Semiconductors (continued)
2,558	Hittite Microwave Corp. (a)	$158
800	Inphi Corp. (a)	14
29,462	Integrated Device Technology, Inc. (a)	232
1,000	Integrated Silicon Solution, Inc. (a)	10
14,515	International Rectifier Corp. (a)	406
843	IXYS Corp. (a)	13
3,200	Kopin Corp. (a)	15
4,800	Lattice Semiconductor Corp. (a)	31
9,966	Maxim Integrated Products, Inc.	255
600	MaxLinear, Inc., Class – A (a)	5
2,100	Micrel, Inc.	22
11,756	Microsemi Corp. (a)	241
700	Mindspeed Technologies, Inc. (a)	6
1,500	MIPS Technologies, Inc. (a)	10
18,600	Monolithic Power Systems, Inc. (a)	287
1,100	MoSys, Inc. (a)	6
7,703	National Semiconductor Corp.	190
2,700	NetLogic Microsystems, Inc. (a)	109
200	NVE Corp. (a)	12
7,214	OmniVision Technologies, Inc. (a)	251
3,520	ON Semiconductor Corp. (a)	37
973	Pericom Semiconductor Corp. (a)	9
1,700	PLX Technology, Inc. (a)	6
16,371	PMC-Sierra, Inc. (a)	124
2,130	Power Integrations, Inc.	82
3,900	Rambus, Inc. (a)	57
48,570	RF Micro Devices, Inc. (a)	297
14,660	Semtech Corp. (a)	401
1,305	Sigma Designs, Inc. (a)	10
3,452	Silicon Image, Inc. (a)	22
3,177	Silicon Laboratories, Inc. (a)	131
23,248	Skyworks Solutions, Inc. (a)	534
2,000	Spansion, Inc., Class – A (a)	38
963	Standard Microsystems Corp. (a)	26
400	Supertex, Inc. (a)	9
19,413	TriQuint Semiconductor, Inc. (a)	198
1,000	Volterra Semiconductor Corp. (a)	25
67,412	Zoran Corp. (a)	566
		6,532
	Soft Drinks — 0.10%
200	Coca-Cola Bottling Co. Consolidated	13
3,600	Heckmann Corp. (a)	22
500	National Beverage Corp.	7
6,100	Primo Water Corp. (a)	88
		130

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialized Consumer Services — 0.60%
6,666	Coinstar, Inc. (a)	$364
2,500	Hillenbrand, Inc.	59
526	Mac-Gray Corp.	8
1,200	Matthews International Corp., Class – A	48
300	Pre-Paid Legal Services, Inc. (a)	20
2,121	Regis Corp.	33
5,049	Sotheby’s	220
600	Steiner Leisure Ltd. (a)	27
3,567	Stewart Enterprises, Inc., Class – A	26
		805
	Specialized Finance — 0.66%
121	California First National Bancorp	2
600	Encore Capital Group, Inc. (a)	18
1,100	MarketAxess Holdings, Inc.	28
500	Marlin Business Services Corp. (a)	6
847	Medallion Financial Corp.	8
2,880	Moody’s Corp.	110
1,387	NewStar Financial, Inc. (a)	15
30,789	PHH Corp. (a)	632
700	Portfolio Recovery Associates, Inc. (a)	59
1,046	Primus Guaranty Ltd. (a)	6
500	THL Credit, Inc.	7
		891
	Specialized Real Estate Investment Trusts — 1.36%
1,717	Ashford Hospitality Trust	21
500	Chatham Lodging Trust	8
1,294	Chesapeake Lodging Trust	22
1,720	Cogdell Spencer, Inc.	10
65,699	DiamondRock Hospitality Co.	705
1,898	Entertainment Properties Trust	89
3,868	Extra Space Storage, Inc.	83
4,934	FelCor Lodging Trust, Inc. (a)	26
2,771	Healthcare Realty Trust, Inc.	57
5,244	Hersha Hospitality Trust	29
3,247	LaSalle Hotel Properties	86
1,195	LTC Properties, Inc.	33
4,022	Medical Properties Trust, Inc.	46
983	National Health Investors, Inc.	44
4,124	OMEGA Healthcare Investors, Inc.	87
2,100	Pebblebrook Hotel Trust	42
5,831	Potlatch Corp.	206
1,100	RLJ Lodging Trust	19
988	Sabra Health Care REIT, Inc.	17
1,155	Sovran Self Storage, Inc.	47
6,821	Strategic Hotels & Resorts, Inc. (a)	48

Shares	Security Description	Value (000)
	Specialized Real Estate Investment Trusts (continued)
4,418	Sunstone Hotel Investors, Inc. (a)	$41
4,044	U-Store-It Trust	43
482	Universal Health Realty Income Trust	19
		1,828
	Specialty Chemicals — 1.39%
4,186	A. Schulman, Inc.	105
6,043	Albemarle Corp.	418
5,517	Arch Chemicals, Inc.	190
1,200	Balchem Corp.	53
3,900	Chemtura Corp. (a)	71
3,518	Ferro Corp. (a)	47
2,000	Flotek Industries, Inc. (a)	17
800	FutureFuel Corp.	10
1,799	H.B. Fuller Co.	44
900	Innophos Holdings, Inc.	44
800	Innospec, Inc. (a)	27
200	KMG Chemicals, Inc.	3
1,136	Kraton Performance Polymers, Inc. (a)	45
1,200	Landec Corp. (a)	8
699	Minerals Technologies, Inc.	46
2,777	NewMarket Corp.	474
1,251	OM Group, Inc. (a)	51
1,900	Omnova Solutions, Inc. (a)	13
3,605	PolyOne Corp.	56
574	Quaker Chemical Corp.	25
1,600	Senomyx, Inc. (a)	8
1,899	Sensient Technologies Corp.	70
300	Stepan Co.	21
900	Zep, Inc.	17
1,094	Zoltek Cos., Inc. (a)	12
		1,875
	Specialty Stores — 0.63%
1,160	Barnes & Noble, Inc.	19
800	Big 5 Sporting Goods Corp.	6
971	Build-A-Bear Workshop, Inc. (a)	6
1,768	Cabela’s, Inc. (a)	48
798	Conn’s, Inc. (a)	7
900	GNC Acquisition Holdings, Inc., Class – A (a)	20
1,100	Hibbett Sports, Inc. (a)	45
1,200	MarineMax, Inc. (a)	11
11,300	Office Depot, Inc. (a)	48
3,524	OfficeMax, Inc. (a)	28
8,126	Tractor Supply Co.	543
1,000	Vitamin Shoppe, Inc. (a)	46
520	West Marine, Inc. (a)	5
100	Winmark Corp.	4

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialty Stores (continued)
1,200	Zale Corp. (a)	$7
		843
	Steel — 0.35%
638	A.M. Castle & Co. (a)	11
5,836	Carpenter Technology Corp.	337
507	Haynes International, Inc.	31
500	Metals USA Holdings Corp. (a)	8
450	Olympic Steel, Inc.	12
328	Universal Stainless & Alloy Products, Inc. (a)	15
2,288	Worthington Industries, Inc.	53
		467
	Systems Software — 0.74%
1,520	Ariba, Inc. (a)	52
1,800	CommVault Systems, Inc. (a)	80
1,300	DemandTec, Inc. (a)	12
1,200	FalconStor Software, Inc. (a)	5
1,050	NetSuite, Inc. (a)	41
600	OPNET Technologies, Inc.	25
14,498	Progress Software Corp. (a)	350
1,600	Radiant Systems, Inc. (a)	33
5,031	Rovi Corp. (a)	289
1,100	Sourcefire, Inc. (a)	33
2,200	TeleCommunication Systems, Inc., Class – A (a)	11
1,100	VASCO Data Security International, Inc. (a)	14
3,300	Wave Systems Corp., Class – A (a)	9
1,600	Websense, Inc. (a)	41
		995
	Technology Distributors — 1.03%
756	Agilysys, Inc. (a)	6
16,820	Brightpoint, Inc. (a)	136
732	Electro Rent Corp.	13
1,850	Insight Enterprises, Inc. (a)	33
524	PC Connection, Inc. (a)	4
600	Richardson Electronics Ltd.	8
9,524	ScanSource, Inc. (a)	357
8,805	SYNNEX Corp. (a)	279
11,300	Tech Data Corp. (a)	553
		1,389
	Textiles — 0.01%
749	Unifi, Inc. (a)	10
	Thrifts & Mortgage Finance — 0.97%
853	Abington Bancorp, Inc.	9
3,572	Astoria Financial Corp.	46
1,915	Bank Mutual Corp.	7

Shares	Security Description	Value (000)
	Thrifts & Mortgage Finance (continued)
1,109	BankFinancial Corp.	$9
1,643	Beneficial Mutual Bancorp, Inc. (a)	13
531	Berkshire Hills Bancorp, Inc.	12
400	Bofl Holding, Inc. (a)	6
2,422	Brookline Bancorp, Inc.	22
485	Clifton Savings Bancorp, Inc.	5
829	Danvers Bancorp, Inc.	18
1,074	Dime Community Bancshares	16
4,926	Doral Financial Corp. (a)	10
619	ESB Financial Corp.	8
741	ESSA Bancorp, Inc.	9
500	Federal Agricultural Mortgage Corp., Class – C	11
400	First Defiance Financial Corp. (a)	6
606	First Financial Holdings, Inc.	5
300	First PacTrust Bancorp, Inc.	4
7,686	Flagstar Bancorp, Inc. (a)	9
1,421	Flushing Financial Corp.	18
346	Fox Chase Bancorp, Inc.	5
500	Franklin Financial Corp. (a)	6
865	Home Federal Bancorp, Inc.	10
546	Kearny Financial Corp.	5
563	Meridian Interstate Bancorp, Inc. (a)	8
7,002	MGIC Investment Corp. (a)	42
3,814	Northwest Bancshares, Inc.	48
536	OceanFirst Financial Corp.	7
3,130	Ocwen Financial Corp. (a)	40
2,281	Oritani Financial Corp.	29
18,770	Provident Financial Services, Inc.	269
1,904	Provident New York Bancorp	16
6,076	Radian Group, Inc.	26
741	Rockville Financial, Inc.	7
281	Roma Financial Corp.	3
565	Territorial Bancorp, Inc.	12
6,403	The PMI Group, Inc. (a)	7
2,614	TrustCo Bank Corp.	13
822	United Financial Bancorp, Inc.	13
1,360	ViewPoint Financial Group, Inc.	19
400	Walker & Dunlop, Inc. (a)	5
1,457	Westfield Financial, Inc.	12
11,685	WSFS Financial Corp.	463
		1,308
	Tires & Rubber — 0.04%
2,400	Cooper Tire & Rubber Co.	48
	Tobacco — 0.07%
4,431	Alliance One International, Inc. (a)	14
4,000	Star Scientific, Inc. (a)	18

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Tobacco (continued)
845	Universal Corp.	$32
1,749	Vector Group Ltd.	31
		95
	Trading Companies & Distributors — 0.91%
869	Aceto Corp.	6
2,312	Aircastle Ltd.	29
9,826	Applied Industrial Technologies, Inc.	350
1,800	Beacon Roofing Supply, Inc. (a)	41
300	DXP Enterprises, Inc. (a)	7
4,654	GATX Corp.	173
690	H&E Equipment Services, Inc. (a)	10
700	Houston Wire & Cable Co.	11
1,250	Interline Brands, Inc. (a)	23
1,040	Kaman Corp.	37
240	Lawson Products, Inc.	5
2,759	RSC Holdings, Inc. (a)	33
1,349	Rush Enterprises, Inc., Class – A (a)	26
356	SeaCube Container Leasing Ltd.	6
800	TAL International Group, Inc.	28
400	Textainer Group Holdings Ltd.	12
641	Titan Machinery, Inc. (a)	18
2,488	United Rentals, Inc. (a)	63
5,201	Watsco, Inc.	354
		1,232
	Trucking — 1.10%
318	AMERCO, Inc. (a)	31
966	Arkansas Best Corp.	23
4,100	Avis Budget Group, Inc. (a)	70
743	Celadon Group, Inc. (a)	10
20,050	Con-way, Inc.	778
1,200	Dollar Thrifty Automotive Group, Inc. (a)	88
2,000	Heartland Express, Inc.	33
2,400	Knight Transportation, Inc.	41
4,339	Landstar System, Inc.	202
537	Marten Transport Ltd.	12
1,900	Old Dominion Freight Line, Inc. (a)	71
60	Patriot Transportation Holding, Inc. (a)	1
600	Quality Distribution, Inc. (a)	8
300	Roadrunner Transportation Systems, Inc. (a)	5
675	Saia, Inc. (a)	11
3,200	Swift Transportation Co. (a)	43
324	Universal Truckload Services, Inc. (a)	6

Shares	Security Description	Value (000)
	Trucking (continued)
1,794	Werner Enterprises, Inc.	$45
300	Zipcar, Inc. (a)	6
		1,484
	Water Utilities — 0.08%
718	American States Water Co.	25
365	Artesian Resources Corp., Class – A	7
500	Cadiz, Inc. (a)	5
1,574	California Water Service Group	29
285	Connecticut Water Service, Inc.	7
566	Consolidated Water Co. Ltd.	5
687	Middlesex Water Co.	13
100	Pennichuck Corp.	3
524	SJW Corp.	13
404	The York Water Co.	7
		114
	Wireless Telecommunication Services — 0.68%
5,500	ICO Global Communications (Holdings) Ltd. (a)	15
2,500	Leap Wireless International, Inc. (a)	41
15,757	MetroPCS Communications, Inc. (a)	271
7,704	NII Holdings, Inc., Class – B (a)	326
1,200	NTELOS Holdings Corp.	25
5,630	SBA Communications Corp., Class – A (a)	215
900	Shenandoah Telecommunications Co.	15
922	USA Mobility, Inc.	14
		922
	Total Common Stocks	132,358
	Preferred Stock — 0.03%
	Home Furnishings — 0.03%
606	Sealy Corp.	43
	Total Preferred Stock	43
	Rights — 0.00%
	Biotechnology — 0.00%
500	Clinical Data, Inc. (a)	—
	Trading Companies & Distributors — 0.00%
500	BlueLinx Holdings, Inc. (a)	—
	Total Rights	—

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Small Capitalization Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Shares or Principal Amount (000)	Security Description	Value (000)
	U.S. Treasury Obligations — 0.04%
$6	U.S. Treasury Bills, 0.01%, 9/29/11 (b)(c)	$6
24	U.S. Treasury Bills, 0.02%, 8/25/11 (b)(c)	24
20	U.S. Treasury Bills, 0.03%, 7/7/11 (b)	20
	Total U.S. Treasury Obligations	50
	Time Deposit — 0.35%
478	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	478
	Total Time Deposit	478
	Mutual Fund — 0.39%
523,571	Alliance Money Market Fund Prime Portfolio, 0.02% (d)	524
	Total Mutual Fund	524

Shares or Principal Amount (000)	Security Description	Value (000)
	Total Investments (cost $108,758) — 99.05%	$133,453
	Other assets in excess of liabilities — 0.95%	1,286
	Net Assets — 100.00%	$134,739

Amounts designated as “ — ” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Rate disclosed represents effective yield at purchase.
(c)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.
(d)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Small Capitalization Equity Portfolio	Frontier Capital Management Company, LLC	IronBridge Capital Management LP	Pzena Investment Management, LLC	SSgA Funds Management, Inc.	Total
Common Stocks	22.45%	23.60%	15.97%	37.16%	99.18%
Preferred Stock	—	—	0.03%	—	0.03%
Rights	—	—	—	0.00%	0.00%
U.S. Treasury Obligations	—	—	—	0.04%	0.04%
Time Deposit	—	—	0.36%	—	0.36%
Mutual Funds	—	—	—	0.39%	0.39%
Total Investments	22.45%	23.60%	16.36%	37.59%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
3	Russell 2000 Mini Future	$248	Sep-11	$14
6	Russell 2000 Mini Future	495	Sep-11	21
	Net Unrealized Appreciation/(Depreciation)			$35

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 97.46%
	Advertising — 0.69%
145,057	Harte-Hanks, Inc.	$1,178
6,360	ReachLocal, Inc. (a)	132
		1,310
	Aerospace & Defense — 3.76%
1,598	AAR Corp.	43
4,100	Aerovironment, Inc. (a)	145
1,357	Ceradyne, Inc. (a)	53
500	Cubic Corp.	26
32,367	Curtiss-Wright Corp.	1,048
3,100	DigitalGlobe, Inc. (a)	79
554	Ducommun, Inc.	11
15,512	Esterline Technologies Corp. (a)	1,185
800	GenCorp, Inc. (a)	5
2,616	Goodrich Corp.	250
46,190	Hexcel Corp. (a)	1,011
23,500	Huntington Ingalls Industries, Inc. (a)	811
1,300	Kratos Defense & Security Solutions, Inc. (a)	16
245	LMI Aerospace, Inc. (a)	6
13,043	Moog, Inc., Class – A (a)	568
36,208	Orbital Sciences Corp. (a)	610
25,803	TASER International, Inc. (a)	117
1,413	Teledyne Technologies, Inc. (a)	71
1,000	The Keyw Holding Corp. (a)	12
10,366	Triumph Group, Inc.	1,032
		7,099
	Agricultural Products — 0.26%
113	Alico, Inc.	3
7,646	Corn Products International, Inc.	423
1,953	Fresh Del Monte Produce, Inc.	52
111	Griffin Land & Nurseries, Inc.	3
		481
	Air Freight & Logistics — 0.39%
3,121	Air Transport Services Group, Inc. (a)	21
1,448	Atlas Air Worldwide Holdings, Inc. (a)	86
8,848	Hub Group, Inc., Class – A (a)	333
1,700	Pacer International, Inc. (a)	8
14,300	UTi Worldwide, Inc.	282
		730
	Airlines — 0.71%
4,369	Alaska Air Group, Inc. (a)	299
2,700	Hawaiian Holdings, Inc. (a)	15
36,749	JetBlue Airways Corp. (a)	224
2,490	Republic Airways Holdings, Inc. (a)	14
2,944	SkyWest, Inc.	44
800	Spirit Airlines, Inc. (a)	10
20,000	United Continental Holdings, Inc. (a)	453
31,438	US Airways Group, Inc. (a)	280
		1,339
	Alternative Carriers — 0.20%
591	Global Crossing Ltd. (a)	23

Shares	Security Description	Value (000)
	Alternative Carriers (continued)
4,800	Globalstar, Inc. (a)	$6
2,100	Iridium Communications, Inc. (a)	18
1,800	PAETEC Holding Corp. (a)	9
38,034	Premiere Global Services, Inc. (a)	303
4,300	Vonage Holdings Corp. (a)	19
		378
	Aluminum — 0.04%
2,834	Century Aluminum Co. (a)	44
467	Kaiser Aluminum Corp.	26
		70
	Apparel Retail — 0.72%
1,800	bebe Stores, Inc.	11
2,374	Brown Shoe Co., Inc.	25
2,300	Casual Male Retail Group, Inc. (a)	10
6,052	Charming Shoppes, Inc. (a)	25
33,635	Chico’s FAS, Inc.	512
1,940	Christopher & Banks Corp.	11
800	Citi Trends, Inc. (a)	12
3,300	Coldwater Creek, Inc. (a)	5
3,366	Collective Brands, Inc. (a)	49
1,201	Genesco, Inc. (a)	63
2,440	Hot Topic, Inc.	18
1,498	New York & Co., Inc. (a)	7
2,615	Pacific Sunwear of California, Inc. (a)	7
513	Shoe Carnival, Inc. (a)	16
2,079	Stage Stores, Inc.	35
1,533	Stein Mart, Inc.	15
400	Syms Corp. (a)	4
7,492	The Buckle, Inc.	320
1,400	The Children’s Place Retail Stores, Inc. (a)	62
1,984	The Finish Line, Inc., Class – A	42
2,265	The Men’s Wearhouse, Inc.	76
3,801	The Talbots, Inc. (a)	13
5,500	Wet Seal, Inc., Class – A (a)	25
		1,363
	Apparel, Accessories & Luxury Goods — 1.12%
400	Carter’s, Inc. (a)	12
186	Columbia Sportswear Co.	12
400	Delta Apparel, Inc. (a)	7
5,900	Hanesbrands, Inc. (a)	168
369	Kenneth Cole Productions, Inc., Class – A (a)	5
4,900	Liz Claiborne, Inc. (a)	26
854	Movado Group, Inc.	15
602	Perry Ellis International, Inc. (a)	15
7,062	Quiksilver, Inc. (a)	33
68,301	The Jones Group, Inc.	741
400	The Warnaco Group, Inc. (a)	21
5,288	Under Armour, Inc., Class – A (a)	409
16,800	Vera Bradley, Inc. (a)	642
		2,106

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Application Software — 2.28%
2,957	Accelrys, Inc. (a)	$21
66	Deltek, Inc. (a)	—
500	Ebix, Inc. (a)	9
1,600	EPIQ Systems, Inc.	23
178	ePlus, Inc. (a)	5
881	Fair Isaac Corp.	27
7,482	Informatica Corp. (a)	437
1,858	JDA Software Group, Inc. (a)	57
5,710	Manhattan Associates, Inc. (a)	197
2,910	Mentor Graphics Corp. (a)	37
24,500	Motricity, Inc. (a)	189
19,681	Parametric Technology Corp. (a)	451
12,680	PROS Holdings, Inc. (a)	222
15,320	QLIK Technologies, Inc. (a)	522
2,281	Quest Software, Inc. (a)	52
1,900	Smith Micro Software, Inc. (a)	8
12,662	SolarWinds, Inc. (a)	331
1,400	SS&C Technologies Holdings, Inc. (a)	28
26,957	SuccessFactors, Inc. (a)	793
11,065	The Ultimate Software Group, Inc. (a)	602
29,245	TiVo, Inc. (a)	301
		4,312
	Asset Management & Custody Banks — 1.30%
10,558	Apollo Investment Corp.	108
300	Arlington Asset Investment Corp., Class – A	9
137	Artio Global Investors, Inc.	2
3,807	BlackRock Kelso Capital Corp.	34
936	Calamos Asset Management, Inc., Class – A	14
185	Capital Southwest Corp.	17
600	CIFC Deerfield Corp. (a)	4
203	Cohen & Steers, Inc.	7
29,823	Fifth Street Finance Corp.	346
39,915	Financial Engines, Inc. (a)	1,035
112	GAMCO Investors, Inc., Class – A	5
1,033	Gladstone Capital Corp.	10
973	Gladstone Investment Corp.	7
527	Golub Capital BDC LLC	8
1,983	Harris & Harris Group, Inc. (a)	10
2,425	Hercules Technology Growth Capital, Inc.	26
1,942	ICG Group, Inc. (a)	24
1,000	Kohlberg Capital Corp.	8
1,095	Main Street Capital Corp.	21
4,461	MCG Capital Corp.	27
544	Medley Capital Corp.	6
1,162	MVC Capital, Inc.	15
400	New Mountain Finance Corp. (a)	5
1,125	NGP Capital Resources Co.	9
2,475	PennantPark Investment Corp.	28
5,348	Prospect Capital Corp.	54
1,077	Safeguard Scientifics, Inc. (a)	20

Shares	Security Description	Value (000)
	Asset Management & Custody Banks (continued)
1,943	Solar Capital Ltd.	$48
392	Solar Senior Capital Ltd.	7
1,767	TICC Capital Corp.	17
1,070	Triangle Capital Corp.	20
22	Virtus Investment Partners, Inc. (a)	1
13,786	Waddell & Reed Financial, Inc., Class – A	501
13	Westwood Holdings Group, Inc.	—
		2,453
	Auto Parts & Equipment — 0.53%
2,800	American Axle & Manufacturing Holdings, Inc. (a)	32
4,604	Autoliv, Inc.	361
487	Dana Holding Corp. (a)	9
589	Drew Industries, Inc.	15
3,222	Exide Technologies (a)	25
900	Fuel Systems Solutions, Inc. (a)	22
5,152	Gentex Corp.	156
19,933	Modine Manufacturing Co. (a)	306
700	Motorcar Parts of America, Inc. (a)	11
200	Shiloh Industries, Inc.	2
2,189	Spartan Motors, Inc.	12
1,064	Standard Motor Products, Inc.	16
1,234	Superior Industries International, Inc.	27
		994
	Automobile Manufacturers — 0.53%
34,210	Tesla Motors, Inc. (a)	997
	Automotive Retail — 0.12%
291	America’s Car-Mart, Inc. (a)	10
1,600	Asbury Automotive Group, Inc. (a)	30
1,257	Group 1 Automotive, Inc.	52
1,171	Lithia Motors, Inc., Class – A	23
2,392	Penske Automotive Group, Inc.	54
2,177	Sonic Automotive, Inc., Class – A	32
2,957	The Pep Boys – Manny, Moe & Jack	32
		233
	Biotechnology — 1.88%
1,000	Affymax, Inc. (a)	7
1,000	AMAG Pharmaceuticals, Inc. (a)	19
7,300	Arena Pharmaceuticals, Inc. (a)	10
1,700	Array BioPharma, Inc. (a)	4
7,543	BioMarin Pharmaceutical, Inc. (a)	205
1,100	Cell Therapeutics, Inc. (a)	2
2,000	Celldex Therapeutics, Inc. (a)	7
44,290	Cepheid, Inc. (a)	1,534
1,200	Curis, Inc. (a)	4
700	Cytori Therapeutics, Inc. (a)	3
1,000	Dyax Corp. (a)	2
2,100	Enzon Pharmaceuticals, Inc. (a)	21
22,400	Exact Sciences Corp. (a)	193
7,048	Genomic Health, Inc. (a)	197
5,400	Geron Corp. (a)	22

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
2,100	Idenix Pharmaceuticals, Inc. (a)	$10
1,200	ImmunoGen, Inc. (a)	15
18,830	Incyte Corp. (a)	357
14	Infinity Pharmaceuticals, Inc. (a)	—
900	Inhibitex, Inc. (a)	4
1,300	Insmed, Inc. (a)	16
1,400	InterMune, Inc. (a)	50
6,196	Lexicon Pharmaceuticals, Inc. (a)	11
1,281	Maxygen, Inc.	7
500	Metabolix, Inc. (a)	4
2,400	Micromet, Inc. (a)	14
22,127	Nanosphere, Inc. (a)	40
800	Neurocrine Biosciences, Inc. (a)	6
1,600	Novavax, Inc. (a)	3
12,400	NPS Pharmaceuticals, Inc. (a)	117
600	Oncothyreon, Inc. (a)	5
1,300	PDL BioPharma, Inc.	8
5,403	Pharmasset, Inc. (a)	606
489	Progenics Pharmaceuticals, Inc. (a)	3
900	Rigel Pharmaceuticals, Inc. (a)	8
1,100	Savient Pharmaceuticals, Inc. (a)	8
600	Theravance, Inc. (a)	13
1,600	Zalicus, Inc. (a)	4
		3,539
	Brewers — 0.00%
400	Craft Brewers Alliance, Inc. (a)	3
	Broadcasting — 0.06%
3,500	Belo Corp., Class – A (a)	26
657	Crown Media Holdings, Inc., Class – A (a)	1
1,200	Cumulus Media, Inc., Class – A (a)	4
1,300	Entercom Communications Corp., Class – A (a)	11
1,100	Entravision Communications Corp., Class – A (a)	2
424	Fisher Communications, Inc. (a)	13
3,300	Gray Television, Inc. (a)	9
1,538	LIN TV Corp., Class – A (a)	8
600	Nexstar Broadcasting Group, Inc., Class – A (a)	5
200	Saga Communications, Inc., Class – A (a)	7
2,471	Sinclair Broadcast Group, Inc., Class – A	27
		113
	Building Products — 0.98%
10,466	A.O. Smith Corp.	443
551	American Woodmark Corp.	10
449	Ameron International Corp.	29
10,642	Apogee Enterprises, Inc.	136
2,624	Builders FirstSource, Inc. (a)	6
1,708	Gibraltar Industries, Inc. (a)	19
86,505	Griffon Corp. (a)	872
871	Insteel Industries, Inc.	11

Shares	Security Description	Value (000)
	Building Products (continued)
1,100	NCI Building Systems, Inc. (a)	$13
2,089	Quanex Building Products Corp.	34
2,212	Simpson Manufacturing Co., Inc.	66
8,388	Universal Forest Products, Inc.	201
1,100	USG Corp. (a)	16
		1,856
	Cable & Satellite — 0.03%
2,000	Central Eurpoean Media Enterprises Ltd., Class – A (a)	39
182	Knology, Inc. (a)	3
982	Outdoor Channel Holdings, Inc.	7
		49
	Casinos & Gaming — 0.16%
3,200	Boyd Gaming Corp. (a)	28
450	Churchill Downs, Inc.	20
1,000	Isle of Capri Casinos, Inc. (a)	9
445	Monarch Casino & Resort, Inc. (a)	5
1,481	Multimedia Games, Inc. (a)	7
3,207	Pinnacle Entertainment, Inc. (a)	48
1,700	Scientific Games Corp., Class – A (a)	17
600	Shuffle Master, Inc. (a)	5
5,400	WMS Industries, Inc. (a)	166
		305
	Catalog Retail — 0.00%
400	ValueVision Media, Inc., Class – A (a)	3
	Coal & Consumable Fuels — 0.41%
3,639	Alpha Natural Resources, Inc. (a)	166
2,616	Cloud Peak Energy, Inc. (a)	56
6,048	CONSOL Energy, Inc.	293
1,900	James River Coal Co. (a)	40
1,200	L&L Energy, Inc. (a)	6
284	Patriot Coal Corp. (a)	6
7,570	Solazyme, Inc. (a)	174
6,351	USEC, Inc. (a)	21
400	Westmoreland Coal Co. (a)	7
		769
	Commercial Printing — 0.06%
1,400	Cenveo, Inc. (a)	9
667	Courier Corp.	7
1,405	Ennis, Inc.	25
543	M & F Worldwide Corp. (a)	14
666	Multi-Color Corp.	16
1,200	Quad Graphics, Inc.	47
		118
	Commodity Chemicals — 0.36%
600	Calgon Carbon Corp. (a)	10
1,900	Georgia Gulf Corp. (a)	46
14,412	Methanex Corp.	452
66	NL Industries, Inc.	1
1,648	Spartech Corp. (a)	10
1,600	STR Holdings, Inc. (a)	24

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Commodity Chemicals (continued)
300	TPC Group, Inc. (a)	$12
9,500	Zagg, Inc. (a)	128
		683
	Communications Equipment — 2.16%
4,394	ADTRAN, Inc.	170
7,482	Anaren, Inc. (a)	159
28,989	Arris Group, Inc. (a)	337
22,075	Aruba Networks, Inc. (a)	652
3,343	Aviat Networks, Inc. (a)	13
656	Bel Fuse, Inc., Class – B	14
1,800	BigBand Networks, Inc. (a)	4
942	Black Box Corp.	29
1,500	Blue Coat Systems, Inc. (a)	33
4,283	Ciena Corp. (a)	79
400	Communications Systems, Inc.	7
1,402	Comtech Telecommunications Corp.	39
300	DG FastChannel, Inc. (a)	10
1,253	Digi International, Inc. (a)	16
4,800	EMCORE Corp. (a)	13
812	EMS Technologies, Inc. (a)	27
4,590	Emulex Corp. (a)	39
3,068	Extreme Networks, Inc. (a)	10
17,425	Finisar Corp. (a)	314
317	Globecomm Systems, Inc. (a)	5
4,697	Harmonic, Inc. (a)	34
5,300	Infinera Corp. (a)	37
800	KVH Industries, Inc. (a)	8
500	Loral Space & Communications, Inc. (a)	35
1,900	Neutral Tandem, Inc. (a)	33
2,700	Oclaro, Inc. (a)	18
723	Oplink Communications, Inc. (a)	13
1,864	Opnext, Inc. (a)	4
1,900	ORBCOMM, Inc. (a)	6
17,400	Plantronics, Inc.	636
8,923	Polycom, Inc. (a)	574
8,413	Riverbed Technology, Inc. (a)	333
892	SeaChange International, Inc. (a)	10
20,465	ShoreTel, Inc. (a)	209
10,499	Sonus Networks, Inc. (a)	34
1,062	Sycamore Networks, Inc.	24
2,127	Symmetricom, Inc. (a)	12
3,232	Tekelec (a)	30
1,200	ViaSat, Inc. (a)	52
2,900	Westell Technologies, Inc., Class – A (a)	10
		4,082
	Computer & Electronics Retail — 0.43%
900	hhgregg, Inc. (a)	12
25,824	Rent-A-Center, Inc.	789
455	REX American Resources Corp. (a)	7

Shares	Security Description	Value (000)
	Computer & Electronics Retail (continued)
574	Systemax, Inc. (a)	$9
		817
	Computer Hardware — 0.37%
17,518	Avid Technology, Inc. (a)	330
1,913	Cray, Inc. (a)	12
6,200	Diebold, Inc.	192
5,025	Stratasys, Inc. (a)	170
		704
	Computer Storage & Peripherals — 0.69%
2,400	Dot Hill Systems Corp. (a)	7
2,329	Electronics for Imaging, Inc. (a)	40
20,960	Fusion-io, Inc.	631
1,827	Imation Corp. (a)	17
3,200	Intermec, Inc. (a)	35
1,237	Intevac, Inc. (a)	13
1,600	Novatel Wireless, Inc. (a)	9
12,200	Quantum Corp. (a)	40
599	Rimage Corp.	8
5,000	Synaptics, Inc. (a)	129
9,696	Western Digital Corp. (a)	353
1,700	Xyratex Ltd. (a)	17
		1,299
	Construction & Engineering — 1.08%
400	Argan, Inc. (a)	4
9,688	Chicago Bridge & Iron Co. NV	377
1,560	Dycom Industries, Inc. (a)	25
3,629	EMCOR Group, Inc. (a)	106
7,306	Foster Wheeler AG (a)	222
2,072	Granite Construction, Inc.	51
3,210	Great Lakes Dredge & Dock Co.	18
17,846	Insituform Technologies, Inc., Class – A (a)	374
3,320	Jacobs Engineering Group, Inc. (a)	144
1,068	Layne Christensen Co. (a)	32
10,611	MasTec, Inc. (a)	209
500	Michael Baker Corp. (a)	11
108	MYR Group, Inc. (a)	3
515	Northwest Pipe Co. (a)	13
1,500	Orion Marine Group, Inc. (a)	14
19,499	Pike Electric Corp. (a)	172
200	Primoris Services Corp.	3
10,535	Quanta Services, Inc. (a)	213
985	Sterling Construction Co., Inc. (a)	14
1,714	Tutor Perini Corp.	33
600	UniTek Global Services, Inc. (a)	5
		2,043
	Construction & Farm Machinery & Heavy Trucks — 1.39%
2,000	Accuride Corp. (a)	25
393	Alamo Group, Inc.	9
593	American Railcar Industries, Inc. (a)	14
1,093	Astec Industries, Inc. (a)	40

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Construction & Farm Machinery & Heavy Trucks (continued)
421	Cascade Corp.	$20
500	Douglas Dynamics, Inc.	8
3,213	Federal Signal Corp.	21
5,722	FreightCar America, Inc. (a)	145
22,100	Meritor, Inc. (a)	355
566	Miller Industries, Inc.	11
300	NACCO Industries, Inc., Class – A	29
5,011	Navistar International Corp. (a)	283
2,867	The Greenbrier Cos., Inc. (a)	57
12,440	Titan International, Inc.	302
4,075	WABCO Holdings, Inc. (a)	281
42,960	Westport Innovations, Inc. (a)	1,032
		2,632
	Construction Materials — 0.17%
8,900	Eagle Materials, Inc.	248
3,270	Headwaters, Inc. (a)	10
1,255	Texas Industries, Inc.	53
100	United States Lime & Minerals, Inc. (a)	4
		315
	Consumer Electronics — 0.15%
5,834	Harman International Industries, Inc.	266
478	Universal Electronics, Inc. (a)	12
		278
	Consumer Finance — 0.07%
2,459	Advance America Cash Advance Centers, Inc.	17
1,100	Cash America International, Inc.	64
166	Imperial Holdings, Inc. (a)	2
1,429	Nelnet, Inc., Class – A	31
500	Nicholas Financial, Inc. (a)	6
4,213	The First Marblehead Corp. (a)	7
		127
	Data Processing & Outsourced Services — 0.80%
1,700	Alliance Data Systems Corp. (a)	160
5,700	Convergys Corp. (a)	78
1,059	CSG Systems International, Inc. (a)	20
2,803	Euronet Worldwide, Inc. (a)	43
3,476	Global Cash Access Holdings, Inc. (a)	11
2,633	Global Payments, Inc.	134
19,875	Heartland Payment Systems, Inc.	409
9,974	Jack Henry & Associates, Inc.	299
914	MoneyGram International, Inc. (a)	3
5,207	Syntel, Inc.	308
900	VeriFone Systems, Inc. (a)	40
		1,505
	Department Stores — 0.04%
6,267	Saks, Inc. (a)	70
500	The Bon-Ton Stores, Inc.	5
		75

Shares	Security Description	Value (000)
	Distillers & Vintners — 0.03%
3,900	Central European Distribution Corp. (a)	$44
600	MGP Ingredients, Inc.	5
		49
	Distributors — 0.08%
1,220	Audiovox Corp., Class – A (a)	9
583	Core-Mark Holding Co., Inc. (a)	21
4,236	LKQ Corp. (a)	110
400	Weyco Group, Inc.	10
		150
	Diversified Banks — 0.02%
1,413	Banco Latinoamericano de Comercio Exterior SA, Class – E	25
600	Encore Bancshares, Inc. (a)	7
		32
	Diversified Capital Markets — 0.00%
996	JMP Group, Inc.	7
	Diversified Chemicals — 0.79%
18,137	Cabot Corp.	723
8,526	FMC Corp.	734
1,731	Olin Corp.	39
		1,496
	Diversified Metals & Mining — 0.25%
40,600	Entree Gold, Inc.	87
2,187	Horsehead Holding Corp. (a)	29
1,024	Materion Corp. (a)	38
600	Revett Minerals, Inc. (a)	3
5,723	RTI International Metals, Inc. (a)	219
8,300	Thompson Creek Metals Co., Inc. (a)	83
1,800	U.S. Energy Corp. (a)	8
		467
	Diversified Real Estate Activities — 0.01%
261	Consolidated-Tomoka Land Co.	8
1,060	Coresite Realty Corp.	17
		25
	Diversified Real Estate Investment Trusts — 0.21%
96	American Assets Trust, Inc.	2
3,666	CapLease, Inc.	18
4,558	Colonial Properties Trust	93
4,969	Cousins Properties, Inc.	42
1,000	Excel Trust, Inc.	11
335	Gladstone Commercial Corp.	6
3,488	Investors Real Estate Trust	30
600	One Liberty Properties, Inc.	9
847	PS Business Parks, Inc.	47
2,400	Retail Opportunity Investments Corp.	26
2,697	Washington Real Estate Investment Trust	88
400	Whitestone REIT, Class – B	5
1,578	Winthrop Realty Trust, Inc.	19
		396
	Diversified Support Services — 0.57%
1,915	Comfort Systems USA, Inc.	21

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Support Services (continued)
900	EnerNOC, Inc. (a)	$14
999	G&K Services, Inc., Class – A	34
742	McGrath Rentcorp	21
1,461	Mobile Mini, Inc. (a)	31
4,410	Ritchie Bros. Auctioneers, Inc.	121
604	Schawk, Inc.	10
400	TMS International Corp., Class – A (a)	5
10,143	UniFirst Corp.	570
10,863	Viad Corp.	242
		1,069
	Drug Retail — 0.02%
28,800	Rite Aid Corp. (a)	38
	Education Services — 0.44%
300	Archipelago Learning, Inc. (a)	3
900	Cambium Learning Group, Inc. (a)	3
4,200	Corinthian Colleges, Inc. (a)	18
23,533	K12, Inc. (a)	780
1,200	Lincoln Educational Services Corp.	20
		824
	Electric Utilities — 0.99%
1,710	ALLETE, Inc.	70
3,176	Avista Corp.	82
706	Central Vermont Public Service Corp.	25
3,308	Cleco Corp.	115
2,251	El Paso Electric Co.	73
2,666	IDACORP, Inc.	105
3,715	ITC Holdings Corp.	267
1,300	MGE Energy, Inc.	53
1,908	Otter Tail Corp.	40
32,406	Portland General Electric Co.	819
2,285	The Empire District Electric Co.	44
2,723	UIL Holdings Corp.	88
1,976	Unisource Energy Corp.	74
653	Unitil Corp.	17
		1,872
	Electrical Components & Equipment — 2.47%
3,900	A123 Systems, Inc. (a)	21
2,400	American Superconductor Corp. (a)	22
211	Analogic Corp.	11
755	Anixter International, Inc.	49
15,077	Belden, Inc.	526
30,238	Brady Corp., Class – A	969
300	Chase Corp.	5
3,053	Encore Wire Corp.	74
4,000	Ener1, Inc. (a)	4
11,323	EnerSys (a)	390
94	Franklin Electric Co., Inc.	4
900	Generac Holdings, Inc. (a)	18
13,499	GrafTech International Ltd. (a)	274
3,196	Hubbell, Inc., Class – B	208

Shares	Security Description	Value (000)
	Electrical Components & Equipment (continued)
1,018	LSI Industries, Inc.	$8
18,190	Polypore International, Inc. (a)	1,234
500	Powell Industries, Inc. (a)	18
100	Preformed Line Products Co.	7
15,095	Thomas & Betts Corp. (a)	813
1,900	Valence Technology, Inc. (a)	2
		4,657
	Electronic Components — 0.87%
7,659	DTS, Inc. (a)	311
7,870	Littelfuse, Inc.	462
18,816	Rogers Corp. (a)	869
		1,642
	Electronic Equipment & Instruments — 0.88%
2,173	Checkpoint Systems, Inc. (a)	39
5,353	Cognex Corp.	190
416	Coherent, Inc. (a)	23
1,444	Daktronics, Inc.	16
1,064	Electro Scientific Industries, Inc. (a)	20
3,245	FARO Technologies, Inc. (a)	142
1,200	Gerber Scientific, Inc. (a)	13
1,400	GSI Group, Inc. (a)	17
2,100	Identive Group, Inc. (a)	5
2,902	L-1 Identity Solutions, Inc. (a)	34
15,800	MTS Systems Corp.	661
10,789	National Instruments Corp.	320
1,288	Newport Corp. (a)	23
2,765	OSI Systems, Inc. (a)	119
807	Rofin-Sinar Technologies, Inc. (a)	28
700	Vishay Precision Group, Inc. (a)	12
1,464	X-Rite, Inc. (a)	7
		1,669
	Electronic Manufacturing Services — 1.98%
3,359	Benchmark Electronics, Inc. (a)	55
48,347	Celestica, Inc. (a)	424
1,873	CTS Corp.	18
500	DDi Corp.	5
38,995	Flextronics International Ltd. (a)	250
31,600	IPG Photonics Corp. (a)	2,298
10,775	Jabil Circuit, Inc.	218
2,300	KEMET Corp. (a)	33
1,660	Mercury Computer Systems, Inc. (a)	31
2,011	Methode Electronics, Inc.	23
400	Multi-Fineline Electronix, Inc. (a)	9
1,145	Park Electrochemical Corp.	32
200	Plexus Corp. (a)	7
1,100	RadiSys Corp. (a)	8
4,400	Sanmina-SCI Corp. (a)	45
3,490	SMART Modular Technologies (WWH), Inc. (a)	32
5,242	Trimble Navigation Ltd. (a)	208
2,130	TTM Technologies, Inc. (a)	34

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electronic Manufacturing Services (continued)
100	Viasystems Group, Inc. (a)	$2
778	Zygo Corp. (a)	10
		3,742
	Environmental & Facilities Services — 0.47%
2,088	ABM Industries, Inc.	49
4,226	Clean Harbors, Inc. (a)	436
3,365	EnergySolutions, Inc.	17
76	Fuel Tech, Inc. (a)	1
954	Metalico, Inc. (a)	6
7,712	Republic Services, Inc., Class – A	238
6,100	Tetra Tech, Inc. (a)	137
800	WCA Waste Corp. (a)	4
		888
	Fertilizers & Agricultural Chemicals — 0.01%
1,059	American Vanguard Corp.	14
	Food Distributors — 0.03%
689	Nash Finch Co.	25
1,262	Spartan Stores, Inc.	24
		49
	Food Retail — 0.47%
668	Ingles Markets, Inc., Class – A	11
1,263	Ruddick Corp.	55
489	Susser Holdings Corp. (a)	8
968	The Andersons, Inc.	41
17,660	The Fresh Market, Inc. (a)	683
1,056	The Pantry, Inc. (a)	20
300	Village Super Market, Inc., Class – A	8
620	Weis Markets, Inc.	25
3,154	Winn-Dixie Stores, Inc. (a)	27
		878
	Footwear — 1.98%
44,510	Crocs, Inc. (a)	1,146
10,548	Deckers Outdoor Corp. (a)	930
3,956	Iconix Brand Group, Inc. (a)	96
1,449	K-Swiss, Inc., Class – A (a)	15
400	R.G. Barry Corp.	4
70,900	Skechers USA, Inc., Class – A (a)	1,027
588	The Timberland Co., Class – A (a)	25
11,613	Wolverine World Wide, Inc.	485
		3,728
	Forest Products — 0.03%
7,379	Louisiana-Pacific Corp. (a)	60
	Gas Utilities — 0.92%
9,760	AGL Resources, Inc.	397
532	Chesapeake Utilities Corp.	21
2,267	New Jersey Resources Corp.	101
2,457	Nicor, Inc.	135
1,448	Northwest Natural Gas Co.	65
3,880	Piedmont Natural Gas Co., Inc.	117
1,320	South Jersey Industries, Inc.	72

Shares	Security Description	Value (000)
	Gas Utilities (continued)
2,455	Southwest Gas Corp.	$95
1,226	The Laclede Group, Inc.	46
18,049	UGI Corp.	576
2,799	WGL Holdings, Inc.	108
		1,733
	General Merchandise Stores — 0.39%
2,223	99 Cents Only Stores (a)	45
5,931	Dollar Tree, Inc. (a)	395
19,365	Fred’s, Inc., Class – A	280
1,960	Tuesday Morning Corp. (a)	9
		729
	Gold — 0.03%
14,000	Golden Star Resources Ltd. (a)	31
4,600	Jaguar Mining, Inc. (a)	22
3,200	Vista Gold Corp. (a)	9
		62
	Health Care Distributors — 0.68%
380	Chindex International, Inc. (a)	5
4,792	MWI Veterinary Supply, Inc. (a)	387
25,315	Owens & Minor, Inc.	873
1,600	Pharmerica Corp. (a)	21
		1,286

	Health Care Equipment — 3.46%
299	Accuray, Inc. (a)	2
2,900	Alphatec Holdings, Inc. (a)	10
1,425	AngioDynamics, Inc. (a)	20
1,200	BioLase Technology, Inc. (a)	6
677	Cantel Medical Corp.	18
16,571	CONMED Corp. (a)	472
1,398	CryoLife, Inc. (a)	8
67,841	DexCom, Inc. (a)	983
100	Dynavox, Inc., Class – A (a)	1
100	Exactech, Inc. (a)	2
4,238	Gen-Probe, Inc. (a)	293
1,289	Greatbatch, Inc. (a)	35
3,870	HeartWare International, Inc. (a)	287
8,428	Hill-Rom Holdings, Inc.	388
3,805	IDEXX Laboratories, Inc. (a)	295
53,393	Insulet Corp. (a)	1,184
1,419	Invacare Corp.	47
300	IRIS International, Inc. (a)	3
30,750	MAKO Surgical Corp. (a)	914
800	Natus Medical, Inc. (a)	12
23,810	NxStage Medical, Inc. (a)	496
1,059	Palomar Medical Technologies, Inc. (a)	12
5,564	Sirona Dental Systems, Inc. (a)	295
2,900	Solta Medical, Inc. (a)	8
800	SurModics, Inc. (a)	9
1,464	Symmetry Medical, Inc. (a)	13
21,284	Syneron Medical Ltd. (a)	258

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment (continued)
5,100	Tornier NV (a)	$137
2,100	Wright Medical Group, Inc. (a)	32
231	Young Innovations, Inc.	7
4,994	Zoll Medical Corp. (a)	283
		6,530
	Health Care Facilities — 0.55%
1,661	AmSurg Corp. (a)	43
1,170	Assisted Living Concepts, Inc., Class – A	20
996	Capital Senior Living Corp. (a)	9
1,700	Five Star Quality Care, Inc. (a)	10
902	Hanger Orthopedic Group, Inc. (a)	22
5,100	HealthSouth Corp. (a)	134
2,793	Kindred Healthcare, Inc. (a)	60
13,965	LifePoint Hospitals, Inc. (a)	546
1,018	MedCath Corp. (a)	14
599	National Healthcare Corp.	30
1,864	Select Medical Holdings Corp. (a)	16
1,134	Skilled Healthcare Group, Inc., Class – A (a)	11
800	Sunrise Senior Living, Inc. (a)	8
5,500	VCA Antech, Inc. (a)	116
		1,039
	Health Care Services — 0.58%
400	Almost Family, Inc. (a)	11
1,600	Amedisys, Inc. (a)	43
760	American Dental Partners, Inc. (a)	10
1,300	AMN Healthcare Services, Inc. (a)	11
700	BioScrip, Inc. (a)	5
1,200	CardioNet, Inc. (a)	6
5,927	Catalyst Health Solutions, Inc. (a)	331
294	Continucare Corp. (a)	2
1,499	Cross Country Healthcare, Inc. (a)	11
1,640	Gentiva Health Services, Inc. (a)	34
1,862	Healthways, Inc. (a)	28
3,440	HMS Holdings Corp. (a)	264
800	LHC Group, Inc. (a)	18
4,160	MEDNAX, Inc. (a)	300
600	Providence Service Corp. (a)	8
1,562	Sun Healthcare Group, Inc. (a)	13
		1,095
	Health Care Supplies — 1.21%
567	Cynosure, Inc. (a)	7
500	ICU Medical, Inc. (a)	22
43,675	Immucor, Inc. (a)	892
512	Medical Action Industries, Inc. (a)	4
5,454	Neogen Corp. (a)	247
3,502	RTI Biologics, Inc. (a)	9
13,467	The Cooper Cos., Inc.	1,067
800	West Pharmaceutical Services, Inc.	35
		2,283

Shares	Security Description	Value (000)
	Health Care Technology — 0.19%
8,066	athenahealth, Inc. (a)	$331
500	MedAssets, Inc. (a)	7
900	Omnicell, Inc. (a)	14
		352
	Heavy Electrical Equipment — 0.01%
4,800	Broadwind Energy, Inc. (a)	7
400	Global Power Equipment Group, Inc. (a)	11
900	PowerSecure International, Inc. (a)	6
		24
	Home Entertainment Software — 0.02%
500	Renaissance Learning, Inc.	6
600	Rosetta Stone, Inc. (a)	10
3,675	THQ, Inc. (a)	13
		29
	Home Furnishings — 0.50%
872	Ethan Allen Interiors, Inc.	19
2,555	Furniture Brands International, Inc. (a)	11
2,789	La-Z-Boy, Inc. (a)	27
348,608	Sealy Corp. (a)	882
		939
	Homebuilding — 0.13%
3,983	Beazer Homes USA, Inc. (a)	13
346	Cavco Industries, Inc. (a)	16
3,550	Hovnanian Enterprises, Inc., Class – A (a)	9
4,200	KB Home	41
2,000	M.D.C. Holdings, Inc.	49
1,095	M/I Homes, Inc. (a)	13
1,503	Meritage Homes Corp. (a)	34
498	Skyline Corp.	9
5,440	Standard Pacific Corp. (a)	18
2,354	The Ryland Group, Inc.	39
		241
	Homefurnishing Retail — 0.14%
400	Cost Plus, Inc. (a)	4
1,006	Haverty Furniture Cos., Inc.	12
900	Kirkland’s, Inc. (a)	11
3,900	Pier 1 Imports, Inc. (a)	45
10,467	Select Comfort Corp. (a)	188
		260
	Hotels, Resorts & Cruise Lines — 0.08%
700	Ambassadors Group, Inc.	6
1,913	Gaylord Entertainment Co. (a)	57
862	Morgans Hotel Group Co. (a)	6
5,169	Orient-Express Hotels Ltd., Class – A (a)	56
792	Red Lion Hotels Corp. (a)	6
1,435	Summit Hotel Properties, Inc.	16
1,272	The Marcus Corp.	13
		160
	Household Appliances — 0.56%
1,695	Helen of Troy Ltd. (a)	58
18,645	iRobot Corp. (a)	658

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Household Appliances (continued)
5,595	Snap-on, Inc.	$350
		1,066
	Household Products — 0.02%
2,559	Central Garden & Pet Co., Class – A (a)	26
310	Oil-Dri Corp. of America	7
200	Spectrum Brands Holdings, Inc. (a)	6
		39
	Housewares & Specialties — 0.28%
2,019	American Greetings Corp., Class – A	49
257	Blyth, Inc.	13
350	CSS Industries, Inc.	7
600	Lifetime Brands, Inc.	7
6,644	Tupperware Brands Corp.	448
		524
	Human Resource & Employment Services — 0.09%
364	Barrett Business Services, Inc.	5
716	CDI Corp.	10
526	GP Strategies Corp. (a)	7
893	Heidrick & Struggles International, Inc.	20
1,800	Hudson Highland Group, Inc. (a)	10
1,326	Kelly Services, Inc., Class – A (a)	22
200	Kforce, Inc. (a)	3
2,368	Korn/Ferry International (a)	52
1,762	On Assignment, Inc. (a)	17
2,325	SFN Group, Inc. (a)	21
794	TrueBlue, Inc. (a)	11
		178
	Hypermarkets & Super Centers — 0.18%
6,628	BJ’s Wholesale Club, Inc. (a)	334
	Independent Power Producers & Energy Traders — 0.06%
3,400	Atlantic Power Corp.	52
5,779	Dynegy, Inc. (a)	36
1,000	Ormat Technologies, Inc.	22
		110
	Industrial Conglomerates — 0.13%
3,075	Carlisle Cos., Inc.	151
1,643	Kimball International, Inc., Class – B	11
17	Seaboard Corp.	41
598	Standex International Corp.	18
1,277	Tredegar Corp.	24
145	United Capital Corp. (a)	4
		249
	Industrial Machinery — 3.37%
3,100	Actuant Corp., Class – A	83
4,341	Albany International Corp., Class – A	115
492	Ampco-Pittsburgh Corp.	12
100	Badger Meter, Inc.	4
2,907	Barnes Group, Inc.	72
28,675	Blount International, Inc. (a)	501

Shares	Security Description	Value (000)
	Industrial Machinery (continued)
2,742	Briggs & Stratton Corp.	$54
10,060	Chart Industries, Inc. (a)	543
19,123	CIRCOR International, Inc.	819
126	CLARCOR, Inc.	6
225	Columbus McKinnon Corp. (a)	4
2,500	Energy Recovery, Inc. (a)	8
676	ENPRO Industries, Inc. (a)	32
1,100	ESCO Technologies, Inc.	40
410	Flow International Corp. (a)	1
2,300	Force Protection, Inc. (a)	11
3,950	Harsco Corp.	129
300	Hurco Cos., Inc. (a)	10
6,161	IDEX Corp.	282
100	John Bean Technologies Corp.	2
418	Kadant, Inc. (a)	13
7,112	Kaydon Corp.	265
8,751	Kennametal, Inc.	369
502	L.B. Foster Co., Class – A	17
11,960	Lincoln Electric Holdings, Inc.	429
800	Lydall, Inc. (a)	10
923	Met-Pro Corp.	11
1,818	Mueller Industries, Inc.	69
149,242	Mueller Water Products, Inc., Class – A	594
4,725	Pall Corp.	266
2,032	Pentair, Inc.	82
200	RBC Bearings, Inc. (a)	8
10,452	Robbins & Myers, Inc.	552
1,045	Tecumseh Products Co., Class – A (a)	11
4,790	The Middleby Corp. (a)	450
4,529	Valmont Industries, Inc.	437
1,421	Watts Water Technologies, Inc., Class – A	50
		6,361
	Industrial Real Estate Investment Trusts — 0.15%
13,319	DCT Industrial Trust, Inc.	70
2,001	DuPont Fabros Technology, Inc.	50
788	EastGroup Properties, Inc.	33
4,180	First Industrial Realty Trust, Inc. (a)	48
2,668	First Potomac Realty Trust	41
1,882	Monmouth Real Estate Investment Corp., Class – A	16
900	STAG Industrial, Inc.	11
500	Terreno Realty Corp.	9
		278
	Insurance Brokers — 0.51%
23,175	Arthur J. Gallagher & Co.	661
1,200	eHealth, Inc. (a)	16
2,270	National Financial Partners Corp. (a)	26
6,489	Willis Group Holdings PLC	267
		970
	Integrated Oil & Gas — 0.21%
6,737	Interoil Corp. (a)	394

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Integrated Telecommunication Services — 0.05%
1,900	Alaska Communications Systems Group, Inc.	$17
424	Atlantic Tele-Network, Inc.	16
7,405	Cincinnati Bell, Inc. (a)	24
326	Consolidated Communications Holdings, Inc.	6
1,100	FairPoint Communications, Inc. (a)	10
21	IDT Corp., Class – B	1
700	SureWest Communications	12
		86
	Internet Retail — 0.00%
1,649	1-800-FLOWERS.COM, Inc., Class – A (a)	5
1,100	Orbitz Worldwide, Inc. (a)	3
		8
	Internet Software & Services — 2.12%
8,630	Ancestry.com, Inc. (a)	357
22,834	Cogent Communications Group, Inc. (a)	388
4,280	comScore, Inc. (a)	111
4,400	Constant Contact, Inc. (a)	112
6,000	DealerTrack Holdings, Inc. (a)	138
5,290	Digital River, Inc. (a)	170
5,755	EarthLink, Inc.	44
42	Global Sources Ltd. (a)	—
1,602	InfoSpace, Inc. (a)	15
403	Internap Network Services Corp. (a)	3
7,025	Intralinks Holdings, Inc. (a)	121
1,900	KIT Digital, Inc. (a)	23
500	Limelight Networks, Inc. (a)	2
22,927	LivePerson, Inc. (a)	324
4,205	LogMeln, Inc. (a)	162
706	Marchex, Inc., Class – B	6
1,941	ModusLink Global Solutions, Inc.	9
14,500	Monster Worldwide, Inc. (a)	213
3,200	Openwave Systems, Inc. (a)	7
485	Perficient, Inc. (a)	5
21,800	QuinStreet, Inc. (a)	283
23,111	Rackspace Hosting, Inc. (a)	988
4,429	RealNetworks, Inc. (a)	15
2,500	S1 Corp. (a)	19
1,000	Support.com, Inc. (a)	5
4,794	United Online, Inc.	29
19,845	Velti PLC (a)	336
3,600	VeriSign, Inc.	120
600	XO Group, Inc. (a)	6
		4,011
	Investment Banking & Brokerage — 0.97%
3,641	Cowen Group, Inc., Class – A (a)	14
968	Edelman Financial Group, Inc.	8
2,472	FBR Capital Markets Corp. (a)	8
911	FXCM, Inc., Class – A	9
18,581	GFI Group, Inc.	85
4,300	Gleacher & Co., Inc. (a)	9

Shares	Security Description	Value (000)
	Investment Banking & Brokerage (continued)
688	INTL FCStone, Inc. (a)	$17
2,300	Investment Technology Group, Inc. (a)	32
18,762	Jefferies Group, Inc.	383
1,909	KBW, Inc.	36
25,321	Knight Capital Group, Inc., Class – A (a)	279
8,868	MF Global Holdings Ltd. (a)	69
539	Oppenheimer Holdings, Inc., Class – A	15
854	Piper Jaffray Cos., Inc. (a)	24
8,038	Raymond James Financial, Inc.	258
16,173	Stifel Financial Corp. (a)	580
1,694	SWS Group, Inc.	10
		1,836
	IT Consulting & Other Services — 0.93%
4,400	Acxiom Corp. (a)	58
19,852	Amdocs Ltd. (a)	603
1,551	CACI International, Inc., Class – A (a)	98
3,167	CIBER, Inc. (a)	18
228	Computer Task Group, Inc. (a)	3
500	Dynamics Research Corp. (a)	7
777	Integral Systems, Inc. (a)	9
1,211	ManTech International Corp., Class – A	54
300	NCI, Inc., Class – A (a)	7
1,800	Ness Technologies, Inc. (a)	14
34,565	ServiceSource International, Inc. (a)	768
2,310	SRA International, Inc., Class – A (a)	71
773	The Hackett Group, Inc. (a)	4
1,381	Unisys Corp. (a)	35
		1,749
	Leisure Facilities — 0.05%
1,600	International Speedway Corp., Class – A	45
217	Life Time Fitness, Inc. (a)	9
586	Speedway Motorsports, Inc.	8
600	Town Sports International Holdings, Inc. (a)	5
435	Vail Resorts, Inc.	20
		87
	Leisure Products — 0.55%
800	Arctic Cat, Inc. (a)	11
700	Black Diamond, Inc. (a)	5
17,685	Callaway Golf Co.	110
38,014	JAKKS Pacific, Inc. (a)	700
300	Johnson Outdoors, Inc., Class – A (a)	5
45,757	Leapfrog Enterprises, Inc. (a)	193
2,200	Smith & Wesson Holding Corp. (a)	6
377	Steinway Musical Instruments, Inc. (a)	10
700	Summer Infant, Inc. (a)	6
		1,046
	Life & Health Insurance — 1.82%
81,966	American Equity Investment Life Holding Co.	1,042
1,936	Citizens, Inc. (a)	13
92,123	CNO Financial Group, Inc. (a)	729

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Life & Health Insurance (continued)
30,821	Delphi Financial Group, Inc., Class – A	$900
674	FBL Financial Group, Inc., Class – A	22
400	Independence Holding Co.	4
290	Kansas City Life Insurance Co.	9
143	National Western Life Insurance Co., Class – A	23
1,306	Presidential Life Corp.	13
27,625	Primerica, Inc.	607
3,700	Symetra Financial Corp.	50
7,034	The Phoenix Cos., Inc. (a)	17
		3,429
	Life Sciences Tools & Services — 1.04%
3,802	Affymetrix, Inc. (a)	30
1,208	Albany Molecular Research, Inc. (a)	6
26,537	Bruker Corp. (a)	540
2,300	Caliper Life Sciences, Inc. (a)	19
2,044	Cambrex Corp. (a)	10
24,030	Complete Genomics, Inc. (a)	367
1,900	Enzo Biochem, Inc. (a)	8
1,300	eResearchTechnology, Inc. (a)	8
500	Furiex Pharmaceuticals, Inc. (a)	9
1,200	Harvard Bioscience, Inc. (a)	7
4,152	Illumina, Inc. (a)	312
811	Kendle International, Inc. (a)	12
12,565	Luminex Corp. (a)	263
1,400	Pacific Biosciences of California, Inc. (a)	16
300	PAREXEL International Corp. (a)	7
5,143	Pharmaceutical Product Development, Inc.	138
10,843	QIAGEN NV (a)	206
1,600	Sequenom, Inc. (a)	12
		1,970
	Managed Health Care — 0.14%
996	Centene Corp. (a)	35
1,699	HealthSpring, Inc. (a)	78
1,767	Magellan Health Services, Inc. (a)	97
609	Molina Heathcare, Inc. (a)	17
1,069	Triple-S Management Corp., Class – B (a)	23
1,847	Universal American Corp.	20
		270
	Marine — 0.35%
8,876	Alexander & Baldwin, Inc.	428
1,100	Baltic Trading Ltd.	6
3,915	Eagle Bulk Shipping, Inc. (a)	10
2,700	Excel Maritime Carriers Ltd. (a)	8
1,812	Genco Shipping & Trading Ltd. (a)	14
363	International Shipholding Corp.	8
2,423	Kirby Corp. (a)	137
1,500	Overseas Shipholding Group, Inc.	40
1,133	Ultrapetrol Bahamas Ltd. (a)	6
		657

Shares	Security Description	Value (000)
	Marine Ports & Services — 0.00%
15	CAI International, Inc. (a)	$—
	Metal & Glass Containers — 0.84%
9,191	AptarGroup, Inc.	481
27,441	Crown Holdings, Inc. (a)	1,065
1,200	Graham Packaging Co., Inc. (a)	30
1,634	Myers Industries, Inc.	17
		1,593
	Mortgage Real Estate Investment Trusts — 1.01%
16,048	Annaly Capital Management, Inc.	289
6,836	Anworth Mortgage Asset Corp.	51
991	Apollo Commercial Real Estate Finance, Inc.	16
2,700	ARMOUR Residential REIT, Inc.	20
4,196	Capstead Mortgage Corp.	56
45,250	Chimera Investment Corp.	156
1,874	Colony Financial, Inc.	34
3,127	CreXus Investment Corp.	35
4,458	Cypress Sharpridge Investments, Inc.	57
2,224	Dynex Capital, Inc.	21
4,027	Hatteras Financial Corp.	114
3,871	Invesco Mortgage Capital, Inc.	82
4,957	iStar Financial, Inc. (a)	40
19,258	MFA Financial, Inc.	155
300	Newcastle Investment Corp.	2
5,140	NorthStar Realty Finance Corp.	21
1,577	Pennymac Mortgage Investment Trust	26
6,086	RAIT Financial Trust	13
33,365	Redwood Trust, Inc.	504
3,891	Resource Capital Corp.	25
5,022	Starwood Property Trust, Inc.	103
4,811	Two Harbors Investment Corp.	52
1,300	Walter Investment Management Corp.	29
		1,901
	Movies & Entertainment — 0.08%
759	Ascent Media Corp., Class – A (a)	40
512	Cinemark Holdings, Inc.	11
7,665	Live Nation, Inc. (a)	88
2,100	Warner Music Group Corp. (a)	17
158	World Wrestling Entertainment, Inc., Class – A	2
		158
	Multi-line Insurance — 0.29%
14,462	American Financial Group, Inc.	516
300	Fortegra Financial Corp. (a)	2
2,168	Horace Mann Educators Corp.	34
		552
	Multi-Sector Holdings — 0.11%
2,152	Compass Diversified Holdings, Inc.	36
5,762	PICO Holdings, Inc. (a)	167
		203
	Multi-Utilities — 0.79%
17,868	Black Hills Corp.	538

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Multi-Utilities (continued)
812	CH Energy Group, Inc.	$43
1,957	NorthWestern Corp.	65
50,014	PNM Resources, Inc.	837
		1,483
	Office Real Estate Investment Trusts — 0.63%
5,552	Alexandria Real Estate Equities, Inc.	430
7,081	BioMed Realty Trust, Inc.	136
10,902	Corporate Office Properties Trust	339
3,710	Franklin Street Properties Corp.	48
1,641	Government Properties Income Trust	44
963	Highwoods Properties, Inc.	32
1,638	Kilroy Realty Corp.	65
6,472	Lexington Realty Trust	59
735	Mission West Properties, Inc.	7
3,300	MPG Office Trust, Inc. (a)	9
1,210	Parkway Properties, Inc.	21
		1,190
	Office Services & Supplies — 0.52%
3,070	ACCO Brands Corp. (a)	24
74,359	American Reprographics Co. (a)	526
9,718	Herman Miller, Inc.	265
3,811	Steelcase, Inc., Class – A	43
2,000	Sykes Enterprises, Inc. (a)	43
2,394	United Stationers, Inc.	85
		986
	Oil & Gas Drilling — 0.75%
10,696	Atwood Oceanics, Inc. (a)	472
6,453	Hercules Offshore, Inc. (a)	35
5,930	Noble Corp.	234
6,607	Parker Drilling Co. (a)	39
661	Pioneer Drilling Co. (a)	10
777	Union Drilling, Inc. (a)	8
9,949	Unit Corp. (a)	606
9,428	Vantage Drilling Co. (a)	17
		1,421
	Oil & Gas Equipment & Services — 0.94%
1,941	Bristow Group, Inc.	99
2,021	Cal Dive International, Inc. (a)	12
2,802	Core Laboratories NV	312
344	Dawson Geophysical Co. (a)	12
5,891	Dril-Quip, Inc. (a)	400
3,500	Exterran Holdings, Inc. (a)	69
5,391	Global Industries Ltd. (a)	30
623	Gulf Island Fabrication, Inc.	20
1,016	GulfMark Offshore, Inc., Class – A (a)	45
5,711	Helix Energy Solutions Group, Inc. (a)	95
1,272	Hornbeck Offshore Services, Inc. (a)	35
729	Key Energy Services, Inc. (a)	13
1,328	Matrix Service Co. (a)	18
200	Mitcham Industries, Inc. (a)	3

Shares	Security Description	Value (000)
	Oil & Gas Equipment & Services (continued)
751	Natural Gas Services Group, Inc. (a)	$12
4,691	Newpark Resources, Inc. (a)	43
689	PHI, Inc. (a)	15
12,992	Superior Energy Services, Inc. (a)	482
266	Tesco Corp. (a)	5
3,592	TETRA Technologies, Inc. (a)	46
1,700	Willbros Group, Inc. (a)	14
		1,780
	Oil & Gas Exploration & Production — 1.38%
32,200	Abraxas Petroleum Corp. (a)	123
324	Approach Resources, Inc. (a)	7
7,980	Bill Barrett Corp. (a)	370
3,977	BPZ Resources, Inc. (a)	13
5,593	Cabot Oil & Gas Corp.	371
3,200	CAMAC Energy, Inc. (a)	4
2,700	Carrizo Oil & Gas, Inc. (a)	113
2,600	Comstock Resources, Inc. (a)	75
4,604	Continental Resources, Inc. (a)	299
1,200	Crimson Exploration, Inc. (a)	4
9,200	Denbury Resources, Inc. (a)	184
2,000	Endeavour International Corp. (a)	30
1,584	Energy Partners Ltd. (a)	23
2,900	Gastar Exploration Ltd. (a)	10
661	GeoResources, Inc. (a)	15
2,160	GMX Resources, Inc. (a)	10
1,691	Harvest Natural Resources, Inc. (a)	19
1,200	Miller Energy Resources, Inc. (a)	8
2,436	Penn Virginia Corp.	32
1,255	Petroleum Development Corp. (a)	38
2,593	PetroQuest Energy, Inc. (a)	18
4,753	Rosetta Resources, Inc. (a)	245
14,685	Swift Energy Co. (a)	547
1,200	Triangle Petroleum Corp. (a)	8
2,514	VAALCO Energy, Inc. (a)	15
1,219	Venoco, Inc. (a)	15
3,135	Warren Resources, Inc. (a)	12
		2,608
	Oil & Gas Refining & Marketing — 0.58%
161	Alon USA Energy, Inc.	2
4,291	Clean Energy Fuels Corp. (a)	56
889	Delek US Holdings, Inc.	14
1,101	Green Plains Renewable Energy, Inc. (a)	12
20,723	Rex Energy Corp. (a)	213
208	Western Refining, Inc. (a)	4
21,948	World Fuel Services Corp.	788
		1,089
	Oil & Gas Storage & Transportation — 0.46%
249	Crosstex Energy, Inc.	3
3,313	DHT Maritime, Inc.	13
2,800	Frontline Ltd.	41
5,330	General Maritime Corp.	7

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil & Gas Storage & Transportation (continued)
1,238	Knightsbridge Tankers Ltd.	$27
2,531	Nordic American Tankers Ltd.	58
1,300	Scorpio Tankers, Inc. (a)	13
2,200	SemGroup Corp., Class – A (a)	57
2,399	Ship Finance International Ltd.	43
14,600	Southern Union Co.	586
2,100	Teekay Tankers Ltd., Class – A	20
		868
	Packaged Foods & Meats — 0.47%
1,180	B&G Foods, Inc., Class – A	24
700	Cal-Maine Foods, Inc.	22
2,547	Chiquita Brands International, Inc. (a)	33
1,528	Dole Food Co., Inc. (a)	21
375	Farmer Brothers Co.	4
4,304	Green Mountain Coffee Roasters, Inc. (a)	384
701	Harbinger Group, Inc. (a)	4
734	Imperial Sugar Co.	15
900	Omega Protein Corp. (a)	13
2,700	Pilgrim’s Pride Corp. (a)	15
1,200	Sanderson Farms, Inc.	57
446	Seneca Foods Corp., Class – A (a)	11
1,471	Smart Balance, Inc. (a)	8
6,041	Smithfield Foods, Inc. (a)	132
2,600	Snyders-Lance, Inc.	56
1,458	The Hain Celestial Group, Inc. (a)	49
106	Tootsie Roll Industries, Inc.	3
786	TreeHouse Foods, Inc. (a)	43
		894
	Paper Packaging — 0.12%
5,391	Boise, Inc.	42
1,099	Graphic Packaging Holding Co. (a)	6
6,697	Packaging Corp. of America	187
		235
	Paper Products — 0.22%
2,156	Buckeye Technologies, Inc.	58
595	Clearwater Paper Corp. (a)	41
2,163	KapStone Paper & Packaging Corp. (a)	36
7,549	Neenah Paper, Inc.	161
2,619	P.H. Glatfelter Co.	40
900	Schweitzer-Mauduit International, Inc.	50
800	Verso Paper Corp. (a)	2
2,685	Wausau Paper Corp.	18
		406
	Personal Products — 0.03%
208	Elizabeth Arden, Inc. (a)	6
555	Nutraceutical International Corp. (a)	9
2,724	Prestige Brands Holdings, Inc. (a)	35
558	Revlon, Inc., Class – A (a)	9
545	Schiff Nutrition International, Inc.	6
		65

Shares	Security Description	Value (000)
	Pharmaceuticals — 0.32%
700	AVANIR Pharmaceuticals, Inc., Class – A (a)	$2
600	BioMimetic Therapeutics, Inc. (a)	3
800	Columbia Laboratories, Inc. (a)	3
500	Cornerstone Therapeutics, Inc. (a)	5
351	Hi-Tech Pharmacal Co., Inc. (a)	10
300	Impax Laboratories, Inc. (a)	7
900	K-V Pharmaceutical Co., Class – A (a)	2
400	Lannett Co, Inc. (a)	2
578	Medicis Pharmaceutical Corp., Class – A	22
29,881	Nektar Therapeutics (a)	217
571	Par Pharmaceutical Cos., Inc. (a)	19
2,351	Perrigo Co.	207
2,818	SuperGen, Inc. (a)	8
1,194	The Medicines Co. (a)	20
4,060	ViroPharma, Inc. (a)	75
300	XenoPort, Inc. (a)	2
		604
	Photographic Products — 0.03%
14,600	Eastman Kodak Co. (a)	52
	Precious Metals & Minerals — 0.12%
4,562	Coeur d’Alene Mines Corp. (a)	110
100	Golden Minerals Co. (a)	2
14,419	Hecla Mining Co. (a)	111
		223
	Property & Casualty Insurance — 2.54%
2,504	Alleghany Corp. (a)	834
666	American Safety Insurance Holdings Ltd. (a)	13
1,001	Amerisafe, Inc. (a)	23
1,106	AmTrust Financial Services, Inc.	25
41,021	Argo Group International Holdings Ltd.	1,219
453	Baldwin & Lyons, Inc., Class – B	11
531	Donegal Group, Inc., Class – A	7
256	EMC Insurance Group, Inc.	5
2,053	Employers Holdings, Inc.	34
62,700	First American Financial Corp.	981
459	FPIC Insurance Group, Inc. (a)	19
25,208	Global Indemnity PLC (a)	559
536	Hallmark Financial Services, Inc. (a)	4
624	Harleysville Group, Inc.	20
1,986	Hilltop Holdings, Inc. (a)	18
672	Infinity Property & Casualty Corp.	37
2,815	Meadowbrook Insurance Group, Inc.	28
404	National Interstate Corp.	9
1,200	OneBeacon Insurance Group Ltd., Class – A	16
1,606	ProAssurance Corp. (a)	112
969	RLI Corp.	60
692	Safety Insurance Group, Inc.	29
1,071	SeaBright Insurance Holdings, Inc.	11
2,948	Selective Insurance Group, Inc.	48
731	State Auto Financial Corp.	13
18,365	Stewart Information Services Corp.	184

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Property & Casualty Insurance (continued)
770	The Navigators Group, Inc. (a)	$36
1,992	Tower Group, Inc.	47
1,218	United Fire & Casualty Co.	21
1,158	Universal Insurance Holdings, Inc.	5
11,451	W.R. Berkley Corp.	372
		4,800
	Publishing — 0.78%
1,200	AH Belo Corp., Class – A	9
2,198	Journal Communications, Inc., Class – A (a)	11
1,500	Martha Stewart Living Omnimedia, Inc., Class – A (a)	6
2,000	Meredith Corp.	62
940	PRIMEDIA, Inc.	7
1,492	Scholastic Corp.	40
1,941	The E.W. Scripps Co., Class – A (a)	19
3,100	The McClatchy Co., Class – A (a)	9
7,400	The New York Times Co., Class – A (a)	64
40,925	Valassis Communications, Inc. (a)	1,240
		1,467
	Railroads — 0.12%
3,488	Kansas City Southern Industries, Inc. (a)	207
1,254	RailAmerica, Inc. (a)	19
		226
	Real Estate Development — 0.02%
608	Avatar Holdings, Inc. (a)	9
1,876	Forestar Group, Inc. (a)	31
		40
	Real Estate Operating Companies — 0.27%
1,200	Hudson Pacific Properties, Inc.	19
15,900	MI Developments, Inc., Class – A	484
		503
	Real Estate Services — 0.01%
1,300	Kennedy-Wilson Holdings, Inc.	16
	Regional Banks — 5.07%
811	1st Source Corp.	17
1,500	1st United Bancorp, Inc. (a)	9
290	Alliance Financial Corp.	9
1,473	Ameris Bancorp (a)	13
376	Ames National Corp.	7
494	Arrow Financial Corp.	12
349	BancFirst Corp.	13
178	Bancorp Rhode Island, Inc.	8
4,500	BancorpSouth, Inc.	56
280	Bank of Marin Bancorp	10
623	Bank of the Ozarks, Inc.	32
4,409	Boston Private Financial Holdings, Inc.	29
280	Bridge Bancorp, Inc.	6
500	Bridge Capital Holdings (a)	6
422	Bryn Mawr Bank Corp.	9
445	Camden National Corp.	15

Shares	Security Description	Value (000)
	Regional Banks (continued)
600	Cape Bancorp, Inc. (a)	$6
800	Capital Bank Corp. (a)	3
789	Capital City Bank Group, Inc.	8
78,364	CapitalSource, Inc.	505
1,620	Cardinal Financial Corp.	18
300	Cascade Bancorp (a)	3
4,278	Cathay General Bancorp	70
700	Center Bancorp, Inc.	7
1,700	Center Financial Corp. (a)	11
1,583	Centerstate Banks, Inc.	11
800	Central Pacific Financial Corp. (a)	11
178	Century Bancorp, Inc., Class – A	5
1,404	Chemical Financial Corp.	26
696	Citizens & Northern Corp.	11
797	City Holding Co.	26
543	CNB Financial Corp.	8
1,839	CoBiz Financial, Inc.	12
19,301	Columbia Banking System, Inc.	332
2,011	Community Bank System, Inc.	50
734	Community Trust Bancorp, Inc.	20
11,527	Cullen/Frost Bankers, Inc.	655
4,760	CVB Financial Corp.	44
1,024	Eagle Bancorp, Inc. (a)	14
300	Enterprise Bancorp, Inc.	5
740	Enterprise Financial Services Corp.	10
7,055	F.N.B. Corp.	73
734	Financial Institutions, Inc.	12
983	First Bancorp North Carolina	10
437	First Bancorp, Inc. Maine	7
3,987	First Busey Corp.	21
5,926	First Commonwealth Financial Corp.	34
734	First Community Bancshares, Inc.	10
3,153	First Financial Bancorp	53
987	First Financial Bankshares, Inc.	34
620	First Financial Corp.	20
900	First Interstate BancSystem, Inc.	13
1,212	First Merchants Corp.	11
22,829	First Midwest Bancorp, Inc.	281
5,947	FirstMerit Corp.	98
739	German American Bancorp, Inc.	12
3,875	Glacier Bancorp, Inc.	52
542	Great Southern Bancorp, Inc.	10
4,163	Hancock Holding Co.	129
7,000	Hanmi Financial Corp. (a)	8
855	Heartland Financial USA, Inc.	12
888	Heritage Financial Corp.	11
1,100	Hertiage Commerce Corp. (a)	6
1,215	Home Bancshares, Inc.	29
680	Hudson Valley Holding Corp.	13
9,671	IBERIABANK Corp.	557
1,147	Independent Bank Corp.	30

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Regional Banks (continued)
2,899	International Bancshares Corp.	$49
2,142	Investors Bancorp, Inc. (a)	30
1,176	Lakeland Bancorp, Inc.	12
800	Lakeland Financial Corp.	18
1,047	MainSource Financial Group, Inc.	9
2,849	MB Financial, Inc.	55
252	Merchants Bancshares, Inc.	6
575	Metro Bancorp, Inc. (a)	7
459	MidSouth Bancorp, Inc.	6
95,517	Nara Bancorp, Inc. (a)	777
377	National Bankshares, Inc.	9
170,715	National Penn Bancshares, Inc.	1,354
1,826	NBT Bancorp, Inc.	40
932	Northfield Bancorp, Inc.	13
5,086	Old National Bancorp	55
700	OmniAmerican Bancorp, Inc. (a)	10
2,433	Oriental Financial Group, Inc.	31
437	Orrstown Financial Services, Inc.	12
200	Pacific Capital Bancorp (a)	6
810	Pacific Continental Corp.	7
1,680	PacWest Bancorp	35
724	Park National Corp.	48
1,500	Park Sterling Corp. (a)	7
232	Penns Woods Bancorp, Inc.	8
690	Peoples Bancorp, Inc.	8
1,804	Pinnacle Financial Partners, Inc. (a)	28
3,209	PrivateBancorp, Inc.	44
2,522	Prosperity Bancshares, Inc.	111
1,279	Renasant Corp.	19
634	Republic Bancorp, Inc., Class – A	13
1,412	S&T Bancorp, Inc.	26
481	S.Y. Bancorp, Inc.	11
1,359	Sandy Spring Bancorp, Inc.	24
799	SCBT Financial Corp.	23
3,900	Seacoast Banking Corp. (a)	6
660	Sierra Bancorp	7
945	Simmons First National Corp., Class – A	24
964	Southside Bancshares, Inc.	19
1,125	Southwest Bancorp, Inc. (a)	11
820	State Bancorp, Inc.	11
1,700	State Bank Finacial Corp. (a)	28
1,243	StellarOne Corp.	15
1,623	Sterling Bancorp	15
5,574	Sterling Bancshares, Inc.	46
1,500	Sterling Financial Corp. (a)	24
512	Suffolk Bancorp	7
2,000	Sun Bancorp, Inc. (a)	7
7,049	Susquehanna Bancshares, Inc.	56
1,819	SVB Financial Group (a)	109
400	Taylor Capital Group, Inc. (a)	3

Shares	Security Description	Value (000)
	Regional Banks (continued)
69,533	TCF Financial Corp.	$960
2,022	Texas Capital Bancshares, Inc. (a)	52
1,544	The Bancorp, Inc. (a)	16
300	The Bank of Kentucky Financial Corp.	7
443	The First of Long Island Corp.	12
397	Tompkins Financial Corp.	16
531	Tower Bancorp, Inc.	15
1,243	TowneBank	17
634	TriCo Bancshares	9
3,506	Trustmark Corp.	82
1,740	UMB Financial Corp.	73
6,221	Umpqua Holdings Corp.	72
1,070	Union First Market Bankshares Corp.	13
2,336	United Bankshares, Inc.	57
924	United Community Banks, Inc. (a)	10
836	Univest Corp. of Pennsylvania	13
1,400	Virginia Commerce Bancorp, Inc. (a)	8
712	Washington Banking Co.	9
735	Washington Trust Bancorp, Inc.	17
45,640	Webster Financial Corp.	959
1,299	WesBanco, Inc.	26
891	West Bancorp	8
1,000	West Coast Bancorp (a)	17
869	Westamerica Bancorp	43
3,855	Western Alliance Bancorp (a)	27
2,998	Wilshire Bancorp, Inc. (a)	9
1,939	Wintrust Financial Corp.	62
		9,576
	Reinsurance — 0.32%
4,914	Alterra Capital Holdings Ltd.	110
328	Enstar Group Ltd. (a)	34
3,114	Everest Re Group Ltd.	255
2,464	Flagstone Reinsurance Holdings SA	21
1,179	Greenlight Capital Re Ltd., Class – A (a)	31
2,688	Maiden Holdings Ltd.	24
3,352	Montpelier Re Holdings Ltd.	60
2,050	Platinum Underwriters Holdings Ltd.	68
		603
	Research and Consulting Services — 0.13%
2,100	CBIZ, Inc. (a)	15
432	CRA International, Inc. (a)	12
700	Franklin Covey Co. (a)	7
2,300	FTI Consulting, Inc. (a)	87
1,312	Hill International, Inc. (a)	8
100	Huron Consulting Group, Inc. (a)	3
700	ICF International, Inc. (a)	18
2,800	Navigant Consulting, Inc. (a)	29
2,700	Odyssey Marine Exploration, Inc. (a)	8
2,500	Resources Connection, Inc.	30
826	School Specialty, Inc. (a)	12
1,600	The Dolan Co. (a)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Research and Consulting Services (continued)
166	VSE Corp.	$4
		247
	Residential Real Estate Investment Trusts — 0.62%
2,029	American Campus Communities, Inc.	72
2,081	Associated Estates Realty Corp.	34
1,700	Campus Crest Communities, Inc.	22
3,943	Education Realty Trust, Inc.	34
456	Equity Lifestyle Properties, Inc.	29
12,271	Mid-America Apartment Communities, Inc.	828
2,666	Post Properties, Inc.	109
1,165	Sun Communities, Inc.	43
590	UMH Properties, Inc.	6
		1,177
	Restaurants — 0.49%
700	Benihana, Inc., Class – A (a)	7
337	Biglari Holdings, Inc. (a)	132
5,375	BJ’s Restaurant, Inc. (a)	281
1,675	Bob Evans Farms, Inc.	59
3,500	Buffalo Wild Wings, Inc. (a)	232
300	California Pizza Kitchen, Inc. (a)	6
400	Caribou Coffee Co., Inc. (a)	5
25	Cracker Barrel Old Country Store, Inc.	1
1,500	Denny’s Corp. (a)	6
2,089	Domino’s Pizza, Inc. (a)	53
2,500	Jack in the Box, Inc. (a)	57
1,000	Luby’s, Inc. (a)	5
594	McCormick & Schmick’s Seafood Restaurants, Inc. (a)	5
1,191	O’Charley’s, Inc. (a)	9
100	P.F. Chang’s China Bistro, Inc.	4
116	Red Robin Gourmet Burgers, Inc. (a)	4
3,396	Ruby Tuesday, Inc. (a)	37
1,600	Ruth’s Hospitality Group, Inc. (a)	9
200	Texas Roadhouse, Inc., Class – A	3
		915
	Retail Real Estate Investment Trusts — 0.26%
1,747	Acadia Realty Trust	36
496	Agree Realty Corp.	11
5,517	CBL & Associates Properties, Inc.	100
2,924	Cedar Shopping Centers, Inc.	15
2,914	Equity One, Inc.	54
760	Getty Realty Corp.	19
706	Glimcher Realty Trust	7
4,246	Inland Real Estate Corp.	37
2,867	Kite Realty Group Trust	14
4,576	National Retail Properties, Inc.	112
2,981	Pennsylvania Real Estate Investment Trust	47
2,071	Ramco-Gershenson Properties Trust	26
1,031	Urstadt Biddle Properties, Inc., Class – A	19
		497

Shares	Security Description	Value (000)
	Security & Alarm Services — 0.07%
1,100	GeoEye, Inc. (a)	$41
400	The Brink’s Co.	12
3,484	The Geo Group, Inc. (a)	80
		133
	Semiconductor Equipment — 2.01%
2,362	Advanced Energy Industries, Inc. (a)	35
5,700	Amkor Technology, Inc. (a)	35
11,451	ATMI, Inc. (a)	234
4,500	Axcelis Technologies, Inc. (a)	7
1,000	AXT, Inc. (a)	9
3,621	Brooks Automation, Inc. (a)	39
6,332	Cabot Microelectronics Corp. (a)	294
1,305	Cohu, Inc.	17
12,998	Cymer, Inc. (a)	644
5,044	Entegris, Inc. (a)	51
111	FEI Co. (a)	4
2,912	FormFactor, Inc. (a)	26
2,100	FSI International, Inc. (a)	6
3,900	Kulicke & Soffa Industries, Inc. (a)	43
1,200	LTX-Credence Corp. (a)	11
17,000	MEMC Electronic Materials, Inc. (a)	145
2,797	MKS Instruments, Inc.	74
28,470	Nanometrics, Inc. (a)	541
3,101	Photronics, Inc. (a)	26
1,731	Rudolph Technologies, Inc. (a)	19
23,690	Teradyne, Inc. (a)	351
2,780	Tessera Technologies, Inc. (a)	48
24,200	Ultratech, Inc. (a)	735
8,126	Veeco Instruments, Inc. (a)	393
		3,787
	Semiconductors — 4.41%
1,900	Advanced Analogic Technologies, Inc. (a)	12
800	Alpha & Omega Semiconductor Ltd. (a)	11
7,544	Altera Corp.	350
3,679	ANADIGICS, Inc. (a)	12
500	Applied Micro Circuits Corp. (a)	4
4,959	Cavium, Inc. (a)	216
12	CEVA, Inc. (a)	—
15,731	Cypress Semiconductor Corp.	333
28,000	Diodes, Inc. (a)	731
1,042	DSP Group, Inc. (a)	9
1,535	Exar Corp. (a)	10
14,735	Ezchip Semiconductor Ltd. (a)	545
12,096	Fairchild Semiconductor International, Inc. (a)	202
1,099	GSI Technology, Inc. (a)	8
1,801	Hittite Microwave Corp. (a)	111
13,425	Inphi Corp. (a)	234
31,849	Integrated Device Technology, Inc. (a)	250
1,400	Integrated Silicon Solution, Inc. (a)	14
18,742	International Rectifier Corp. (a)	524

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Semiconductors (continued)
391	IXYS Corp. (a)	$6
2,000	Kopin Corp. (a)	9
21,098	Lattice Semiconductor Corp. (a)	138
12,252	Maxim Integrated Products, Inc.	313
14,100	Mellanox Technologies Ltd.	420
10,166	Microsemi Corp. (a)	208
800	Mindspeed Technologies, Inc. (a)	6
800	MIPS Technologies, Inc. (a)	6
22,230	Monolithic Power Systems, Inc. (a)	343
9,465	National Semiconductor Corp.	233
7,579	OmniVision Technologies, Inc. (a)	264
4,300	ON Semiconductor Corp. (a)	45
1,323	Pericom Semiconductor Corp. (a)	12
2,400	PLX Technology, Inc. (a)	8
20,216	PMC-Sierra, Inc. (a)	153
1,100	Power Integrations, Inc.	42
59,400	RF Micro Devices, Inc. (a)	364
15,926	Semtech Corp. (a)	435
1,757	Sigma Designs, Inc. (a)	13
889	Silicon Image, Inc. (a)	6
3,953	Silicon Laboratories, Inc. (a)	163
30,446	Skyworks Solutions, Inc. (a)	700
2,700	Spansion, Inc., Class – A (a)	52
1,224	Standard Microsystems Corp. (a)	33
600	Supertex, Inc. (a)	13
15,800	TriQuint Semiconductor, Inc. (a)	161
71,244	Zoran Corp. (a)	598
		8,320
	Soft Drinks — 0.06%
2,500	Heckmann Corp. (a)	15
7,300	Primo Water Corp. (a)	105
		120
	Specialized Consumer Services — 0.35%
7,348	Coinstar, Inc. (a)	401
701	Mac-Gray Corp.	11
1,000	Matthews International Corp., Class – A	40
3,117	Regis Corp.	48
2,951	Sotheby’s	128
4,322	Stewart Enterprises, Inc., Class – A	31
		659
	Specialized Finance — 0.62%
145	California First National Bancorp	2
400	Gain Capital Holdings, Inc. (a)	3
600	Marlin Business Services Corp. (a)	8
624	Medallion Financial Corp.	6
3,500	Moody’s Corp.	134
1,651	NewStar Financial, Inc. (a)	18
48,160	PHH Corp. (a)	988
1,397	Primus Guaranty Ltd. (a)	7

Shares	Security Description	Value (000)
	Specialized Finance (continued)
600	THL Credit, Inc.	$8
		1,174
	Specialized Real Estate Investment Trusts — 1.42%
2,513	Ashford Hospitality Trust	31
700	Chatham Lodging Trust	11
1,745	Chesapeake Lodging Trust	30
1,790	Cogdell Spencer, Inc.	11
86,749	DiamondRock Hospitality Co.	931
2,547	Entertainment Properties Trust	119
3,066	Extra Space Storage, Inc.	65
3,550	FelCor Lodging Trust, Inc. (a)	19
4,020	Healthcare Realty Trust, Inc.	83
7,647	Hersha Hospitality Trust	43
4,634	LaSalle Hotel Properties	122
1,326	LTC Properties, Inc.	37
6,033	Medical Properties Trust, Inc.	69
698	National Health Investors, Inc.	31
301	OMEGA Healthcare Investors, Inc.	6
2,800	Pebblebrook Hotel Trust	57
10,021	Potlatch Corp.	354
1,500	RLJ Lodging Trust	26
962	Sabra Health Care REIT, Inc.	16
1,516	Sovran Self Storage, Inc.	62
60,324	Strategic Hotels & Resorts, Inc. (a)	427
6,361	Sunstone Hotel Investors, Inc. (a)	59
5,402	U-Store-It Trust	57
258	Universal Health Realty Income Trust	10
		2,676
	Specialty Chemicals — 1.38%
5,084	A. Schulman, Inc.	128
7,502	Albemarle Corp.	519
7,359	Arch Chemicals, Inc.	253
2,000	Chemtura Corp. (a)	36
4,653	Ferro Corp. (a)	63
600	FutureFuel Corp.	7
2,461	H.B. Fuller Co.	60
100	Innospec, Inc. (a)	3
200	Kraton Performance Polymers, Inc. (a)	8
1,500	Landec Corp. (a)	10
5,067	Minerals Technologies, Inc.	336
3,189	NewMarket Corp.	544
1,697	OM Group, Inc. (a)	69
1,419	PolyOne Corp.	22
151	Quaker Chemical Corp.	7
7,248	Rockwood Holdings, Inc. (a)	401
2,666	Sensient Technologies Corp.	99
400	Stepan Co.	28
1,484	Zoltek Cos., Inc. (a)	16
		2,609
	Specialty Stores — 1.21%
1,600	Barnes & Noble, Inc.	27

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialty Stores (continued)
1,200	Big 5 Sporting Goods Corp.	$9
972	Build-A-Bear Workshop, Inc. (a)	6
2,299	Cabela’s, Inc. (a)	62
680	Conn’s, Inc. (a)	6
1,300	MarineMax, Inc. (a)	11
15,000	Office Depot, Inc. (a)	63
4,651	OfficeMax, Inc. (a)	37
10,728	Tractor Supply Co.	718
20,530	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,326
756	West Marine, Inc. (a)	8
1,700	Zale Corp. (a)	10
		2,283
	Steel — 0.28%
923	A.M. Castle & Co. (a)	15
7,780	Carpenter Technology Corp.	449
300	Handy & Harman Ltd. (a)	4
141	Haynes International, Inc.	9
521	Olympic Steel, Inc.	14
378	Universal Stainless & Alloy Products, Inc. (a)	18
1,212	Worthington Industries, Inc.	28
		537
	Systems Software — 2.06%
1,900	Ariba, Inc. (a)	66
2,470	CommVault Systems, Inc. (a)	110
25,754	Fortinet, Inc. (a)	703
36,790	NetSuite, Inc. (a)	1,442
19,250	OPNET Technologies, Inc.	788
17,500	Progress Software Corp. (a)	422
6,159	Rovi Corp. (a)	353
1,800	TeleCommunication Systems, Inc., Class – A (a)	9
		3,893
	Technology Distributors — 0.98%
1,094	Agilysys, Inc. (a)	9
19,500	Brightpoint, Inc. (a)	158
575	Electro Rent Corp.	10
2,523	Insight Enterprises, Inc. (a)	45
701	PC Connection, Inc. (a)	6
700	Richardson Electronics Ltd.	9
12,690	ScanSource, Inc. (a)	476
11,914	SYNNEX Corp. (a)	378
15,450	Tech Data Corp. (a)	755
		1,846
	Textiles — 0.00%
660	Unifi, Inc. (a)	9
	Thrifts & Mortgage Finance — 0.86%
1,080	Abington Bancorp, Inc.	11
4,744	Astoria Financial Corp.	61
2,974	Bank Mutual Corp.	11
937	BankFinancial Corp.	8

Shares	Security Description	Value (000)
	Thrifts & Mortgage Finance (continued)
1,833	Beneficial Mutual Bancorp, Inc. (a)	$15
951	Berkshire Hills Bancorp, Inc.	21
500	Bofl Holding, Inc. (a)	7
3,366	Brookline Bancorp, Inc.	31
400	Charter Financial Corp.	4
437	Clifton Savings Bancorp, Inc.	5
1,112	Danvers Bancorp, Inc.	24
1,696	Dime Community Bancshares	25
6,925	Doral Financial Corp. (a)	13
669	ESB Financial Corp.	9
590	ESSA Bancorp, Inc.	7
500	Federal Agricultural Mortgage Corp., Class – C	11
500	First Defiance Financial Corp. (a)	7
1,081	First Financial Holdings, Inc.	10
500	First PacTrust Bancorp, Inc.	7
10,608	Flagstar Bancorp, Inc. (a)	13
1,697	Flushing Financial Corp.	22
753	Fox Chase Bancorp, Inc.	10
800	Franklin Financial Corp. (a)	10
922	Home Federal Bancorp, Inc.	10
723	Kearny Financial Corp.	7
566	Meridian Interstate Bancorp, Inc. (a)	8
10,181	MGIC Investment Corp. (a)	61
5,733	Northwest Bancshares, Inc.	72
915	OceanFirst Financial Corp.	12
4,024	Ocwen Financial Corp. (a)	51
3,017	Oritani Financial Corp.	39
26,645	Provident Financial Services, Inc.	381
2,137	Provident New York Bancorp	18
7,050	Radian Group, Inc.	30
1,567	Rockville Financial, Inc.	15
356	Roma Financial Corp.	4
667	Territorial Bancorp, Inc.	14
7,071	The PMI Group, Inc. (a)	7
4,249	TrustCo Bank Corp.	21
828	United Financial Bancorp, Inc.	13
1,860	ViewPoint Financial Group, Inc.	26
1,355	Westfield Financial, Inc.	11
12,188	WSFS Financial Corp.	483
		1,625
	Tobacco — 0.04%
4,809	Alliance One International, Inc. (a)	15
700	Star Scientific, Inc. (a)	3
1,211	Universal Corp.	46
850	Vector Group Ltd.	15
		79
	Trading Companies & Distributors — 0.82%
1,691	Aceto Corp.	11
2,906	Aircastle Ltd.	37
10,346	Applied Industrial Technologies, Inc.	368

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Trading Companies & Distributors (continued)
800	Essex Rental Corp. (a)	$5
5,716	GATX Corp.	212
853	H&E Equipment Services, Inc. (a)	12
1,688	Interline Brands, Inc. (a)	31
677	Kaman Corp.	24
191	Lawson Products, Inc.	4
3,700	RSC Holdings, Inc. (a)	44
1,815	Rush Enterprises, Inc., Class – A (a)	35
600	SeaCube Container Leasing Ltd.	10
11,726	Titan Machinery, Inc. (a)	338
2,347	United Rentals, Inc. (a)	60
5,112	Watsco, Inc.	348
		1,539
	Trucking — 0.91%
425	AMERCO, Inc. (a)	41
1,300	Arkansas Best Corp.	31
491	Celadon Group, Inc. (a)	7
28,150	Con-way, Inc.	1,092
500	Covenant Transport Group, Inc., Class A (a)	4
5,367	Landstar System, Inc.	249
700	Marten Transport Ltd.	15
314	Patriot Transportation Holding, Inc. (a)	7
600	Quality Distribution, Inc. (a)	8
500	Roadrunner Transportation Systems, Inc. (a)	8
928	Saia, Inc. (a)	16
3,000	Swift Transportation Co. (a)	41
423	Universal Truckload Services, Inc. (a)	7
2,014	Werner Enterprises, Inc.	50
7,130	Zipcar, Inc. (a)	146
		1,722
	Water Utilities — 0.08%
1,006	American States Water Co.	35
392	Artesian Resources Corp., Class – A	7
700	Cadiz, Inc. (a)	8
2,252	California Water Service Group	42
456	Connecticut Water Service, Inc.	12
814	Consolidated Water Co. Ltd.	7
766	Middlesex Water Co.	14
100	Pennichuck Corp.	3
694	SJW Corp.	17
656	The York Water Co.	11
		156
	Wireless Telecommunication Services — 0.57%
2,500	ICO Global Communications (Holdings) Ltd. (a)	7
2,600	Leap Wireless International, Inc. (a)	42
19,396	MetroPCS Communications, Inc. (a)	334

Shares or Principal Amount (000)	Security Description	Value (000)
	Wireless Telecommunication Services (continued)
9,527	NII Holdings, Inc., Class – B (a)	$404
6,900	SBA Communications Corp., Class – A (a)	263
1,245	USA Mobility, Inc.	19
		1,069
	Total Common Stocks	183,960
	Preferred Stock — 0.02%
	Home Furnishings — 0.02%
503	Sealy Corp.	36
	Total Preferred Stock	36
	Rights — 0.00%
	Biotechnology — 0.00%
700	Clinical Data, Inc. (a)	—
	Total Rights	—
	U.S. Treasury Obligations — 0.05%
$20	U.S. Treasury Bills, 0.02%, 8/18/11 (b)(c)	20
29	U.S. Treasury Bills, 0.02%, 8/25/11 (b)(c)	29
45	U.S. Treasury Bills, 0.05%, 7/7/11 (b)(c)	45
	Total U.S. Treasury Obligations	94
	Time Deposit — 2.00%
3,778	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	3,778
	Total Time Deposit	3,778
	Mutual Funds — 0.89%
1,583,484	Alliance Money Market Fund Prime Portfolio, 0.02% (d)	1,583
99,821	SSgA Prime Money Market Fund, 0.21% (d)	100
	Total Mutual Funds	1,683
	Total Investments (cost $157,596) — 100.42%	189,551
	Liabilities in excess of other assets — (0.42)%	(789)
	Net Assets — 100.00%	$188,762

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Rate disclosed represents effective yield at purchase.
(c)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.
(d)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional Small Capitalization Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Institutional Small Capitalization Equity Portfolio	Frontier Capital Management Company, LLC	Cupps Capital Management, LLC	IronBridge Capital Management LP	Pzena Investment Management, LLC	SSgA Funds Management, Inc.	Total
Common Stocks	19.44%	19.34%	23.17%	17.29%	17.81%	97.05%
Preferred Stock	—	—	—	0.02%	—	0.02%
Rights	—	—	—	—	0.00%	0.00%
U.S. Treasury Obligations	—	—	—	—	0.05%	0.05%
Time Deposits	0.73%	—	0.31%	0.95%	—	1.99%
Mutual Funds	—	0.05%	—	—	0.84%	0.89%
Total Investments	20.17%	19.39%	23.48%	18.26%	18.70%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
21	Russell 2000 Mini Future	$1,733	Sep-11	$88
				$88

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Real Estate Securities Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 97.33%
	Building Products — 1.56%
89,300	JS Group Corp.*	$2,304
	Diversified Real Estate Activities — 2.08%
92,500	Brookfield Asset Management, Inc., Class – A	3,068
	Diversified Real Estate Investment Trusts — 9.33%
84,900	American Assets Trust, Inc.	1,906
103,600	Excel Trust, Inc.	1,143
164,599	Land Securities Group PLC*	2,251
90,808	Vornado Realty Trust	8,462
		13,762
	Health Care Facilities — 3.28%
199,400	Brookdale Senior Living, Inc. (a)	4,835
	Hotels, Resorts & Cruise Lines — 3.41%
141,900	Marriott International, Inc., Class – A	5,036
	Industrial Real Estate Investment Trust — 1.89%
77,700	Prologis, Inc.	2,785
	Office Real Estate Investment Trusts — 19.73%
70,200	Alexandria Real Estate Equities, Inc.	5,435
91,900	Boston Properties, Inc.	9,756
78,600	Digital Realty Trust, Inc.	4,856
231,845	Douglas Emmett, Inc.	4,611
163,800	Duke Realty Corp.	2,295
54,800	Kilroy Realty Corp.	2,164
		29,117
	Real Estate Operating Companies — 4.71%
331,100	Forest City Enterprises, Inc., Class – A (a)	6,182
49,800	Hudson Pacific Properties, Inc.	773
		6,955
	Residential Real Estate Investment Trusts — 19.47%
88,500	American Campus Communities, Inc.	3,144
84,600	Apartment Investment & Management Co., Class – A	2,160
46,000	AvalonBay Communities, Inc.	5,906
51,300	BRE Properties, Inc.	2,559
97,600	Camden Property Trust	6,209
45,700	Equity Lifestyle Properties, Inc.	2,853
240,600	UDR, Inc.	5,907
		28,738
	Retail Real Estate Investment Trusts — 14.20%
53,400	Regency Centers Corp.	2,348
67,777	Saul Centers, Inc.	2,668
103,919	Simon Property Group, Inc.	12,079
65,200	Taubman Centers, Inc.	3,860
		20,955

Shares or Principal Amount (000)	Security Description	Value (000)
	Specialized Real Estate Investment Trusts — 16.43%
202,200	HCP, Inc.	$7,419
343,243	Host Hotels & Resorts, Inc.	5,818
81,700	Public Storage	9,314
32,200	Ventas, Inc.	1,697
		24,248
	Wireless Telecommunication Services — 1.24%
35,100	American Tower Corp., Class – A (a)	1,836
	Total Common Stocks	143,639
	Time Deposit — 2.47%
$3,645	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	3,645
	Total Time Deposit	3,645
	Total Investments (cost $109,744) — 99.80%	147,284
	Other assets in excess of liabilities — 0.20%	288
	Net Assets — 100.00%	$147,572
*	Security was fair valued on June 30, 2011 and represents a Level 2 security. Refer to Note 2 in Notes to Financial Statements.
(a)	Represents non-income producing security.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 55.71%
	Australia — 1.98%
2,658,292	Alumina Ltd. (Aluminum)	$6,087
563,054	Fortescue Metals Group Ltd. (Steel)	3,862
		9,949
	Brazil — 3.47%
306,300	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas)*	10,371
242,800	Vale SA – Sponsored ADR (Steel)*	7,032
		17,403
	Canada — 11.61%
186,100	Canadian Natural Resources Ltd. (Oil & Gas Exploration & Production)*	7,803
135,000	EnCana Corp. (Oil & Gas Exploration & Production)*	4,170
64,600	First Quantum Minerals Ltd. (Diversified Metals & Mining)*	9,421
177,000	Imperial Oil Ltd. (Integrated Oil & Gas)*	8,247
487,500	Kinross Gold Corp. (Gold)*	7,703
308,200	Lundin Mining Corp. (Diversified Metals & Mining) (a)*	2,365
252,000	Sino-Forest Corp. (Forest Products) (a)*	836
227,200	Suncor Energy, Inc. (Integrated Oil & Gas)*	8,907
150,576	Teck Resources Ltd., Class B (Diversified Metals & Mining)*	7,640
168,300	Uranium Participation Corp. (Asset Management & Custody Banks) (a)*	1,110
		58,202
	China — 1.36%
922,721	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	4,823
582,669	ENN Energy Holdings Ltd. (Gas Utilities)	1,983
		6,806
	India — 1.33%
165,997	Reliance Industries Ltd. – Sponsored GDR (Oil & Gas Refining & Marketing) (b)	6,673
	Indonesia — 0.71%
10,236,000	PT Bumi Resources Tbk (Coal & Consumable Fuels)	3,535
	Ireland — 0.81%
7,644	CRH PLC (Construction Materials)	170
174,350	CRH PLC (Construction Materials)	3,886
		4,056
	Japan — 1.76%
844,000	Sumitomo Chemical Co. Ltd. (Diversified Chemicals)	4,215
2,054,000	Sumitomo Metal Industries Ltd. (Steel)	4,615
		8,830
	Jersey — 1.34%
852,997	Glencore International PLC (Diversified Metals & Mining) (a)	6,721
	Mongolia — 0.91%
3,669,000	Mongolian Mining Corp. (Diversified Metals & Mining) (a)	4,546

Shares	Security Description	Value (000)
	Norway — 1.60%
316,000	Statoil ASA – Sponsored ADR (Integrated Oil & Gas)*	$8,042
	Papua New Guinea — 0.83%
584,109	Oil Search Ltd. (Oil & Gas Exploration & Production)	4,180
	Peru — 0.90%
119,200	Compania de Minas Buenaventura SA – Sponsored ADR (Gold)*	4,527
	Russia — 0.92%
317,765	Gazprom – Sponsored ADR (Integrated Oil & Gas) (a)*	4,623
	South Africa — 3.17%
71,949	Anglo Platinum Ltd. (Precious Metals & Minerals)	6,705
63,200	AngloGold Ashanti Ltd. – Sponsored ADR (Gold)*	2,660
151,811	Gold Fields Ltd. (Gold)	2,230
81,500	Sasol Ltd. – Sponsored ADR (Integrated Oil & Gas)*	4,311
		15,906
	Switzerland — 2.07%
147,000	Noble Corp. – ADR (Oil & Gas Drilling)*	5,793
70,700	Transocean Ltd. – ADR (Oil & Gas Drilling)*	4,565
		10,358
	United Kingdom — 9.30%
162,594	Anglo American PLC (Diversified Metals & Mining)	8,063
501,768	BG Group PLC (Integrated Oil & Gas)	11,391
80,109	BHP Billiton PLC (Diversified Metals & Mining)	3,147
214,500	BP PLC – Sponsored ADR (Integrated Oil & Gas)*	9,500
230,161	Kazakhmys PLC (Diversified Metals & Mining)	5,101
280,815	Vedanta Resources PLC (Diversified Metals & Mining)	9,439
		46,641
	United States — 11.64%
295,700	Chesapeake Energy Corp. (Oil & Gas Exploration & Production)*	8,779
154,000	CONSOL Energy, Inc. (Coal & Consumable Fuels)*	7,466
108,000	EOG Resources, Inc. (Oil & Gas Exploration & Production)*	11,291
15,600	Exxon Mobil Corp. (Integrated Oil & Gas)*	1,270
62,700	Pioneer Natural Resources Co. (Oil & Gas Exploration & Production)*	5,616
171,600	Southwestern Energy Co. (Oil & Gas Exploration & Production) (a)*	7,358
185,300	Tesoro Corp. (Oil & Gas Refining & Marketing) (a)*	4,245
42,500	The Mosaic Co. (Fertilizers & Agricultural Chemicals)*	2,879
67,200	Tidewater, Inc. (Oil & Gas Equipment & Services)*	3,616

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments (continued) — June 30, 2011

Shares or Principal Amount (000)	Security Description		Value (000)
	Common Stocks (continued) United States (continued)
128,200	Ultra Petroleum Corp. (Oil & Gas Exploration & Production) (a)*		$5,872
			58,392
	Total Common Stocks		279,390
	Corporate Bonds — 1.99%
$1,000	Bear Stearns Cos. LLC, 5.70%, 11/15/14 (Thrifts & Mortgage Finance)		1,104
400	Citigroup, Inc., 6.50%, 8/19/13 (Other Diversified Financial Services)		435
1,000	Citigroup, Inc., MTN, 5.50%, 10/15/14 (Other Diversified Financial Services)		1,088
1,000	Credit Suisse USA, Inc., 5.38%, 3/2/16 (Thrifts & Mortgage Finance)		1,111
1,000	Fuel Trust, 3.98%, 6/15/16 (Thrifts & Mortgage Finance) (b)		992
1,000	Georgia Pacific LLC, 7.13%, 1/15/17 (Paper Products) (b)		1,054
1,000	Goldman Sachs Group, Inc., 3.70%, 8/1/15 (Other Diversified Financial Services)		1,018
1,000	Merrill Lynch & Co., MTN, 5.45%, 7/15/14 (Investment Banking & Brokerage)		1,077
1,000	Morgan Stanley, MTN, 6.00%, 5/13/14 (Investment Banking & Brokerage)		1,089
1,000	SLM Corp., MTN, 6.25%, 1/25/16 (Other Diversified Financial Services)		1,038
	Total Corporate Bonds		10,006
	Asset Backed Securities — 1.22%
1,000	Citibank Omni Master Trust, Series 2009-A14A, 2.94%, 8/15/18 (b) (c)		1,051
2,000	Citibank Omni Master Trust, Series 2009-A8, 2.29%, 5/16/16 (b) (c)		2,024
500	Commercial Industrial Finance Corp., Series 2006-2A, 0.51%, 3/1/21 (b) (c)		481
600	Commercial Industrial Finance Corp., Series 2007-1A, 0.53%, 5/10/21 (b) (c)		572
849	First Franklin Mortgage Loan Asset Backed Certificate, Series 2005-FF11, 0.53%, 11/25/35 (c)		734
541	First Franklin Mortgage Loan Asset Backed Certificate, Series 2005-FF8, 0.57%, 9/25/35 (c)		505
771	Olympic CLO Ltd., Series 2004-1A, 0.74%, 5/15/16 (b) (c)		762
	Total Asset Backed Securities		6,129
	Collateralized Mortgage Obligations — 1.83%
1,044	Bear Stearns ALT-A Trust, Series 2007-8, 0.54%, 9/25/34 (c)		858
700	Dbubs Mortgage Trust, Series 2011-LC2A, 3.39%, 6/10/16 (b)		700
1,000	Goldman Sachs Mortgage Securities Corp. II, Series 2007-EOP, 1.32%, 3/6/20	(b)(c)	982
700	Gosforth Funding PLC, Series 2011-1, 2.29%, 4/24/47 (c)		1,128

Shares or Principal Amount (000)	Security Description	Value (000)
	Collateralized Mortgage Obligations (continued)
$194	Granite Mortgages PLC, Series 2004-2, 1.77%, 6/20/44 (c)	$268
979	JP Morgan Chase Commercial Mortgage Securities, Series 2010-C1, 3.85%, 6/15/15 (b)	1,013
1,000	JP Morgan Chase Commercial Mortgage Securities, Series 2011-C3, 3.67%, 1/15/18 (b)	1,017
1,000	JP Morgan Chase Commercial Mortgage Securities, Series 2011-C4, 3.34%, 5/15/16 (b)	1,000
894	Thornburg Mortgage Securities Trust, Series 2007-1, 0.29%, 3/25/37 (c)	872
1,362	Wells Fargo Mortgage Backed Securities, Series 2005-14, 5.50%, 12/25/35	1,364
	Total Collateralized Mortgage Obligations	9,202
	Certificate of Deposit — 0.18%
900	Dexia Credit Local SA NY, 0.50%, 3/22/12 (c)	899
	Total Certificate of Deposit	899
	U.S. Government Agency Securities — 0.99%
1,000	Fannie Mae, 2.50%, 2/10/20 (c)(d)	1,009
900	Fannie Mae, 6.32%, 6/15/27 (c)	945
3,000	Fannie Mae, 0.05%, 7/13/11 (e)	3,000
	Total U.S. Government Agency Securities	4,954
	U.S. Treasury Obligations — 0.46%
1,250	U.S. Treasury Bills, 0.01%, 8/25/11 (e)(f)	1,250
330	U.S. Treasury Bills, 0.01%, 8/4/11 (e)(f)	330
359	U.S. Treasury Bills, 0.02%, 9/15/11 (e)(f)	359
349	U.S. Treasury Bills, 0.01%, 9/22/11 (e)(f)	349
	Total U.S. Treasury Obligations	2,288
	Yankee Dollars — 0.82%
	France — 0.20%
1,000,000	BNP Paribas, MTN (Diversified Banks)	1,011
	Switzerland — 0.20%
1,000,000	UBS AG Stamford CT (Diversified Banks)	1,010
	United Kingdom — 0.42%
1,000,000	Barclays Bank PLC, Series 1 (Diversified Banks)	1,076
1,000,000	HSBC Bank PLC (Diversified Banks) (b)	998
		2,074
	Total Yankee Dollars	4,095
	Time Deposit — 8.68%
43,541	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	43,541
	Total Time Deposit	43,541
	Call Options Purchased — 0.01%
	United States — 0.01%
5	Crude Oil Future Expiring November, 2015 at $145	31

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments (continued) — June 30, 2011

Shares or Principal Amount (000)	Security Description	Value (000)
	Call Options Purchased (continued)
12	Gold Future Expiring July, 2011 at $550	$7
	Total Call Options Purchased	38
	Put Option Purchased — 0.01%
	United States — 0.01%
4	Copper LME Expiring December, 2011 at $500	38
	Total Put Options Purchased	38
	Repurchase Agreements — 25.11%
$39,400	Bank of America, 0.05%, 7/1/11, (Purchased on 6/30/11, proceeds at maturity $39,400,055 collateralized by U.S. Government Agency Securities, 0.13 – 4.60%, 11/9/11 – 6/8/37 fair value $39,405,304)	39,400
6,000	Barclays Capital, Inc., 0.01%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $6,000,002 collateralized by U.S. Treasury Inflation Protected Bond, 1.75 – 1.88%, 7/15/15 – 1/15/28 fair value $6,035,666)	6,000
14,400	JPMorgan Securities LLC, 0.04%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $14,400,016, collateralized by U.S. Government Agency Security, 4.38%, 7/17/15 fair value $14,515,668)	14,400
46,100	JPMorgan Securities LLC, 0.05%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $46,100,064, collateralized by U.S. Government Agency Security, 2.813% – 3.66%, 6/1/40 – 5/1/41 fair value $46,102,758)	46,100
20,000	Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.01%, 7/1/11, (Purchased on 6/30/11, proceeds to maturity $20,000,006, collateralized by U.S. Treasury Note, 4.75%, 5/15/14 fair value $20,397,386)	20,000
	Total Repurchase Agreements	125,900
	Total Investments (cost $469,919) — 97.01%	486,480
	Other assets in excess of liabilities — 2.99%	14,975
	Net Assets — 100.00%	$501,455
*	Common stock securities that were not fair valued on June 30, 2011 and represents a Level 1 security. All other stocks were fair valued and represent Level 2 securities. Refer to Note 2 in Notes to Financial Statements
(a)	Represents non-income producing security.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(c)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.
(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2011.
(e)	Rate disclosed represents effective yield at purchase.
(f)	All or part of this security has been pledged as collateral for various derivative contracts held by the Portfolio.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

MTN — Medium Term Note

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments (continued) — June 30, 2011

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Commodity Related Securities Portfolio	Wellington Management Company, LLP; Global National Resources Equity Strategy	Wellington Management Company, LLP; Commodity Futures Strategy	PIMCO	Total
Common Stocks	57.20%	0.23%	—	57.43%
Corporate Bonds	—	—	2.06%	2.06%
Asset Backed Securities	—	—	1.26%	1.26%
Collateralized Mortgage Obligations	—	—	1.89%	1.89%
Certificates of Deposit	—	—	0.18%	0.18%
U.S. Government Agency Securities	—	—	1.02%	1.02%
U.S. Treasury Obligations	—	—	0.47%	0.47%
Yankee Dollars	—	—	0.84%	0.84%
Time Deposits	3.14%	0.80%	5.01%	8.95%
Call Options	0.01%	—	—	0.01%
Put Options	0.01%	—	—	0.01%
Repurchase Agreements	—	17.57%	8.31%	25.88%
	60.36%	18.60%	21.04%	100.00%

Amounts designated as “—” are 0.00% or rounded to 0.00%.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2011.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
19	3Month Euro Euribor Future	$4,734	Sep-11	$4
13	NASDAQ 100 E-Mini Future	2,198	Sep-11	(11)
90	Corn Future	2,792	Dec-11	(184)
55	Soybean Future	3,558	Nov-11	(188)
77	Mill Wheat Euro Future	1,030	Nov-11	(204)
17	WTI Crude Future	1,698	Jun-12	(147)
85	WTI Crude Future	8,111	Aug-11	(430)
9	WTI Crude Future	878	Dec-11	(19)
39	WTI Crude Future	3,934	Nov-12	(382)
(8)	Brent Curde Future	(901)	Jun-12	15
42	Brent Curde Future	4,724	Aug-11	(218)
(2)	Brent Curde Future	(224)	Dec-12	12
24	Cotton No. 2 Future	1,423	Dec-11	(58)
14	Robusta Coffee Future	350	Sep-11	(12)
(15)	UK Natural Gas Future	(469)	Oct-11	31
(15)	UK Natural Gas Future	(500)	Nov-11	(4)
(15)	UK Natural Gas Future	(542)	Dec-11	(9)
44	Gold Future	6,612	Aug-11	(57)
77	Gold Future	11,589	Dec-11	(168)
14	Heating Oil Future	1,741	Sep-11	(37)
(3)	Coffee “C” Future	(299)	Sep-11	4

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments (continued) — June 30, 2011

Long/(Short) Futures (continued)

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
13	Hard Red Winter Wheat Future	$460	Sep-11	$(160)
67	London Metal Exchange Primary Aluminum Future	4,280	Dec-11	(262)
22	London Metal Exchange Primary Aluminum Future	1,446	Dec-12	(122)
56	Live Cattle Future	2,625	Oct-11	(17)
27	Live Cattle Future	1,296	Dec-11	(29)
27	Lean Hogs Future	931	Oct-11	(16)
29	London Metal Exchange Lead Future	1,940	Dec-11	165
8	London Metal Exchange Nickel Future	1,125	Dec-11	(13)
42	London Metal Exchange Copper Future	9,909	Dec-11	189
5	London Metal Exchange Copper Future	1,163	Dec-12	—
56	London Metal Exchange Zinc Future	3,339	Dec-11	189
26	Natural Gas Future	1,259	Jan-12	(70)
11	Natural Gas Future	584	Jan-13	(27)
(9)	Natural Gas Future	(399)	Oct-11	18
28	Natural Gas Future	1,327	Dec-11	(40)
31	Platinum Future	2,675	Oct-11	(134)
42	Gas Oil Future	3,891	Jul-11	(257)
66	Sugar No. 11 Future	1,947	Oct-11	200
19	Silver Future	3,309	Sep-11	(283)
(9)	No. 2 Soft Red Winter Wheat Future	(327)	Jul-12	98
19	Wheat Future	584	Sep-11	(184)
(7)	Wheat Future	(230)	Dec-11	78
6	Gasoline RBOB Future	738	Sep-11	15
(2)	Gasoline RBOB Future	(231)	Dec-11	23
	Net Unrealized Appreciation/(Depreciation)			$(2,701)

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments (continued) — June 30, 2011

Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
842,000	Australian Dollar	Deutsche Bank	7/29/11	$877	$900	$23
641,280	Brazilian Real	Barclays Bank	9/2/11	400	405	5
482,730	Brazilian Real	Barclays Bank	9/2/11	300	305	5
878,000	Canadian Dollar	Deutsche Bank	9/19/11	891	909	18
27,036,000	Indian Rupee	Barclays Bank	8/12/11	600	600	—
13,524,000	Indian Rupee	Barclays Bank	8/12/11	300	300	—
432,300,000	Korean Won	Barclays Bank	8/12/11	400	405	5
326,550,000	Korean Won	Barclays Bank	8/12/11	300	306	6
1,204,000	Malaysian Ringgit	Barclays Bank	8/11/11	400	398	(2)
909,150	Malaysian Ringgit	Barclays Bank	8/11/11	300	300	—
4,758,880	Mexican Peso	Barclays Bank	11/18/11	400	401	1
3,599,235	Mexican Peso	Deutsche Bank	11/18/11	300	304	4
735,779	Singapore Dollar	Barclays Bank	7/12/11	600	599	(1)
369,831	Singapore Dollar	Deutsche Bank	7/12/11	300	301	1
668,553	South African Rand	Union Bank of Switzerland	7/5/11	98	99	1
	Total Currencies Purchased			$6,466	$6,532	$66
	Currencies Sold
705,000	British Sterling Pound	Barclays Bank	9/13/11	$1,132	$1,130	$2
344,990	Euro	Barclays Bank	7/18/11	500	500	—
409,000	Euro	Barclays Bank	7/18/11	593	593	—
188,000	Euro	Deutsche Bank	7/18/11	269	272	(3)
206,000	Euro	Deutsche Bank	7/18/11	295	299	(4)
40,051,050	Japanese Yen	Barclays Bank	7/14/11	500	498	2
48,102,000	Japanese Yen	Barclays Bank	7/14/11	599	598	1
23,977,000	Japanese Yen	Deutsche Bank	7/14/11	299	298	1
	Total Currencies Sold			$4,187	$4,188	$(1)
	Net Unrealized Appreciation/ (Depreciation)					$65

Written Options

Number of Contracts	Security Description	Exercise Price	Premium (000)	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(5)	Call – Crude Oil Future Option	$70	$(37)	$(30)	Dec-15	$7
(4)	Call – London Metal Exchange Copper Option	10,500	(25)	(27)	Dec-11	(2)
	Net Unrealized Appreciation/(Depreciation)		$(62)	$(57)		$5

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Commodity Returns Strategy Portfolio
Consolidated Portfolio of Investments (concluded) — June 30, 2011

SWAP Agreements

	Notional Amount (000)	Swap Premiums Paid (000)	Amount at Value (000)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000)
Total Return Swap Agreement with Goldman Sachs International, based on S&P GSCI Grain Index (a)	$91	$—	$(679)	11/30/11	$(679)
Commodity Swap Agreement with Goldman Sachs based on the Dow-Jones UBS Commodity Total Return Index (b)	21,800	—	125	7/27/11	125
Commodity Swap Agreement with Deutsche Bank AG, based on the Dow-Jones UBS Commodity Total Return Index (b)	29,720	17	175	7/27/11	158
Commodity Swap Agreement with Barclays Bank, based on the Dow-Jones UBS Commodity Total Return Index (b)	18,960	—	111	7/27/11	111
Commodity Swap Agreement with Barclays Bank PLC, based on the Dow-Jones UBS Commodity Index 1 Month Forward Total Return (b)	16,920	—	97	7/27/11	97
Commodity Swap Agreement with Barclays Bank PLC, based on the Dow-Jones UBS Commodity Index 3 Month Forward Total Return (b)	11,360	—	45	7/27/11	45
Variance Swap Agreement with Deutsche Bank, based on the WTI Crude August 2011 Future (b)	160	—	11	7/15/11	11
Variance Swap Agreement with Deutsche Bank, based on the WTI Crude August 2011 Future (b)	190	—	4	7/15/11	4
Interest Rate Swap Agreement with Barclays Bank, based on the London Interbank Offer Rate Index, 0.00% (c)(d)	7,700	(9)	47	12/21/16	56
		$8	$(64)		$(72)
(a)	The Portfolio makes periodic payments when credit spreads, as represented by the Reference Entity widen.
(b)	The Portfolio receives periodic payments when credit spreads, as represented by the Reference Entity widen.
(c)	The Portfolio receives based on stated index and pays the fixed rate.
(d)	Rate reflected is rate at June 30, 2011.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The International Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 97.31%
	Australia — 1.83%
223,704	Alumina Ltd. (Aluminum)	$512
1,983,881	Asciano Ltd. (Railroads)	3,507
111,031	Coca-Cola Amatil Ltd. (Soft Drinks)	1,362
50,242	CSL Ltd. (Biotechnology)	1,786
767,285	Foster’s Group Ltd. (Brewers)	4,237
113,043	Iluka Resources Ltd. (Diversified Metals & Mining)	2,044
57,158	Macquarie Group Ltd. (Investment Banking & Brokerage)	1,928
66,936	Newcrest Mining Ltd. (Gold)	2,712
965,292	Telstra Corp. Ltd. (Integrated Telecommunication Services)	2,999
255,762	Treasury Wine Estates Ltd. (Distillers & Vintners) (a)	932
		22,019
	Austria — 0.23%
23,606	Andritz AG (Industrial Machinery)	2,434
7,323	Vienna Insurance Group Wiener Staedtische Versicherung AG (Multi-line Insurance)	402
		2,836
	Belgium — 0.83%
172,689	Anheuser-Busch InBev NV (Brewers)	10,021
	Brazil — 0.56%
22,000	Banco Bradesco SA – Sponsored ADR (Diversified Banks)*	451
93,100	Hypermarcas SA (Personal Products)*	877
83,843	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas)*	2,839
125,800	Tele Norte Leste Participacoes SA – Sponsored ADR (Integrated Telecommunication Services)*	1,955
20,300	Vale SA – Sponsored ADR (Steel)*	588
		6,710
	Canada — 3.66%
105,000	Barrick Gold Corp. (Gold)*	4,756
102,200	CAE, Inc. (Aerospace & Defense)*	1,379
184,100	Cameco Corp. (Coal & Consumable Fuels)*	4,857
19,806	Canadian National Railway Co. (Railroads)*	1,583
127,406	Canadian Pacific Railway Ltd. (Railroads)*	7,940
104,600	Cenovus Energy, Inc. (Integrated Oil & Gas)*	3,949
47,800	Centerra Gold, Inc. (Gold)*	793
150,500	Centerra Gold, Inc. (Gold) (b)*	2,497
91,600	EnCana Corp. (Oil & Gas Exploration & Production)*	2,829
6,200	First Quantum Minerals Ltd. (Diversified Metals & Mining)*	904
51,900	Inmet Mining Corp. (Diversified Metals & Mining)*	3,736
30,200	Intact Financial Corp. (Property & Casualty Insurance)*	1,735
50,830	Ivanhoe Mines Ltd. (Diversified Metals & Mining) (a)*	1,285

Shares	Security Description	Value (000)
	Canada (continued)
16,000	Onex Corp. (Multi-Sector Holdings)*	$620
88,200	Progressive Waste Solutions Ltd. (Environmental & Facilities Services)*	2,196
59,100	Telus Corp. (Integrated Telecommunication Services)*	3,115
		44,174
	Cayman Islands — 0.03%
196,800	MGM China Holdings Ltd. (Casinos & Gaming) (a)(b)	362
	China — 2.36%
52,983	Baidu, Inc., Class – A – Sponsored ADR (Internet Software & Services) (a)*	7,425
3,787,613	Bank of China Ltd., H Shares (Diversified Banks)	1,854
224,346	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	1,173
3,158,224	China Construction Bank Corp., H Shares (Diversified Banks)	2,629
690,200	China Resources Land Ltd. (Real Estate Development)	1,253
37,893	Ctrip.com International Ltd. – Sponsored ADR (Hotels, Resorts & Cruise Lines) (a)*	1,632
2,211,391	Huabao International Holdings Ltd. (Specialty Chemicals)	2,012
1,854,058	Industrial and Commercial Bank of China Ltd., H Shares (Diversified Banks)	1,414
37,600	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	2,159
299,400	Sinopharm Group Co., H Shares (Health Care Distributors)	1,009
1,839,500	Yue Yuen Industrial (Holdings) Ltd. (Footwear)	5,852
		28,412
	Denmark — 0.53%
38,355	Novo Nordisk A/S, Class – B (Pharmaceuticals)	4,806
179,522	TDC A/S (Integrated Telecommunication Services) (a)(b)	1,638
		6,444
	Finland — 0.45%
144,529	Sampo Oyj, A Shares (Multi-line Insurance)	4,665
70,348	Stora Enso Oyj, R Shares (Paper Products)	739
		5,404
	France — 11.63%
36,627	Air Liquide SA (Industrial Gases)	5,247
357,592	AXA SA (Multi-line Insurance)	8,116
267,028	BNP Paribas (Diversified Banks) (b)	20,588
83,439	Bouygues SA (Construction & Engineering)	3,669
15,200	Compagnie de Saint-Gobain (Building Products)	985
19,800	Compagnie Generale des Etablissements Michelin, Class – B (Tires & Rubber) (b)	1,939
144,458	Danone SA (Packaged Foods & Meats)	10,783
100,405	GDF Suez (Multi-Utilities)	3,669

See accompanying notes to financial statements.

HC CAPITAL TRUST
The International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
34,215	JC Decaux SA (Advertising) (a)	$1,098
10,137	L’Oréal SA (Personal Products)	1,315
206,010	Legrand SA (Electrical Components & Equipment) (b)	8,671
15,933	LVMH Moet Hennessy Louis Vuitton SA (Apparel, Accessories & Luxury Goods)	2,863
164,666	Pernod Ricard SA (Distillers & Vintners)	16,239
1,748	Pinault-Printemps-Redoute SA (Department Stores)	311
38,683	Publicis Groupe (Advertising)	2,159
156,976	Sanofi-Aventis (Pharmaceuticals)	12,626
52,109	Schneider Electric SA (Electrical Components & Equipment)	8,700
70,720	Societe Generale (Diversified Banks)	4,188
65,407	Technip SA (Oil & Gas Equipment & Services)	7,010
17,121	Total SA (Integrated Oil & Gas)	990
26,103	Unibail-Rodamco SE (Retail Real Estate Investment Trusts)	6,030
204,085	Vinci SA (Construction & Engineering)	13,096
		140,292
	Germany — 10.08%
10,180	Allianz SE (Multi-line Insurance)	1,419
39,243	BASF SE (Diversified Chemicals)	3,846
261,331	Bayer AG (Pharmaceuticals)	20,987
11,572	Bayerische Motoren Werke AG (Automobile Manufacturers)	1,155
44,585	Beiersdorf AG (Personal Products)	2,896
5,900	Bilfinger Berger SE (Construction & Engineering)	584
33,250	Brenntag AG (Trading Companies & Distributors) (b)	3,867
225,600	Commerzbank AG (Diversified Banks) (a)	972
135,962	Daimler AG (Automobile Manufacturers)	10,252
23,288	Deutsche Bank AG (Diversified Capital Markets)	1,374
38,063	Deutsche Boerse AG (Specialized Finance)	2,890
406,508	Deutsche Post AG (Air Freight & Logistics)	7,814
34,608	HeidelbergCement AG (Construction Materials)	2,213
122,244	Linde AG (Industrial Gases)	21,445
5,253	Metro AG (Hypermarkets & Super Centers)	318
58,260	Muenchener Rueckversicherungs-Gesellschaft AG (Reinsurance)	8,893
154,576	SAP AG (Application Software)	9,371
155,092	Siemens AG (Industrial Conglomerates)	21,311
		121,607
	Greece — 0.53%
409,330	OPAP SA (Casinos & Gaming)	6,392
	Hong Kong — 6.21%
4,331,000	AIA Group Ltd. (Life & Health Insurance) (a)(b)	15,077

Shares	Security Description	Value (000)
	Hong Kong (continued)
672,331	BOC Hong Kong (Holdings) Ltd. (Diversified Banks)	$1,959
267,100	Cheung Kong (Holdings) Ltd. (Diversified Real Estate Activities)	3,922
540,721	Galaxy Entertainment Group Ltd. (Casinos & Gaming) (a)	1,163
141,078	Hang Seng Bank Ltd. (Diversified Banks)	2,257
421,400	Henderson Land Development Co. Ltd. (Diversified Real Estate Activities)	2,725
1,894,497	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4,310
144,600	Hong Kong Exchanges & Clearing Ltd. (Specialized Finance)	3,045
196,630	HongKong Land Holdings Ltd. (Real Estate Operating Companies)	1,402
504,000	Li & Fung Ltd. (Distributors)	1,007
1,062,987	NWS Holdings Ltd. (Industrial Conglomerates)	1,425
4,958,336	Sands China Ltd. (Casinos & Gaming) (a)	13,440
1,963,500	Sino Land Co. Ltd. (Real Estate Development)	3,158
449,000	SJM Holdings Ltd. (Casinos & Gaming)	1,068
319,400	Sun Hung Kai Properties Ltd. (Diversified Real Estate Activities)	4,669
67,500	Swire Pacific Ltd., Class – A (Diversified Real Estate Activities)	994
150,400	The Bank of East Asia Ltd. (Diversified Banks)	619
143,000	The Link Real Estate Investment Trust (Retail Real Estate Investment Trusts)	489
616,000	The Wharf (Holdings) Ltd. (Diversified Real Estate Activities)	4,296
250,000	Tingyi (Cayman Islands) Holding Corp. (Packaged Foods & Meats)	774
2,171,198	Wynn Macau Ltd. (Casinos & Gaming)	7,110
		74,909
	India — 0.25%
3,700	HDFC Bank Ltd. – Sponsored ADR (Diversified Banks)*	653
24,300	ICICI Bank Ltd. – Sponsored ADR (Diversified Banks)*	1,198
27,600	Reliance Industries Ltd. – Sponsored GDR (Oil & Gas Refining & Marketing)	1,109
		2,960
	Ireland — 0.23%
77,768	CRH PLC (Construction Materials)	1,723
6,800	Ryanair Holdings PLC – Sponsored ADR (Airlines)*	200
72,001	Smurfit Kappa Group PLC (Paper Packaging) (a)	860
		2,783
	Israel — 0.21%
121,395	Bank Leumi Le-Israel (Diversified Banks) (b)	574
122,425	Israel Chemicals Ltd. (Fertilizers & Agricultural Chemicals)	1,955
		2,529

See accompanying notes to financial statements.

HC CAPITAL TRUST
The International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Italy — 1.35%
241,154	Fiat Industrial SpA (Construction & Farm Machinery & Heavy Trucks) (a)	$3,114
785,017	Intesa Sanpaolo (Diversified Banks) (b)	2,090
248,743	Intesa Sanpaolo RSP (Diversified Banks)	536
708,248	Snam Rete Gas SpA (Gas Utilities)	4,192
2,986,068	UniCredit SpA (Diversified Banks)	6,320
		16,252
	Japan — 14.98%
105,000	Ajinomoto Co., Inc. (Packaged Foods & Meats)	1,247
118,900	Bridgestone Corp. (Tires & Rubber)	2,740
109,000	Canon, Inc. (Office Electronics)	5,186
124,800	Denso Corp. (Auto Parts & Equipment)	4,642
18,000	Fanuc Ltd. (Industrial Machinery)	3,011
25,600	Hamamatsu Photonics K.K. (Electronic Components)	1,107
2,524,000	Haseko Corp. (Homebuilding) (a)	1,827
655,000	Hitachi Ltd. (Electronic Equipment & Instruments)	3,888
401,400	Honda Motor Co. Ltd. (Automobile Manufacturers)	15,468
24,900	IBIDEN Co. Ltd. (Electronic Components)	780
1,072	Japan Tobacco, Inc. (Tobacco)	4,139
353,000	JGC Corp. (Construction & Engineering)	9,673
121,000	Kawasaki Kisen Kaisha Ltd. (Marine)	423
841	KDDI Corp. (Wireless Telecommunication Services)	6,052
24,200	Keyence Corp. (Electronic Equipment & Instruments)	6,872
120,500	Kurita Water Industries Ltd. (Industrial Machinery)	3,596
18,600	MISUMI Group, Inc. (Trading Companies & Distributors)	482
234,700	Mitsubishi Corp. (Trading Companies & Distributors)	5,863
128,600	Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)	627
217,300	MITSUI & CO. Ltd. (Trading Companies & Distributors)	3,758
496,000	Mitsui O.S.K. Lines Ltd. (Marine)	2,669
144,300	Murata Manufacturing Co. Ltd. (Electronic Components)	9,649
9,100	Nintendo Co. Ltd. (Home Entertainment Software)	1,709
67,300	Nissan Motor Co. Ltd. (Automobile Manufacturers)	707
45,700	Oracle Corp. Japan (Systems Software)	1,992
115,700	Sankyo Co. Ltd. (Leisure Products)	5,979
7,400	SHIMAMURA Co. Ltd. (Apparel Retail)	706
106,300	Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals)	5,699
59,300	SMC Corp. (Industrial Machinery)	10,692
389,800	SOFTBANK Corp. (Wireless Telecommunication Services)	14,765

Shares	Security Description	Value (000)
	Japan (continued)
42,800	SONY Corp. (Electronic Equipment & Instruments)	$1,130
583,600	Sony Financial Holdings, Inc. (Life & Health Insurance) (b)	10,553
200,000	Sumitomo Chemical Co. Ltd. (Diversified Chemicals)	999
213,300	Sumitomo Corp. (Trading Companies & Distributors)	2,902
71,000	Sumitomo Mitsui Financial Group, Inc. (Diversified Banks)	2,190
53,900	Suzuki Motor Corp. (Automobile Manufacturers)	1,215
100,200	Sysmex Corp. (Health Care Equipment)	3,769
15,800	TDK Corp. (Electronic Components)	872
12,100	Terumo Corp. (Health Care Equipment)	655
28,500	Tokio Marine Holdings, Inc. (Property & Casualty Insurance)	798
89,400	Tokyo Electron Ltd. (Semiconductor Equipment)	4,890
266,800	Toyota Motor Corp. (Automobile Manufacturers)	10,989
97,600	Trend Micro, Inc. (Systems Software)	3,033
2,168	Yahoo Japan Corp. (Internet Software & Services)	746
		180,689
	Jersey — 0.91%
316,700	Glencore International PLC (Diversified Metals & Mining) (a)(b)	2,495
175,201	Petrofac Ltd. (Oil & Gas Equipment & Services)	4,260
133,145	Shire PLC (Pharmaceuticals)	4,162
		10,917

	Luxembourg — 0.49%
405,900	Samsonite International SA (Apparel, Accessories & Luxury Goods) (a)(b)	767
181,688	SES – FDR, Class – A (Cable & Satellite)	5,103
		5,870
	Malaysia — 0.07%
265,000	CIMB Group Holdings Berhad (Diversified Banks)	785
	Mexico — 0.13%
15,400	America Movil SAB de CV, Series L – Sponsored ADR (Wireless Telecommunication Services)*	830
47,600	Telefonos de Mexico SAB de CV, Series L – Sponsored ADR (Integrated Telecommunication Services)*	785
		1,615
	Netherlands — 5.49%
244,690	Akzo Nobel NV (Diversified Chemicals)	15,458
159,058	ASML Holding NV (Semiconductor Equipment)	5,866
28,428	ASML Holding NV – NYS ADR (Semiconductor Equipment)*	1,051

See accompanying notes to financial statements.

HC CAPITAL TRUST
The International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
51,706	European Aeronautic Defence and Space Co. (Aerospace & Defense)	$1,730
20,502	Fugro NV (Oil & Gas Equipment & Services)	1,477
104,087	Gemalto NV (Computer Storage & Peripherals)	4,970
33,444	Koninklijke DSM NV (Diversified Chemicals)	2,170
310,819	Koninklijke KPN NV (Integrated Telecommunication Services)	4,520
1,012,730	Reed Elsevier NV (Publishing)	13,603
417,863	TNT Express NV (Air Freight & Logistics) (a)	4,333
465,378	TNT NV (Air Freight & Logistics)	3,943
116,693	Unilever NV (Packaged Foods & Meats)	3,830
146,180	Wolters Kluwer NV (Publishing)	3,241
		66,192
	Norway — 0.47%
116,891	Aker Solutions ASA (Oil & Gas Equipment & Services)	2,337
94,789	Seadrill Ltd. (Oil & Gas Drilling)	3,335
		5,672
	Papua New Guinea — 0.28%
476,397	Oil Search Ltd. (Oil & Gas Exploration & Production) (b)	3,410
	Poland — 0.16%
10,500	Powszechny Zaklad Ubezpieczen SA (Multi-line Insurance) (b)	1,436
85,700	Telekomunikacja Polska SA (Integrated Telecommunication Services)	521
		1,957
	Portugal — 0.08%
268,615	Banco Espirito Santo SA – Registered (Diversified Banks)	1,001
	Russia — 0.74%
611,924	Gazprom – Sponsored ADR (Integrated Oil & Gas) (a)*	8,904
	Singapore — 1.62%
80,316	City Developments Ltd. (Diversified Real Estate Activities)	682
246,141	DBS Group Holdings Ltd. (Diversified Banks)	2,945
1,175,787	Genting Singapore PLC (Casinos & Gaming) (a)	1,854
1,450,000	Hutchison Port Holdings Trust (Marine Ports & Services) (a)(b)	1,225
863,608	Olam International Ltd. (Food Distributors) (b)	1,921
34,000	SembCorp Industries Ltd. (Industrial Conglomerates)	139
964,000	SembCorp Marine Ltd. (Construction & Farm Machinery & Heavy Trucks)	4,173
536,000	Singapore Airlines Ltd. (Airlines)	6,205

Shares	Security Description	Value (000)
	Singapore (continued)
84,000	Wilmar International Ltd. (Industrial Conglomerates)	$372
		19,516
	South Korea — 2.96%
59,060	Hynix Semiconductor, Inc. (Semiconductors)	1,396
17,045	Hyundai Heavy Industries Co. Ltd. (Construction & Farm Machinery & Heavy Trucks)	7,115
4,396	Hyundai Mobis (Auto Parts & Equipment)	1,654
165,129	KT&G Corp. (Tobacco)	10,284
12,311	LG Chem Ltd. (Commodity Chemicals)	5,658
10,305	NHN Corp. (Internet Software & Services)(a)	1,827
9,968	Samsung Electronics Co. Ltd. (Semiconductors)	7,749
		35,683
	Spain — 2.32%
595,575	Banco Santander SA (Diversified Banks)	6,860
339,320	Enagas (Gas Utilities)	8,216
34,912	Industria de Diseno Textil SA (Apparel Retail) (b)	3,181
115,310	Repsol YPF SA (Integrated Oil & Gas) (b)	3,999
103,007	Tecnicas Reunidas SA (Oil & Gas Equipment & Services)	5,286
18,380	Telefonica SA (Integrated Telecommunication Services)	449
		27,991
	Sweden — 1.24%
97,258	Assa Abloy AB, Class – B (Building Products)	2,615
89,735	Hennes & Mauritz AB, B Shares (Apparel Retail)	3,099
74,000	Lundin Petroleum AB (Oil & Gas Exploration & Production) (a)	1,006
126,081	Sandvik AB (Industrial Machinery)	2,210
619,290	Skandinaviska Enskilda Banken AB, Class – A (Diversified Banks)	5,065
30,300	Svenska Handelsbanken AB, A Shares (Diversified Banks)	935
		14,930
	Switzerland — 8.84%
85,414	Adecco SA (Human Resource & Employment Services)	5,484
33,376	Compagnie Financiere Richemont SA, Class – A (Apparel, Accessories & Luxury Goods)	2,188
16,486	Credit Suisse Group AG (Diversified Capital Markets)	643
9,824	Givaudan SA – Registered (Specialty Chemicals)	10,396
55,886	Holcim Ltd. – Registered (Construction Materials)	4,228
7,606	Kuehne + Nagel International AG – Registered (Marine)	1,156
202,128	Nestle SA (Packaged Foods & Meats)	12,582
267,908	Novartis AG – Registered (Pharmaceuticals)	16,424

See accompanying notes to financial statements.

HC CAPITAL TRUST
The International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
86,817	Roche Holding AG – Genusscheine (Pharmaceuticals)	$14,539
3,054	Sonova Holding AG – Registered (Health Care Equipment)	285
8,028	Swisscom AG – Registered (Integrated Telecommunication Services)	3,681
12,655	Syngenta AG – Registered (Fertilizers & Agricultural Chemicals)	4,278
13,563	The Swatch Group AG (Apparel, Accessories & Luxury Goods)	6,847
10,300	The Swatch Group AG – Registered (Apparel, Accessories & Luxury Goods)	926
17,300	Transocean Ltd. (Oil & Gas Drilling)	1,130
864,908	UBS AG – Registered (Diversified Capital Markets) (a)	15,789
23,965	Zurich Financial Services AG (Multi-line Insurance)	6,066
		106,642
	Taiwan — 0.22%
86,610	Hon Hai Precision Industry Co. Ltd. – Sponsored GDR, Registered Shares (Electronic Manufacturing Services)	594
161,800	Taiwan Semiconductor Manufacturing Co. Ltd. – Sponsored ADR (Semiconductors)*	2,040
		2,634
	United Kingdom — 15.15%
33,022	Anglo American PLC (Diversified Metals & Mining)	1,637
22,400	ARM Holdings PLC (Semiconductors)	211
59,300	Autonomy Corp. PLC (Application Software) (a)	1,624
912,999	Aviva PLC (Multi-line Insurance)	6,426
819,234	Balfour Beatty PLC (Construction & Engineering)	4,061
2,998,959	Barclays PLC (Diversified Banks)	12,301
285,296	BG Group PLC (Integrated Oil & Gas)	6,477
104,597	BHP Billiton PLC (Diversified Metals & Mining)	4,109
325,700	BowLeven PLC (Oil & Gas Exploration & Production) (a)	1,756
621,450	BP PLC (Integrated Oil & Gas)	4,575
263,311	British American Tobacco PLC (Tobacco)	11,545
766,400	Cable & Wireless Worldwide PLC (Alternative Carriers)	567
1,108,700	Cairn Energy PLC (Oil & Gas Exploration & Production) (a)	7,393
60,400	Diageo PLC (Distillers & Vintners)	1,235
1,744,400	Dixons Retail PLC (Computer & Electronics Retail) (a)	470
270,232	Eurasian Natural Resources Corp. (Diversified Metals & Mining)	3,390
873,800	GKN PLC (Auto Parts & Equipment)	3,257
533,009	HSBC Holdings PLC (Diversified Banks)	5,284

Shares	Security Description	Value (000)
	United Kingdom (continued)
863,866	HSBC Holdings PLC (HK) (Diversified Banks)	$8,591
320,771	Imperial Tobacco Group PLC (Tobacco)	10,678
22,839	Johnson Matthey PLC (Specialty Chemicals)	721
633,942	Kingfisher PLC (Home Improvement Retail)	2,723
3,733,300	Lloyds Banking Group PLC (Diversified Banks) (a)	2,933
483,739	Michael Page International PLC (Human Resource & Employment Services)	4,155
100,660	National Grid PLC (Multi-Utilities)	991
247,400	Premier Farnell PLC (Technology Distributors)	989
134,400	Premier Oil PLC (Oil & Gas Exploration & Production) (a)	964
336,463	Prudential PLC (Life & Health Insurance)	3,884
1,049,501	Rexam PLC (Metal & Glass Containers)	6,451
171,093	Rio Tinto PLC (Diversified Metals & Mining)	12,352
1,167,184	Rolls-Royce Holdings PLC (Aerospace & Defense) (a)	12,085
35,100	Rotork PLC (Industrial Machinery)	949
44,969	Royal Dutch Shell PLC, A Shares (Integrated Oil & Gas)	1,597
81,807	SABMiller PLC (Brewers)	2,985
6,100	Shire PLC – Sponsored ADR (Pharmaceuticals)*	575
104,851	Standard Chartered PLC (Diversified Banks)	2,754
102,191	Tate & Lyle PLC (Packaged Foods & Meats)	1,011
972,589	Tesco PLC (Food Retail)	6,283
137,828	Tullow Oil PLC (Oil & Gas Exploration & Production)	2,744
2,839,503	Vodafone Group PLC (Wireless Telecommunication Services)	7,528
92,000	Whitbread PLC (Restaurants)	2,385
634,909	WPP PLC (Broadcasting)	7,953
96,334	Xstrata PLC (Diversified Metals & Mining)	2,121
		182,720
	United States — 0.19%
38,659	Accenture PLC, Class – A (IT Consulting & Other Services)*	2,336
	Total Common Stocks	1,173,570
	Preferred Stock — 0.04%
	Brazil — 0.04%
15,200	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas)*	466
	Total Preferred Stock	466

See accompanying notes to financial statements.

HC CAPITAL TRUST
The International Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Principal Amount (000)	Security Description	Value (000)
	Time Deposit — 2.58%
$31,111	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	$31,111
	Total Time Deposit	31,111
	Total Investments (cost $937,547) — 99.93%	1,205,147
	Other assets in excess of liabilities — 0.07%	900
	Net Assets — 100.00%	$1,206,047
*	Common stock securities that were not fair valued on June 30, 2011 and represents a Level 1 security. All other stocks were fair valued and represent Level 2 securities. Refer to Note 2 in Notes to Financial Statements.
(a)	Represents non-income producing security.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

NYS — New York Registered Shares

RSP — Retirement Savings Shares

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The International Equity Portfolio	Artisan Partners LP	Capital Guardian Trust Co.	Causeway Capital Management LLC	Total
Common Stocks	22.99%	40.41%	33.98%	97.38%
Preferred Stocks	—	0.04%	—	0.04%
Time Deposits	1.81%	0.38%	0.39%	2.58%
Total Investments	24.80%	40.83%	34.37%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Sold
1,428,383	Australian Dollar	Credit Suisse	7/19/11	$1,518	$1,529	$(11)
389,276	Euro	Bank of America	7/29/11	550	564	(14)
2,509,679	Euro	Bank of America	8/3/11	3,591	3,636	(45)
187,747,735	Japanese Yen	UBS	7/21/11	2,345	2,333	12
	Total Currencies Sold			$8,004	$8,062	$(58)
	Net Unrealized Appreciation/(Depreciation)					$(58)

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional International Equity Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 96.46%
	Australia — 1.79%
322,571	Alumina Ltd. (Aluminum)	$739
3,216,011	Asciano Ltd. (Railroads)	5,685
205,794	Coca-Cola Amatil Ltd. (Soft Drinks)	2,524
79,180	CSL Ltd. (Biotechnology)	2,814
1,246,147	Foster’s Group Ltd. (Brewers)	6,882
93,023	Iluka Resources Ltd. (Diversified Metals & Mining)	1,682
62,231	Macquarie Group Ltd. (Investment Banking & Brokerage)	2,099
101,632	Newcrest Mining Ltd. (Gold)	4,117
1,118,833	Telstra Corp. Ltd. (Integrated Telecommunication Services)	3,476
415,382	Treasury Wine Estates Ltd. (Distillers & Vintners) (a)	1,514
		31,532
	Austria — 0.15%
18,824	Andritz AG (Industrial Machinery)	1,941
11,480	Vienna Insurance Group Wiener Staedtische Versicherung AG (Multi-line Insurance)	630
		2,571
	Belgium — 0.96%
289,373	Anheuser-Busch InBev NV (Brewers)	16,793
	Brazil — 0.56%
34,000	Banco Bradesco SA – Sponsored ADR (Diversified Banks) *	697
119,700	Hypermarcas SA (Personal Products) *	1,128
138,601	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas) *	4,693
166,500	Tele Norte Leste Participacoes SA – Sponsored ADR (Integrated Telecommunication Services) *	2,587
28,000	Vale SA – Sponsored ADR (Steel) *	810
		9,915
	Canada — 3.85%
144,000	Barrick Gold Corp. (Gold) *	6,522
205,200	CAE, Inc. (Aerospace & Defense) *	2,769
251,500	Cameco Corp. (Coal & Consumable Fuels) *	6,636
33,331	Canadian National Railway Co. (Railroads) *	2,663
210,340	Canadian Pacific Railway Ltd. (Railroads) *	13,108
156,000	Cenovus Energy, Inc. (Integrated Oil & Gas) *	5,889
74,100	Centerra Gold, Inc. (Gold) *	1,230
225,400	Centerra Gold, Inc. (Gold) (b) *	3,740
132,300	EnCana Corp. (Oil & Gas Exploration & Production) *	4,086
9,800	First Quantum Minerals Ltd. (Diversified Metals & Mining) *	1,429
73,000	Inmet Mining Corp. (Diversified Metals & Mining) *	5,254

Shares	Security Description	Value (000)
	Canada (continued)
46,300	Intact Financial Corp. (Property & Casualty Insurance) *	$2,660
93,840	Ivanhoe Mines Ltd. (Diversified Metals & Mining) (a) *	2,372
24,600	Onex Corp. (Multi-Sector Holdings) *	954
134,800	Progressive Waste Solutions Ltd. (Environmental & Facilities Services) *	3,357
94,900	Telus Corp. (Integrated Telecommunication Services) *	5,002
		67,671
	Cayman Islands — 0.03%
321,600	MGM China Holdings Ltd. (Casinos & Gaming) (a)(b)	592
	China — 2.58%
88,338	Baidu, Inc., Class – A – Sponsored ADR (Internet Software & Services) (a) *	12,379
6,760,335	Bank of China Ltd., H Shares (Diversified Banks)	3,309
396,923	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	2,074
5,238,000	China Construction Bank Corp., H Shares (Diversified Banks)	4,361
1,134,000	China Resources Land Ltd. (Real Estate Development)	2,058
62,553	Ctrip.com International Ltd. – Sponsored ADR (Hotels, Resorts & Cruise Lines) (a) *	2,695
3,710,931	Huabao International Holdings Ltd. (Specialty Chemicals)	3,376
2,777,952	Industrial and Commercial Bank of China Ltd., H Shares (Diversified Banks)	2,119
56,400	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	3,239
377,500	Sinopharm Group Co., H Shares (Health Care Distributors)	1,272
2,648,000	Yue Yuen Industrial (Holdings) Ltd. (Footwear)	8,424
		45,306
	Denmark — 0.48%
43,937	Novo Nordisk A/S, Class – B (Pharmaceuticals)	5,505
330,465	TDC A/S (Integrated Telecommunication Services) (a)(b)	3,017
		8,522
	Finland — 0.41%
221,354	Sampo Oyj, A Shares (Multi-line Insurance)	7,146
	France — 11.55%
49,353	Air Liquide SA (Industrial Gases)	7,070
510,396	AXA SA (Multi-line Insurance)	11,585
385,441	BNP Paribas (Diversified Banks) (b)	29,718
146,585	Bouygues SA (Construction & Engineering)	6,445
33,650	Compagnie de Saint-Gobain (Building Products)	2,181

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
28,486	Compagnie Generale des Etablissements Michelin, Class – B (Tires & Rubber) (b)	$2,790
225,949	Danone SA (Packaged Foods & Meats)	16,866
146,385	GDF Suez (Multi-Utilities)	5,349
51,885	JC Decaux SA (Advertising) (a)	1,665
14,843	L’Oreal SA (Personal Products)	1,926
290,613	Legrand SA (Electrical Components & Equipment) (b)	12,231
24,066	LVMH Moet Hennessy Louis Vuitton SA (Apparel, Accessories & Luxury Goods)	4,324
221,006	Pernod Ricard SA (Distillers & Vintners)	21,794
2,858	Pinault-Printemps-Redoute SA (Department Stores)	509
65,554	Publicis Groupe (Advertising)	3,659
220,788	Sanofi-Aventis (Pharmaceuticals)	17,758
70,047	Schneider Electric SA (Electrical Components & Equipment)	11,695
102,336	Societe Generale (Diversified Banks)	6,060
85,810	Technip SA (Oil & Gas Equipment & Services)	9,197
21,395	Total SA (Integrated Oil & Gas)	1,237
42,768	Unibail-Rodamco SE (Retail Real Estate Investment Trusts)	9,880
295,802	Vinci SA (Construction & Engineering)	18,982
		202,921
	Germany — 10.11%
9,512	Allianz SE (Multi-line Insurance)	1,326
63,735	BASF SE (Diversified Chemicals)	6,247
384,697	Bayer AG (Pharmaceuticals)	30,894
13,728	Bayerische Motoren Werke AG (Automobile Manufacturers)	1,371
75,617	Beiersdorf AG (Personal Products)	4,912
8,760	Bilfinger Berger SE (Construction & Engineering)	867
57,413	Brenntag AG (Trading Companies & Distributors) (b)	6,677
299,778	Commerzbank AG (Diversified Banks) (a)	1,291
209,799	Daimler AG (Automobile Manufacturers)	15,820
35,062	Deutsche Bank AG (Diversified Capital Markets)	2,069
52,625	Deutsche Boerse AG (Specialized Finance)	3,995
561,562	Deutsche Post AG (Air Freight & Logistics)	10,795
64,266	HeidelbergCement AG (Construction Materials)	4,110
180,414	Linde AG (Industrial Gases)	31,649
8,089	Metro AG (Hypermarkets & Super Centers)	490
72,444	Muenchener Rueckversicherungs-Gesellschaft AG (Reinsurance)	11,058
206,986	SAP AG (Application Software)	12,548

Shares	Security Description	Value (000)
	Germany (continued)
228,358	Siemens AG (Industrial Conglomerates)	$31,378
		177,497
	Greece — 0.47%
529,360	OPAP SA (Casinos & Gaming)	8,267
	Hong Kong — 6.49%
6,411,400	AIA Group Ltd. (Life & Health Insurance) (a)(b)	22,319
1,140,477	BOC Hong Kong (Holdings) Ltd. (Diversified Banks)	3,322
433,900	Cheung Kong (Holdings) Ltd. (Diversified Real Estate Activities)	6,372
919,861	Galaxy Entertainment Group Ltd. (Casinos & Gaming) (a)	1,979
233,676	Hang Seng Bank Ltd. (Diversified Banks)	3,738
684,900	Henderson Land Development Co. Ltd. (Diversified Real Estate Activities)	4,429
2,065,250	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4,698
236,300	Hong Kong Exchanges & Clearing Ltd. (Specialized Finance)	4,976
329,789	HongKong Land Holdings Ltd. (Real Estate Operating Companies)	2,352
452,000	Li & Fung Ltd. (Distributors)	903
1,827,641	NWS Holdings Ltd. (Industrial Conglomerates)	2,450
8,049,883	Sands China Ltd. (Casinos & Gaming) (a)	21,820
3,204,500	Sino Land Co. Ltd. (Real Estate Development)	5,154
595,000	SJM Holdings Ltd. (Casinos & Gaming)	1,415
519,800	Sun Hung Kai Properties Ltd. (Diversified Real Estate Activities)	7,598
82,500	Swire Pacific Ltd., Class – A (Diversified Real Estate Activities)	1,215
267,800	The Bank of East Asia Ltd. (Diversified Banks)	1,103
192,500	The Link Real Estate Investment Trust (Retail Real Estate Investment Trusts)	658
650,300	The Wharf (Holdings) Ltd. (Diversified Real Estate Activities)	4,535
408,000	Tingyi (Cayman Islands) Holding Corp. (Packaged Foods & Meats)	1,263
3,547,253	Wynn Macau Ltd. (Casinos & Gaming)	11,617
		113,916
	India — 0.25%
5,600	HDFC Bank Ltd. – Sponsored ADR (Diversified Banks) *	988
35,400	ICICI Bank Ltd. – Sponsored ADR (Diversified Banks) *	1,745
42,800	Reliance Industries Ltd. – Sponsored GDR (Oil & Gas Refining & Marketing)	1,721
		4,454
	Ireland — 0.16%
60,794	CRH PLC (Construction Materials)	1,347
9,900	Ryanair Holdings PLC – Sponsored ADR (Airlines) *	290

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ireland (continued)
98,562	Smurfit Kappa Group PLC (Paper Packaging) (a)	$1,177
		2,814
	Israel — 0.18%
167,414	Bank Leumi Le-Israel (Diversified Banks) (b)	792
145,595	Israel Chemicals Ltd. (Fertilizers & Agricultural Chemicals)	2,324
		3,116
	Italy — 1.35%
393,430	Fiat Industrial SpA (Construction & Farm Machinery & Heavy Trucks) (a)	5,081
1,277,695	Intesa Sanpaolo (Diversified Banks) (b)	3,402
438,308	Intesa Sanpaolo RSP (Diversified Banks)	945
994,438	Snam Rete Gas SpA (Gas Utilities)	5,885
4,006,200	UniCredit SpA (Diversified Banks)	8,479
		23,792
	Japan — 14.67%
151,000	Ajinomoto Co., Inc. (Packaged Foods & Meats)	1,793
193,400	Bridgestone Corp. (Tires & Rubber)	4,457
141,600	Canon, Inc. (Office Electronics)	6,737
191,100	Denso Corp. (Auto Parts & Equipment)	7,109
27,700	Fanuc Ltd. (Industrial Machinery)	4,633
36,900	Hamamatsu Photonics K.K. (Electronic Components)	1,596
4,020,000	Haseko Corp. (Homebuilding) (a)	2,910
881,000	Hitachi Ltd. (Electronic Equipment & Instruments)	5,230
612,300	Honda Motor Co. Ltd. (Automobile Manufacturers)	23,594
38,400	IBIDEN Co. Ltd. (Electronic Components)	1,202
1,788	Japan Tobacco, Inc. (Tobacco)	6,903
476,000	JGC Corp. (Construction & Engineering)	13,043
376,000	Kawasaki Kisen Kaisha Ltd. (Marine)	1,315
1,366	KDDI Corp. (Wireless Telecommunication Services)	9,830
32,800	Keyence Corp. (Electronic Equipment & Instruments)	9,315
163,000	Kurita Water Industries Ltd. (Industrial Machinery)	4,864
26,900	MISUMI Group, Inc. (Trading Companies & Distributors)	697
329,500	Mitsubishi Corp. (Trading Companies & Distributors)	8,232
191,500	Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)	933
358,800	MITSUI & CO. Ltd. (Trading Companies & Distributors)	6,205
683,000	Mitsui O.S.K. Lines Ltd. (Marine)	3,676
200,300	Murata Manufacturing Co. Ltd. (Electronic Components)	13,394
9,300	Nintendo Co. Ltd. (Home Entertainment Software)	1,747

Shares	Security Description	Value (000)
	Japan (continued)
89,300	Nissan Motor Co. Ltd. (Automobile Manufacturers)	$939
67,400	Oracle Corp. Japan (Systems Software)	2,938
155,700	Sankyo Co. Ltd. (Leisure Products)	8,046
11,000	SHIMAMURA Co. Ltd. (Apparel Retail)	1,049
142,300	Shin-Etsu Chemical Co. Ltd. (Specialty Chemicals)	7,629
70,400	SMC Corp. (Industrial Machinery)	12,693
572,000	SOFTBANK Corp. (Wireless Telecommunication Services)	21,667
57,100	SONY Corp. (Electronic Equipment & Instruments)	1,507
728,700	Sony Financial Holdings, Inc. (Life & Health Insurance)	13,177
504,000	Sumitomo Chemical Co. Ltd. (Diversified Chemicals)	2,517
364,500	Sumitomo Corp. (Trading Companies & Distributors)	4,960
112,000	Sumitomo Mitsui Financial Group, Inc. (Diversified Banks)	3,454
80,200	Suzuki Motor Corp. (Automobile Manufacturers)	1,808
146,000	Sysmex Corp. (Health Care Equipment)	5,492
21,000	TDK Corp. (Electronic Components)	1,159
43,200	Tokio Marine Holdings, Inc. (Property & Casualty Insurance)	1,210
123,700	Tokyo Electron Ltd. (Semiconductor Equipment)	6,765
366,900	Toyota Motor Corp. (Automobile Manufacturers)	15,111
135,100	Trend Micro, Inc. (Systems Software)	4,198
5,494	Yahoo Japan Corp. (Internet Software & Services)	1,891
		257,625
	Jersey — 0.78%
428,300	Glencore International PLC (Diversified Metals & Mining) (a)(b)	3,374
236,117	Petrofac Ltd. (Oil & Gas Equipment & Services)	5,741
145,955	Shire PLC (Pharmaceuticals)	4,563
		13,678
	Luxembourg — 0.47%
546,000	Samsonite International SA (Apparel, Accessories & Luxury Goods) (a)(b)	1,031
256,612	SES – FDR, Class – A (Cable & Satellite)	7,208
		8,239
	Malaysia — 0.07%
410,000	CIMB Group Holdings Berhad (Diversified Banks)	1,215
	Mexico — 0.06%
20,200	America Movil SAB de CV, Series L – Sponsored ADR (Wireless Telecommunication Services)*	1,088
	Netherlands — 5.37%
343,986	Akzo Nobel NV (Diversified Chemicals)	21,731

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
205,611	ASML Holding NV (Semiconductor Equipment)	$7,583
42,772	ASML Holding NV – NYS ADR (Semiconductor Equipment) *	1,581
75,497	European Aeronautic Defence and Space Co. (Aerospace & Defense)	2,526
26,611	Fugro NV (Oil & Gas Equipment & Services)	1,916
136,486	Gemalto NV (Computer Storage & Peripherals)	6,517
61,610	Koninklijke DSM NV (Diversified Chemicals)	3,998
433,952	Koninklijke KPN NV (Integrated Telecommunication Services)	6,311
1,395,192	Reed Elsevier NV (Publishing)	18,741
573,724	TNT Express NV (Air Freight & Logistics) (a)	5,950
628,304	TNT NV (Air Freight & Logistics)	5,323
195,317	Unilever NV (Packaged Foods & Meats)	6,410
255,578	Wolters Kluwer NV (Publishing)	5,666
		94,253
	Norway — 0.47%
159,783	Aker Solutions ASA (Oil & Gas Equipment & Services)	3,194
142,388	Seadrill Ltd. (Oil & Gas Drilling)	5,009
		8,203
	Papua New Guinea — 0.28%
688,780	Oil Search Ltd. (Oil & Gas Exploration & Production) (b)	4,930
	Poland — 0.16%
14,000	Powszechny Zaklad Ubezpieczen SA (Multi-line Insurance) (b)	1,914
141,200	Telekomunikacja Polska SA (Integrated Telecommunication Services)	859
		2,773
	Portugal — 0.05%
259,221	Banco Espirito Santo SA – Registered (Diversified Banks)	966
	Russia — 0.75%
900,974	Gazprom – Sponsored ADR (Integrated Oil & Gas) (a) *	13,109
	Singapore — 1.54%
142,908	City Developments Ltd. (Diversified Real Estate Activities)	1,214
379,596	DBS Group Holdings Ltd. (Diversified Banks)	4,542
1,989,382	Genting Singapore PLC (Casinos & Gaming) (a)	3,137
2,120,000	Hutchison Port Holdings Trust (Marine Ports & Services) (a)(b)	1,791
1,200,897	Olam International Ltd. (Food Distributors) (b)	2,670
47,000	SembCorp Industries Ltd. (Industrial Conglomerates)	192

Shares	Security Description	Value (000)
	Singapore (continued)
1,292,000	SembCorp Marine Ltd. (Construction & Farm Machinery & Heavy Trucks)	$5,593
643,000	Singapore Airlines Ltd. (Airlines)	7,444
125,000	Wilmar International Ltd. (Industrial Conglomerates)	553
		27,136
	South Korea — 2.77%
87,800	Hynix Semiconductor, Inc. (Semiconductors)	2,075
23,770	Hyundai Heavy Industries Co. Ltd. (Construction & Farm Machinery & Heavy Trucks)	9,922
6,400	Hyundai Mobis (Auto Parts & Equipment)	2,408
227,014	KT&G Corp. (Tobacco)	14,138
16,196	LG Chem Ltd. (Commodity Chemicals)	7,444
16,750	NHN Corp. (Internet Software & Services) (a)	2,970
12,410	Samsung Electronics Co. Ltd. (Semiconductors)	9,647
		48,604
	Spain — 2.20%
868,907	Banco Santander SA (Diversified Banks)	10,009
441,474	Enagas (Gas Utilities)	10,689
55,876	Industria de Diseno Textil SA (Apparel Retail)	5,090
168,412	Repsol YPF SA (Integrated Oil & Gas) (b)	5,841
138,271	Tecnicas Reunidas SA (Oil & Gas Equipment & Services)	7,096
		38,725
	Sweden — 1.18%
104,650	Assa Abloy AB, Class – B (Building Products)	2,814
130,713	Hennes & Mauritz AB, B Shares (Apparel Retail)	4,514
98,000	Lundin Petroleum AB (Oil & Gas Exploration & Production) (a)	1,333
214,086	Sandvik AB (Industrial Machinery)	3,752
837,435	Skandinaviska Enskilda Banken AB, Class – A (Diversified Banks)	6,850
46,400	Svenska Handelsbanken AB, A Shares (Diversified Banks)	1,431
		20,694
	Switzerland — 8.96%
141,014	Adecco SA (Human Resource & Employment Services)	9,054
63,035	Compagnie Financiere Richemont SA, Class – A (Apparel, Accessories & Luxury Goods)	4,132
24,493	Credit Suisse Group AG (Diversified Capital Markets)	955
13,979	Givaudan SA – Registered (Specialty Chemicals)	14,792
69,342	Holcim Ltd. – Registered (Construction Materials)	5,246
11,300	Kuehne + Nagel International AG – Registered (Marine)	1,717

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional International Equity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
318,244	Nestle SA (Packaged Foods & Meats)	$19,810
355,734	Novartis AG – Registered (Pharmaceuticals)	21,808
129,232	Roche Holding AG – Genusscheine (Pharmaceuticals)	21,643
9,900	Swisscom AG – Registered (Integrated Telecommunication Services)	4,540
18,360	Syngenta AG – Registered (Fertilizers & Agricultural Chemicals)	6,207
22,148	The Swatch Group AG (Apparel, Accessories & Luxury Goods)	11,182
23,022	The Swatch Group AG – Registered (Apparel, Accessories & Luxury Goods)	2,070
17,720	Transocean Ltd. (Oil & Gas Drilling)	1,157
1,300,384	UBS AG – Registered (Diversified Capital Markets) (a)	23,738
36,782	Zurich Financial Services AG (Multi-line Insurance)	9,310
		157,361
	Taiwan — 0.18%
256,500	Taiwan Semiconductor Manufacturing Co. Ltd. – Sponsored ADR (Semiconductors) *	3,234
	United Kingdom — 14.91%
42,678	Anglo American PLC (Diversified Metals & Mining)	2,116
31,400	ARM Holdings PLC (Semiconductors)	295
110,000	Autonomy Corp. PLC (Application Software) (a)	3,013
1,398,657	Aviva PLC (Multi-line Insurance)	9,844
1,084,416	Balfour Beatty PLC (Construction & Engineering)	5,376
3,898,491	Barclays PLC (Diversified Banks)	15,990
443,348	BG Group PLC (Integrated Oil & Gas)	10,065
130,591	BHP Billiton PLC (Diversified Metals & Mining)	5,131
427,369	BowLeven PLC (Oil & Gas Exploration & Production) (a)	2,304
868,605	BP PLC (Integrated Oil & Gas)	6,394
380,055	British American Tobacco PLC (Tobacco)	16,663
1,181,800	Cable & Wireless Worldwide PLC (Alternative Carriers)	874
1,499,500	Cairn Energy PLC (Oil & Gas Exploration & Production) (a)	9,998
65,700	Diageo PLC (Distillers & Vintners)	1,344
391,716	Eurasian Natural Resources Corp. (Diversified Metals & Mining)	4,914
1,497,000	GKN PLC (Auto Parts & Equipment)	5,580
706,213	HSBC Holdings PLC (Diversified Banks)	7,001
1,248,000	HSBC Holdings PLC (HK) (Diversified Banks)	12,412
464,289	Imperial Tobacco Group PLC (Tobacco)	15,455
37,292	Johnson Matthey PLC (Specialty Chemicals)	1,177

Shares or Principal Amount (000)	Security Description	Value (000)
	United Kingdom (continued)
1,035,792	Kingfisher PLC (Home Improvement Retail)	$4,449
4,315,400	Lloyds Banking Group PLC (Diversified Banks) (a)	3,391
676,129	Michael Page International PLC (Human Resource & Employment Services)	5,807
192,500	National Grid PLC (Multi-Utilities)	1,895
344,500	Premier Farnell PLC (Technology Distributors)	1,377
177,452	Premier Oil PLC (Oil & Gas Exploration & Production) (a)	1,273
461,660	Prudential PLC (Life & Health Insurance)	5,330
1,441,892	Rexam PLC (Metal & Glass Containers)	8,863
241,655	Rio Tinto PLC (Diversified Metals & Mining)	17,446
1,595,234	Rolls-Royce Holdings PLC (Aerospace & Defense) (a)	16,517
54,000	Rotork PLC (Industrial Machinery)	1,460
80,266	Royal Dutch Shell PLC, A Shares (Integrated Oil & Gas)	2,850
135,816	SABMiller PLC (Brewers)	4,957
9,100	Shire PLC – Sponsored ADR (Pharmaceuticals) *	857
142,296	Standard Chartered PLC (Diversified Banks)	3,737
167,047	Tate & Lyle PLC (Packaged Foods & Meats)	1,652
1,633,911	Tesco PLC (Food Retail)	10,555
186,445	Tullow Oil PLC (Oil & Gas Exploration & Production)	3,712
3,977,649	Vodafone Group PLC (Wireless Telecommunication Services)	10,546
122,000	Whitbread PLC (Restaurants)	3,163
1,044,389	WPP PLC (Broadcasting)	13,082
133,866	Xstrata PLC (Diversified Metals & Mining)	2,948
		261,813
	United States — 0.22%
62,735	Accenture PLC, Class – A (IT Consulting & Other Services) *	3,790
	Total Common Stocks	1,694,261
	Preferred Stock — 0.04%
	Brazil — 0.04%
24,100	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas)*	739
	Total Preferred Stock	739
	Time Deposit — 3.76%
$66,002	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	66,002
	Total Time Deposit	66,002
	Total Investments (cost $1,567,721) — 100.26%	1,761,002
	Liabilities in excess of other assets — (0.26)%	(4,646)
	Net Assets — 100.00%	$1,756,356

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Institutional International Equity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

*	Security was not fair valued on June 30, 2011 and represents a Level 1 security. All other stocks were fair valued and represent Level 2 securities. Refer to Note 2 in Notes to Financial Statements.
(a)	Represents non-income producing security.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

NYS — New York Registered Shares

RSP — Retirement Savings Shares

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

Institutional International Portfolio	Artisan Partners LP	Capital Guardian Trust Co.	Causeway Capital Management LLC	Total
Common Stocks	25.92%	38.16%	32.13%	96.21%
Preferred Stocks	—	0.04%	—	0.04%
Time Deposit	2.58%	0.47%	0.70%	3.75%
Total Investments	28.50%	38.67%	32.83%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Sold
1,805,710	Australian Dollar	Credit Suisse	7/19/11	$1,919	$1,931	$(12)
532,954	Euro	Bank of America	7/29/11	753	772	(19)
3,406,343	Euro	Bank of America	8/3/11	4,874	4,934	(60)
253,399,395	Japanese Yen	UBS	7/21/11	3,165	3,149	16
	Total Currencies Sold			$10,711	$10,786	$(75)
	Net Unrealized Appreciation/(Depreciation)					$(75)

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks — 89.34%
	Bermuda — 0.47%
940,000	Cosco Pacific Ltd. (Marine Ports & Services)	$1,660
1,441,000	GOME Electrical Appliances Holdings Ltd. (Computer & Electronics Retail)	578
298,000	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)	141
		2,379
	Brazil — 13.63%
209,228	Banco Bradesco SA – Sponsored ADR (Diversified Banks) *	4,287
193,213	Banco do Brasil SA (Diversified Banks) *	3,445
117,800	Banco do Estado do Rio Grande do Sul SA (Diversified Banks) *	1,321
84,680	Banco Santander Brasil SA – Sponsored ADR (Diversified Banks) *	992
108,800	BR Malls Participacoes SA (Real Estate Operating Companies) *	1,225
82,300	BR Properties SA (Diversified Real Estate Activities) *	923
216,600	Braskem SA – Preferred, Class – A (Commodity Chemicals) *	3,083
116,000	BRF – Brazil Foods SA (Packaged Foods & Meats) *	1,962
49,200	Centrais Eletricas Brasileiras SA (Electric Utilities) *	655
32,200	Cia de Saneamento Basico do Estado de Sao Paulo SABESP – Sponsored ADR (Water Utilities) *	1,921
10,306	Cielo SA (Data Processing & Outsourced Services) *	256
140,000	Companhia de Bebidas das Americas – Sponsored ADR (Brewers)*	4,722
8,600	Companhia de Saneamento de Minas Gerais – Copasa MG (Water Utilities)*	172
32,000	Companhia de Tecidos Norte de Minas (Textiles)*	87
22,700	Companhia Paranaense de Energia-Copel – Sponsored ADR (Electric Utilities)*	617
187,600	Embraer SA (Aerospace & Defense)*	1,424
27,400	Fibria Celulose SA – Sponsored ADR (Paper Products)*	361
18,500	Gerdau SA – Preferred (Steel)*	192
55,770	Gerdau SA – Sponsored ADR (Steel)*	587
32,500	Grendene SA (Footwear)*	187
210,800	Itau Unibanco Holding SA (Diversified Banks)*	4,889
2,290	Itau Unibanco Holding SA – Sponsored ADR (Diversified Banks)*	54
247,002	Itausa – Investimentos Itau SA – Preferred (Diversified Banks)*	1,884
203,600	JBS SA (Packaged Foods & Meats)*	695
61,500	Natura Cosmeticos SA (Personal Products)*	1,542

Shares	Security Description	Value (000)
	Brazil (continued)
342,100	PDG Realty SA Empreendimentos e Participacoes (Diversified Real Estate Investment Trusts)*	$1,927
181,220	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas)*	6,136
5,260	Porto Seguro SA (Multi-line Insurance)*	82
48,100	Redecard SA (Data Processing & Outsourced Services)*	721
75,225	Suzano Papel e Celulose SA (Paper Products)*	544
76,240	Tele Norte Leste Participacoes SA – Sponsored ADR (Integrated Telecommunication Services)*	1,185
58,900	Telecomunicacoes de Sao Paulo SA (Integrated Telecommunication Services)*	1,718
263,400	Tim Participacoes SA – Preferred (Wireless Telecommunication Services)*	1,273
53,900	Tractebel Energia SA (Independent Power Producers & Energy Traders)*	940
141,800	Ultrapar Participacoes SA – Preferred (Oil & Gas Storage & Transportation)*	2,521
475,460	Vale SA – Sponsored ADR (Steel)*	15,191
		69,721
	Cayman Islands — 0.40%
641,000	China Shanshui Cement Group Ltd. (Construction Materials)	744
1,390,000	GCL-Poly Energy Holdings Ltd. (Semiconductor Equipment)	724
330,000	Intime Department Store Group Co. Ltd. (Department Stores)	562
		2,030
	China — 9.67%
1,195,000	Agricultural Bank of China Ltd., H Shares (Diversified Banks)	631
61,500	Asia Cement China Holdings Corp. (Construction Materials)	48
7,831,100	Bank of China Ltd., H Shares (Diversified Banks)	3,833
321,000	Bank of Communications Co. Ltd., H Shares (Diversified Banks)	308
438,500	BBMG Corp., H Shares (Construction Materials)	656
1,066,000	Beijing Capital International Airport Co. Ltd., H Shares (Airport Services)	500
600,500	BYD Electronic International Co. Ltd. (Communications Equipment)	256
836,000	Chaoda Modern Agriculture Holdings Ltd. (Agricultural Products)	364
345,000	China Coal Energy Co. Ltd., H Shares (Coal & Consumable Fuels)	467
5,951,250	China Construction Bank Corp., H Shares (Diversified Banks)	4,954
2,349,000	China Datang Corp. Renewable Power Co. Ltd., H Shares (Independent Power Producers & Energy Traders)	578

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
475,000	China Life Insurance Co. Ltd., H Shares (Life & Health Insurance)	$1,640
1,450	China Mobile Ltd. – Sponsored ADR (Wireless Telecommunication Services)*	68
470,000	China National Building Material Co. Ltd., H Shares (Construction Materials)	928
1,300	China Petroleum & Chemical Corp. – Sponsored ADR (Integrated Oil & Gas)*	132
2,988,816	China Petroleum & Chemical Corp., H Shares (Integrated Oil & Gas)	3,034
1,428,000	China Power International Development Ltd. (Independent Power Producers & Energy Traders)	362
337,000	China Railway Construction Corp. Ltd., H Shares (Construction & Engineering)	283
848,000	China Railway Group Ltd., H Shares (Construction & Engineering)	400
2,218,000	China Telecom Corp. Ltd., H Shares (Integrated Telecommunication Services)	1,448
722,000	Dongfeng Motor Group Co. Ltd., H Shares (Automobile Manufacturers)	1,371
212,000	ENN Energy Holdings Ltd. (Gas Utilities)	722
1,047,200	Global Bio-Chem Technology Group Co. Ltd. (Agricultural Products)	332
176,000	Golden Eagle Retail Group Ltd. (Department Stores)	448
365,324	Guangzhou Automobile Group Co. Ltd., H Shares (Automobile Manufacturers)	448
3,550	Huaneng Power International, Inc. – Sponsored ADR (Electric Utilities)*	76
758,000	Huaneng Power International, Inc., H Shares (Independent Power Producers & Energy Traders)	401
7,671,440	Industrial and Commercial Bank of China Ltd., H Shares (Diversified Banks)	5,852
87,800	Inner Mongolia Yitai Coal Co. Ltd., Class – B (Coal & Consumable Fuels)	514
344,000	Jiangxi Copper Co. Ltd., H Shares (Diversified Metals & Mining)	1,150
332,000	Maanshan Iron & Steel Co. Ltd., H Shares (Steel)	154
9,200	New Oriental Education & Technology Group, Inc. – Sponsored ADR (Education Services) (a)*	1,028
860	PetroChina Co. Ltd. – Sponsored ADR (Integrated Oil & Gas)*	126
2,314,000	PetroChina Co. Ltd., H Shares (Integrated Oil & Gas)	3,399
1,132,000	PICC Property & Casualty Co. Ltd., H Shares (Property & Casualty Insurance)	1,934

Shares	Security Description	Value (000)
	China (continued)
46,500	Ping An Insurance Group Co. of China Ltd., H Shares (Life & Health Insurance)	$482
2,814,000	Renhe Commercial Holdings (Real Estate Operating Companies)	544
1,054,000	Shanghai Electric Group Co. Ltd., H Shares (Heavy Electrical Equipment)	559
336,000	Shimao Property Holdings Ltd. (Real Estate Development)	416
950,000	Sinotrans Ltd., H Shares (Air Freight & Logistics)	225
1,236,500	Soho China Ltd. (Real Estate Development)	1,107
133,500	Tencent Holdings Ltd. (Internet Software & Services)	3,644
168,000	TPV Technology Ltd. (Computer Storage & Peripherals)	85
207,500	Weiqiao Textile Co. Ltd., H Shares (Textiles)	157
610,000	Yanzhou Coal Mining Co. Ltd., H Shares (Coal & Consumable Fuels)	2,350
253,000	Zhaojin Mining Industry Co. Ltd., H Shares (Gold)	522
754,000	Zhejiang Expressway Co. Ltd., H Shares (Highways & Railtracks)	569
		49,505
	Czech Republic — 1.45%
91,591	CEZ A/S (Electric Utilities)	4,720
8,382	Komercni Banka A/S (Diversified Banks)	2,044
25,693	Telefonica O2 Czech Republic A/S (Integrated Telecommunication Services)	669
		7,433
	Egypt — 0.72%
176,244	Commercial International Bank Egypt SAE (Diversified Banks)	879
15,549	Egyptian Co. for Mobile Services (Wireless Telecommunication Services)	338
75,556	Egyptian Financial Group – Hermes Holding (Investment Banking & Brokerage)	255
10,330	ELSwedy Cables Holding, Co. (Electrical Components & Equipment)	63
3,577	National Societe Generale Bank (Diversified Banks)	22
20,030	Orascom Construction Industries (Construction & Engineering)	907
7,153	Orascom Construction Industries (Construction & Engineering)	329
110,693	Orascom Telecom Holding SAE (Wireless Telecommunication Services)	76
75,235	Orascom Telecom Holding SAE (Wireless Telecommunication Services)	261
29,369	Orascom Telecom Holding SAE – Registered GDR (Wireless Telecommunication Services)	100

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Egypt (continued)
182,213	Talaat Moustafa Group (Real Estate Development)	$150
123,818	Telecom Egypt (Integrated Telecommunication Services)	310
		3,690
	Hong Kong — 3.81%
754,000	Agile Property Holdings Ltd. (Real Estate Development)	1,173
431,000	Anta Sports Products Ltd. (Apparel, Accessories & Luxury Goods)	773
1,700,000	China Dongxiang Group Co. (Apparel, Accessories & Luxury Goods)	541
664,000	China Mobile Ltd. (Wireless Telecommunication Services)	6,182
191,000	China Yurun Food Group Ltd. (Packaged Foods & Meats)	540
1,876,000	CNOOC Ltd. (Oil & Gas Exploration & Production)	4,419
2,269,453	Evergrande Real Estate Group Ltd. (Real Estate Development)	1,486
744,400	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Development)	1,019
116,500	Kingboard Chemical Holdings Ltd. (Electronic Components)	541
918,000	Lenovo Group Ltd. (Computer Hardware)	528
211,668	NWS Holdings Ltd. (Industrial Conglomerates)	284
268,000	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	989
178,000	Weichai Power Co. Ltd., H Shares (Construction & Farm Machinery & Heavy Trucks)	1,043
		19,518
	Hungary — 0.00%
10	Richter Gedeon Nyrt (Pharmaceuticals)	2
	India — 4.19%
9,963	ACC Ltd. (Construction Materials)	212
9,445	Axis Bank Ltd. (Diversified Banks)	273
18,939	Bajaj Auto Ltd. (Motorcycle Manufacturers)	598
14,060	Bank of India (Diversified Banks)	131
10,755	Dr. Reddy’s Laboratories Ltd. (Pharmaceuticals)	369
56,109	GAIL India Ltd. (Gas Utilities)	555
24,200	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	172
18,505	HDFC Bank Ltd. (Diversified Banks)	1,045
194,462	Hindalco Industries Ltd. (Aluminum)	788
107,635	Hindustan Unilever Ltd. (Household Products)	829
85,323	Housing Development Finance Corp. (Thrifts & Mortgage Finance)	1,353
64,155	ICICI Bank Ltd. (Diversified Banks)	1,577
122,630	India Cements Ltd. (Construction Materials)	195

Shares	Security Description	Value (000)
	India (continued)
58,910	India Cements Ltd. – Sponsored GDR (Construction Materials) (b)	$187
30,184	Infosys Technologies Ltd. (IT Consulting & Other Services)	1,969
310,108	ITC Ltd. (Tobacco)	1,411
82,940	Mahanagar Telephone Nigam Ltd. – Sponsored ADR (Integrated Telecommunication Services)*	163
32,799	Mahindra & Mahindra Ltd. (Automobile Manufacturers)	516
50,540	NMDC Ltd. (Diversified Metals & Mining)	288
67,756	Oil & Natural Gas Corp. Ltd. (Oil & Gas Exploration & Production)	417
138,444	Reliance Industries Ltd. (Oil & Gas Refining & Marketing)	2,789
11,080	Reliance Industries Ltd. – Sponsored GDR (Oil & Gas Refining & Marketing) (b)	445
42,270	Rolta India Ltd. (IT Consulting & Other Services)	122
57,050	Rolta India Ltd. – Sponsored GDR (IT Consulting & Other Services) (b)	164
14,540	Siemens India Ltd. (Industrial Conglomerates)	290
5,350	State Bank of India – Sponsored GDR (Diversified Banks) (b)	576
14,688	State Bank of India Ltd. (Diversified Banks)	792
75,920	Steel Authority of India Ltd. (Steel)	234
81,180	Sterlite Industries India Ltd. (Diversified Metals & Mining)	306
970	Sterlite Industries India Ltd. – ADR (Diversified Metals & Mining) (a)*	15
46,225	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	516
49,991	Tata Consultancy Services Ltd. (IT Consulting & Other Services)	1,328
35,316	Tata Motors Ltd. (Construction & Farm Machinery & Heavy Trucks)	789
		21,414
	Indonesia — 1.72%
374,000	PT Aneka Tambang Tbk (Diversified Metals & Mining)	91
26,500	PT Astra Agro Lestari Tbk (Agricultural Products)	73
226,000	PT Astra International Tbk (Automobile Manufacturers)	1,680
731,000	PT Bank Central Asia Tbk (Diversified Banks)	654
1,812,500	PT Bank Negara Indonesia Persero Tbk (Diversified Banks)	822
1,620,000	PT Bank Rakyat Indonesia Tbk (Diversified Banks)	1,232
2,438,000	PT Bumi Resources Tbk (Coal & Consumable Fuels)	842
2,707,000	PT Charoen Pokphand Indonesia Tbk (Agricultural Products)	630

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Indonesia (continued)
886,000	PT Indofood Sukses Makmur Tbk (Packaged Foods & Meats)	$596
438,000	PT Indosat Tbk (Wireless Telecommunication Services)	261
356,000	PT Medco Energi Internasional Tbk (Oil & Gas Exploration & Production)	98
1,300,000	PT Perusahaan Gas Negara Tbk (Gas Utilities)	612
224,000	PT Semen Gresik Persero Tbk (Construction Materials)	251
1,129,500	PT Telekomunikasi Indonesia Tbk (Integrated Telecommunication Services)	973
		8,815
	Malaysia — 0.21%
261,500	Genting Malaysia Berhad (Casinos & Gaming)	313
128,815	Malayan Banking Berhad (Diversified Banks)	382
169,800	Tenaga Nasional Berhad (Electric Utilities)	381
		1,076
	Mexico — 3.77%
111,600	Alfa SAB, Class – A (Industrial Conglomerates)*	1,663
131,720	America Movil SAB de CV, Series L – Sponsored ADR (Wireless Telecommunication Services)*	7,097
263,100	Compartamos SAB de CV (Consumer Finance)*	478
225,200	Consorcio ARA SAB de CV (Homebuilding)*	114
15,620	Desarrolladora Homex SA de CV – Sponsored ADR (Homebuilding) (a)*	394
38,000	Fomento Economico Mexicano SAB de CV – Sponsored ADR (Soft Drinks)*	2,527
59,000	Grupo Aeroportuario del Pacifico SAB de CV, B Shares (Airport Services)*	242
186,100	Grupo Financiero Banorte SAB de CV (Diversified Banks)*	845
625,000	Grupo Mexico SAB de CV – Series B (Diversified Metals & Mining)*	2,064
44,000	Grupo Televisa SA – Sponsored ADR (Broadcasting)*	1,082
16,600	Industrias CH SAB, Series B (Steel)*	62
9,955	Industrias Penoles SA de CV (Precious Metals & Minerals)*	376
77,600	Kimberly-Clark de Mexico SAB de CV, Class – A (Household Products)*	510
182,100	Mexichem SAB de CV (Commodity Chemicals)*	738
364,000	Wal-Mart de Mexico SAB de CV – Series V (Hypermarkets & Super Centers)*	1,080
		19,272

Shares	Security Description	Value (000)
	Peru — 0.91%
67,800	Compania de Minas Buenaventura SA – Sponsored ADR (Gold)*	$2,575
24,100	Credicorp Ltd. (Diversified Banks)*	2,075
		4,650
	Philippines — 1.05%
498,700	Aboitiz Power Corp. (Independent Power Producers & Energy Traders)	361
602,600	Ayala Land, Inc. (Diversified Real Estate Activities)	218
666,757	Bank of the Philippine Islands (Diversified Banks)	902
4,611,100	Energy Development Corp. (Independent Power Producers & Energy Traders)	703
263,130	First Philippine Holdings Corp. (Electric Utilities)	360
3,945,000	Metro Pacific Investments Corp. (Multi-Sector Holdings)	327
370,419	Metropolitan Bank & Trust Co. (Diversified Banks)	599
10,700	Philippine Long Distance Telephone Co. – Sponsored ADR (Wireless Telecommunication Services)*	578
73,380	SM Investments Corp. (Industrial Conglomerates)	907
1,512,800	SM Prime Holdings, Inc. (Real Estate Operating Companies)	413
		5,368
	Poland — 2.75%
24,120	Asseco Poland SA (Systems Software)	436
18,777	Bank Pekao SA (Diversified Banks)	1,112
61,414	Getin Holding SA (Diversified Banks)	286
16,514	Grupa Lotos SA (Oil & Gas Refining & Marketing)	272
48,339	KGHM Polska Miedz SA (Diversified Metals & Mining)	3,474
208,680	PGE SA (Electric Utilities)	1,826
113,225	Polski Koncern Naftowy Orlen SA (Oil & Gas Refining & Marketing) (a)	2,138
134,328	Powszechna Kasa Oszczednosci Bank Polski SA (Diversified Banks)	2,057
14,494	Powszechny Zaklad Ubezpieczen SA (Multi-line Insurance)	1,982
81,392	Telekomunikacja Polska SA (Integrated Telecommunication Services)	495
		14,078
	Russia — 10.90%
727	Federal Hydrogenerating Co. (Electric Utilities)	4
1,056,923	Gazprom (Integrated Oil & Gas) (a)	15,429
161,513	Gazprom – Sponsored ADR (Integrated Oil & Gas) (a)*	2,350
55,753	Globaltrans Investment PLC (Railroads)	1,035
3,729,706	IDGC Holding JSC (Electric Utilities)	500
14,133	LUKOIL (Integrated Oil & Gas)	889
101,990	LUKOIL – Sponsored ADR (Integrated Oil & Gas)*	6,502

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Russia (continued)
23,900	Mechel – Sponsored ADR (Steel)*	$571
147,466	Mining and Metallurgical Co. Norilsk Nickel (Diversified Metals & Mining)	3,864
28,246	NovaTek OAO (Oil & Gas Exploration & Production)	3,906
22,722	Novolipetsk Steel (Steel)	886
32,631	Polymetal (Precious Metals & Minerals)	636
226,685	Rosneft Oil Co. (Integrated Oil & Gas)	1,882
7,210,055	Rushydro (Electric Utilities)	346
1,919,647	Sberbank (Diversified Banks)	7,080
111,744	Severstal (Diversified Metals & Mining)	2,059
82,463	Sistema JSFC (Wireless Telecommunication Services)	2,122
32,817	Tatneft (Oil & Gas Exploration & Production)	1,415
41,940	VimpelCom Ltd. – Sponsored ADR (Wireless Telecommunication Services)*	535
1,221,559,870	VTB Bank OJSC (Diversified Banks)	3,775
		55,786
	South Africa — 5.07%
19,414	ABSA Group Ltd. (Diversified Banks)	388
126,440	African Bank Investments Ltd. (Other Diversified Financial Services)	645
8,486	Anglo Platinum Ltd. (Precious Metals & Minerals)	791
10,710	AngloGold Ashanti Ltd. (Gold)	452
42,304	ArcelorMittal South Africa Ltd. (Steel)	496
21,082	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	262
13,128	Bidvest Group Ltd. (Industrial Conglomerates)	293
50,364	Exxaro Resources Ltd. (Diversified Metals & Mining)	1,335
285,121	FirstRand Ltd. (Other Diversified Financial Services)	839
47,522	Gold Fields Ltd. (Gold)	698
174,703	Growthpoint Properties Ltd. (Specialized Real Estate Investment Trusts)	473
46,656	Impala Platinum Holdings Ltd. (Precious Metals & Minerals)	1,261
24,870	Imperial Holdings Ltd. (Distributors)	447
45,510	JD Group Ltd. (Home Improvement Retail)	285
14,487	Kumba Iron Ore Ltd. (Steel)	1,040
93,572	Life Healthcare Group Holdings Pte Ltd. (Health Care Facilities)	244
30,124	MMI Holdings Ltd. (Life & Health Insurance)	76
139,487	MTN Group Ltd. (Wireless Telecommunication Services)	2,976
184,382	Murray & Roberts Holdings Ltd. (Construction & Engineering)	819
11,483	Naspers Ltd., N Shares (Cable & Satellite)	649

Shares	Security Description	Value (000)
	South Africa (continued)
35,078	Nedbank Group Ltd. (Diversified Banks)	$761
26,386	Remgro Ltd. (Multi-Sector Holdings)	436
105,349	RMB Holdings Ltd. (Other Diversified Financial Services)	416
21,629	Royal Bafokeng Platinum Ltd. (Precious Metals & Minerals)	215
117,932	Sanlam Ltd. (Life & Health Insurance)	482
110,204	Sappi Ltd. (Paper Products)	564
60,054	Sasol Ltd. (Integrated Oil & Gas)	3,173
34,611	Shoprite Holdings Ltd. (Hypermarkets & Super Centers)	522
142,893	Standard Bank Group Ltd. (Diversified Banks)	2,116
210,381	Steinhoff International Holdings Ltd. (Home Furnishings)	717
65,700	Telkom South Africa Ltd. (Integrated Telecommunication Services)	358
10,269	The Spar Group Ltd. (Food Distributors)	137
29,306	Truworths International Ltd. (Apparel Retail)	318
67,699	Vodacom Group Ltd. (Wireless Telecommunication Services)	843
97,705	Woolworths Holdings Ltd. (Department Stores)	431
		25,958
	South Korea — 18.03%
2,711	CJ Cheiljedang Corp. (Packaged Foods & Meats)	599
15,976	Daelim Industrial Co. Ltd. (Construction & Engineering)	1,933
20,730	DGB Financial Group, Inc. (Regional Banks) (a)	315
33,470	Dongbu Insurance Co. Ltd. (Property & Casualty Insurance)	1,748
18,980	Dongkuk Steel Mill Co. Ltd. (Steel)	733
1,376	E-Mart Co. Ltd. (Hypermarkets & Super Centers) (a)	315
3,519	GLOVIS Co. Ltd. (Air Freight & Logistics)	569
36,904	GS Holdings (Oil & Gas Refining & Marketing)	2,714
76,120	Hana Financial Group, Inc. (Diversified Banks)	2,671
28,363	Hanwha Corp. (Commodity Chemicals)	1,302
2,410	Hite Brewery Co. Ltd. (Brewers)	253
4,694	Honam Petrochemical Corp. (Commodity Chemicals)	1,749
7,274	Hyundai Department Store Co. Ltd. (Department Stores)	1,185
14,960	Hyundai Development Co. (Construction & Engineering)	421
8,490	Hyundai Heavy Industries Co. Ltd. (Construction & Farm Machinery & Heavy Trucks)	3,544
16,801	Hyundai Mobis (Auto Parts & Equipment)	6,322

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Korea (continued)
32,664	Hyundai Motor Co. Ltd. (Automobile Manufacturers)	$7,283
9,203	Hyundai Steel Co. (Steel)	1,122
160,940	Industrial Bank of Korea (Diversified Banks)	2,823
4,270	Jinro Ltd. (Distillers & Vintners)	140
13,064	KB Financial Group, Inc. (Diversified Banks)	621
5,290	KB Financial Group, Inc. – Sponsored ADR (Diversified Banks)*	253
1,851	KCC Corp. (Building Products)	582
27,190	Korea Electric Power Corp. (Electric Utilities)	722
1,900	Korea Electric Power Corp. – Sponsored ADR (Electric Utilities) (a)*	25
195,950	Korea Exchange Bank (Diversified Banks)	1,769
10,171	Korean Reinsurance Co. (Reinsurance)	133
59,940	KT Corp. (Integrated Telecommunication Services)	2,286
7,610	KT Corp. – Sponsored ADR (Integrated Telecommunication Services)*	148
55,337	KT&G Corp. (Tobacco)	3,446
9,267	LG Chem Ltd. (Commodity Chemicals)	4,259
35,843	LG Corp. (Industrial Conglomerates)	2,707
9,255	LG Electronics, Inc. (Consumer Electronics)	722
3,009	LG Household & Health Care Ltd. (Household Products)	1,295
1,790	Mirae Asset Securities Co. Ltd. (Asset Management & Custody Banks)	76
1,855	Nong Shim Co. Ltd. (Packaged Foods & Meats)	423
1,433	OCI Co. Ltd. (Diversified Chemicals)	544
9,973	POSCO (Steel)	4,333
800	POSCO – Sponsored ADR (Steel)*	87
21,472	Samsung Electronics Co. Ltd. (Semiconductors)	16,691
9,786	Samsung Fire & Marine Insurance Co. Ltd. (Property & Casualty Insurance)	2,277
97,710	Shinhan Financial Group Co. Ltd. (Diversified Banks)	4,673
963	Shinsegae Co. Ltd. (Hypermarkets & Super Centers)	306
15,557	SK Holdings Co. Ltd. (Industrial Conglomerates)	2,712
15,223	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	2,303
7,260	SK Telecom Co. Ltd. – Sponsored ADR (Wireless Telecommunication Services)*	136
35,950	Tong Yang Life Insurance Co. Ltd. (Life & Health Insurance)	427
4,630	Yuhan Corp. (Pharmaceuticals)	586
		92,283

Shares	Security Description	Value (000)
	Taiwan — 5.56%
392,256	Acer, Inc. (Computer Hardware)	$686
963,888	Advanced Semiconductor Engineering, Inc. (Semiconductors)	1,063
261,210	Asia Cement Corp. (Construction Materials)	374
86,000	AU Optronics Corp. (Electronic Components) (a)	59
83,800	AU Optronics Corp. – Sponsored ADR (Electronic Components) (a)*	577
99,000	Catcher Technology Co. Ltd. (Computer Storage & Peripherals)	627
604,480	China Steel Corp. (Steel)	729
984,616	Chinatrust Financial Holding Co. Ltd. (Diversified Banks)	860
114,108	Chunghwa Telecom Co. Ltd. (Integrated Telecommunication Services)	393
216,000	Coretronic Corp. (Electronic Equipment & Instruments)	342
141,000	Epistar Corp. (Semiconductors)	420
457,400	Far Eastern New Century Corp. (Industrial Conglomerates)	715
125,000	Farglory Land Development Co. Ltd. (Real Estate Development)	313
8,532	First Financial Holding Co. Ltd. – Sponsored GDR (Diversified Banks) (b)	141
65,000	Formosa Chemicals & Fibre Corp. (Specialty Chemicals)	243
514,000	Formosa Plastics Corp. (Commodity Chemicals)	1,858
801,121	Fubon Financial Holding Co. Ltd. (Other Diversified Financial Services)	1,235
159,000	Highwealth Construction Corp. (Real Estate Development)	374
380,000	Hon Hai Precision Industry Co. Ltd. (Electronic Manufacturing Services)	1,309
60,844	Hon Hai Precision Industry Co. Ltd. – Sponsored GDR (Electronic Manufacturing Services) (b)	417
60,050	HTC Corp. (Computer Hardware)	2,031
349,000	KGI Securities Co. Ltd. (Investment Banking & Brokerage)	185
810,000	Mega Financial Holding Co. Ltd. (Diversified Banks)	710
142,000	Nan Ya Printed Circuit Board Corp. (Electronic Components)	541
88,000	Novatek Microelectronics Corp. (Semiconductors)	284
690,620	Pou Chen Corp. (Footwear)	639
244,000	Powertech Technology, Inc. (Semiconductors)	822
335,000	Quanta Computer, Inc. (Computer Hardware)	796
21,490	Siliconware Precision Industries Co. – Sponsored ADR (Semiconductors)*	134
52,520	Silitech Technology Corp. (Electrical Components & Equipment)	125

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan (continued)
1,327,000	SinoPac Financial Holdings Co. Ltd. (Diversified Banks)	$575
599,000	Taiwan Cooperative Bank (Diversified Banks)	488
71,000	Taiwan Fertilizer Co. Ltd. (Fertilizers & Agricultural Chemicals)	219
185,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	502
1,596,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors)	4,024
28,740	Taiwan Semiconductor Manufacturing Co. Ltd. – Sponsored ADR (Semiconductors)*	362
140,000	Transcend Information, Inc. (Semiconductors)	413
85,000	Tripod Technology Corp. (Electronic Components)	354
80,000	U-Ming Marine Transport Corp. (Marine)	172
78,100	Uni-President Enterprises Corp. (Packaged Foods & Meats)	113
305,000	Unimicron Technology Corp. (Electronic Components)	545
299,000	United Microelectronics Corp. (Semiconductors)	149
270,120	United Microelectronics Corp. – Sponsored ADR (Semiconductors)*	692
84,000	Young Fast Optoelectronics Co. Ltd. (Electronic Components)	526
452,000	Yuanta Financial Holding Co. Ltd. (Investment Banking & Brokerage)	314
		28,450
	Tanzania — 0.08%
59,310	African Barrick Gold Ltd. (Gold)	395
	Thailand — 3.09%
478,800	Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	1,626
55,200	Bangkok Bank Public Co. Ltd. – Foreign Registered Shares (Diversified Banks)	286
365,500	Bangkok Bank Public Co. Ltd. – NVDR (Diversified Banks)	1,888
1,278,300	Charoen Pokphand Foods Public Co. Ltd. (Agricultural Products)	1,232
717,800	CP ALL Public Co. Ltd. (Department Stores)	1,037
345,400	Kasikornbank Public Co. Ltd. – NVDR (Diversified Banks)	1,389
52,700	Kasikornbank Public Co. Ltd., Foreign Shares (Diversified Banks)	215
2,541,600	Krung Thai Bank Public Co. Ltd. (Diversified Banks)	1,563
217,200	PTT Aromatics & Refining Public Co. Ltd. (Oil & Gas Refining & Marketing)	266
106,600	PTT Chemical Public Co. Ltd. (Commodity Chemicals)	513

Shares	Security Description	Value (000)
	Thailand (continued)
206,400	PTT Exploration & Production Public Co. Ltd. (Oil & Gas Exploration & Production)	$1,154
342,400	PTT Public Co. Ltd. (Integrated Oil & Gas)	3,749
243,600	Siam Commercial Bank Public Co. Ltd. (Diversified Banks)	884
		15,802
24,516	Turkey — 1.29%
	Anadolu Efes Biracilik Ve Malt Sanayii AS (Brewers)	332
77,072	Arcelik AS (Household Appliances)	394
157,970	Asya Katilim Bankasi AS (Diversified Banks)	246
7,900	BIM Birlesik Magazalar AS (Food Retail)	257
126,875	Haci Omer Sabanci Holding AS (Multi-Sector Holdings)	533
157,796	Koc Holding AS (Industrial Conglomerates)	679
18,082	Tupras-Turkiye Petrol Rafinerileri AS (Oil & Gas Refining & Marketing)	444
108,063	Turk Telekomunikasyon AS (Integrated Telecommunication Services)	571
49,784	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	269
7,860	Turkcell lletisim Hizmetleri AS – Sponsored ADR (Wireless Telecommunication Services) (a)*	107
271,093	Turkiye Garanti Bankasi AS (Diversified Banks)	1,230
402,105	Turkiye Is Bankasi AS, Class – C (Diversified Banks)	1,235
135,363	Turkiye Vakiflar Bankasi TAO AS, Class – D (Diversified Banks)	306
		6,603
	Ukraine — 0.02%
29,880	JKX Oil & Gas PLC (Oil & Gas Exploration & Production)	127
	United Kingdom — 0.06%
21,938	New World Resources PLC, A Shares (Diversified Metals & Mining)	323
	United States — 0.49%
75,700	Southern Copper Corp. (Diversified Metals & Mining)*	2,488
	Total Common Stocks	457,166

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (continued) — June 30, 2011

Shares or Principal Amount (000)	Security Description	Value (000)
	Preferred Stocks — 2.27%
	Brazil — 1.78%
297,600	Petroleo Brasileiro SA – Sponsored ADR (Integrated Oil & Gas)*	$9,130
	South Korea — 0.49%
4,745	Samsung Electronics Co. Ltd. (Semiconductors)	2,497
	Total Preferred Stocks	11,627
	Mutual Funds — 6.34%
5,184,550	Alliance Money Market Fund Prime Portfolio, 0.02% (c)	5,185
16,637,201	Federated Prime Obligations Portfolio, 0.11% (c)	16,637
24,410	iShares MSCI Emerging Markets Index Fund	1,162
18,540	iShares MSCI Taiwan Index Fund	282
188,200	Vanguard Emerging Markets ETF	9,150
	Total Mutual Funds	32,416
	Time Deposit — 0.73%
$3,753	State Street Liquidity Management Control System Time Deposit, 0.01%, 7/1/11	3,753
	Total Time Deposit	3,753
	Total Investments (cost $443,921) — 98.68%	504,962
	Other assets in excess of liabilities — 1.32%	6,736
	Net Assets — 100.00%	$511,698
*	Common Stock securities that were not fair valued on June 30, 2011 and represents a Level 1 security. All other stocks were fair valued and represent Level 2 securities. Refer to Note 2 in Notes to Financial Statements.
(a)	Represents non-income producing security.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(c)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

The Emerging Markets Portfolio	Boston Company Asset Management, LLC	SSgA Funds Management, Inc.	Total
Common Stocks	10.77%	80.26%	91.03%
Preferred Stocks	0.12%	1.69%	1.81%
Mutual Funds	0.29%	6.13%	6.42%
Time Deposit	0.74%	—	0.74%
Total Investments	11.92%	88.08%	100.00%

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Emerging Markets Portfolio
Portfolio of Investments (concluded) — June 30, 2011

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2011.

Long Futures

Number of Contracts	Futures Contracts Positionsˆ	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
180	FTSE/JSE TOP 40	$7,608	Sep-11	$229
129	H-Shares IDX Future	10,446	Jul-11	101
287	MSCI Taiwan Index Future	8,501	Jul-11	120
	Net Unrealized Appreciation/(Depreciation)			$450
ˆ	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Currency Contracts

Contract Amount (Local Currency)	Currency	Counterparty	Settlement Date	Settlement Value (000)	Value on 6/30/11 (000)	Unrealized Appreciation/ (Depreciation) (000)
	Currencies Purchased
27,495,600	South African Rand	RBS Greenwich	7/1/11	$3,911	$4,072	$161
27,495,600	South African Rand	Societe General	7/29/11	3,981	4,055	74
342,000,000	Taiwan Dollar	Morgan Stanley	7/1/11	11,851	11,912	61
290,000,000	Taiwan Dollar	Morgan Stanley	7/29/11	10,034	10,104	70
	Total Currencies Purchased			$29,777	$30,143	$366
	Net Unrealized Appreciation/(Depreciation)					$366

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Asset Backed Security — 0.26%
$260	Citibank Omni Master Trust, Series 2009-A17, Class A17 (a)	4.90	11/15/18	$281
	Total Asset Backed Security			281
	Collateralized Mortgage Obligations — 2.35%
140	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class AJ (b)	5.96	5/10/45	131
255	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4 (b)	5.64	4/10/49	275
210	CS First Boston Mortgage Securities Corp., Series 2004-C1, Class B	4.86	1/15/37	217
190	CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A4 (b)	5.23	10/15/15	206
140	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class AM (b)	5.28	4/10/37	135
255	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4	5.43	12/12/43	275
110	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3A	5.39	5/15/45	115
200	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A3	5.45	6/12/47	210
25	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM	5.38	10/15/16	24
140	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3 (b)	6.02	11/12/16	150
255	Morgan Stanley Capital I, Series 2007-HQ11, Class A4 (b)	5.45	2/12/44	275
190	Morgan Stanley Capital I, Series 2007-IQ15, Class A4 (b)	6.03	7/11/17	208
255	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 (b)	5.90	7/15/17	277
	Total Collateralized Mortgage Obligations			2,498
	U.S. Government Agency Mortgages — 33.94%
800	Fannie Mae, 15 YR TBA	3.50	7/25/26	814
1,000	Fannie Mae, 15 YR TBA	4.50	7/25/26	1,060
700	Fannie Mae, 15 YR TBA	5.00	7/25/26	751
400	Fannie Mae, 15 YR TBA	5.50	7/25/26	433
300	Fannie Mae, 30 YR TBA	3.50	7/25/41	287
400	Fannie Mae, 30 YR TBA	4.00	7/25/41	400
700	Fannie Mae, 30 YR TBA	6.50	7/25/41	792
1,495	Fannie Mae, Pool #190405	4.00	10/1/40	1,498
677	Fannie Mae, Pool #256843	5.50	8/1/37	733
1,234	Fannie Mae, Pool #725228	6.00	3/1/34	1,369
1,131	Fannie Mae, Pool #889117	5.00	10/1/35	1,210
1,668	Fannie Mae, Pool #890221	5.50	12/1/33	1,816
1,298	Fannie Mae, Pool #959451	6.00	12/1/37	1,428
199	Fannie Mae, Pool #AB3192	4.50	6/1/41	206
1,406	Fannie Mae, Pool #AD0527	5.50	6/1/39	1,524
403	Fannie Mae, Pool #AE0442	6.50	1/1/39	457
1,080	Fannie Mae, Pool #AH5988	5.00	3/1/41	1,150
1,184	Fannie Mae, Pool #AH6242	4.00	4/1/26	1,236
199	Fannie Mae, Pool #AH7288	4.00	3/1/41	199
1,370	Fannie Mae, Pool #AH7521	4.50	3/1/41	1,420
1,000	Freddie Mac, Gold 30 YR TBA	5.00	7/15/41	1,061
300	Freddie Mac, Gold 30 YR TBA	5.50	7/15/41	324

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$100	Freddie Mac, Gold 30 YR TBA	6.00	7/15/41	$110
855	Freddie Mac, Pool #1B7911 (b)	2.70	12/1/40	877
1,288	Freddie Mac, Pool #A96286	4.00	1/1/41	1,289
3,768	Freddie Mac, Pool #A97692	4.50	3/1/41	3,898
789	Freddie Mac, Pool #C01598	5.00	8/1/33	843
1,088	Freddie Mac, Pool #G01665	5.50	3/1/34	1,185
720	Freddie Mac, Pool #G02794	6.00	5/1/37	794
700	Government National Mortgage Association, 30 YR TBA	4.00	7/15/41	713
100	Government National Mortgage Association, 30 YR TBA	4.00	7/20/41	101
300	Government National Mortgage Association, 30 YR TBA	4.50	7/15/41	317
700	Government National Mortgage Association, 30 YR TBA	5.00	7/15/41	758
800	Government National Mortgage Association, 30 YR TBA	5.00	7/20/41	868
100	Government National Mortgage Association, 30 YR TBA	5.50	7/15/41	110
400	Government National Mortgage Association, 30 YR TBA	5.50	7/20/41	440
300	Government National Mortgage Association, 30 YR TBA	6.00	7/20/41	334
858	Government National Mortgage Association, Pool #4801	4.50	9/20/40	905
259	Government National Mortgage Association, Pool #510835	5.50	2/15/35	287
200	Government National Mortgage Association, Pool #582199	6.50	1/15/32	228
98	Government National Mortgage Association, Pool #658181	5.50	11/15/36	108
487	Government National Mortgage Association, Pool #721760	4.50	8/15/40	515
595	Government National Mortgage Association, Pool #737310	4.50	8/15/40	630
270	Government National Mortgage Association, Pool #781959	6.00	7/15/35	300
238	Government National Mortgage Association, Pool #782523	5.00	11/15/35	258
	Total U.S. Government Agency Mortgages			36,036
	U.S. Government Agency Securities — 4.93%
10	Fannie Mae	0.75	12/18/13	10
10	Fannie Mae	1.00	9/23/13	10
388	Fannie Mae	1.05	10/22/13	391
110	Fannie Mae	1.15	11/18/14	110
152	Fannie Mae	1.63	10/26/15	151
33	Fannie Mae, Callable 5/17/14 @ 100.00	1.75	11/17/15	33
62	Fannie Mae	2.75	3/13/14	65
90	Fannie Mae (c)	3.66	10/9/19	63
193	Fannie Mae	3.88	7/12/13	206
50	Fannie Mae, Callable 7/18/11 @ 100.00	4.00	9/30/25	49
9	Fannie Mae	5.00	3/15/16	10
20	Fannie Mae, Callable 4/18/16 @ 100.00	6.00	4/18/36	22
80	Fannie Mae	6.63	11/15/30	101
131	Fannie Mae	7.25	5/15/30	177
50	Fannie Mae, Series 2, Callable 3/28/12 @ 100.00	1.50	3/28/14	50
50	Federal Farm Credit Bank, Callable 9/13/11 @ 100.00	0.48	3/13/13	50
263	Federal Farm Credit Bank	1.38	6/25/13	268
245	Federal Home Loan Bank	0.88	8/22/12	247

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$350	Federal Home Loan Bank	1.75	3/8/13	$357
40	Federal Home Loan Bank	3.63	10/18/13	43
25	Federal Home Loan Bank	3.63	3/12/21	25
75	Federal Home Loan Bank, Callable 1/13/12 @ 100.00	4.00	1/13/21	75
10	Federal Home Loan Bank	4.75	12/16/16	11
15	Federal Home Loan Bank	5.63	6/11/21	18
50	Federal Home Loan Bank, Series 4, Callable 7/28/11 @ 100.00	0.50	12/28/12	50
375	Federal Home Loan Bank, Series 656	5.38	5/18/16	435
50	Freddie Mac, Callable 8/24/11 @ 100.00	1.00	5/24/13	50
50	Freddie Mac, Callable 12/2/11 @ 100.00	1.30	6/2/14	50
50	Freddie Mac, Callable 10/18/11 @ 100.00	1.38	10/18/13	50
371	Freddie Mac	1.63	4/15/13	379
50	Freddie Mac, Callable 10/28/11 @ 100.00	1.65	4/28/14	50
10	Freddie Mac, Callable 11/23/11 @ 100.00	1.75	11/23/15	10
337	Freddie Mac	2.88	2/9/15	355
372	Freddie Mac	4.13	9/27/13	401
148	Freddie Mac	4.50	7/15/13	160
106	Freddie Mac	5.25	4/18/16	122
470	Freddie Mac, Series 1	0.75	3/28/13	472
100	Tennessee Valley Authority	5.25	9/15/39	106
	Total U.S. Government Agency Securities			5,232
	Corporate Bonds — 24.57%
373	ABB Treasury Center (USA), Inc. (Thrifts & Mortgage Finance) (a)	4.00	6/15/21	365
10	Alabama Power Co. (Electric Utilities)	5.80	11/15/13	11
103	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3.00	4/15/16	106
380	Anheuser-Busch InBev Worldwide, Inc. (Beverages)	3.00	10/15/12	390
206	AT&T, Inc. (Diversified Telecommunication Services)	4.95	1/15/13	218
117	AT&T, Inc. (Diversified Telecommunication Services)	5.10	9/15/14	129
155	AT&T, Inc. (Diversified Telecommunication Services)	6.45	6/15/34	165
247	Aviation Capital Group (Transportation Infrastructure) (a)	6.75	4/6/21	247
370	Aviation Capital Group (Transportation Infrastructure) (a)	7.13	10/15/20	382
320	Baker Hughes, Inc. (Oil, Gas & Consumable Fuels)	5.13	9/15/40	310
250	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	3.25	11/12/20	238
905	Berkshire Hathaway, Inc. (Insurance)	3.20	2/11/15	943
283	BioMed Realty LP (Real Estate Investment Trusts) Callable 3/15/16 @ 100.00	3.85	4/15/16	285
313	Caterpillar, Inc. (Machinery)	5.20	5/27/41	313
310	CC Holdings GS V LLC (Wireless Telecommunication Services) Callable 5/1/13 @ 103.88 (a)	7.75	5/1/17	336
220	Cellco Partnership/Verizon Wireless Capital LLC (Diversified Telecommunication Services)	5.55	2/1/14	243
409	CenturyLink, Inc. (Diversified Telecommunication Services)	6.45	6/15/21	404
118	Chevron Corp. (Oil, Gas & Consumable Fuels)	4.95	3/3/19	132
244	Cisco Systems, Inc. (Communications Equipment)	5.50	2/22/16	277

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$426	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	$427
100	Citigroup Funding, Inc. (Diversified Financial Services)	1.88	10/22/12	102
136	CME Group, Inc. (Diversified Financial Services)	5.40	8/1/13	148
418	CME Group, Inc. (Diversified Financial Services)	5.75	2/15/14	464
146	Comcast Corp. (Media)	6.45	3/15/37	156
272	Danaher Corp. (Machinery) Callable 3/23/21 @ 100.00	3.90	6/23/21	271
415	Digital Realty Trust LP (Real Estate Investment Trusts)	5.88	2/1/20	435
78	Duke Energy Carolinas LLC (Multi-Utilities)	4.30	6/15/20	81
263	E.I. du Pont de Nemours & Co. (Chemicals)	4.25	4/1/21	267
149	El Paso Natural Gas Co. (Oil, Gas & Consumable Fuels)	5.95	4/15/17	169
467	Emerson Electric Co. (Electrical Equipment)	4.25	11/15/20	489
220	Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels) Callable 3/15/40 @ 100.00	5.50	9/15/40	209
149	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels) Callable 12/1/40 @ 100.00	6.05	6/1/41	144
207	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)	6.63	10/15/36	214
425	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)	5.25	1/31/20	452
337	ERAC USA Finance Co. (Specialty Retail) (a)	5.25	10/1/20	357
142	ERAC USA Finance Co. (Specialty Retail) (a)	5.60	5/1/15	158
300	Exelon Generation Co. LLC (Electric Utilities)	6.20	10/1/17	338
207	Family Dollar Stores, Inc. (Specialty Retail)	5.00	2/1/21	203
357	Fiserv, Inc. (IT Services)	4.75	6/15/21	355
600	General Electric Co. (Industrial Conglomerates)	5.00	2/1/13	637
180	General Electric Co. (Industrial Conglomerates)	5.25	12/6/17	199
342	Georgia Power Co. (Electric Utilities)	6.00	11/1/13	379
273	GlaxoSmithKline Capital, Inc. (Pharmaceuticals)	4.85	5/15/13	294
417	Healthcare Realty Trust (Real Estate Investment Trusts)	6.50	1/17/17	464
324	Hewlett-Packard Co. (Computers & Peripherals)	4.50	3/1/13	343
246	IBM Corp. (IT Services)	5.60	11/30/39	260
252	Jefferies Group, Inc. (Capital Markets)	8.50	7/15/19	298
728	JPMorgan Chase & Co. (Diversified Financial Services)	4.40	7/22/20	713
80	Juniper Networks, Inc. (Communications Equipment)	3.10	3/15/16	82
100	Juniper Networks, Inc. (IT Services)	4.60	3/15/21	102
328	Kellogg Co. (Food Products)	4.25	3/6/13	346
267	Kraft Foods, Inc. (Food Products)	6.50	2/9/40	297
639	Lazard Group LLC (Diversified Financial Services)	7.13	5/15/15	719
118	Life Technologies Corp. (Biotechnology) Callable 10/15/20 @ 100.00	5.00	1/15/21	120
261	MassMutual Global Funding LLC (Capital Markets) (a)	2.30	9/28/15	261
464	Microsoft Corp. (Software)	4.00	2/8/21	473
146	MidAmerican Energy Holdings Co. (Electric Utilities)	6.13	4/1/36	157
241	NBCUniversal Media LLC (Media) (a)	4.38	4/1/21	239
297	NBCUniversal Media LLC (Media) (a)	5.95	4/1/41	302
237	Newmont Mining Corp. (Metals & Mining)	6.25	10/1/39	246
222	News America, Inc. (Media)	6.15	3/1/37	225

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$408	Northern Trust Corp. (Diversified Financial Services)	4.63	5/1/14	$446
127	Oncor Electric Delivery Co. LLC (Multi-Utilities)	5.25	9/30/40	122
464	PepsiCo, Inc. (Beverages)	4.50	1/15/20	492
311	Praxair, Inc. (Industrial Conglomerates)	4.63	3/30/15	343
26	Private Export Funding Corp. (Diversified Financial Services)	2.13	7/15/16	26
139	Public Service Co. of Colorado, Series 17 (Electric Utilities)	6.25	9/1/37	160
139	Roche Holdings, Inc. (Pharmaceuticals) (a)	7.00	3/1/39	169
205	Rockies Express Pipeline LLC (Oil, Gas & Consumable Fuels) (a)	6.85	7/15/18	230
91	Southern California Edison Co. (Electric Utilities)	5.75	3/15/14	102
322	TC Pipelines LP (Oil, Gas & Consumable Fuels)	4.65	6/15/21	320
620	TD Ameritrade Holding Corp. (Diversified Financial Services)	5.60	12/1/19	665
293	Teachers Insurance & Annuity Association (Insurance) (a)	6.85	12/16/39	333
155	Teva Pharmaceutical Finance Co. LLC (Pharmaceuticals)	6.15	2/1/36	170
200	The Kroger Co. (Food & Staples Retailing)	5.50	2/1/13	214
120	The Kroger Co. (Food & Staples Retailing)	7.50	1/15/14	137
319	The NASDAQ OMX Group, Inc. (Diversified Financial Services)	5.55	1/15/20	318
337	The Procter & Gamble Co. (Household Products)	4.70	2/15/19	372
523	Time Warner Cable, Inc. (Media)	5.85	5/1/17	588
278	Time Warner Cable, Inc. (Media)	8.25	2/14/14	323
395	Time Warner, Inc. (Media)	4.88	3/15/20	409
103	Time Warner, Inc. (Media)	6.20	3/15/40	106
210	Toyota Motor Credit Corp., MTN (Diversified Financial Services)	3.20	6/17/15	218
399	United Technologies Corp. (Aerospace & Defense)	5.70	4/15/40	427
140	US Central Federal Credit Union (Diversified Financial Services)	1.90	10/19/12	143
184	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.25	4/15/13	198
72	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.55	2/15/16	81
134	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.85	9/15/35	138
202	Wal-Mart Stores, Inc. (Specialty Retail)	6.50	8/15/37	232
387	Williams Partners LP (Oil, Gas & Consumable Fuels) Callable 8/15/20 @ 100.00	4.13	11/15/20	371
131	Wisconsin Power & Light Co. (Electric Utilities)	6.38	8/15/37	152
	Total Corporate Bonds			26,094
	U.S. Treasury Obligations — 34.03%
4,300	U.S. Treasury Bills (c)	0.01	7/14/11	4,300
2,000	U.S. Treasury Bills (c)	0.04	9/15/11	2,000
229	U.S. Treasury Bond	3.13	5/15/21	228
157	U.S. Treasury Bond	3.50	2/15/39	135
264	U.S. Treasury Bond	3.88	8/15/40	242
270	U.S. Treasury Bond	4.25	5/15/39	265
56	U.S. Treasury Bond	4.25	11/15/40	55
321	U.S. Treasury Bond	4.38	11/15/39	321
320	U.S. Treasury Bond	4.38	5/15/40	320
21	U.S. Treasury Bond	4.38	5/15/41	21

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$222	U.S. Treasury Bond	4.50	2/15/36	$229
295	U.S. Treasury Bond	4.50	8/15/39	302
372	U.S. Treasury Bond	4.63	2/15/40	388
148	U.S. Treasury Bond	4.75	2/15/37	158
156	U.S. Treasury Bond	4.75	2/15/41	166
118	U.S. Treasury Bond	5.00	5/15/37	131
91	U.S. Treasury Bond	5.38	2/15/31	107
83	U.S. Treasury Bond	6.25	8/15/23	105
274	U.S. Treasury Bond	6.25	5/15/30	354
435	U.S. Treasury Bond	8.00	11/15/21	619
251	U.S. Treasury Note	0.38	8/31/12	251
257	U.S. Treasury Note	0.38	9/30/12	257
316	U.S. Treasury Note	0.38	10/31/12	316
602	U.S. Treasury Note	0.50	11/30/12	604
63	U.S. Treasury Note	0.75	3/31/13	63
199	U.S. Treasury Note	0.75	8/15/13	200
222	U.S. Treasury Note	0.75	9/15/13	223
629	U.S. Treasury Note	0.75	12/15/13	631
199	U.S. Treasury Note	1.00	7/15/13	201
693	U.S. Treasury Note	1.13	12/15/12	701
199	U.S. Treasury Note	1.13	6/15/13	202
65	U.S. Treasury Note	1.25	9/30/15	65
289	U.S. Treasury Note	1.25	10/31/15	287
252	U.S. Treasury Note	1.38	9/15/12	255
324	U.S. Treasury Note	1.38	10/15/12	328
401	U.S. Treasury Note	1.38	11/15/12	407
370	U.S. Treasury Note	1.38	1/15/13	376
707	U.S. Treasury Note	1.38	2/15/13	718
338	U.S. Treasury Note	1.38	3/15/13	344
199	U.S. Treasury Note	1.38	5/15/13	203
360	U.S. Treasury Note	1.38	11/30/15	358
226	U.S. Treasury Note	1.50	7/15/12	229
311	U.S. Treasury Note	1.75	4/15/13	318
201	U.S. Treasury Note	1.75	3/31/14	207
258	U.S. Treasury Note	1.75	7/31/15	262
260	U.S. Treasury Note	1.88	6/30/15	266
239	U.S. Treasury Note	1.88	8/31/17	234
239	U.S. Treasury Note	1.88	9/30/17	234
238	U.S. Treasury Note	1.88	10/31/17	232
86	U.S. Treasury Note	2.00	4/30/16	87
276	U.S. Treasury Note	2.13	5/31/15	285
189	U.S. Treasury Note	2.25	5/31/14	197
264	U.S. Treasury Note	2.25	1/31/15	275

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$203	U.S. Treasury Note	2.25	3/31/16	$209
240	U.S. Treasury Note	2.25	11/30/17	239
179	U.S. Treasury Note	2.38	8/31/14	187
267	U.S. Treasury Note	2.38	9/30/14	279
216	U.S. Treasury Note	2.38	10/31/14	226
282	U.S. Treasury Note	2.38	2/28/15	295
242	U.S. Treasury Note	2.38	7/31/17	245
335	U.S. Treasury Note	2.50	3/31/13	347
276	U.S. Treasury Note	2.50	3/31/15	290
282	U.S. Treasury Note	2.50	4/30/15	296
248	U.S. Treasury Note	2.50	6/30/17	253
211	U.S. Treasury Note	2.63	7/31/14	222
666	U.S. Treasury Note	2.63	12/31/14	702
799	U.S. Treasury Note	2.63	8/15/20	773
155	U.S. Treasury Note	2.63	11/15/20	149
228	U.S. Treasury Note	2.75	11/30/16	238
240	U.S. Treasury Note	2.75	5/31/17	248
372	U.S. Treasury Note	2.75	2/15/19	376
207	U.S. Treasury Note	3.00	8/31/16	219
216	U.S. Treasury Note	3.00	9/30/16	228
231	U.S. Treasury Note	3.00	2/28/17	243
231	U.S. Treasury Note	3.13	8/31/13	244
411	U.S. Treasury Note	3.13	10/31/16	437
243	U.S. Treasury Note	3.13	1/31/17	258
245	U.S. Treasury Note	3.13	4/30/17	259
414	U.S. Treasury Note	3.13	5/15/19	428
279	U.S. Treasury Note	3.25	6/30/16	299
313	U.S. Treasury Note	3.25	7/31/16	336
235	U.S. Treasury Note	3.25	12/31/16	251
235	U.S. Treasury Note	3.25	3/31/17	250
624	U.S. Treasury Note	3.38	6/30/13	660
455	U.S. Treasury Note	3.38	11/15/19	474
73	U.S. Treasury Note	3.50	5/31/13	77
257	U.S. Treasury Note	3.50	2/15/18	276
451	U.S. Treasury Note	3.50	5/15/20	471
431	U.S. Treasury Note	3.63	8/15/19	459
458	U.S. Treasury Note	3.63	2/15/20	485
230	U.S. Treasury Note	3.63	2/15/21	240
350	U.S. Treasury Note	3.75	11/15/18	379
212	U.S. Treasury Note	3.88	5/15/18	232
251	U.S. Treasury Note	4.00	2/15/14	273
207	U.S. Treasury Note	4.00	2/15/15	228
226	U.S. Treasury Note	4.00	8/15/18	249

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$174	U.S. Treasury Note	4.13	5/15/15	$193
644	U.S. Treasury Note	4.25	8/15/13	695
247	U.S. Treasury Note	4.25	11/15/13	268
191	U.S. Treasury Note	4.25	8/15/15	213
129	U.S. Treasury Note	4.25	11/15/17	145
97	U.S. Treasury Note	4.38	8/15/12	102
30	U.S. Treasury Note	4.63	11/15/16	34
443	U.S. Treasury Note	4.75	5/15/14	493
174	U.S. Treasury Note	4.75	8/15/17	200
	Total U.S. Treasury Obligations			36,134
	Yankee Dollars — 7.50%
187	Allied World Assurance Co. Ltd. (Insurance)	5.50	11/15/20	189
272	Bank of Nova Scotia (Commercial Banks)	2.38	12/17/13	280
317	Bank of Nova Scotia (Commercial Banks)	3.40	1/22/15	333
255	Barrick (PD) Australia Finance Pty Ltd. (Metals & Mining)	5.95	10/15/39	258
207	Barrick International (Barbados) Corp. (Metals & Mining) (a)	6.35	10/15/36	217
468	British Telecommunications PLC (Communications Equipment)	5.95	1/15/18	517
419	Ensco PLC (Oil, Gas & Consumable Fuels)	4.70	3/15/21	423
279	Fairfax Financial Holdings Ltd. (Insurance)(a)	5.80	5/15/21	270
218	HSBC Bank PLC (Commercial Banks) (a)	3.10	5/24/16	217
334	HSBC Bank PLC (Commercial Banks) (a)	3.50	6/28/15	343
600	Royal Bank of Canada, MTN (Commercial Banks)	2.10	7/29/13	616
616	Sanofi-Aventis (Pharmaceuticals)	4.00	3/29/21	616
442	Shell International Finance BV (Energy Equipment & Services)	5.50	3/25/40	462
162	Shell International Finance BV (Energy Equipment & Services)	6.38	12/15/38	188
166	Siemens Financieringsmaatschappij NV (Industrial Conglomerates) (a)	6.13	8/17/26	188
4	Statoil ASA (Oil, Gas & Consumable Fuels)	3.13	8/17/17	4
461	Tesco PLC (Food & Staples Retailing) (a)	5.50	11/15/17	521
239	Teva Pharmaceutical Finance II/III LLC (Pharmaceuticals)	3.00	6/15/15	246
210	Total Capital SA (Oil, Gas & Consumable Fuels)	3.00	6/24/15	218
350	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10	6/1/40	371
226	Veolia Environnement (Multi-Utilities)	6.00	6/1/18	255
101	Weatherford Bermuda Holdings Ltd. (Energy Equipment & Services)	5.13	9/15/20	103
179	Weatherford International Ltd. (Energy Equipment & Services)	6.50	8/1/36	185
210	Wesfarmers Ltd. (Industrial Conglomerates) (a)	7.00	4/10/13	230
728	Woodside Finance Ltd. (Thrifts & Mortgage Finance) Callable 2/10/21 @ 100.00 (a)	4.60	5/10/21	714
	Total Yankee Dollars			7,964
	Time Deposit — 1.47%
1,561	State Street Liquidity Management Control System Time Deposit	0.01	7/1/11	1,561
	Total Time Deposit			1,561

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Core Fixed Income Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Total Investments Before TBA Sale Commitments (cost $115,197) — 109.05%			$115,800
	TBA Sale Commitments (d) — (3.55)%
$(1,600)	Fannie Mae, 30 YR TBA	5.50	7/25/41	(1,730)
(1,400)	Fannie Mae, 30 YR TBA	6.00	7/25/41	(1,538)
(200)	Federal Home Loan Mortgage Corporation, 30 YR TBA	4.00	7/15/41	(200)
(300)	Federal Home Loan Mortgage Corporation, 30 YR TBA	4.50	7/15/41	(310)
	Total TBA Sale Commitments			(3,778)
	Liabilities in excess of other assets — (5.50)%			(5,835)
	Net Assets — 100.00%			$106,187
(a)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(b)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.
(c)	Rate disclosed represents effective yield at purchase.
(d)	Represents a “to-be-announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in Notes to Financial Statements).

MTN —  Medium Term Note

TBA —  Security is subject to delayed delivery.

The following table reflects the percentage of the total investments of the Portfolio attributable to each Specialist Manager; see Note 3 in notes to financial statements.

Core Fixed Income Portfolio	BlackRock Financial Management, Inc.	Mellon Capital Management Corp.	Seix Investment Advisors LLC	Total
Asset Backed Securities	0.24%	—	—	0.24%
Collateralized Mortgage Obligations	2.16%	—	—	2.16%
U.S. Government Agency Mortgages	31.12%	—	—	31.12%
U.S. Government Agency Securities	—	4.52%	—	4.52%
Corporate Bonds	—	0.23%	22.30%	22.53%
U.S. Treasury Obligations	5.44%	25.76%	—	31.20%
Yankee Dollars	—	—	6.88%	6.88%
Time Deposits	0.12%	0.59%	0.64%	1.35%
Total Investments	39.08%	31.10%	29.82%	100.00%

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positionsˆ	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(4)	U.S. Treasury 5 Year Note Future	$(477)	Sep-11	$(1)
3	U.S. Treasury 10 Year Note Future	367	Sep-11	(3)
				$(4)
ˆ	Cash has been pledged as collateral for futures held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds — 81.10%
$ 431	Accellent, Inc. (Health Care Equipment & Supplies)	8.38	2/1/17	$446
395	ACCO Brands Corp. (Commercial Services & Supplies) Callable 9/15/12 @ 105.31	10.63	3/15/15	441
670	Accuride Corp. (Auto Components) Callable 8/1/14 @ 104.75	9.50	8/1/18	717
990	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment) Callable 8/1/15 @ 103.88	7.75	8/1/20	1,020
837	AES Ironwood LLC (Diversified Financial Services)	8.86	11/30/25	849
500	Affinia Group, Inc. (Auto Components) Callable 8/15/12 @ 108.06 (b)	10.75	8/15/16	558
1,185	Affinion Group Holdings, Inc. (Media) Callable 11/15/12 @ 108.72 (b)	11.63	11/15/15	1,185
1,775	Affinion Group, Inc. (Media) Callable 12/15/14 @ 103.94 (b)	7.88	12/15/18	1,660
1,665	Affinion Group, Inc. (Media) Callable 12/15/14 @ 103.94	11.50	10/15/15	1,719
995	Ally Financial, Inc. (Diversified Financial Services) (b)	6.25	12/1/17	988
3,610	American Airlines, Inc. (Airlines) Callable 3/15/13 @ 105.62 (b)	7.50	3/15/16	3,538
1,100	American General Finance Corp., MTN (Consumer Finance)	5.75	9/15/16	982
390	American General Finance Corp., Series H, MTN (Consumer Finance)	5.38	10/1/12	388
385	American General Finance Corp., Series I, MTN (Consumer Finance)	5.40	12/1/15	352
600	American General Institutional Capital, Series B (Insurance) (b)	8.13	3/15/46	647
2,225	American International Group, Inc. (Insurance) Callable 5/15/38 @ 100.00 (a)	8.18	5/15/58	2,431
810	American Petroleum Tankers LLC (Energy Equipment & Services) Callable 5/1/12 @ 105.13	10.25	5/1/15	846
390	American Renal Holdings, Inc. (Health Care Providers & Services) Callable 5/15/13 @ 104.19	8.38	5/15/18	397
560	AMGH Merger Sub, Inc. (Transportation Infrastructure) Callable 11/1/14 @ 104.63 (b)	9.25	11/1/18	591
610	Amsted Industries, Inc. (Multi-Utilities) Callable 3/15/14 @ 104.06 (b)	8.13	3/15/18	641
1,500	Apria Healthcare Group, Inc., Series A1 (Health Care Providers & Services) Callable 11/1/11 @ 105.62	11.25	11/1/14	1,552
1,425	Arch Coal, Inc. (Oil, Gas & Consumable Fuels) Callable 6/15/15 @ 103.50 (b)	7.00	6/15/19	1,421
1,425	Arch Coal, Inc. (Oil, Gas & Consumable Fuels) Callable 6/15/16 @ 103.63 (b)	7.25	6/15/21	1,427
725	Associated Materials LLC (Building Products) Callable 11/1/13 @ 106.84 (b)	9.13	11/1/17	723
1,725	Atlas Pipeline Partners LP (Oil, Gas & Consumable Fuels) Callable 6/15/13 @ 104.38	8.75	6/15/18	1,824
1,635	Avaya, Inc. (Communications Equipment) Callable 4/15/15 @ 103.50 (b)	7.00	4/1/19	1,582
3,770	Aviation Capital Group (Transportation Infrastructure) (b)	6.75	4/6/21	3,770
1,265	Avis Budget Car Rental LLC (Commercial Services & Supplies) Callable 10/15/14 @ 104.13	8.25	1/15/19	1,281
885	Avis Budget Car Rental LLC (Commercial Services & Supplies) Callable 3/15/14 @ 104.81	9.63	3/15/18	945
1,760	Bank of America Corp. (Diversified Financial Services) Callable 1/30/18 @ 100.00 (a)	8.00	12/29/49	1,838
620	BE Aerospace, Inc. (Aerospace & Defense) Callable 10/1/15 @ 103.44	6.88	10/1/20	649
780	Biomet, Inc. (Electronic Equipment, Instruments & Components) Callable 10/15/12 @ 105.00	10.00	10/15/17	850
900	Block Communications, Inc. (Media) Callable 8/8/11 @ 104.13 (b)	8.25	12/15/15	917
675	Building Materials Corp. of America (Building Products) Callable 5/1/16 103.38 (b)	6.75	5/1/21	678
825	Cablevision Systems Corp. (Media)	8.00	4/15/20	885
385	Calpine Construction Finance Co. LP (Electric Utilities) Callable 6/1/13 @ 104.00 (b)	8.00	6/1/16	416
430	Calpine Corp. (Independent Power Producers & Energy Traders) Callable 10/15/13 @ 103.63 (b)	7.25	10/15/17	436
20	Calpine Corp. (Independent Power Producers & Energy Traders) Callable 11/1/15 @ 103.75 (b)	7.50	2/15/21	20
1,300	Calpine Corp. (Independent Power Producers & Energy Traders) Callable 7/31/15 @ 103.94 (b)	7.88	7/31/20	1,359
140	Casella Waste Systems, Inc. (Commercial Services & Supplies) Callable 7/15/12 @ 105.50	11.00	7/15/14	156
870	CCO Holdings LLC/CCO Holdings Capital Corp. (Software) Callable 4/30/15 @ 104.88	6.50	4/30/21	858
650	CCO Holdings LLC/CCO Holdings Capital Corp. (Media) Callable 1/15/14 @ 105.25 (b)	7.00	1/15/19	668

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,355	CCO Holdings LLC/CCO Holdings Capital Corp. (Media) Callable 10/30/13 @ 105.44	7.25	10/30/17	$1,404
1,145	CCO Holdings LLC/CCO Holdings Capital Corp. (Media) Callable 4/30/13 @ 105.91	7.88	4/30/18	1,207
490	CCO Holdings LLC/CCO Holdings Capital Corp. (Media) Callable 4/30/15 @ 104.06	8.13	4/30/20	529
1,000	Cemex Finance LLC (Capital Markets) Callable 12/14/13 @ 104.75 (b)	9.50	12/14/16	1,034
715	CenturyLink, Inc. (Diversified Telecommunication Services)	6.45	6/15/21	707
730	Cenveo Corp. (Paper & Forest Products) Callable 2/1/14 @ 104.44	8.88	2/1/18	708
2,255	Cequel Communications Holdings I LLC and Cequel Capital Corp. (Media) Callable 11/15/12 @ 106.47 (b)	8.63	11/15/17	2,345
455	Chart Industries, Inc. (Machinery) Callable 8/8/11 @ 104.56	9.13	10/15/15	475
1,665	Checkout Holdings Corp. (Media) Callable 8/8/11 @ 63.95 (b)(c)	10.75	11/15/15	1,068
555	Chemtura Corp. (Chemicals) Callable 9/1/14 @ 103.94	7.88	9/1/18	581
275	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	6.50	8/15/17	291
345	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	6.88	11/15/20	364
1,290	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	7.25	12/15/18	1,406
935	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	7.63	7/15/13	1,019
925	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	9.50	2/15/15	1,073
1,415	Chesapeake Midstream Partners LLC (Oil, Gas & Consumable Fuels) Callable 4/15/15 @ 104.41 (b)	5.88	4/15/21	1,397
800	Chrysler GP/CG Co. – Issuer (Automobiles) Callable 6/15/15 @ 104.00 (b)	8.00	6/15/19	786
700	Chrysler GP/CG Co. – Issuer (Automobiles) Callable 6/15/16 @ 104.13 (b)	8.25	6/15/21	686
160	Cincinnati Bell, Inc. (Diversified Telecommunication Services) Callable 10/15/15 @ 104.19	8.38	10/15/20	160
390	Cinemark USA, Inc. (Media) Callable 6/15/16 @ 103.69 (b)	7.38	6/15/21	388
145	Cinemark USA, Inc. (Media) Callable 6/15/14 @ 104.31	8.63	6/15/19	159
650	CIT Group, Inc. (Diversified Financial Services) Callable 8/8/11 @ 102.00	7.00	5/1/14	658
2,905	CIT Group, Inc. (Diversified Financial Services) Callable 8/8/11 @ 102.00	7.00	5/1/15	2,909
3,745	CIT Group, Inc. (Diversified Financial Services) Callable 8/8/11 @ 102.00	7.00	5/1/16	3,731
2,790	CIT Group, Inc. (Diversified Financial Services) Callable 8/8/11 @ 102.00	7.00	5/1/17	2,783
2,225	CIT Group, Inc., Series C (Diversified Financial Services) (b)	5.25	4/1/14	2,214
660	Citadel Broadcasting Corp. (Media) Callable 12/15/14 @ 103.88 (b)	7.75	12/15/18	701
775	Citgo Petroleum Corp. (Oil, Gas & Consumable Fuels) Callable 7/1/14 @ 105.75 (b)	11.50	7/1/17	899
1,220	Citigroup Capital XXI (Diversified Financial Services) Callable 12/21/37 @ 100.00 (a)	8.30	12/21/57	1,247
520	Clear Channel Worldwide Holdings, Inc., Series A (Media) Callable 12/15/12 @ 106.94	9.25	12/15/17	566
405	Clear Channel Worldwide Holdings, Inc., Series B (Media) Callable 12/15/12 @ 106.94	9.25	12/15/17	441
1,770	ClubCorp Club Operations, Inc. (Hotels, Restaurants & Leisure) Callable 12/1/14 @ 105.00 (b)	10.00	12/1/18	1,752
3,485	Coffeyville Resources LLC (Oil, Gas & Consumable Fuels) Callable 4/1/13 @ 108.16 (b)	10.88	4/1/17	3,955
1,050	Community Choice Financial, Inc. (Thrifts & Mortgage Finance) Callable 5/1/15 @ 105.38 (b)	10.75	5/1/19	1,066
2,215	Community Health Systems, Inc. (Health Care Providers & Services) Callable 8/8/11 @ 104.44	8.88	7/15/15	2,281
840	Compass Minerals International, Inc. (Metals & Mining) Callable 6/1/14 @ 104.00	8.00	6/1/19	918
1,265	Comstock Resources, Inc. (Oil, Gas & Consumable Fuels) Callable 4/1/15 @ 103.88	7.75	4/1/19	1,274
320	Concho Resources, Inc. (Oil, Gas & Consumable Fuels) Callable 1/15/16 @ 103.50	7.00	1/15/21	331
1,195	Cooper-Standard Automotive, Inc. (Auto Components) Callable 5/1/14 @ 104.25	8.50	5/1/18	1,261
1,575	Copano Energy LLC/Copano Energy Finance Corp. (Oil, Gas & Consumable Fuels) Callable 4/1/16 @ 103.56	7.13	4/1/21	1,555
350	Cott Beverages USA, Inc. (Beverages) Callable 9/1/14 @ 104.06	8.13	9/1/18	367
1,375	Covanta Holding Corp. (Commercial Services & Supplies) Callable 12/1/15 @ 103.63	7.25	12/1/20	1,438

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$585	Cricket Communications, Inc. (Wireless Telecommunication Services) Callable 5/5/12 @ 105.81	7.75	5/15/16	$620
1,910	Cricket Communications, Inc. (Wireless Telecommunication Services) Callable 10/15/15 @ 103.88 (b)	7.75	10/15/20	1,867
725	Darling International, Inc. (Commercial Services & Supplies) Callable 12/15/14 @ 104.25 (b)	8.50	12/15/18	783
1,340	Delphi Corp. (Auto Components) Callable 5/15/14 @ 104.41 (b)	5.88	5/15/19	1,313
1,195	Delphi Corp. (Auto Components) Callable 5/15/16 @ 103.06 (b)	6.13	5/15/21	1,180
360	Delta Air Lines, Inc. (Airlines)	8.95	8/10/14	372
406	Delta Air Lines, Inc. (Airlines) Callable 9/15/11 @ 107.12 (b)	9.50	9/15/14	433
2,340	Diamond Resorts Corp. (Hotels, Restaurants & Leisure) Callable 8/15/14 @ 106.00 (b)	12.00	8/15/18	2,480
935	DigitalGlobe, Inc. (Aerospace & Defense) Callable 5/1/12 @ 105.25	10.50	5/1/14	1,039
1,490	DISH DBS Corp. (Media)	7.88	9/1/19	1,607
630	Ducommun, Inc. (Aerospace & Defense) Callable 7/15/15 @ 104.88 (b)	9.75	7/15/18	647
1,235	DuPont Fabros Technology LP (Real Estate Investment Trusts) Callable 12/15/13 @ 104.25	8.50	12/15/17	1,349
675	Dycom Investments, Inc. (Construction & Engineering) Callable 1/15/16 @ 103.56 (b)	7.13	1/15/21	689
510	E*TRADE Financial Corp. (Thrifts & Mortgage Finance)	6.75	6/1/16	500
420	Echostar DBS Corp. (Media)	7.13	2/1/16	443
695	EchoStar DBS Corp. (Media)	7.75	5/31/15	752
685	Edison Mission Energy (Electric Utilities)	7.00	5/15/17	555
1,765	Edison Mission Energy (Electric Utilities)	7.20	5/15/19	1,403
140	Edison Mission Energy (Electric Utilities)	7.50	6/15/13	141
275	Edison Mission Energy (Electric Utilities)	7.75	6/15/16	248
1,335	EH Holding Corp. (Communications Equipment) (b)	6.50	6/15/19	1,358
660	EH Holding Corp. (Communications Equipment) (b)	7.63	6/15/21	673
810	El Paso Corp. (Oil, Gas & Consumable Fuels)	7.00	6/15/17	916
135	El Paso Natural Gas Co. (Oil, Gas & Consumable Fuels)	8.63	1/15/22	175
770	Endo Pharmaceuticals Holdings, Inc. (Pharmaceuticals) Callable 7/15/15 @ 103.50 (b)	7.00	7/15/19	789
790	Endo Pharmaceuticals Holdings, Inc. (Pharmaceuticals) Callable 12/15/15 @ 103.50 (b)	7.00	12/15/20	812
1,075	Endo Pharmaceuticals Holdings, Inc. (Pharmaceuticals) Callable 7/15/16 @ 103.63 (b)	7.25	1/15/22	1,091
1,245	Energy Future Holdings Corp. (Electric Utilities) Callable 1/15/15 @ 105.00 (d)	10.00	1/15/20	1,322
1,005	Energy Future Holdings Corp./EFIH Finance, Inc. (Electric Utilities) Callable 12/1/15 @ 105.00	10.00	12/1/20	1,072
495	EnergySolutions, Inc./EnergySolutions LLC (Commercial Services & Supplies) Callable 8/15/14 @ 105.38	10.75	8/15/18	522
280	Enterprise Products Operation LP (Commercial Banks) Callable 1/15/18 @ 100.00 (a)	7.03	1/15/68	294
565	Entravision Communications Corp. (Media) Callable 8/1/13 @ 106.56	8.75	8/1/17	585
1,445	Exide Technologies (Auto Components) Callable 2/1/15 @ 104.31 (b)	8.63	2/1/18	1,503
735	Ferrellgas Partners LP (Gas Utilities) Callable 5/1/16 @ 103.25 (b)	6.50	5/1/21	695
575	Ferrellgas Partners LP (Gas Utilities) Callable 10/1/13 @ 104.56	9.13	10/1/17	617
740	FireKeepers Development Authority (Diversified Financial Services) Callable 5/1/12 @ 110.50 (b)	13.88	5/1/15	855
1,250	First Wind Capital LLC (Oil, Gas & Consumable Fuels) Callable 6/1/14 @ 107.69 (b)	10.25	6/1/18	1,263
293	Ford Motor Co. (Automobiles) (a)(b)	2.94	12/15/13	293
490	Ford Motor Co. (Automobiles)	7.45	7/16/31	555
350	Ford Motor Credit Co. LLC (Consumer Finance)	8.13	1/15/20	405
365	Forest Oil Corp. (Oil, Gas & Consumable Fuels) Callable 6/15/12 @ 103.63	7.25	6/15/19	372
2,770	Freescale Semiconductor, Inc. (Semiconductors & Semiconductor Equipment) Callable 6/1/15 @ 104.03 (b)	8.05	2/1/20	2,784
1,285	Freescale Semiconductor, Inc. (Semiconductors & Semiconductor Equipment) Callable 4/15/14 @ 104.63 (b)	9.25	4/15/18	1,385

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$915	Frontier Communications Corp. (Diversified Telecommunication Services)	7.88	4/15/15	$993
1,490	Frontier Communications Corp. (Diversified Telecommunication Services)	8.25	4/15/17	1,620
2,545	General Motors Financial Co., Inc. (Thrifts & Mortgage Finance) (b)	6.75	6/1/18	2,551
665	Genesis Energy LP (Oil, Gas & Consumable Fuels) Callable 12/15/14 @ 103.94 (b)	7.88	12/15/18	662
3,120	GenOn Energy, Inc. (Multi-Utilities)	9.50	10/15/18	3,245
1,955	GenOn Energy, Inc. (Multi-Utilities) Callable 10/15/15 @ 104.94	9.88	10/15/20	2,043
615	Gentiva Health Services, Inc. (Health Care Providers & Services) Callable 9/1/14 @ 105.75	11.50	9/1/18	649
2,330	Genworth Financial, Inc. (Insurance) Callable 11/15/16 @ 100.00 (a)	6.15	11/15/66	1,695
205	Genworth Financial, Inc. (Insurance)	7.63	9/24/21	207
525	GeoEye, Inc. (Aerospace & Defense) Callable 10/1/13 @ 104.31	8.63	10/1/16	553
920	GeoEye, Inc. (Aerospace & Defense) Callable 10/1/13 @ 104.31	9.63	10/1/15	1,040
1,520	Geokinetics Holdings, Inc. (Energy Equipment & Services) Callable 12/15/11 @ 104.88	9.75	12/15/14	1,459
1,080	Georgia Gulf Corp. (Chemicals) Callable 1/15/14 @ 104.50 (b)	9.00	1/15/17	1,150
4,635	GMAC, Inc. (Consumer Finance)	8.00	11/1/31	5,017
900	Griffon Corp. (Building Products) Callable 4/1/14 @ 105.34 (b)	7.13	4/1/18	903
1,445	Hartford Financial Services Group (Insurance) Callable 6/15/18 @ 100.00 (a)	8.13	6/15/38	1,557
748	HCA, Inc. (Health Care Providers & Services) Callable 2/15/13 @ 104.94	9.88	2/15/17	832
635	Hertz Corp. (Road & Rail) Callable 10/15/14 @ 103.75 (b)	7.50	10/15/18	654
142	Hertz Corp. (Road & Rail) Callable 8/8/11 @ 102.22	8.88	1/1/14	146
405	Host Hotels & Resorts LP (Hotels, Restaurants & Leisure) Callable 5/15/13 @ 104.50	9.00	5/15/17	456
635	Hughes Network Systems LLC/HNS Finance Corp. (Wireless Telecommunication Services) Callable 7/8/11 @ 102.38	9.50	4/15/14	651
2,135	Huntington Ingalls Industries, Inc. (Aerospace & Defense) Callable 3/15/16 @ 103.56 (b)	7.13	3/15/21	2,210
690	Huntsman International LLC (Chemicals) Callable 8/8/11 @ 100.00	5.50	6/30/16	679
430	Huntsman International LLC (Chemicals) Callable 3/15/15 @ 104.31	8.63	3/15/20	469
260	Huntsman International LLC (Chemicals) Callable 9/15/15 @ 104.31	8.63	3/15/21	283
1,810	Icahn Enterprises LP/Icahn Enterprises Finance Corp. (Industrial Conglomerates) Callable 1/15/14 @ 104.00	8.00	1/15/18	1,837
1,250	ILFC E-Capital Trust I (Diversified Consumer Services) Callable 8/8/11 @ 100.00 (a)(b)	5.74	12/21/65	1,020
500	ILFC E-Capital Trust ll (Diversified Consumer Services) (a)(b)	6.25	12/21/65	425
970	ING Capital Funding Trust III (Insurance) Callable 9/30/11 @ 100.00 (a)	3.85	12/29/49	916
930	Insight Communications Co., Inc. (Media) Callable 7/15/13 @ 107.03 (b)	9.38	7/15/18	1,021
770	Integra Telecom (Diversified Telecommunication Services) Callable 4/15/13 @ 105.38 (b)	10.75	4/15/16	778
540	Interface, Inc. (Commercial Services & Supplies) Callable 12/1/14 @ 103.81	7.63	12/1/18	562
1,560	International Lease Finance Corp. (Diversified Financial Services)	6.25	5/15/19	1,524
2,225	International Lease Finance Corp. (Diversified Financial Services)	8.25	12/15/20	2,403
1,285	International Lease Finance Corp. (Diversified Financial Services) (d)	8.75	3/15/17	1,405
430	International Lease Finance Corp., Series R, MTN (Diversified Financial Services)	6.63	11/15/13	445
555	inVentiv Health, Inc. (Media) Callable 8/15/14 @ 105.00 (b)	10.00	8/15/18	527
585	iPayment, Inc. (IT Services) Callable 5/15/15 @ 105.13 (b)	10.25	5/15/18	575
750	Jabil Circuit, Inc. (Electronic Equipment, Instruments & Components)	8.25	3/15/18	857
1,000	Jarden Corp. (Diversified Consumer Services) Callable 1/15/15 @ 103.75	7.50	1/15/20	1,040
2,555	JBS USA LLC/JBS USA Finance, Inc. (Food Products) Callable 6/1/15 @ 105.44 (b)	7.25	6/1/21	2,485
1,960	JMC Steel Group, Inc. (Independent Power Producers & Energy Traders) Callable 3/15/14 @ 106.19 (b)	8.25	3/15/18	1,989
865	KB Home (Household Durables)	9.10	9/15/17	876
1,440	Kindred Healthcare, Inc. (Health Care Providers & Services) Callable 6/1/14 @ 106.19 (b)	8.25	6/1/19	1,433
229	Koppers, Inc. (Chemicals) Callable 12/1/14 @ 103.94	7.88	12/1/19	244

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,035	Kratos Defense & Security Solutions, Inc. (Aerospace & Defense) Callable 6/1/14 @ 105.00	10.00	6/1/17	$1,092
825	Kratos Defense & Security Solutions, Inc. (Aerospace & Defense) Callable 6/1/14 @ 105.00	10.00	6/1/17	870
1,320	Lantheus Medical Imaging, Inc. (Pharmaceuticals) Callable 5/15/14 @ 104.88	9.75	5/15/17	1,353
1,699	LBI Escrow Corp. (Diversified Financial Services) Callable 5/1/13 @ 106.00 (b)	8.00	11/1/17	1,890
285	Lear Corp. (Auto Components) Callable 3/15/14 @ 103.94	7.88	3/15/18	306
285	Lear Corp. (Auto Components) Callable 3/15/15 @ 104.06	8.13	3/15/20	307
1,650	Level 3 Communications, Inc. (Diversified Telecommunication Services) Callable 2/1/15 @ 105.94 (b)	11.88	2/1/19	1,780
1,830	Level 3 Financing, Inc. (Diversified Telecommunication Services) Callable 8/8/11 @ 100.00 (a)	4.22	2/15/15	1,725
278	Level 3 Financing, Inc. (Diversified Telecommunication Services) Callable 8/22/11 @ 104.63	9.25	11/1/14	286
1,560	Level 3 Financing, Inc. (Diversified Telecommunication Services) Callable 4/1/15 @ 104.69 (b)	9.38	4/1/19	1,607
615	Liberty Mutual Group, Inc. (Insurance) Callable 3/15/17 @ 100.00 (a)(b)	7.00	3/15/37	588
600	Liberty Mutual Group, Inc. (Insurance) (b)	7.80	3/15/37	599
645	Liberty Mutual Group, Inc. (Insurance) Callable 6/15/38 @ 100.00 (a)(b)	10.75	6/15/58	856
760	Limited Brands, Inc. (Specialty Retail)	6.63	4/1/21	777
570	Limited Brands, Inc. (Specialty Retail)	7.00	5/1/20	600
280	Lincoln National Corp. (Insurance) Callable 4/20/17 @ 100.00 (a)	6.05	4/20/67	270
675	Lincoln National Corp. (Insurance) Callable 5/17/16 @ 100.00 (a)	7.00	5/17/66	676
1,105	Linn Energy LLC/Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels) Callable 5/15/15 @ 103.25 (b)	6.50	5/15/19	1,094
945	Linn Energy LLC/Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels) Callable 4/15/15 @ 104.31	8.63	4/15/20	1,025
820	Live Nation Entertainment, Inc. (Media) Callable 5/15/14 @ 104.06 (b)	8.13	5/15/18	828
880	Longview Fibre Paper & Packaging, Inc. (Paper & Forest Products) Callable 6/1/13 @ 104.00 (b)	8.00	6/1/16	884
995	Macy’s Retail Holdings, Inc. (Multiline Retail) (d)	8.38	7/15/15	1,180
100	Marina District Finance Co., Inc. (Hotels, Restaurants & Leisure) Callable 10/15/13 @ 104.75 (b)	9.50	10/15/15	104
690	Marina District Finance Co., Inc. (Hotels, Restaurants & Leisure) Callable 8/15/14 @ 104.94	9.88	8/15/18	716
892	MarkWest Energy Partners LP, Series B (Oil, Gas & Consumable Fuels) Callable 4/15/13 @ 104.38	8.75	4/15/18	972
985	Martin Midstream Partners & Finance (Transportation Infrastructure) Callable 4/1/14 @ 104.44	8.88	4/1/18	1,034
3,400	MBIA, Inc. (Insurance)	5.70	12/1/34	2,141
340	Mediacom LLC/Mediacom Capital Corp. (Media) Callable 8/15/14 @ 104.56	9.13	8/15/19	359
3,485	MedImpact Holdings, Inc. (Diversified Financial Services) Callable 2/1/15 @ 105.25 (b)	10.50	2/1/18	3,624
795	MEMC Electronics Materials, Inc. (Semiconductors & Semiconductor Equipment) Callable 4/1/14 @ 105.81 (b)	7.75	4/1/19	785
380	MetroPCS Wireless, Inc. (Wireless Telecommunication Services) Callable 9/1/14 @ 103.94	7.88	9/1/18	402
3,158	Midwest Generation LLC, Series B (Diversified Financial Services)	8.56	1/2/16	3,237
2,815	MPT Operating Partnership LP/MPT Finance Corp. (Real Estate Investment Trusts) Callable 5/1/16 @ 103.44 (b)	6.88	5/1/21	2,766
2,185	MTR Gaming Group, Inc. (Hotels, Restaurants & Leisure) Callable 7/15/11 @ 106.31	12.63	7/15/14	2,259
550	Mueller Water Products, Inc. (Machinery) Callable 9/1/15 @ 104.38	8.75	9/1/20	595
950	Navistar International Corp. (Machinery) Callable 11/1/14 @ 104.13	8.25	11/1/21	1,017

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$450	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (Media) Callable 4/15/14 @ 104.44	8.88	4/15/17	$474
455	Nextel Communications, Inc., Series D (Wireless Telecommunication Services) Callable 7/19/11 @ 100.92	7.38	8/1/15	455
475	Nextel Communications, Inc., Series E (Wireless Telecommunication Services) Callable 7/19/11 @ 100.86	6.88	10/31/13	478
1,165	NII Capital Corp. (Wireless Telecommunication Services) Callable 4/1/16 @ 103.81	7.63	4/1/21	1,217
910	NII Capital Corp. (Wireless Telecommunication Services) Callable 12/15/14 @ 104.44	8.88	12/15/19	1,004
1,710	Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (Oil, Gas & Consumable Fuels) Callable 3/15/14 @ 104.44	8.88	3/15/18	1,795
125	Northern Tier Energy LLC (Independent Power Producers & Energy Traders) Callable 12/1/13 @ 107.88 (b)	10.50	12/1/17	138
1,145	NRG Energy, Inc. (Independent Power Producers & Energy Traders)	7.38	1/15/17	1,199
1,795	NRG Energy, Inc. (Independent Power Producers & Energy Traders) Callable 5/15/14 @ 103.81 (b)	7.63	5/15/19	1,786
7,190	NRG Energy, Inc. (Independent Power Producers & Energy Traders) Callable 5/15/16 @ 103.94 (b)	7.88	5/15/21	7,172
1,305	NRG Energy, Inc. (Independent Power Producers & Energy Traders) Callable 9/1/15 @ 104.13	8.25	9/1/20	1,331
955	NRG Energy, Inc. (Independent Power Producers & Energy Traders) Callable 6/15/14 @ 104.25	8.50	6/15/19	988
3,115	Oil States International, Inc. (Energy Equipment & Services) Callable 6/1/14 @ 104.88 (b)	6.50	6/1/19	3,131
77	Omnicare, Inc. (Health Care Providers & Services) Callable 8/8/11 @ 101.00	6.13	6/1/13	77
145	Paetec Holding Corp. (Diversified Telecommunication Services) Callable 6/30/13 @ 104.44	8.88	6/30/17	152
510	Penn Virginia Corp. (Oil, Gas & Consumable Fuels) Callable 6/15/13 @ 105.19	10.38	6/15/16	565
620	Penn Virginia Resources Partners LP (Energy Equipment & Services) Callable 4/15/14 @ 104.13	8.25	4/15/18	640
160	Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels) Callable 6/1/12 @ 103.94	7.88	6/1/15	168
585	PHH Corp. (Commercial Services & Supplies)	9.25	3/1/16	640
1,055	Phillips-Van Heusen Corp. (Textiles, Apparel & Luxury Goods) Callable 5/15/15 @ 103.69	7.38	5/15/20	1,129
885	Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure) Callable 5/15/15 @ 104.38	8.75	5/15/20	927
500	Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels) Callable 6/1/13 @ 103.81	7.63	6/1/18	525
585	Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels) Callable 10/15/14 @ 104.81	8.63	10/15/19	638
545	Plastipak Holdings, Inc. (Containers & Packaging) Callable 8/15/14 @ 105.31 (b)	10.63	8/15/19	613
705	Polymer Group, Inc. (Personal Products) Callable 2/1/15 @ 103.88 (b)	7.75	2/1/19	707
990	Production Resource Group LLC (Hotels, Restaurants & Leisure) Callable 5/1/14 @ 106.66 (b)	8.88	5/1/19	983
670	Provident Funding Associates LP (Diversified Financial Services) Callable 4/15/14 @ 105.13 (b)	10.25	4/15/17	734
730	Provident Funding Associates LP/PFG Finance Corp. (Diversified Financial Services) Callable 2/15/15 @ 105.06 (b)	10.13	2/15/19	741
2,190	Quapaw Downstream Development Authority (Hotels, Restaurants & Leisure) Callable 7/1/15 @ 105.25 (b)	10.50	7/1/19	2,179
230	QVC, Inc. (Internet & Catalog Retail) Callable 10/1/14 @ 103.75 (b)	7.50	10/1/19	244
1,460	Qwest Capital Funding, Inc. (Diversified Telecommunication Services)	6.88	7/15/28	1,394
1,340	Qwest Capital Funding, Inc. (Diversified Telecommunication Services)	7.75	2/15/31	1,370
1,040	Qwest Corp. (Diversified Telecommunication Services) Callable 10/15/15 @ 101.94	7.25	10/15/35	1,030
1,039	RailAmerica, Inc. (Road & Rail)	9.25	7/1/17	1,140

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,385	Rain CII Carbon LLC (Chemicals) Callable 12/1/14 @ 104.00 (b)	8.00	12/1/18	$1,475
1,425	Reckson Operating Partnership LP (Diversified Financial Services)	7.75	3/15/20	1,633
1,025	Regal Entertainment Group (Media) Callable 8/15/14 @ 104.56	9.13	8/15/18	1,061
750	Regions Bank (Commercial Banks)	6.45	6/26/37	702
400	Regions Bank (Commercial Banks)	7.50	5/15/18	418
1,655	Regions Financial Corp. (Diversified Financial Services)	5.75	6/15/15	1,630
1,725	Revlon Consumer Products Corp. (Personal Products) Callable 11/15/12 @ 104.88	9.75	11/15/15	1,854
815	Rite Aid Corp. (Food & Staples Retailing) Callable 3/1/12 @ 103.75	7.50	3/1/17	809
670	Roadhouse Financing, Inc. (Hotels, Restaurants & Leisure) Callable 10/15/13 @ 108.06 (b)	10.75	10/15/17	704
700	Rotech Healthcare, Inc. (Health Care Providers & Services) Callable 3/15/15 @ 105.25 (b)	10.50	3/15/18	676
625	Rotech Healthcare, Inc. (Health Care Providers & Services) Callable 4/15/13 @ 105.38	10.75	10/15/15	680
1,325	Rouse Co. (Oil, Gas & Consumable Fuels) Callable 5/9/13 @ 103.38	6.75	11/9/15	1,366
200	Sabine Pass LNG LP (Oil, Gas & Consumable Fuels)	7.25	11/30/13	205
500	Sabine Pass LNG LP (Oil, Gas & Consumable Fuels)	7.50	11/30/16	513
584	Salem Communications Corp. (Media) Callable 12/15/13 @ 104.81	9.63	12/15/16	615
1,380	SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels) Callable 6/1/13 @ 104.00 (b)	8.00	6/1/18	1,408
345	SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels) Callable 1/15/15 @ 104.38	8.75	1/15/20	367
4,715	Sears Holdings Corp. (Specialty Retail) (b)	6.63	10/15/18	4,373
1,635	Sinclair Television Group, Inc. (Media) Callable 11/1/13 @ 104.63 (b)	9.25	11/1/17	1,794
845	Sirius XM Radio, Inc. (Media) Callable 9/1/12 @ 104.88 (b)	9.75	9/1/15	930
812	Sithe/Independence Funding Corp., Series A (Electric Utilities)	9.00	12/30/13	831
1,505	SLM Corp., MTN (Consumer Finance)	6.25	1/25/16	1,561
710	Solutia, Inc. (Chemicals) Callable 3/15/15 @ 103.94	7.88	3/15/20	760
755	Solutia, Inc. (Chemicals) Callable 11/1/13 @ 104.38	8.75	11/1/17	819
555	Speedway Motorsports, Inc. (Hotels, Restaurants & Leisure) Callable 6/1/13 @ 104.38	8.75	6/1/16	599
480	Speedy Cash, Inc. (IT Services) Callable 5/15/15 @ 105.38 (b)	10.75	10/15/18	491
805	Spirit Aerosystems, Inc. (Aerospace & Defense) Callable 12/15/15 @ 103.38	6.75	12/15/20	817
305	Spirit Aerosystems, Inc. (Aerospace & Defense) Callable 10/1/13 @ 103.75	7.50	10/1/17	321
1,350	Springleaf Finance Corp., Series J, MTN (Auto Components)	6.90	12/15/17	1,239
2,385	Sprint Capital Corp. (Wireless Telecommunication Services)	6.88	11/15/28	2,260
5	Sprint Capital Corp. (Wireless Telecommunication Services)	6.90	5/1/19	5
845	Sprint Capital Corp. (Wireless Telecommunication Services)	8.38	3/15/12	879
2,595	Sprint Capital Corp. (Wireless Telecommunication Services)	8.75	3/15/32	2,809
1,100	Sprint Nextel Corp. (Wireless Telecommunication Services)	8.38	8/15/17	1,209
285	SquareTwo Financial Corp. (Thrifts & Mortgage Finance) Callable 4/1/14 @ 105.80	11.63	4/1/17	298
825	Standard Pacific Corp. (Household Durables)	8.38	5/15/18	818
1,080	Stater Brothers Holdings (Food & Staples Retailing) Callable 8/8/11 @ 103.88	7.75	4/15/15	1,118
420	SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure) Callable 10/15/15 @ 104.31 (b)	8.63	4/15/16	433
175	SunGard Data Systems, Inc. (Computers & Peripherals) Callable 11/15/13 @ 105.53	7.38	11/15/18	175
330	Symbion, Inc. (Health Care Providers & Services) Callable 6/15/14 @ 104.00 (b)	8.00	6/15/16	323
1,145	Targa Resources Partners LP (Oil, Gas & Consumable Fuels) Callable 7/1/12 @ 104.13	8.25	7/1/16	1,208
3,195	Telcordia Technologies, Inc. (Diversified Telecommunication Services) Callable 5/1/14 @ 105.50 (b)	11.00	5/1/18	4,034
500	Teleflex, Inc. (Health Care Equipment & Supplies) Callable 6/1/15 @ 103.44	6.88	6/1/19	506
1,440	Tenet Healthcare Corp. (Health Care Providers & Services) Callable 7/1/14 @ 104.44	8.88	7/1/19	1,589
265	Tennessee Gas Pipeline Co. (Oil, Gas & Consumable Fuels)	8.00	2/1/16	320
195	Terex Corp. (Machinery) Callable 11/15/12 @ 104.00	8.00	11/15/17	200

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,430	Terex Corp. (Machinery) Callable 6/1/13 @ 105.44	10.88	6/1/16	$1,648
4,960	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. (Multi-Utilities) Callable 4/1/16 @ 105.75 (b)	11.50	10/1/20	4,873
945	Texas Industries, Inc. (Construction Materials) Callable 8/15/15 @ 104.63	9.25	8/15/20	914
95	The AES Corp. (Independent Power Producers & Energy Traders)	7.75	10/15/15	101
1,610	The AES Corp. (Independent Power Producers & Energy Traders)	9.75	4/15/16	1,827
1,525	The Gymboree Corp. (Multiline Retail) Callable 12/1/14 @ 104.56 (b)	9.13	12/1/18	1,433
1,220	The Manitowoc Co., Inc. (Machinery) Callable 2/15/14 @ 104.75	9.50	2/15/18	1,325
910	Thermadyne Holdings Corp. (Machinery) Callable 12/15/13 @ 106.75 (b)	9.00	12/15/17	951
468	Thermon Industries, Inc. (Oil, Gas & Consumable Fuels) Callable 5/1/14 @ 104.75	9.50	5/1/17	502
540	Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. (Auto Components) Callable 9/1/14 @ 105.31 (b)	10.63	9/1/17	583
1,460	Toys “R” Us Property Co. I LLC (Specialty Retail) Callable 7/15/13 @ 105.38	10.75	7/15/17	1,624
500	TPC Group LLC (Chemicals) Callable 10/1/13 @ 106.19 (b)	8.25	10/1/17	519
3,780	Trilogy International Partners LLC (Wireless Telecommunication Services) Callable 8/15/13 @ 105.13 (b)	10.25	8/15/16	3,837
745	Triumph Group, Inc. (Aerospace & Defense) Callable 11/15/13 @ 104.00	8.00	11/15/17	784
285	Triumph Group, Inc. (Aerospace & Defense) Callable 7/15/14 @ 104.31	8.63	7/15/18	312
1,000	TRW Automotive, Inc. (Auto Components) Callable 12/1/13 @ 104.44 (b)	8.88	12/1/17	1,120
350	United Maritime LLC/Corp. (Electric Utilities) Callable 12/15/12 @ 105.88	11.75	6/15/15	366
2,200	United Refining Co. (Oil, Gas & Consumable Fuels) Callable 2/28/15 @ 105.25	10.50	2/28/18	2,200
2,715	Universal Hospital Services, Inc. (Health Care Equipment & Supplies) Callable 8/8/11 @ 104.25	8.50	6/1/15	2,796
465	Univision Communications, Inc. (Media) Callable 11/1/15 @ 103.94 (b)	7.88	11/1/20	477
800	USG Corp. (Building Products) Callable 10/15/14 @ 104.19 (b)	8.38	10/15/18	788
510	USG Corp. (Building Products) (b)	9.75	8/1/14	541
1,420	USG Corp. (Building Products) (d)	9.75	1/15/18	1,399
400	US Oncology, Inc. (Health Care Providers & Services) Callable 8/15/13 @ 104.56 (e)	9.13	8/15/17	7
1,445	Valeant Pharmaceuticals International, Inc. (Pharmaceuticals) Callable 7/15/13 @ 103.25 (b)	6.50	7/15/16	1,429
1,865	Vanguard Health Systems, Inc. (Health Care Providers & Services) Callable 2/1/13 @ 77.52 (f)	14.01	2/1/16	1,229
935	Verso Paper Holdings LLC/Verso Paper, Inc. (Paper & Forest Products) Callable 2/1/15 @ 104.38 (b)	8.75	2/1/19	832
698	Verso Paper Holdings LLC/Verso Paper, Inc. (Paper & Forest Products) Callable 1/1/12 @ 105.00	11.50	7/1/14	743
1,485	Verso Paper Holdings LLC/Verso Paper, Inc., Series B (Paper & Forest Products) Callable 8/1/11 @ 105.69	11.38	8/1/16	1,377
800	Vertellus Specialties, Inc. (Chemicals) Callable 4/1/13 @ 104.69 (b)	9.38	10/1/15	828
1,305	ViaSat, Inc. (Communications Equipment) Callable 9/15/12 @ 106.66	8.88	9/15/16	1,383
390	Viasystems, Inc. (Electrical Equipment) Callable 7/15/12 @ 106.00 (b)	12.00	1/15/15	428
2,000	Visteon Corp. (Auto Components) Callable 4/15/14 @ 105.06 (b)	6.75	4/15/19	1,905
800	Vulcan Materials Co. (Construction Materials)	7.50	6/15/21	799
685	West Corp. (Diversified Telecommunication Services) Callable 10/1/14 @ 104.31 (b)	8.63	10/1/18	692
1,575	Western Refining, Inc. (Oil, Gas & Consumable Fuels) Callable 6/15/13 @ 105.62 (b)	11.25	6/15/17	1,772
2,660	Windstream Corp. (Diversified Telecommunication Services) Callable 4/1/16 @ 103.75	7.50	4/1/23	2,660
1,335	Windstream Corp. (Diversified Telecommunication Services) Callable 4/1/16 @ 103.75	8.13	9/1/18	1,415
305	WMG Holdings Corp. (Media) Callable 8/8/11 @ 103.17 (d)	9.50	12/15/14	316
1,155	Wynn Las Vegas LLC (Hotels, Restaurants & Leisure) Callable 8/15/15 @ 103.88	7.75	8/15/20	1,255
805	XM Satellite Radio, Inc. (Media) Callable 11/1/14 @ 103.81 (b)	7.63	11/1/18	841
1,775	Zayo Group LLC/Zayo Capital, Inc. (Internet Software & Services) Callable 3/15/13 @ 105.13	10.25	3/15/17	1,952
	Total Corporate Bonds			367,614

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Convertible Corporate Bond — 0.06%
$280	Jefferies Group, Inc. (Capital Markets) Callable 11/1/17 @ 100.00	3.88	11/1/29	$280
	Total Convertible Corporate Bond			280
	Yankee Dollars — 13.70%
625	Abengoa Finance SAU (Commercial Services & Supplies) (b)	8.88	11/1/17	638
750	Aguila 3 SA (Industrial Conglomerates) Callable 1/31/14 @ 105.91 (b)	7.88	1/31/18	755
785	Aircastle Ltd. (Trading Companies & Distributors) Callable 8/1/14 @ 104.88	9.75	8/1/18	865
650	Aperam SA (Metals & Mining) Callable 10/1/13 @ 103.69 (b)	7.38	4/1/16	653
600	Aperam SA (Metals & Mining) Callable 4/1/15 @ 103.88 (b)	7.75	4/1/18	605
800	Ardagh Packaging Finance PLC (Containers & Packaging) Callable 10/15/14 @ 103.69 (b)	7.38	10/15/17	824
2,000	CGGVeritas (Energy Equipment & Services) Callable 6/1/16 @ 103.25 (b)	6.50	6/1/21	1,930
4,200	CHC Helicopter SA (Transportation Infrastructure) Callable 4/15/15 @ 104.63 (b)	9.25	10/15/20	3,791
2,575	CMA CGM SA (Air Freight & Logistics) Callable 4/15/14 @ 104.25 (b)	8.50	4/15/17	2,163
1,400	Connacher Oil & Gas Ltd. (Oil, Gas & Consumable Fuels) Callable 8/1/15 @ 104.25 (b)	8.50	8/1/19	1,330
1,125	Consolidated Minerals Ltd. (Metals & Mining) Callable 5/1/14 @ 104.44 (b)	8.88	5/1/16	1,105
2,400	ConvaTec Healthcare E SA (Health Care Providers & Services) Callable 12/15/14 @ 105.25 (b)	10.50	12/15/18	2,484
620	Fairfax Financial Holdings Ltd. (Insurance)	7.38	4/15/18	672
3,410	Global Crossing Ltd. (Diversified Telecommunication Services) Callable 11/15/14 @ 104.50 (b)	9.00	11/15/19	4,160
600	Global Crossing Ltd. (Diversified Telecommunication Services) Callable 8/11/11 @ 103.58	10.75	12/15/14	626
1,990	Global Crossing Ltd. (Diversified Telecommunication Services) Callable 9/15/12 @ 106.00	12.00	9/15/15	2,318
700	INEOS Finance PLC (Chemicals) Callable 5/15/13 @ 104.50 (b)	9.00	5/15/15	735
1,375	ING Groep NV (Diversified Financial Services) Callable 12/8/15 @ 100.00 (a)	5.78	12/29/49	1,265
500	Inmarsat Finance PLC (Diversified Telecommunication Services) Callable 12/1/13 @ 103.69 (b)	7.38	12/1/17	530
646	Intelsat Bermuda Ltd. (Wireless Telecommunication Services) Callable 2/15/13 @ 105.75	11.50	2/4/17	695
2,705	Intelsat Luxembourg SA, PIK (Communications Equipment) Callable 2/15/13 @ 105.75 (b)	11.50	2/4/17	2,908
900	Kinove German Bondco GmbH (Chemicals) Callable 6/15/14 @ 107.22 (b)	9.63	6/15/18	938
450	MCE Finance Ltd. (Hotels, Restaurants & Leisure) Callable 5/15/14 @ 105.13	10.25	5/15/18	501
745	National Money Mart Co. (Commercial Services & Supplies) Callable 12/15/13 @ 105.19	10.38	12/15/16	818
275	Navios Maritime Acquisition Corp. (Transportation Infrastructure) Callable 11/1/13 @ 104.31 (b)	8.63	11/1/17	271
715	Navios Maritime Acquisition Corp. (Air Freight & Logistics) (b)	8.63	11/1/17	704
1,100	Navios Maritime Holdings, Inc./Navios Maritime Finance (Transportation Infrastructure) Callable 2/15/15 @ 104.06	8.13	2/15/19	1,056
805	Nova Chemicals Corp. (Chemicals) Callable 11/1/14 @ 104.31	8.63	11/1/19	897
1,055	Novelis, Inc. (Metals & Mining) Callable 12/15/13 @ 106.28	8.38	12/15/17	1,126
1,750	Offshore Group Investment Ltd. (Capital Markets) Callable 2/1/13 @ 108.62	11.50	8/1/15	1,903
350	Offshore Group Investment Ltd. (Capital Markets) Callable 2/1/13 @ 108.62 (b)	11.50	8/1/15	381
651	OXEA Finance & Cy SCA (Chemicals) Callable 7/15/13 @ 107.12 (b)	9.50	7/15/17	680
1,825	Quadra FNX Mining Ltd. (Metals & Mining) Callable 6/15/15 @ 103.88 (b)	7.75	6/15/19	1,843
455	Quebecor Media, Inc. (Media)	7.75	3/15/16	470
700	Quebecor Media, Inc. (Media) Callable 8/8/11 @ 103.88	7.75	3/15/16	724
910	RDS Ultra-Deepwater Ltd. (Oil, Gas & Consumable Fuels) Callable 3/15/14 @ 105.94 (b)	11.88	3/15/17	1,019
1,195	Satmex Escrow SA de CV (Communications Equipment) Callable 5/15/14 @ 104.75 (b)	9.50	5/15/17	1,219
365	Seagate HDD Cayman (Computers & Peripherals) Callable 5/1/15 @ 103.44 (b)	6.88	5/1/20	362
1,875	Seagate HDD Cayman (Computers & Peripherals) Callable 5/1/16 @ 103.50 (b)	7.00	11/1/21	1,875
1,335	Seagate HDD Cayman (Computers & Peripherals) Callable 12/15/14 @ 103.88 (b)	7.75	12/15/18	1,402
159	Seagate Technology International Ltd. (Computers & Peripherals) Callable 5/1/13 @ 105.00 (b)	10.00	5/1/14	184
965	Teekay Corp. (Oil, Gas & Consumable Fuels)	8.50	1/15/20	996
1,345	Thompson Creek Metals Co., Inc. (Metals & Mining) Callable 6/1/14 @ 105.53 (b)	7.38	6/1/18	1,318
900	UPC Holding BV (Media) Callable 4/15/14 @ 104.94 (b)	9.88	4/15/18	999
1,380	White Mountains Re Group Ltd. (Insurance) Callable 6/30/17 @ 100.00 (a)(b)	7.51	5/29/49	1,317

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Fixed Income Opportunity Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Shares or Principal Amount (000)		Rate %	Maturity Date	Value (000)
$3,300	Wind Acquisition Finance SA (Electric Utilities) Callable 11/15/13 @ 105.44 (b)	7.25	2/15/18	$3,432
140	Wind Acquisition Finance SA (Electric Utilities) Callable 7/15/13 @ 105.88 (b)	11.75	7/15/17	159
3,842	Wind Acquisition Holdings Finance SA (Electric Utilities) Callable 7/15/13 @ 106.12 (b)	12.25	7/15/17	4,428
	Total Yankee Dollars			62,074
	Common/Preferred Stocks and Rights — 1.66%
26,875	Adelphia restructure Rights to Time Warner Cable, Inc., Class – A Stock (Media) (g)(h)			27
37,775	Citigroup Capital XII Callable 3/30/15 @ 25.00 (Diversified Financial Services)			975
46,150	General Motors Co., Series B (Automobiles)			2,249
167,400	GMAC Capital Trust I Callable 2/15/16 @ 25.00 (Consumer Finance)			4,286
	Total Common/Preferred Stocks and Rights			7,537
	Time Deposit — 2.58%
$11,680	State Street Liquidity Management Control System Time Deposit	0.01	7/1/11	11,680
	Total Time Deposit			11,680
	Total Investments (cost $424,895) — 99.10%			449,185
	Other assets in excess of liabilities — 0.90%			4,075
	Net Assets — 100.00%			$453,260

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.
(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(c)	Zero Coupon Security. Rate shown is effective yield as of June 30, 2011.
(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2011.
(e)	Escrow security due to partial payment on full call.
(f)	Rate disclosed represents effective yield at purchase.
(g)	As part of the corporate restructure of Adelphia, holders of Adelphia bonds received the right to receive shares of Time Warner, Inc., Class A Stock.
(h)	Security was fair valued on June 30, 2011 and represents a Level 2 security. Refer to Note 2 in Notes to Financial Statements.

MBIA — Municipal Bond Insurance Association

MTN — Medium Term Note

PIK — Payment in Kind

ULC — Unlimited Liability Co.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Government Fixed Income Securities Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations — 83.43%
$2,453	U.S. Treasury Bond	3.13	5/15/21	$2,446
1,479	U.S. Treasury Bond	3.50	2/15/39	1,270
2,235	U.S. Treasury Bond	3.88	8/15/40	2,046
1,467	U.S. Treasury Bond	4.25	5/15/39	1,439
2,543	U.S. Treasury Bond	4.25	11/15/40	2,486
2,324	U.S. Treasury Bond	4.38	11/15/39	2,325
1,804	U.S. Treasury Bond	4.38	5/15/40	1,803
315	U.S. Treasury Bond	4.38	5/15/41	315
1,965	U.S. Treasury Bond	4.50	2/15/36	2,031
1,501	U.S. Treasury Bond	4.50	5/15/38	1,541
1,607	U.S. Treasury Bond	4.50	8/15/39	1,643
1,816	U.S. Treasury Bond	4.63	2/15/40	1,893
2,466	U.S. Treasury Bond	4.75	2/15/41	2,621
1,759	U.S. Treasury Bond	5.38	2/15/31	2,062
1,006	U.S. Treasury Bond	6.13	11/15/27	1,272
2,548	U.S. Treasury Bond	6.25	8/15/23	3,232
1,670	U.S. Treasury Bond	6.25	5/15/30	2,155
690	U.S. Treasury Bond	7.13	2/15/23	935
450	U.S. Treasury Bond	7.25	8/15/22	613
7	U.S. Treasury Bond	7.88	2/15/21	10
1,100	U.S. Treasury Bond	8.00	11/15/21	1,566
1,923	U.S. Treasury Note	0.38	8/31/12	1,926
1,974	U.S. Treasury Note	0.38	9/30/12	1,976
2,007	U.S. Treasury Note	0.38	10/31/12	2,009
714	U.S. Treasury Note	0.50	11/30/12	716
1,861	U.S. Treasury Note	0.63	7/31/12	1,869
1,122	U.S. Treasury Note	0.75	8/15/13	1,128
1,252	U.S. Treasury Note	0.75	9/15/13	1,258
1,122	U.S. Treasury Note	1.00	7/15/13	1,134
2,948	U.S. Treasury Note	1.13	12/15/12	2,981
1,122	U.S. Treasury Note	1.13	6/15/13	1,137
1,653	U.S. Treasury Note	1.25	8/31/15	1,646
1,184	U.S. Treasury Note	1.25	9/30/15	1,176
2,537	U.S. Treasury Note	1.25	10/31/15	2,516
1,929	U.S. Treasury Note	1.38	9/15/12	1,954
3,059	U.S. Treasury Note	1.38	10/15/12	3,101
2,261	U.S. Treasury Note	1.38	11/15/12	2,294
4,086	U.S. Treasury Note	1.38	1/15/13	4,149
4,717	U.S. Treasury Note	1.38	2/15/13	4,792
4,269	U.S. Treasury Note	1.38	3/15/13	4,339
2,195	U.S. Treasury Note	1.38	5/15/13	2,233
756	U.S. Treasury Note	1.38	11/30/15	752
2,184	U.S. Treasury Note	1.75	8/15/12	2,221
4,123	U.S. Treasury Note	1.75	4/15/13	4,220

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Government Fixed Income Securities Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,455	U.S. Treasury Note	1.75	7/31/15	$1,480
1,466	U.S. Treasury Note	1.88	6/30/15	1,500
2,279	U.S. Treasury Note	1.88	8/31/17	2,233
1,685	U.S. Treasury Note	1.88	9/30/17	1,647
1,342	U.S. Treasury Note	1.88	10/31/17	1,310
1,152	U.S. Treasury Note	2.00	4/30/16	1,169
5,163	U.S. Treasury Note	2.13	11/30/14	5,355
3,000	U.S. Treasury Note	2.13	5/31/15	3,101
1,761	U.S. Treasury Note	2.13	2/29/16	1,803
2,011	U.S. Treasury Note	2.25	1/31/15	2,093
1,353	U.S. Treasury Note	2.25	11/30/17	1,349
2,505	U.S. Treasury Note	2.38	8/31/14	2,621
4,081	U.S. Treasury Note	2.38	9/30/14	4,271
2,071	U.S. Treasury Note	2.38	2/28/15	2,164
1,365	U.S. Treasury Note	2.38	7/31/17	1,379
5,103	U.S. Treasury Note	2.50	3/31/13	5,289
1,852	U.S. Treasury Note	2.50	3/31/15	1,943
1,590	U.S. Treasury Note	2.50	4/30/15	1,668
1,398	U.S. Treasury Note	2.50	6/30/17	1,425
2,159	U.S. Treasury Note	2.63	7/31/14	2,276
2,021	U.S. Treasury Note	2.63	12/31/14	2,130
825	U.S. Treasury Note	2.63	4/30/16	862
1,258	U.S. Treasury Note	2.63	1/31/18	1,280
3,174	U.S. Treasury Note	2.63	8/15/20	3,072
2,362	U.S. Treasury Note	2.63	11/15/20	2,275
2,286	U.S. Treasury Note	2.75	11/30/16	2,383
1,353	U.S. Treasury Note	2.75	5/31/17	1,400
1,065	U.S. Treasury Note	2.75	12/31/17	1,093
3,309	U.S. Treasury Note	2.75	2/28/18	3,388
4,567	U.S. Treasury Note	2.75	2/15/19	4,611
666	U.S. Treasury Note	2.88	1/31/13	692
2,367	U.S. Treasury Note	3.00	8/31/16	2,506
1,218	U.S. Treasury Note	3.00	9/30/16	1,288
1,703	U.S. Treasury Note	3.00	2/28/17	1,792
4,004	U.S. Treasury Note	3.13	4/30/13	4,201
2,052	U.S. Treasury Note	3.13	8/31/13	2,168
803	U.S. Treasury Note	3.13	10/31/16	854
3,327	U.S. Treasury Note	3.13	1/31/17	3,528
1,382	U.S. Treasury Note	3.13	4/30/17	1,461
4,289	U.S. Treasury Note	3.13	5/15/19	4,428
1,023	U.S. Treasury Note	3.25	5/31/16	1,098
3,135	U.S. Treasury Note	3.25	6/30/16	3,364
43	U.S. Treasury Note	3.25	7/31/16	46
1,325	U.S. Treasury Note	3.25	12/31/16	1,413

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Government Fixed Income Securities Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,325	U.S. Treasury Note	3.25	3/31/17	$1,411
3,875	U.S. Treasury Note	3.38	6/30/13	4,100
2,566	U.S. Treasury Note	3.38	11/15/19	2,675
740	U.S. Treasury Note	3.50	5/31/13	783
1,449	U.S. Treasury Note	3.50	2/15/18	1,555
2,400	U.S. Treasury Note	3.50	5/15/20	2,506
2,430	U.S. Treasury Note	3.63	8/15/19	2,589
2,583	U.S. Treasury Note	3.63	2/15/20	2,733
2,449	U.S. Treasury Note	3.63	2/15/21	2,554
1,974	U.S. Treasury Note	3.75	11/15/18	2,138
457	U.S. Treasury Note	3.88	2/15/13	483
1,195	U.S. Treasury Note	3.88	5/15/18	1,309
823	U.S. Treasury Note	4.00	11/15/12	864
3,000	U.S. Treasury Note	4.00	2/15/14	3,259
1,274	U.S. Treasury Note	4.00	8/15/18	1,404
495	U.S. Treasury Note	4.13	5/15/15	549
5,367	U.S. Treasury Note	4.25	8/15/13	5,793
2,170	U.S. Treasury Note	4.25	11/15/13	2,356
3,802	U.S. Treasury Note	4.25	8/15/14	4,202
2,573	U.S. Treasury Note	4.25	11/15/14	2,850
1,077	U.S. Treasury Note	4.25	8/15/15	1,202
727	U.S. Treasury Note	4.25	11/15/17	815
3,264	U.S. Treasury Note	4.38	8/15/12	3,415
1,032	U.S. Treasury Note	4.50	11/15/15	1,165
900	U.S. Treasury Note	4.63	11/15/16	1,027
1,179	U.S. Treasury Note	4.75	5/15/14	1,313
981	U.S. Treasury Note	4.75	8/15/17	1,128
1,832	U.S. Treasury Note	8.88	2/15/19	2,640
	Total U.S. Treasury Obligations			243,458
	U.S. Government Agency Securities — 14.29%
2,244	Fannie Mae	1.05	10/22/13	2,262
745	Fannie Mae	1.15	11/18/14	744
657	Fannie Mae	1.63	10/26/15	654
370	Fannie Mae, Callable 5/17/14 @ 100.00	1.75	11/17/15	368
271	Fannie Mae	2.63	11/20/14	284
3,090	Fannie Mae	2.75	2/5/14	3,249
695	Fannie Mae	3.88	7/12/13	743
400	Fannie Mae, Callable 7/18/11 @ 100.00	4.00	9/30/25	393
630	Fannie Mae	4.38	3/15/13	672
2,110	Fannie Mae	5.00	3/15/16	2,404
730	Fannie Mae (a)	5.49	10/9/19	511
150	Fannie Mae, Callable 4/18/16 @ 100.00	6.00	4/18/36	164
680	Fannie Mae	7.25	5/15/30	916
500	Fannie Mae, Series 2, Callable 3/28/12 @ 100.00	1.50	3/28/14	504

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Government Fixed Income Securities Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$100	Federal Farm Credit Bank, Callable 9/13/11 @ 100.00	0.48	3/13/13	$100
1,766	Federal Farm Credit Bank	1.38	6/25/13	1,798
2,185	Federal Home Loan Bank	0.88	8/22/12	2,198
1,300	Federal Home Loan Bank	2.38	3/14/14	1,354
190	Federal Home Loan Bank	2.75	3/13/15	198
1,300	Federal Home Loan Bank	3.63	5/29/13	1,377
2,050	Federal Home Loan Bank	3.63	10/18/13	2,188
450	Federal Home Loan Bank, Callable 1/13/12 @ 100.00	4.00	1/13/21	449
880	Federal Home Loan Bank	5.25	12/11/20	997
120	Federal Home Loan Bank	5.50	7/15/36	132
250	Federal Home Loan Bank, Series 1, Callable 12/9/11 @ 100.00	2.00	12/9/14	252
150	Federal Home Loan Bank, Series 4, Callable 7/28/11 @ 100.00	0.50	12/28/12	150
800	Federal Home Loan Bank, Series 656	5.38	5/18/16	928
100	Freddie Mac, Callable 8/24/11 @ 100.00	1.00	5/24/13	100
250	Freddie Mac, Callable 12/2/11 @ 100.00	1.30	6/2/14	251
200	Freddie Mac, Callable 10/18/11 @ 100.00	1.38	10/18/13	201
2,692	Freddie Mac	1.63	4/15/13	2,747
300	Freddie Mac, Callable 10/28/11 @ 100.00	1.65	4/28/14	301
600	Freddie Mac, Callable 11/23/11 @ 100.00	1.75	11/23/15	594
2,967	Freddie Mac	2.88	2/9/15	3,124
700	Freddie Mac	3.75	3/27/19	741
2,098	Freddie Mac	4.13	9/27/13	2,262
1,510	Freddie Mac	4.50	1/15/13	1,605
353	Freddie Mac	4.50	7/15/13	382
2,196	Freddie Mac	5.25	4/18/16	2,529
506	Tennessee Valley Authority	4.70	7/15/33	502
135	Tennessee Valley Authority	5.25	9/15/39	143
190	Tennessee Valley Authority	6.15	1/15/38	225
	Total U.S. Government Agency Securities			41,696
	Corporate Bonds — 0.57%
550	Private Export Funding Corp. (Diversified Financial Services)	4.38	3/15/19	596
1,050	US Central Federal Credit Union (Diversified Financial Services)	1.90	10/19/12	1,068
	Total Corporate Bonds			1,664
	Time Deposit — 1.50%
4,371	State Street Liquidity Management Control System Time Deposit	0.01	7/1/11	4,371
	Total Time Deposit			4,371
	Total Investments (cost $289,347) — 99.79%			291,189
	Other assets in excess of liabilities — 0.21%			621
	Net Assets — 100.00%			$291,810
(a)	Rate disclosed represents effective yield at purchase.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Corporate Fixed Income Securities Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds — 71.24%
$2,493	ABB Treasury Center (USA), Inc. (Thrifts & Mortgage Finance) (a)	4.00	6/15/21	$2,441
59	Alabama Power Co. (Electric Utilities)	5.80	11/15/13	65
699	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3.00	4/15/16	716
1,504	AT&T, Inc. (Diversified Telecommunication Services)	4.95	1/15/13	1,594
856	AT&T, Inc. (Diversified Telecommunication Services)	5.10	9/15/14	941
1,175	AT&T, Inc. (Diversified Telecommunication Services)	6.45	6/15/34	1,254
1,505	Aviation Capital Group (Transportation Infrastructure) (a)	6.75	4/6/21	1,505
2,690	Aviation Capital Group (Transportation Infrastructure) (a)	7.13	10/15/20	2,779
2,242	Baker Hughes, Inc. (Oil, Gas & Consumable Fuels)	5.13	9/15/40	2,171
992	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	3.25	11/12/20	944
4,327	Berkshire Hathaway, Inc. (Insurance)	3.20	2/11/15	4,510
1,915	BioMed Realty LP (Real Estate Investment Trusts) Callable 3/15/16 @ 100.00	3.85	4/15/16	1,930
2,065	Caterpillar, Inc. (Machinery)	5.20	5/27/41	2,065
1,787	CC Holdings GS V LLC (Wireless Telecommunication Services) Callable 5/1/13 @ 103.88 (a)	7.75	5/1/17	1,934
1,793	Cellco Partnership/Verizon Wireless Capital LLC (Diversified Telecommunication Services)	5.55	2/1/14	1,976
2,755	CenturyLink, Inc. (Diversified Telecommunication Services)	6.45	6/15/21	2,724
788	Chevron Corp. (Oil, Gas & Consumable Fuels)	4.95	3/3/19	881
1,850	Cisco Systems, Inc. (Communications Equipment)	5.50	2/22/16	2,104
2,885	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	2,890
990	CME Group, Inc. (Diversified Financial Services)	5.40	8/1/13	1,077
3,171	CME Group, Inc. (Diversified Financial Services)	5.75	2/15/14	3,522
1,114	Comcast Corp. (Media)	6.45	3/15/37	1,192
1,822	Danaher Corp. (Machinery) Callable 3/23/21 @ 100.00	3.90	6/23/21	1,815
3,169	Digital Realty Trust LP (Real Estate Investment Trusts)	5.88	2/1/20	3,322
564	Duke Energy Carolinas LLC (Multi-Utilities)	4.30	6/15/20	585
1,774	E.I. du Pont de Nemours & Co. (Chemicals)	4.25	4/1/21	1,803
774	El Paso Natural Gas Co. (Oil, Gas & Consumable Fuels)	5.95	4/15/17	876
2,416	Emerson Electric Co. (Electrical Equipment)	4.25	11/15/20	2,530
1,670	Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels) Callable 3/15/40 @ 100.00	5.50	9/15/40	1,584
1,126	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels) Callable 12/1/40 @ 100.00	6.05	6/1/41	1,091
1,574	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)	6.63	10/15/36	1,624
3,224	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)	5.25	1/31/20	3,430
2,372	ERAC USA Finance Co. (Specialty Retail) (a)	5.25	10/1/20	2,516
658	ERAC USA Finance Co. (Specialty Retail) (a)	5.60	5/1/15	732
2,275	Exelon Generation Co. LLC (Electric Utilities)	6.20	10/1/17	2,566
1,326	Family Dollar Stores, Inc. (Specialty Retail)	5.00	2/1/21	1,300
2,400	Fiserv, Inc. (IT Services)	4.75	6/15/21	2,387
4,391	General Electric Co. (Industrial Conglomerates)	5.00	2/1/13	4,661
1,309	General Electric Co. (Industrial Conglomerates)	5.25	12/6/17	1,450
2,492	Georgia Power Co. (Electric Utilities)	6.00	11/1/13	2,765
1,989	GlaxoSmithKline Capital, Inc. (Pharmaceuticals)	4.85	5/15/13	2,139
3,223	Healthcare Realty Trust (Real Estate Investment Trusts)	6.50	1/17/17	3,588
243	IBM Corp. (IT Services)	5.60	11/30/39	257

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Corporate Fixed Income Securities Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,877	Jefferies Group, Inc. (Capital Markets)	8.50	7/15/19	$2,220
4,871	JPMorgan Chase & Co. (Diversified Financial Services)	4.40	7/22/20	4,772
605	Juniper Networks, Inc. (IT Services)	3.10	3/15/16	616
673	Juniper Networks, Inc. (IT Services)	4.60	3/15/21	688
1,158	Kellogg Co. (Food Products)	4.25	3/6/13	1,222
2,026	Kraft Foods, Inc. (Food Products)	6.50	2/9/40	2,250
3,379	Lazard Group LLC (Diversified Financial Services)	7.13	5/15/15	3,802
672	Life Technologies Corp. (Biotechnology) Callable 10/15/20 @ 100.00	5.00	1/15/21	682
1,519	MassMutual Global Funding LLC (Capital Markets) (a)	2.30	9/28/15	1,519
3,102	Microsoft Corp. (Software)	4.00	2/8/21	3,162
1,109	MidAmerican Energy Holdings Co. (Electric Utilities)	6.13	4/1/36	1,194
745	NBCUniversal Media LLC (Media) (a)	4.38	4/1/21	737
2,255	NBCUniversal Media LLC (Media) (a)	5.95	4/1/41	2,293
1,624	Newmont Mining Corp. (Metals & Mining)	6.25	10/1/39	1,686
1,686	News America, Inc. (Media)	6.15	3/1/37	1,708
3,091	Northern Trust Corp. (Diversified Financial Services)	4.63	5/1/14	3,376
965	Oncor Electric Delivery Co. LLC (Multi-Utilities)	5.25	9/30/40	923
3,102	PepsiCo, Inc. (Beverages)	4.50	1/15/20	3,289
1,811	Praxair, Inc. (Industrial Conglomerates)	4.63	3/30/15	1,997
1,057	Public Service Co. of Colorado, Series 17 (Electric Utilities)	6.25	9/1/37	1,220
1,051	Roche Holdings, Inc. (Pharmaceuticals) (a)	7.00	3/1/39	1,276
1,191	Rockies Express Pipeline LLC (Oil, Gas & Consumable Fuels) (a)	6.85	7/15/18	1,335
661	Southern California Edison Co. (Electric Utilities)	5.75	3/15/14	740
2,153	TC Pipelines LP (Oil, Gas & Consumable Fuels)	4.65	6/15/21	2,141
4,046	TD Ameritrade Holding Corp. (Diversified Financial Services)	5.60	12/1/19	4,337
1,914	Teachers Insurance & Annuity Association (Insurance) (a)	6.85	12/16/39	2,178
1,179	Teva Pharmaceutical Finance Co. LLC (Pharmaceuticals)	6.15	2/1/36	1,292
743	The Kroger Co. (Food & Staples Retailing)	5.50	2/1/13	794
878	The Kroger Co. (Food & Staples Retailing)	7.50	1/15/14	1,004
1,860	The NASDAQ OMX Group, Inc. (Diversified Financial Services)	5.55	1/15/20	1,854
2,251	The Procter & Gamble Co. (Household Products)	4.70	2/15/19	2,484
3,968	Time Warner Cable, Inc. (Media)	5.85	5/1/17	4,462
2,025	Time Warner Cable, Inc. (Media)	8.25	2/14/14	2,355
2,996	Time Warner, Inc. (Media)	4.88	3/15/20	3,103
780	Time Warner, Inc. (Media)	6.20	3/15/40	799
1,530	Toyota Motor Credit Corp., MTN (Diversified Financial Services)	3.20	6/17/15	1,590
2,646	United Technologies Corp. (Aerospace & Defense)	5.70	4/15/40	2,834
1,342	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.25	4/15/13	1,441
522	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.55	2/15/16	588
1,019	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.85	9/15/35	1,049
1,359	Wal-Mart Stores, Inc. (Specialty Retail)	6.50	8/15/37	1,561
2,935	Williams Partners LP (Oil, Gas & Consumable Fuels) Callable 8/15/20 @ 100.00	4.13	11/15/20	2,817
790	Wisconsin Power & Light Co. (Electric Utilities)	6.38	8/15/37	919
	Total Corporate Bonds			166,545

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Corporate Fixed Income Securities Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Yankee Dollars — 23.47%
$1,422	Allied World Assurance Co. Ltd. (Insurance)	5.50	11/15/20	$1,439
1,984	Bank of Nova Scotia (Commercial Banks)	2.38	12/17/13	2,041
2,404	Bank of Nova Scotia (Commercial Banks)	3.40	1/22/15	2,526
1,797	Barrick (PD) Australia Finance Pty Ltd. (Metals & Mining)	5.95	10/15/39	1,817
1,507	Barrick International (Barbados) Corp. (Metals & Mining) (a)	6.35	10/15/36	1,582
3,549	British Telecommunications PLC (Communications Equipment)	5.95	1/15/18	3,920
2,822	Ensco PLC (Oil, Gas & Consumable Fuels)	4.70	3/15/21	2,851
1,826	Fairfax Financial Holdings Ltd. (Insurance) (a)	5.80	5/15/21	1,769
1,433	HSBC Bank PLC (Commercial Banks) (a)	3.10	5/24/16	1,423
2,436	HSBC Bank PLC (Commercial Banks) (a)	3.50	6/28/15	2,500
4,567	Royal Bank of Canada, MTN (Commercial Banks)	2.10	7/29/13	4,686
4,076	Sanofi-Aventis (Pharmaceuticals)	4.00	3/29/21	4,076
2,175	Shell International Finance BV (Energy Equipment & Services)	5.50	3/25/40	2,275
1,229	Shell International Finance BV (Energy Equipment & Services)	6.38	12/15/38	1,425
1,207	Siemens Financieringsmaatschappij NV (Industrial Conglomerates) (a)	6.13	8/17/26	1,367
55	Statoil ASA (Oil, Gas & Consumable Fuels)	3.13	8/17/17	55
2,921	Tesco PLC (Food & Staples Retailing) (a)	5.50	11/15/17	3,303
1,738	Teva Pharmaceutical Finance II/III LLC (Pharmaceuticals)	3.00	6/15/15	1,788
1,531	Total Capital SA (Oil, Gas & Consumable Fuels)	3.00	6/24/15	1,593
2,455	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10	6/1/40	2,601
1,716	Veolia Environnement (Multi-Utilities)	6.00	6/1/18	1,937
734	Weatherford Bermuda Holdings Ltd. (Energy Equipment & Services)	5.13	9/15/20	749
1,094	Weatherford International Ltd. (Energy Equipment & Services)	6.50	8/1/36	1,128
1,223	Wesfarmers Ltd. (Industrial Conglomerates) (a)	7.00	4/10/13	1,339
4,774	Woodside Finance Ltd. (Thrifts & Mortgage Finance) Callable 2/10/21 @ 100.00 (a)	4.60	5/10/21	4,686
	Total Yankee Dollars			54,876
	Time Deposit — 3.89%
9,105	State Street Liquidity Management Control System Time Deposit	0.01	7/1/11	9,105
	Total Time Deposit			9,105
	Total Investments (cost $229,419) — 98.60%			230,526
	Other assets in excess of liabilities — 1.40%			3,275
	Net Assets — 100.00%			$233,801
(a)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

MTN — Medium Term Note

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages — 99.58%
$6,300	Fannie Mae, 15 YR TBA	3.50	7/25/26	$6,414
700	Fannie Mae, 15 YR TBA	4.00	7/25/26	729
8,100	Fannie Mae, 15 YR TBA	4.50	7/25/26	8,586
5,100	Fannie Mae, 15 YR TBA	5.00	7/25/26	5,471
3,000	Fannie Mae, 15 YR TBA	5.50	7/25/26	3,251
2,800	Fannie Mae, 30 YR TBA	3.50	7/25/41	2,678
1,000	Fannie Mae, 30 YR TBA	4.00	7/25/41	1,000
800	Fannie Mae, 30 YR TBA	5.00	7/25/41	850
4,900	Fannie Mae, 30 YR TBA	6.50	7/25/41	5,548
13,265	Fannie Mae, Pool #190405	4.00	10/1/40	13,292
5,172	Fannie Mae, Pool #256843	5.50	8/1/37	5,603
8,411	Fannie Mae, Pool #725228	6.00	3/1/34	9,330
7,817	Fannie Mae, Pool #889117	5.00	10/1/35	8,360
11,751	Fannie Mae, Pool #890221	5.50	12/1/33	12,793
11,110	Fannie Mae, Pool #959451	6.00	12/1/37	12,223
1,570	Fannie Mae, Pool #AB3192	4.50	6/1/41	1,627
12,001	Fannie Mae, Pool #AD0527	5.50	6/1/39	13,001
2,742	Fannie Mae, Pool #AE0442	6.50	1/1/39	3,108
9,719	Fannie Mae, Pool #AH5988	5.00	3/1/41	10,347
8,883	Fannie Mae, Pool #AH6242	4.00	4/1/26	9,267
1,567	Fannie Mae, Pool #AH7288	4.00	3/1/41	1,570
15,856	Fannie Mae, Pool #AH7521	4.50	3/1/41	16,430
2,985	Fannie Mae, Pool #AH9055	4.50	4/1/41	3,093
2,600	Freddie Mac, Gold 30 YR TBA	4.00	7/15/41	2,598
1,500	Freddie Mac, Gold 30 YR TBA	4.50	7/15/41	1,549
8,400	Freddie Mac, Gold 30 YR TBA	5.00	7/15/41	8,912
3,800	Freddie Mac, Gold 30 YR TBA	5.50	7/15/41	4,105
2,200	Freddie Mac, Gold 30 YR TBA	6.00	7/15/41	2,416
5,796	Freddie Mac, Pool #1B7911 (a)	2.70	12/1/40	5,945
7,155	Freddie Mac, Pool #A96286	4.00	1/1/41	7,160
1,774	Freddie Mac, Pool #A97495	4.50	3/1/41	1,835
17,831	Freddie Mac, Pool #A97692	4.50	3/1/41	18,448
5,431	Freddie Mac, Pool #C01598	5.00	8/1/33	5,801
7,491	Freddie Mac, Pool #G01665	5.50	3/1/34	8,154
4,891	Freddie Mac, Pool #G02794	6.00	5/1/37	5,392
4,600	Government National Mortgage Association, 30 YR TBA	4.00	7/15/41	4,686
1,100	Government National Mortgage Association, 30 YR TBA	4.00	7/20/41	1,117
400	Government National Mortgage Association, 30 YR TBA	4.50	7/15/41	422
4,800	Government National Mortgage Association, 30 YR TBA	5.00	7/15/41	5,199
6,800	Government National Mortgage Association, 30 YR TBA	5.00	7/20/41	7,375
500	Government National Mortgage Association, 30 YR TBA	5.50	7/15/41	550
2,700	Government National Mortgage Association, 30 YR TBA	5.50	7/20/41	2,968
600	Government National Mortgage Association, 30 YR TBA	6.00	7/15/41	668
1,600	Government National Mortgage Association, 30 YR TBA	6.00	7/20/41	1,783
6,958	Government National Mortgage Association, Pool #510835	4.50	9/20/40	7,338
1,842	Government National Mortgage Association, Pool #4801	5.50	2/15/35	2,035
630	Government National Mortgage Association, Pool #658181	5.50	11/15/36	695
11	Government National Mortgage Association, Pool #690789	6.50	5/15/38	13
826	Government National Mortgage Association, Pool #694642	6.50	8/15/38	939
163	Government National Mortgage Association, Pool #695773	6.50	11/15/38	185
600	Government National Mortgage Association, Pool #699237	6.50	9/15/38	682
5,092	Government National Mortgage Association, Pool #717148	4.50	5/15/39	5,398
4,187	Government National Mortgage Association, Pool #721760	4.50	8/15/40	4,429
1,889	Government National Mortgage Association, Pool #781959	6.00	7/15/35	2,100
1,397	Government National Mortgage Association, Pool #782523	5.00	11/15/35	1,519
	Total U.S. Government Agency Mortgages			276,987

See accompanying notes to financial statements.

HC CAPITAL TRUST
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations — 19.66%
$33,700	U.S. Treasury Bills (b)(c)	0.01	7/14/11	$33,700
21,000	U.S. Treasury Bills (b)(c)	0.04	9/15/11	20,999
	Total U.S. Treasury Obligations			54,699
	Asset Backed Security — 0.78%
2,000	Citibank Omni Master Trust, Series 2009-A17, Class A17 (d)	4.90	11/15/18	2,164
	Total Asset Backed Security			2,164
	Collateralized Mortgage Obligations — 7.12%
860	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class AJ (a)	5.96	5/10/45	803
1,745	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4 (a)	5.82	4/10/49	1,885
900	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AM (a)	5.39	1/15/46	912
1,240	CS First Boston Mortgage Securities Corp., Series 2004-C1, Class B	4.86	1/15/37	1,280
1,310	CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A4 (a)	5.23	10/15/15	1,418
860	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class AM (a)	5.28	4/10/37	831
1,745	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4	5.43	12/12/43	1,883
690	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3A	5.39	5/15/45	721
1,300	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A3	5.45	6/12/47	1,365
115	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM	5.38	10/15/16	112
860	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3 (a)	6.02	11/12/16	921
2,300	Merrill Lynch/Countrywide Commercial Mortgage Trust., Series 2007-9, Class A4	5.70	9/12/17	2,477
1,745	Morgan Stanley Capital I, Series 2007-HQ11, Class A4 (a)	5.45	2/12/44	1,879
1,310	Morgan Stanley Capital I, Series 2007-IQ15, Class A4 (a)	6.03	7/11/17	1,432
1,745	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 (a)	5.90	7/15/17	1,899
	Total Collateralized Mortgage Obligations			19,818
	Time Deposit — 2.02%
5,614	State Street Liquidity Management Control System Time Deposit	0.01	7/1/11	5,614
	Total Time Deposit			5,614
	Total Investments Before TBA Sale Commitments (cost $356,487) — 129.16%			359,282
	TBA Sale Commitments (e) — (8.10)%
(11,600)	Fannie Mae, 30 YR TBA	5.50	7/25/41	(12,543)
(9,100)	Fannie Mae, 30 YR TBA	6.00	7/25/41	(9,995)
	Total TBA Sale Commitments			(22,538)
	Liabilities in excess of other assets — (21.06)%			(58,584)
	Net Assets — 100.00%			$278,160
(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.
(b)	Rate disclosed represents effective yield at purchase.
(c)	All or part of this security has been pledged as collateral for futures contracts held by the Portfolio.
(d)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.
(e)	Represents a “to-be-announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in Notes to Financial Statements).

TBA — Security is subject to delayed delivery.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2011.

Long/(Short) Futures

Number of Contracts	Futures Contracts Positions	Value (000)	Expiration	Unrealized Appreciation/ (Depreciation) (000)
(38)	U.S. Treasury 5 Year Note Future	$(4,529)	Sep-11	$24
22	U.S. Treasury 10 Year Note Future	2,691	Sep-11	(20)
	Net Unrealized Appreciation/(Depreciation)			$4

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Short-Term Municipal Bond Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds — 97.37%
	Alabama — 3.18%
$1,000	Alabama State Federal Highway Finance Authority, Revenue, Series A, Callable 3/1/12 @ 100.00 (NATL-RE)	5.25	3/1/13	$1,033
	Arizona — 3.27%
1,000	Phoenix Arizona Civic Improvement Corp. Excise Tax Revenue, Senior Lien, Series A	3.00	7/1/15	1,064
	California — 7.34%
765	California State, GO	5.00	4/1/15	859
1,500	Los Angeles California Municipal Improvement Corp. Lease Revenue, Series C	3.00	9/1/12	1,529
				2,388
	Florida — 18.54%
1,250	Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A	5.00	7/1/12	1,304
1,000	Florida State Board of Education, Series B, GO, Callable 1/1/12 @ 101.00	5.38	1/1/14	1,033
1,250	Jacksonville Florida Special Revenue, Series C-1	4.00	10/1/13	1,331
500	JEA Florida Electric System Revenue, Series 3-D-1	3.00	10/1/14	524
735	Lakeland Florida Light & Water Revenue, Series C (AGM)	6.05	10/1/11	744
1,000	Orlando Florida Utilities Commission Utility System Revenue	5.00	10/1/13	1,093
				6,029
	Illinois — 3.15%
1,000	Du Page & Will Counties Illinois Community School District No. 204, GO	5.25	12/30/12	1,024
	Iowa — 3.72%
1,150	Iowa Finance Authority Revenue, State Revolving Fund, Callable 8/1/12 @ 100.00	5.25	8/1/13	1,209
	Kentucky — 5.07%
1,500	Kentucky State Property & Buildings Commission Revenues, Series A	5.00	11/1/13	1,648
	Maryland — 1.03%
325	Maryland State Transportation Authority Grant & Revenue Anticipation	5.00	3/1/12	335
	Michigan — 12.08%
400	Grand Rapids Michigan Water Supply System Revenue	4.00	1/1/15	434
650	Hamilton Michigan Community School District, GO (AGM, Q-SBLF)	5.00	5/1/12	674
1,500	Michigan State Trunk Line Revenue (NATL-RE, FGIC)	5.25	11/1/15	1,728
1,000	Michigan State, Series A, GO	4.00	11/1/16	1,094
				3,930
	Nebraska — 3.38%
1,000	Nebraska Public Power District Revenue, Series A (NATL-RE, FGIC)	5.00	1/1/14	1,098
	Nevada — 3.10%
1,000	Nevada State Colorado River Community, Series I, GO (AGM)	5.00	9/15/11	1,009
	New York — 5.42%
1,500	New York City Transitional Finance Authority Revenue, Series D	5.00	11/1/17	1,763
	Pennsylvania — 1.01%
325	Swarthmore Borough Authority Pennsylvania College Revenue	5.00	9/15/11	328
	Tennessee — 3.12%
1,000	Memphis Tennessee, Series C, GO (XLCA)	5.00	11/1/11	1,015
	Texas — 15.83%
735	Austin Texas Independent School District, Series A, GO	3.00	8/1/14	782
745	College Station Texas, GO	5.00	2/15/16	856
1,500	Mansfield Texas Independent School District, GO	4.00	2/15/13	1,584
1,285	Texas State University Systems Financing Revenue, Series A	4.00	3/15/14	1,391
500	Texas Tech University Revenue, Financing System, Series 9 (AMBAC)	5.00	2/15/13	536
				5,149

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Short-Term Municipal Bond Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Shares or Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Washington — 6.45%
$1,250	Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series S	5.00	7/1/15	$1,432
650	Washington State, Series R-03-A, GO, Callable 1/1/12 @ 100.00 (NATL-RE)	5.00	1/1/14	664
				2,096
	Wisconsin — 1.68%
500	Milwaukee Wisconsin, Series B-6, GO, Callable 10/1/13 @ 100.00	5.00	10/1/14	545
	Total Municipal Bonds			31,663
	Mutual Fund — 1.43%
465,440	SSgA Tax-Free Money Market Fund (a)	0.01		465
	Total Mutual Fund			465
	Total Investments (cost $31,377) — 98.80%			32,128
	Other assets in excess of liabilities — 1.20%			390
	Net Assets — 100.00%			$32,518
(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL-RE — Reinsurance provided by National Reinsurance

Q-SBLF — Qualified School Bond Loan Fund

XLCA — XL Capital Assurance, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds — 99.06%
	Alabama — 3.28%
$ 2,350	Alabama State Public School & College Authority Revenue, Capital Improvement, Callable 12/1/17 @ 100.00	5.00	12/1/24	$2,546
2,500	Alabama State Public School & College Authority Revenue, Capital Improvement, Series B, Callable 5/1/13 @ 103.00	5.00	5/1/14	2,773
3,000	Alabama State Public School & College Authority Revenue, Series A	5.00	5/1/14	3,341
1,500	Alabama State Public School & College Authority Revenue, Series A	5.00	5/1/18	1,757
2,500	Birmingham Alabama Waterworks Board Water Revenue, Series A, Callable 1/1/19 @ 100.00 (Assured GTY)	5.00	1/1/21	2,696
2,920	Birmingham Alabama Waterworks Board Water Revenue, Series A, Callable 1/1/19 @ 100.00 (Assured GTY)	5.00	1/1/22	3,111
				16,224
	Alaska — 0.51%
2,265	Alaska Industrial Development & Export Authority Revenue, Revolving Fund, Series A, Callable 4/1/20 @ 100.00 (GO of Authority)	5.25	4/1/22	2,498
	Arizona — 1.64%
95	Arizona Health Facilities Authority Hospital Systems Revenue, Phoenix Baptist Hospital & Medical, ETM	6.25	9/1/11	95
620	Maricopa County Arizona Industrial Development Authority Multifamily Housing Revenue, Series A-1 (GNMA)	6.05	10/20/36	624
250	Oro Valley Arizona Oracle Road Improvement District	5.00	1/1/13	264
2,000	Pima County Arizona Sewer System Revenue, Callable 7/1/20 @ 100.00 (AGM)	5.00	7/1/23	2,140
1,895	Pinal County Arizona Certificates of Participation	5.00	12/1/14	2,062
2,420	Pinal County Arizona Certificates of Participation	5.25	12/1/15	2,627
300	Tucson & Pima Counties Arizona Industrial Development Authorities, Single Family Mortgage Revenue, Mortgage Backed Securities, Series A1, AMT (GNMA/FNMA/FHLMC)	6.00	7/1/21	308
				8,120
	Arkansas — 0.21%
515	Arkansas State, Development Authority Economic Development Revenue, Series B, AMT, Unrefunded (ADFA/ADED)	4.25	3/1/13	529
15	Arkansas State, Development Authority Economic Development Revenue, Series B, AMT, ETM (ADFA/ADED)	4.25	3/1/13	16
445	Fayetteville Arkansas Sales & Use Tax, Capital Improvements, Series B (MBIA)	4.00	12/1/15	469
				1,014
	California — 18.69%
1,500	California Health Facilities Financing Authority Revenue, Sutter Health, Series B, Callable 8/15/20 @ 100.00	5.25	8/15/23	1,589
4,400	California State Department of Water Resources, Central Valley Project	5.25	7/1/22	4,406
5,950	California State Department of Water Resources, Power Supply Revenue, Series L	5.00	5/1/15	6,787
5,000	California State Economic Recovery, Series A, GO, Callable 7/1/19 @ 100.00	5.00	7/1/20	5,725
1,000	California State Public Works Board Lease Revenue, Department of Forestry & Fire, Series E	5.00	11/1/22	1,017
250	California State, GO	6.30	9/1/11	252
5,000	California State, GO, Callable 10/1/19 @ 100.00	5.25	10/1/20	5,614
5,000	California State, GO, Callable 4/1/19 @ 100.00	5.50	4/1/21	5,625
5,000	California State, GO	5.00	8/1/21	5,331
1,000	California State, GO	5.00	8/1/22	1,056
250	California State, GO	5.00	11/1/22	265

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	California (continued)
$870	California Statewide Communities Development Authority, Multi-Family, Pioneer Park, Series T, AMT (GNMA)	6.10	12/20/20	$879
3,410	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1, Callable 6/1/17 @ 100.00	4.50	6/1/27	2,829
2,978	Knightsen School District Lease Certificates California, Flexfund Program (a)	4.75	12/1/27	2,775
1,650	Los Angeles California Department of Water & Power System Revenue, Series A	5.00	7/1/21	1,916
4,200	Los Angeles California Harbor Department Revenue, Series B, AMT (NATL-RE, FGIC)	5.00	8/1/16	4,742
5,000	Los Angeles California Harbor Department Revenue, Series C, Callable 8/1/19 @ 100.00	5.25	8/1/22	5,637
5,000	Sacramento County California Airport System Revenue, Series B, Callable 7/1/18 @ 100.00	5.00	7/1/23	5,228
5,000	San Diego California Public Facilities Financing Authority, Sewer Revenue, Series A, Callable 5/15/19 @ 100.00	5.00	5/15/23	5,500
3,500	San Francisco California City & County Airports Commission International Terminal Revenue, AMT	5.25	5/1/18	3,787
5,530	San Francisco California City & County Airports Commission International Terminal Revenue, Series E, Callable 5/1/19 @ 100.00	5.25	5/1/23	5,978
4,175	Southern California Public Power Authority, Canyon Power Project Revenue, Series A, Callable 1/1/20 @ 100.00	5.00	7/1/23	4,570
5,000	Southern California Public Power Authority, Windy Flats Project Revenue, Series 1, Callable 7/1/20 @ 100.00	5.00	7/1/23	5,497
2,500	Tuolumne Wind Project Authority California Revenue, Series A, Callable 1/1/19 @ 100.00	5.25	1/1/24	2,654
2,500	University of California Revenue, Series Q, Callable 5/15/17 @ 101.00	5.25	5/15/23	2,753
				92,412
	Colorado — 0.32%
1,505	Colorado Health Facilities Authority Revenue, Boulder Community Hospital Project, Series A	4.00	10/1/18	1,502
86	University of Colorado Registrants Participation Institutes	6.00	12/1/13	90
				1,592
	Delaware — 0.43%
2,030	Delaware State Housing Authority Revenue, Single Family Mortgage, Series A, AMT (AGM)	5.80	7/1/35	2,130
	District of Columbia — 0.54%
430	District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT (FNMA/GNMA)	6.25	12/1/28	430
2,000	District of Columbia Income Tax Secured Revenue, Series A, Callable 12/1/19 @ 100.00	5.00	12/1/22	2,250
				2,680
	Florida — 13.64%
5,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1	6.00	6/1/16	5,575
3,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1	5.25	6/1/17	3,226
2,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1	5.00	6/1/19	2,060
2,795	Clearwater Florida Water & Sewer Revenue, Series B	5.00	12/1/17	3,194
1,550	Escambia County Florida Housing Finance Authority, Single Family Mortgage Revenue (FHLMC/GNMA/FNMA)	4.63	10/1/28	1,614
5,000	Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A	5.00	7/1/15	5,501
2,000	Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A	5.00	7/1/16	2,215
3,000	Florida State Board of Public Education, Capital Outlay, Series D, GO	5.00	6/1/17	3,356
2,000	Florida State Municipal Power Agency Revenue, Series A, Callable 10/1/19 @ 100.00	5.25	10/1/22	2,169
1,500	Florida State Turnpike Authority Revenue, Department of Transportation, Series A (AGM)	5.00	7/1/13	1,621

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Florida (continued)
$5,180	Florida State Turnpike Authority Revenue, Department of Transportation, Series A	5.00	7/1/14	$5,730
2,500	Greater Orlando Aviation Authority, Florida Airport Facilities Revenue, Series A, AMT (AGM)	5.00	10/1/14	2,734
3,180	Greater Orlando Aviation Authority, Florida Airport Facilities Revenue, Series A, AMT (AGM)	5.00	10/1/15	3,511
475	Hillsborough County Florida Educational Facilities Authority Revenue, University of Tampa (RADIAN)	5.75	4/1/18	475
2,245	Hillsborough County Florida Solid Waste & Resource Recovery Revenue, Series A, AMT, Callable 9/1/16 @ 100.00 (AMBAC)	5.00	9/1/18	2,351
4,475	Hillsborough County Port District Revenue, Tampa Port Authority Project, Series A, AMT, Callable 6/1/15 @ 100.00 (NATL-RE)	5.00	6/1/19	4,511
1,000	Lakeland Florida Electric & Water Revenue, ETM	5.75	10/1/19	1,103
4,700	Lakeland Florida Energy System Revenue, Series B (AGM)	5.00	10/1/17	5,311
1,675	Miami-Dade County Florida Aviation Revenue, Miami International Airport, Series A, Callable 10/1/20 @ 100.00	5.50	10/1/25	1,779
4,240	Miami-Dade County Florida Transit Sales Surtax Revenue, Series A (Assured GTY)	5.00	7/1/15	4,751
1,700	Orlando Florida Utilities Commission Utility System Revenue	5.00	10/1/15	1,956
2,400	Orlando Florida Utilities Commission Utility System Revenue, Series C	5.00	10/1/14	2,684
				67,427
	Georgia — 1.99%
3,650	Atlanta Georgia Water & Wastewater Revenue, Series A, Callable 11/1/19 @ 100.00	6.00	11/1/21	4,212
1,250	Gwinnett County Georgia Development Authority Public School Project Certificates of Participation, Prerefunded 1/1/14 @ 100.00 (NATL-RE)	5.25	1/1/20	1,391
1,500	Savannah Georgia Economic Development Authority Solid Waste Disposal Revenue, Waste Management Project, Series A, AMT	5.50	7/1/16	1,638
2,685	Savannah Georgia Hospital Authority Revenue, St. Joseph/Candler Health System (RADIAN)	5.25	7/1/23	2,597
				9,838
	Hawaii — 1.39%
6,100	Hawaii State Airports System Revenue, Series B, AMT	5.00	7/1/16	6,688
200	Hawaii State Housing Finance & Development Corp. Single Family Mortgage Purchase Revenue, Series A, AMT (FNMA)	5.20	7/1/12	200
				6,888
	Idaho — 0.42%
1,705	Idaho Housing & Finance Association, Single Family Mortgage Revenue, Series B, Class III, AMT	5.40	7/1/28	1,715
380	Idaho Housing & Finance Association, Single Family Mortgage, Series E, Class III, AMT	5.30	1/1/22	382
				2,097
	Illinois — 5.35%
2,880	Chicago Illinois Increment Allocation Revenue (a)	7.46	2/15/26	2,880
2,500	Chicago Illinois, Series A, GO, Callable 1/1/15 @ 100.00 (AGM)	5.00	1/1/17	2,667
500	Cicero Illinois Tax Increment, Series A (XLCA) (a)	5.00	1/1/12	503
2,255	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.85	10/20/31	2,301
95	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers Facilities, Series A, Pre-refunded	5.70	7/1/12	97
70	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers Facilities, Series A, Unrefunded	5.70	7/1/12	70
1,600	Illinois Educational Facilities Authority Revenue (b)	5.55	7/1/14	1,318

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Illinois (continued)
$380	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago, Mandatory Put 3/1/14 @ 100.00 (c)	4.25	3/1/34	$393
2,000	Illinois State Toll Highway Authority Toll Highway Revenue, Series A-1, Callable 1/1/20 @ 100.00	5.00	1/1/25	2,069
3,000	Illinois State, GO, Callable 1/1/20 @ 100.00	5.00	1/1/22	3,081
5,000	Illinois State, Series B, GO	5.00	1/1/16	5,452
945	Lake County Illinois Community School District, Unrefunded (AGM) (b)	6.31	12/1/17	740
695	Lake County Illinois Community School District, ETM, Pre-refunded (AGM) (b)	6.31	12/1/17	603
180	Lake County Illinois, School District No. 109, Series B, GO	6.60	12/15/18	222
1,000	Railsplitter Tobacco Settlement Authority Illinois Revenue	5.00	6/1/17	1,071
1,585	Railsplitter Tobacco Settlement Authority Illinois Revenue, Callable 6/1/21 @ 100.00	5.50	6/1/23	1,614
370	Rockford-Concord Commons Housing Finance Corp. Illinois Mortgage Revenue, Concord Commons Project, Series A (FHA)	6.15	11/1/22	370
860	Round Lake Beach Illinois Tax Increment Revenue	4.65	12/15/13	862
140	Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue, AMT (a)	5.90	2/1/14	140
				26,453
	Indiana — 1.52%
2,000	Indiana State Finance Authority Environmental Facilities Revenue, Indianapolis Power & Light Co., Series C	4.90	1/1/16	2,138
1,655	Indianapolis Indiana Thermal Energy System Revenue (AGM)	5.00	10/1/17	1,850
1,390	Jasper Indiana Hospital Authority, Hospital Facility Revenue, Memorial Hospital Center Project (RADIAN)	5.50	11/1/17	1,404
2,000	Shelbyville Indiana Central Renovation School Building Corp. Revenue, First Mortgage (MBIA)	5.00	7/15/18	2,147
				7,539
	Louisiana — 0.55%
950	Louisiana Housing Financial Agency Mortgage Revenue, Multi-Family Section 8- 202, Project A (HUD/FHA)	4.15	12/1/12	970
1,045	Louisiana Housing Financial Agency Mortgage Revenue, Multi-Family Section 8- 202, Project A (HUD/FHA)	4.25	12/1/14	1,067
680	Louisiana Local Government Environmental Facilities Community Development Authority, Series A, Callable 12/1/12 @ 102.00 (AMBAC)	5.20	6/1/17	704
				2,741
	Maryland — 0.47%
1,250	Maryland State Economic Development Corp. Revenue, Transportation Facilities Project, Series A, Callable 6/1/20 @ 100.00	5.38	6/1/25	1,235
1,000	Morgan State University Maryland Academic & Auxiliary Fees Revenue (MBIA)	6.05	7/1/15	1,086
				2,321
	Massachusetts — 4.50%
4,450	Massachusetts Bay Transportation Authority, Sales Tax Revenue, Series C	5.50	7/1/15	5,208
2,315	Massachusetts State Development Finance Agency Revenue, Bentley University, Callable 7/1/20 @ 100.00	5.00	7/1/21	2,494
2,180	Massachusetts State Development Finance Agency Revenue, Bentley University, Callable 7/1/20 @ 100.00	5.00	7/1/22	2,321
310	Massachusetts State Development Finance Agency Revenue, Series A, Callable 10/20/11 @ 105.00 (GNMA)	6.70	10/20/21	331
2,920	Massachusetts State Development Finance Agency Revenue, Tufts Medical Center, Inc., Series I	5.25	1/1/21	2,964

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Massachusetts (continued)
$1,390	Massachusetts State Health & Educational Facilities Authority Revenue, Massachusetts Eye & Ear Infirmary, Series C	5.00	7/1/18	$1,446
1,250	Massachusetts State Health & Educational Facilities Authority Revenue, Massachusetts Eye & Ear Infirmary, Series C	5.00	7/1/19	1,278
1,425	Massachusetts State Health & Educational Facilities Authority Revenue, Massachusetts General Hospital, Series F (AMBAC)	6.25	7/1/12	1,462
4,170	Massachusetts State Health & Educational Facilities Authority Revenue, Northeastern University, Series A	5.00	10/1/17	4,737
				22,241
	Michigan — 3.27%%
4,000	Detroit Michigan Sewer Disposal System Revenue, Series C-1, Callable 7/1/19 @ 100.00	6.50	7/1/24	4,408
1,045	Kalamazoo Michigan Hospital Finance Authority Hospital Facilities Revenue, Borgess Medical Center, Series A, ETM (FGIC)	5.00	6/1/13	1,078
1,200	Kent Hospital Finance Authority Revenue, Spectrum Health Hospitals, Series A	5.00	11/15/16	1,361
285	Livonia Michigan Municipal Building Authority Revenue (AMBAC)	4.00	5/1/16	306
1,000	Michigan State Hospital Finance Authority Revenue, Henry Ford Health System	5.50	11/15/17	1,100
1,175	Michigan State Hospital Finance Authority Revenue, Series P, ETM (MBIA)	5.38	8/15/14	1,247
120	Michigan State Hospital Finance Authority Revenue, St. John Hospital, Series A, ETM (MBIA-IBC) (a)	6.00	5/15/13	124
2,000	Michigan State, Series A, GO	5.00	11/1/19	2,263
1,665	Wayne County Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Junior Lien, AMT, Callable 12/1/17 @ 100.00 (NATL-RE, FGIC)	5.00	12/1/22	1,623
2,500	Wayne County Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Series A, AMT	5.00	12/1/14	2,656
				16,166
	Mississippi — 0.12%
595	Jackson Mississippi Housing Authority Multifamily Revenue, Series A, AMT (AGM)	5.30	4/1/19	596
	Missouri — 1.65%
5,000	Missouri State Highways & Transit Commission State Road Revenue, Callable 5/1/17 @ 100.00	5.25	5/1/21	5,723
2,335	Missouri State Housing Development Commission Single-Family Mortgage Revenue, Home Ownership Loan Program, Series D, AMT (GNMA/FNMA)	5.55	9/1/34	2,421
				8,144
	Montana — 0.27%
1,250	Montana Facilities Finance Authority Revenue, Benefits Health System (Assured GTY)	5.00	1/1/13	1,312
	Nebraska — 0.20%
475	Nebraska Educational Finance Authority Revenue, Dana College, Series D (d)(e)	5.45	3/15/30	214
765	Nebraska Educational Finance Authority Revenue, Dana College, Series D (d)(e)	5.55	3/15/35	344
1,000	Nebraska Educational Financial Authority Revenue, Series A (d)(e)	5.50	3/15/25	450
				1,008
	Nevada — 0.55%
2,250	Clark County Nevada Airport Revenue System, Series D, Callable 1/1/20 @ 100.00	5.00	7/1/23	2,367
345	Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT (LOC)	5.20	10/1/18	343
				2,710

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	New Jersey — 4.27%
$7,555	Casino Reinvestment Development Authority, New Jersey Revenue, Series A (MBIA)	5.00	6/1/16	$7,861
5,250	New Jersey Economic Development Authority Revenue, School Facilities Construction, Series EE, Callable 3/1/21 @ 100.00	5.25	9/1/23	5,522
2,500	New Jersey Economic Development Authority Revenue, School Facilities Construction, Series N-1, Callable 9/1/15 @ 100.00 (NATL-RE)	5.00	9/1/18	2,692
500	New Jersey Economic Development Authority Revenue, Series A, Prerefunded 5/15/14 @ 100.00	6.38	4/1/31	579
1,600	New Jersey Health Care Facilities Financing Authority Revenue, Holy Name Medical Center	5.00	7/1/16	1,655
2,250	New Jersey State Transportation Trust Fund Authority, Transportation System Revenue, Series B, Callable 12/15/15 @ 100.00 (NATL-RE, FGIC)	5.25	12/15/18	2,447
430	Tobacco Settlement Financing Corp. Revenue, Series 1-A, Callable 6/1/17 @ 100.00	4.50	6/1/23	381
				21,137
	New York — 5.97%
80	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.20	12/1/13	81
3,545	Metropolitan Transportation Authority Revenue, Dedicated Tax Fund, Series A-1	5.00	11/15/13	3,881
1,435	Metropolitan Transportation Authority Revenue, Series A-2	5.00	11/15/16	1,630
2,000	Metropolitan Transportation Authority Revenue, Series G	5.00	11/15/17	2,243
2,500	New York City Health & Hospital Corp. Revenue, Health System, Series A, Callable 2/15/20 @ 100.00 (GO of Corp.)	5.00	2/15/22	2,684
5,000	New York City Transitional Finance Authority Revenue, Series B	5.00	11/1/17	5,876
290	New York State Housing Finance Agency Revenue, Multi-Family Housing, Northfield Apartment, Series A (SONYMA)	4.30	8/15/14	302
1,135	New York State Housing Finance Agency Revenue, St. Philips Housing, Series A (FNMA)	4.05	11/15/16	1,157
3,250	New York State, Series B, GO	5.00	8/1/17	3,770
1,250	New York State, Series E, GO	5.00	8/1/19	1,444
5,520	New York State, Series E, GO, Callable 8/1/19 @ 100.00	5.00	8/1/21	6,217
200	Triborough Bridge & Tunnel Authority New York Revenue, General Purposes, Series A (GO of Authority)	5.20	1/1/20	219
				29,504
	North Carolina — 0.65%
2,350	North Carolina Eastern Municipal Power Agency Power System Revenue, Series A	5.00	1/1/21	2,571
650	North Carolina Medical Care Community Revenue, Health Care, Series A (HUD)	4.65	10/1/14	650
				3,221
	Ohio — 2.80%
6,535	Kent State University Revenue, Series B, Callable 5/1/19 @ 100.00 (Assured GTY)	5.00	5/1/22	7,042
155	Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (RADIAN)	5.00	6/1/12	157
990	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System, ETM (MBIA)	5.50	10/15/25	1,167
2,500	Montgomery County Ohio Revenue, Miami Valley Hospital, Series A, Callable 11/15/20 @ 100.00	5.75	11/15/22	2,822
250	Ohio State Higher Education Facility Revenue, Kenyon College Project, Callable 7/1/15 @ 100.00 (c)	4.95	7/1/37	273
1,000	Ohio State Water Development Authority Water Pollution Control Revenue, Water Quality, Series A, Callable 12/1/19 @ 100.00	5.00	12/1/23	1,122
780	Port of Greater Cincinnati Ohio Development Authority, Economic Development Revenue	5.00	10/1/25	761

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Ohio (continued)
$600	Summit County Ohio Port Authority, Building Fund Progress Development Revenue, Twinsburg Township Project, Series D	5.13	5/15/25	$506
				13,850
	Oklahoma — 0.05%
245	Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A (GNMA)	6.70	9/1/32	255
	Pennsylvania — 6.07%
5	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series KK-2, SUB, AMT (GNMA)	5.75	5/1/33	5
2,525	Allegheny County Pennsylvania Sanitary Authority Sewer Revenue, Callable 12/1/20 @ 100.00 (AGM)	5.00	6/1/24	2,658
140	Delaware County Pennsylvania Authority Health Care Revenue, Mercy Health Corp., Series A, ETM	5.13	11/15/12	141
2,825	Delaware Valley Pennsylvania Regional Finance Authority, Local Government Revenue, Series A (AMBAC)	5.50	8/1/28	2,863
125	McKeesport Pennsylvania Area School District, ETM (AGM)	5.00	4/1/13	130
1,230	Montgomery County Pennsylvania Industrial Development Authority Revenue, Acts Retirement-Life Communities, Inc., Series B, Callable 11/15/16 @ 100.00	5.00	11/15/17	1,280
2,500	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue	5.00	6/15/18	2,913
680	Pennsylvania State Higher Educational Facilities Authority Revenue (RADIAN)	5.25	11/1/18	707
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania, Series A	5.00	9/1/17	5,877
310	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, Allegheny Delaware Valley Obligation Group (MBIA)	5.88	11/15/16	306
1,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/18	1,022
950	Philadelphia Pennsylvania Municipal Authority Revenue, Series B (AGM)	5.25	11/15/15	1,016
2,500	Philadelphia Pennsylvania School District, Series C, GO (State Aid Withholding)	5.00	9/1/14	2,734
3,650	Philadelphia Pennsylvania Water & Wastewater Revenue, Series A	5.00	6/15/15	4,063
795	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	799
1,000	St. Mary Hospital Authority, Pennsylvania Health System Revenue, Catholic Health East, Series B, Callable 11/15/14 @ 100.00	5.38	11/15/34	1,144
2,000	University of Pittsburgh Revenue, Commonwealth Systems of Higher Education, Series B, Callable 3/15/19 @ 100.00 (GO of University)	5.50	9/15/21	2,334
				29,992
	Puerto Rico — 3.67%
4,950	Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series C (AMBAC)	5.50	7/1/26	4,990
2,500	Puerto Rico Electric Power Authority Power Revenue, Series DDD, Callable 7/1/20 @ 100.00	5.00	7/1/22	2,557
4,000	Puerto Rico Public Buildings Authority Revenue Guaranteed, Government Facilities, Series H (XLCA)	5.25	7/1/13	4,226
6,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, Callable 8/1/19 @ 100.00	5.50	8/1/23	6,373
				18,146
	South Carolina — 1.22%
1,930	Charleston South Carolina Waterworks & Sewer Revenue, Capital Improvement	5.13	1/1/15	2,208
3,500	Piedmont Municipal Power Agency Electric Revenue, Series A-2, Callable 1/1/21 @ 100.00	5.00	1/1/22	3,811
				6,019

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	South Dakota — 0.08%
$340	Heartland Consumers Power District South Dakota Electric Revenue, ETM	6.38	1/1/16	$385
	Tennessee — 0.80%
90	Johnson City Tennessee Health & Education, ETM	7.00	7/1/11	90
3,050	Memphis Tennessee Electric Systems Revenue, SUB	5.00	12/1/17	3,563
305	Metro Government Nashville & Davidson County Tennessee, Water & Sewer Revenue (FGIC)	7.70	1/1/12	315
				3,968
	Texas — 6.33%
1,000	Austin Texas Electricity Utility System Revenue, Series A, Callable 11/15/20 @ 100.00	5.00	11/15/24	1,092
910	Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Perkin Square Project, Series A-1, (GNMA)	6.55	12/20/34	959
4,260	Fort Worth Texas General Purpose, GO	5.00	3/1/15	4,858
5,000	Fort Worth Texas Independent School District, GO, Callable 2/15/18 @ 100.00 (PSF-GTD)	5.00	2/15/21	5,643
3,275	Fort Worth Texas Water & Sewer Revenue	5.00	2/15/16	3,791
3,000	Houston Texas Utility System Revenue, First Lien, Series D	5.00	11/15/19	3,472
1,945	Retama Texas Development Corp., Special Facilities Revenue, ETM	10.00	12/15/17	2,819
2,345	Retama Texas Development Corp., Special Facilities Revenue, ETM	8.75	12/15/18	3,317
2,500	San Antonio Texas Electricity & Gas Revenue, Series D	5.00	2/1/18	2,916
2,065	Texas State College Student Loan, GO	5.00	8/1/16	2,436
				31,303
	Utah — 0.07%
350	Utah Housing Corp., Single Family Mortgage, Series D-2, Class III, SUB, AMT	5.00	7/1/18	351
	Virginia — 0.93%
1,000	Loudoun County Virginia, Series A, GO (State Aid Withholding)	5.00	7/1/14	1,126
3,050	Virginia Beach Development Authority Public Facility Revenue, Series A	5.00	5/1/15	3,483
				4,609
	Washington — 3.41%
1,000	Energy Northwest Washington Electric Revenue, Columbia Generating, Series D	5.00	7/1/12	1,047
3,000	Energy Northwest Washington Electric Revenue, Columbia Station, Series A, Callable 7/1/16 @ 100.00	5.00	7/1/21	3,282
3,500	Energy Northwest Washington Electric Revenue, Columbia Station, Series A, Callable 7/1/16 @ 100.00	5.00	7/1/23	3,786
3,500	Energy Northwest Washington Electric Revenue, Project 3, Series A	5.25	7/1/18	4,160
1,730	King County Washington Housing Authority Revenue, Vashon Community Center, Series A, SUB (GNMA)	7.25	9/20/42	1,863
1,000	Port of Seattle Washington, GO, AMT, Callable 6/1/21 @ 100.00	5.25	12/1/21	1,113
455	Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A (GNMA)	6.35	8/20/39	469
1,000	Washington State Health Care Facilities Authority Revenue, Providence Health & Services, Series B	5.00	10/1/19	1,138
				16,858
	Wisconsin — 1.23%
2,910	Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital (FHA)	5.60	7/15/22	3,003
2,625	Wisconsin State, Series 1, GO	5.00	5/1/17	3,076
				6,079
	Total Municipal Bonds			489,828

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (concluded) — June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Corporate Bond — 0.0%
	Diversified Financial Services — 0.0%
$3,939	ASC Equipment (e)(f)	5.13	3/1/08	$—
	Total Corporate Bond			—
	Time Deposit — 0.39%
1,913	State Street Liquidity Management Control System Time Deposit	0.01	7/1/11	1,913
	Total Time Deposit			1,913
	Total Investments (cost $482,685) — 99.45%			491,741
	Other assets in excess of liabilities — 0.55%			2,699
	Net Assets — 100.00%			$494,440

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	These securities have been deemed illiquid by the Specialist Manager and represent 1.30% of the Portfolio.
(b)	Zero Coupon Security. Effective rate shown is as of June 30, 2011.
(c)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011. The maturity date represents actual maturity date.
(d)	Issuer has defaulted on the payment of interest. The securities have been deemed illiquid by the Specialist Manager and represent 0.23% of the Portfolio.
(e)	Escrow security due to bankruptcy.
(f)	Issuer has defaulted on the payment of principal and interest. The securities have been deemed illiquid by the Specialist Manager and represent $0 of the Portfolio.

ADFA/ADED — Arkansas Development Finance Authority / Arkansas Department of Economic Development

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

GTY — Guaranty

HUD — Housing and Urban Development

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

MBIA-IBC — MBIA Insured Bond Certificate

NATL-RE — Reinsurance provided by National Reinsurance

PSF-GTD — Permanent School Fund Guaranteed

RADIAN — Radian Group, Inc.

SONYMA — State of New York Mortgage Agency

SUB — Subordinate Bond

XLCA — XL Capital Assurance, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond II Portfolio
Portfolio of Investments —  June 30, 2011

Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds — 97.01%
	Alabama — 7.79%
$2,000	Alabama State Public School & College Authority Revenue, Series A	5.00	5/1/19	$2,345
1,000	Alexander City, Series A, GO (Assured GTY)	5.00	5/1/18	1,121
1,015	Foley Utilities Board Utilities Revenue	3.00	11/1/13	1,057
1,050	Foley Utilities Board Utilities Revenue	4.00	11/1/14	1,133
				5,656
	California — 3.82%
1,000	California State Department of Water Resources, Power Supply Revenue, Series L, Callable 5/1/20 @ 100.00	5.00	5/1/22	1,134
1,500	Los Angeles California Unified School District, Series A-2, GO, Callable 7/1/15 @ 100.00 (NATL-RE)	5.00	7/1/19	1,641
				2,775
	Florida — 18.25%
1,100	Broward County Airport System Revenue, Series L (AMBAC)	5.00	10/1/13	1,173
1,740	Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A	5.00	7/1/13	1,857
2,050	Florida Water Pollution Control Financing Corp. Revenue, Series A	5.00	7/15/16	2,389
875	Jacksonville Florida Special Revenue, Series A	5.00	10/1/15	989
1,650	JEA Florida Electric System Revenue, Series A	5.00	10/1/15	1,885
895	Lee County Florida Water & Sewer Revenue	4.00	10/1/15	975
1,000	Miami-Dade County Florida Water & Sewer Revenue, Series B (AGM)	5.25	10/1/20	1,155
1,000	Palm Beach County Florida Public Improvement Revenue, Series 2	5.00	11/1/16	1,163
1,500	West Palm Beach Florida Utility System Revenue, Series A, Callable 10/1/21 @ 100.00	5.00	10/1/22	1,665
				13,251
	Hawaii — 3.88%
1,085	Honolulu City & County Hawaii, Series B, GO (NATL-RE)	5.00	7/1/12	1,135
1,500	Honolulu City & County Hawaii, Series B, GO, Callable 12/1/20 @ 100.00	5.00	12/1/23	1,685
				2,820
	Illinois — 3.41%
2,000	Cook County Illinois, Series B, GO, Callable 11/15/13 @ 100.00 (NATL-RE)	5.25	11/15/16	2,133
320	Northbrook Illinois, GO	3.00	12/1/15	342
				2,475
	Kentucky — 3.09%
2,005	Kentucky State Property & Buildings Commission Revenues	5.00	8/1/14	2,240
	Maine — 2.22%
1,500	Maine Municipal Bond Bank Grant Anticipation Revenue, Department of Transportation, Series A	4.00	9/1/14	1,611
	Maryland — 2.94%
1,830	Maryland State Transportation Authority Revenue, Transportation Facilities Project, Series A	5.00	7/1/19	2,133
	Massachusetts — 3.28%
2,000	Massachusetts Bay Transportation Authority Sales Tax Revenue, Series B	5.25	7/1/21	2,378
	Michigan — 2.97%
1,000	Grand Rapids Michigan Community College, GO (AGM)	5.00	5/1/18	1,147
1,000	Michigan State Trunk Line Fund Revenue, Series B (AGM)	5.00	9/1/11	1,008
				2,155
	Nevada — 1.49%
1,000	Nevada State, Capital Improvement, Series A, GO, Callable 2/1/15 @ 100.00	5.00	2/1/19	1,079
	New York — 6.02%
2,745	New York City Transitional Finance Authority Revenue, Series D, Callable 2/1/21 @ 100.00	5.25	2/1/22	3,181

See accompanying notes to financial statements.

HC CAPITAL TRUST
The Intermediate Term Municipal Bond II Portfolio
Portfolio of Investments (concluded) —  June 30, 2011

Shares or Principal Amount (000)		Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	New York (continued)
$1,025	New York City Transitional Finance Authority Revenue, Sub Series E	5.00	11/1/15	$1,186
				4,367
	Ohio — 1.61%
1,000	Ohio State, Series B, GO	5.00	9/15/17	1,172
	Oklahoma — 3.78%
2,350	Oklahoma State Capitol Improvement Authority State Facilities Revenue, Series A	5.00	7/1/17	2,742
	Pennsylvania — 2.84%
1,750	Pennsylvania State, Series A, GO	5.00	5/1/20	2,062
	South Carolina — 3.37%
1,100	Richland County School District No. 2, Series A, GO, Callable 2/1/19 @ 100.00 (SCSDE)	5.00	2/1/20	1,283
1,085	South Carolina State Public Service Authority Revenue, Series D, Callable 1/1/13 @ 100.00 (AGM)	5.25	1/1/14	1,164
				2,447
	Texas — 6.28%
1,435	Sugar Land Texas, GO, Callable 2/15/19 @ 100.00	5.00	2/15/21	1,635
1,800	Texas State University Systems Financing Revenue	5.00	3/15/17	2,086
750	Webb County Texas, GO	4.50	2/15/19	837
				4,558
	Utah — 1.59%
1,050	Intermountain Power Agency Power Supply Revenue, Series A, Callable 7/1/14 @ 100.00	5.00	7/1/16	1,157
	Washington — 13.33%
2,000	King County Washington Sewer Revenue	5.00	1/1/20	2,319
1,000	King County Washington, GO	5.25	1/1/23	1,180
1,580	Port of Seattle Washington Revenue, Intermediate Lien, Series B	5.00	6/1/18	1,801
1,500	Tacoma Washington Water Revenue, Series A, Callable 6/1/20 @ 100.00	5.00	12/1/22	1,689
2,300	Washington State, GO, Series R-2011-A	5.00	1/1/18	2,690
				9,679
	Wisconsin — 5.05%
875	D C Everest Area School District, GO, Callable 4/1/15 @ 100.00 (AGM)	5.00	4/1/17	968
1,220	Menomonee Falls Wisconsin School District, GO, Callable 4/1/17 @ 100.00 (NATL-RE, FGIC)	4.75	4/1/21	1,327
1,200	Wisconsin State, Series C, GO	5.00	5/1/15	1,371
				3,666
	Total Municipal Bonds			70,423
	Mutual Fund — 1.61%
1,172,561	SSgA Tax-Free Money Market Fund (a)	0.01		1,173
	Total Mutual Fund			1,173
	Total Investments (cost $70,979) — 98.62%			71,596
	Other assets in excess of liabilities — 1.38%			1,001
	Net Assets — 100.00%			$72,597
(a)	Variable Rate Security. The rate reflected is the rate in effect on June 30, 2011.

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

GTY — Guaranty

NATL-RE — Reinsurance provided by National Reinsurance

SCSDE — Insured by South Carolina School Discount Enhancement

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Assets and Liabilities
As of June 30, 2011
(Amounts in thousands except per share amounts)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
ASSETS:
Investments, at cost	$451,907	$738,068	$516,313	$863,102
Unrealized appreciation (depreciation)	81,447	85,718	219,690	212,902
Investments, at value	533,354	823,786	736,003	1,076,004
Foreign currency, at value (Cost $0, $5, $0, $0, respectively)	—	5	—	—
Unrealized appreciation on forward currency contracts	—	292	—	378
Unrealized appreciation on interest rate swap agreements	—	173	—	241
Dividends and interest receivable	850	1,405	730	1,258
Receivable for portfolio shares sold	126	195	60	108
Receivable from investments sold	5,641	6,806	3,841	3,311
Swaps premium paid	—	178	—	243
Foreign tax reclaims receivable	148	35	131	93
TBA sale commitments receivable	—	6,230	—	6,782
Segregated cash for collateral	—	—	—	125
Variation margin receivable on future contracts	16	973	12	1,720
Prepaid expenses	16	16	19	15
Total Assets	540,151	840,094	740,796	1,090,278
LIABILITIES:
Cash overdraft	—	—	113	—
Foreign currency, at value (Cost $0, $0, $0 and $2,599, respectively)	—	—	—	2,598
TBA sale commitments, at fair value	—	6,207	—	6,756
Written Options, at fair value (premiums received $0, $159, $0, $254, respectively)	—	136	—	219
Unrealized depreciation on forward currency contracts	—	381	—	515
Unrealized depreciation on interest rate swap agreements	—	743	—	1,006
Payable for investments purchased	4,125	10,379	3,404	4,303
Payable for written options sold	—	67	—	121
Payable for portfolio shares redeemed	309	49	700	144
Payable to broker for futures collateral	—	260	—	386
Variation margin payable on future contracts	—	97	—	101
Advisory fees payable	168	256	259	356
Management fees payable	22	33	30	42
Administrative services fees payable	4	4	4	5
Other accrued expenses	50	73	64	82
Total Liabilities	4,678	18,685	4,574	16,634
NET ASSETS:	$535,473	$821,409	$736,222	$1,073,644
NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$43	$63	$53	$76
Additional paid-in capital	721,513	734,808	762,400	889,787
Accumulated net investment income/(distributions in excess of net investment income)	707	958	476	584
Accumulated net realized gains/(losses) from investments, futures, written options, swaps and forward foreign currency transactions	(268,303)	(3,533)	(246,443)	(36,188)
Net unrealized appreciation/(depreciation) on investments, futures, written options, swaps and forward foreign currency translations	81,513	89,113	219,736	219,385
Net Assets	$535,473	$821,409	$736,222	$1,073,644
NET ASSETS:
HC Strategic Shares	$534,710	$820,117	$735,267	$1,072,089
HC Advisors Shares	763	1,292	955	1,555
Total	$535,473	$821,409	$736,222	$1,073,644
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized, par value $0.001):
HC Strategic Shares	42,792	63,269	53,027	76,042
HC Advisors Shares	61	100	69	111
Total	42,853	63,369	53,096	76,153
Net Asset Value, offering and redemption price per share(a)
HC Strategic Shares	$12.50	$12.96	$13.87	$14.10
HC Advisors Shares	$12.49	$12.97	$13.85	$14.10

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Assets and Liabilities (continued)
As of June 30, 2011
(Amounts in thousands except per share amounts)

	The Small Capitalization Equity Portfolio	The Institutional Small Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
ASSETS:
Investments, at cost	$108,758	$157,596	$109,744	$469,919
Unrealized appreciation (depreciation)	24,695	31,955	37,540	16,561
Investments, at value	133,453	189,551	147,284	486,480
Foreign currency, at value (Cost $0, $0, $0, $567, respectively)	—	—	—	567
Unrealized appreciation on forward currency contracts	—	—	—	75
Unrealized appreciation on swap agreements	—	—	—	607
Dividends and interest receivable	133	177	281	441
Margin Deposits	—	—	—	8,655
Receivable for portfolio shares issued	—	65	—	19,020
Receivable from investments sold	1,707	897	1,575	2,987
Swaps premium paid	—	—	—	8
Foreign tax reclaims receivable	—	—	4	2
Segregated cash for collateral	—	—	—	616
Variation margin receivable on futures contracts	6	14	—	143
Prepaid expenses	12	11	15	16
Total Assets	135,311	190,715	149,159	519,617
LIABILITIES:
Cash overdraft	225	35	—	2
Written Options, at fair value (premiums received $0, $0, $0, $62, respectively)	—	—	—	57
Unrealized depreciation on forward currency contracts	—	—	—	10
Unrealized depreciation on swap agreements	—	—	—	679
Payable for investments purchased	217	1,783	1,291	14,201
Payable for portfolio shares redeemed	57	31	1	—
Payable to broker for futures collateral	—	—	—	55
Variation margin payable on future contracts	—	—	—	2,813
Advisory fees payable	54	82	273	271
Management fees payable	6	7	6	18
Administrative services fees payable	1	1	1	2
Other accrued expenses	12	14	15	54
Total Liabilities	572	1,953	1,587	18,162
NET ASSETS:	$134,739	$188,762	$147,572	$501,455
NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$10	$14	$8	$40
Additional paid-in capital	184,490	177,303	61,366	469,538
Accumulated net investment income/(distributions in excess of net investment income)	73	82	(495)	(52)
Accumulated net realized gains/(losses) from investments, futures, written options, swaps and foreign currency transactions	(74,564)	(20,680)	49,152	18,077
Net unrealized appreciation/(depreciation) on investments, futures, written options, swaps and foreign currency translations	24,730	32,043	37,541	13,852
Net Assets	$134,739	$188,762	$147,572	$501,455
NET ASSETS:
HC Strategic Shares	$134,582	$188,534	$147,326	$500,846
HC Advisors Shares	157	228	246	609
Total	$134,739	$188,762	$147,572	$501,455
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized, par value $0.001):
HC Strategic Shares	9,584	13,563	8,372	39,681
HC Advisors Shares	11	16	14	48
Total	9,595	13,579	8,386	39,729
Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$14.04	$13.90	$17.60	$12.62
HC Advisors Shares	$14.03	$13.90	$17.60	$12.62

(a)	Statement has been consolidated. Please see Note 2K in notes to financial statements for basis of consolidation.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Assets and Liabilities (continued)
As of June 30, 2011
(Amounts in thousands except per share amounts)

	The International Equity Portfolio	The Institutional International Equity Portfolio	The Emerging Markets Portfolio	The Core Fixed Income Portfolio
ASSETS:
Investments, at cost	$937,547	$1,567,721	$443,921	$115,197
Unrealized appreciation (depreciation)	267,600	193,281	61,041	603
Investments, at value	1,205,147	1,761,002	504,962	115,800
Foreign currency, at value (Cost $888, $1,054, $5,987, $0, respectively)	889	1,054	5,995	—
Unrealized appreciation on forward currency contracts	12	16	366	—
Dividends and interest receivable	2,306	3,441	1,673	853
Receivable for portfolio shares issued	760	18	80	238
Receivable from investments sold	7,970	9,637	1,256	1,944
Foreign tax reclaims receivable	1,736	2,430	14	—
TBA sale commitments receivable	—	—	—	3,794
Segregated cash for collateral	—	—	2,264	15
Variation margin receivable on future contracts	—	—	453	1
Other receivable	42	83	—	—
Prepaid expenses	25	17	12	6
Total Assets	1,218,887	1,777,698	517,075	122,651
LIABILITIES:
TBA sale commitments, at fair value	—	—	—	3,778
Cash overdraft	—	—	1,120	—
Unrealized depreciation on forward currency contracts	70	91	—	—
Unrealized depreciation on futures	—	—	—	4
Distributions payable	—	—	—	254
Payable for investments purchased	11,191	19,854	3,377	12,279
Payable for portfolio shares redeemed	619	84	14	117
Variation margin payable on future contracts	—	—	—	2
Accrued foreign capital gains tax	—	—	407	—
Advisory fees payable	693	976	304	15
Management fees payable	49	70	21	4
Administrative services fees payable	6	9	3	1
Other accrued expenses	212	258	131	10
Total Liabilities	12,840	21,342	5,377	16,464
NET ASSETS:	$1,206,047	$1,756,356	$511,698	$106,187
NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$110	$160	$23	$10
Additional paid-in capital	1,092,619	1,514,428	434,226	102,674
Accumulated net investment income/(distributions in excess of net investment income)	(554)	(616)	4,874	(213)
Accumulated net realized gains/(losses) from investments, futures, written options and foreign currency transactions	(153,830)	48,909	11,290	3,100
Net unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	267,702	193,475	61,285	616
Net Assets	$1,206,047	$1,756,356	$511,698	$106,187
NET ASSETS:
HC Strategic Shares	$1,204,581	$1,753,957	$510,732	$103,528
HC Advisors Shares	1,466	2,399	966	2,659
Total	$1,206,047	$1,756,356	$511,698	$106,187
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized, par value $0.001):
HC Strategic Shares	109,668	159,934	22,777	10,214
HC Advisors Shares	133	219	43	263
Total	109,801	160,153	22,820	10,477
Net Asset Value, offering and redemption price per share(a)
HC Strategic Shares	$10.98	$10.97	$22.42	$10.14
HC Advisors Shares	$10.99	$10.96	$22.42	$10.13

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Assets and Liabilities (continued)
As of June 30, 2011
(Amounts in thousands except per share amounts)

	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio		The U.S. Corporate Fixed Income Securities Portfolio		The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
ASSETS:
Investments, at cost	$424,895		$289,347		$229,419		$356,487
Unrealized appreciation (depreciation)	24,290		1,842		1,107		2,795
Investments, at value	449,185		291,189		230,526		359,282
Cash	—		320		—		—
Dividends and interest receivable	7,757		2,028		2,872		863
Receivable for portfolio shares issued	—		443		696		664
Receivable from investments sold	4,560		11,168		534		163
TBA sale commitments receivable	—		—		—		22,632
Segregated cash for collateral	—		—		—		58
Variation margin receivable on future contracts	—		—		—		12
Prepaid expenses	13		32		26		32
Total Assets	461,515		305,180		234,654		383,706
LIABILITIES:
Cash overdraft	1,909		—		—		—
TBA sale commitments, at fair value	—		—		—		22,538
Distributions payable	—		390		736		717
Payable for investments purchased	5,202		12,888		—		82,157
Payable for portfolio shares redeemed	615		25		45		45
Variation margin payable on future contracts	—		—		—		12
Advisory fees payable	479		29		43		38
Management fees payable	19		12		10		12
Administrative services fees payable	2		1		1		1
Other accrued expenses	29		25		18		26
Total Liabilities	8,255		13,370		853		105,546
NET ASSETS:	$453,260		$291,810		$233,801		$278,160
NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$61		$29		$23		$27
Additional paid-in capital	441,043		290,566		234,110		274,596
Accumulated net investment income/(distributions in excess of net investment income)	2,169		89		165		178
Accumulated net realized gains/(losses) from investments and futures	(14,303)		(716)		(1,604)		466
Net unrealized appreciation/(depreciation) on investments and futures	24,290		1,842		1,107		2,893
Net Assets	$453,260		$291,810		$233,801		$278,160
NET ASSETS:
HC Strategic Shares	$452,436		$291,810		$233,801		$278,160
HC Advisors Shares	824		N/A		N/A		N/A
Total	$453,260		$291,810		$233,801		$278,160
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized, par value $0.001):
HC Strategic Shares	61,213		29,147		23,464		27,468
HC Advisors Shares	111		N/A		N/A		N/A
Total	61,324		29,147		23,464		27,468
Net Asset Value, offering and redemption price per share(a)
HC Strategic Shares	$7.39		$10.01		$9.96		$10.13
HC Advisors Shares	$7.39	$	N/A	$	N/A	$	N/A

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Assets and Liabilities (concluded)
As of June 30, 2011
(Amounts in thousands except per share amounts)

	The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments, at cost		$31,377	$482,685	$70,979
Unrealized appreciation (depreciation)		751	9,056	617
Investments, at value		32,128	491,741	71,596
Dividends and interest receivable		407	7,012	1,043
Receivable for Portfolio shares issued		63	1,394	118
Prepaid expenses		6	16	8
Total Assets		32,604	500,163	72,765
LIABILITIES:
Distributions payable		64	1,471	122
Payable for investments purchased		—	3,208	—
Payable for Portfolio shares redeemed		14	899	26
Advisory fees payable		4	82	7
Management fees payable		1	21	3
Administrative services fees payable		—	3	—
Other accrued expenses		3	39	10
Total Liabilities		86	5,723	168
NET ASSETS:		$32,518	$494,440	$72,597
NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value		$3	$51	$7
Additional paid-in capital		31,723	516,294	71,947
Accumulated net investment income/(distributions in excess of net investment income)		(5)	509	28
Accumulated net realized gain/(loss) from investments		46	(31,470)	(2)
Net unrealized appreciation/(depreciation) on investments		751	9,056	617
Net Assets		$32,518	$494,440	$72,597
NET ASSETS:
HC Strategic Shares		$32,518	$493,229	$72,294
HC Advisors Shares		N/A	1,211	303
Total		$32,518	$494,440	$72,597
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized, par value $0.001):
HC Strategic Shares		3,176	51,173	7,158
HC Advisors Shares		N/A	126	30
Total		3,176	51,299	7,188
Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares		$10.24	$9.64	$10.10
HC Advisors Shares	$	N/A	$9.64	$10.10

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Operations
For the Year Ended June 30, 2011
(Amounts in thousands)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
INVESTMENT INCOME:
Interest	$1	$2,711	$1	$3,924
Dividends (net of foreign withholding tax of $32, $54, $47 and $9, respectively)	11,186	14,936	8,288	9,770
Total Investment Income	11,187	17,647	8,289	13,694
EXPENSES:
Advisory fees	1,235	2,235	1,708	2,686
Management fees	252	411	352	525
Administrative services fees	188	308	263	393
Distribution fees – HC Advisors Shares(a)	1	3	2	3
Professional fees	55	97	73	117
Compliance service fees	9	17	13	22
Custodian fees	56	107	82	142
Registration and filing fees	16	47	17	54
Trustee fees	30	55	43	71
Other	26	39	36	48
Total Expenses before waivers and expenses paid indirectly	1,868	3,319	2,589	4,061
Less: Expenses waived by the Specialist Manager	(254)	(372)	—	—
Distribution fees waived – HC Advisors Shares(a)	(1)	(3)	(2)	(3)
Expenses paid indirectly	(32)	(55)	(49)	(69)
Net Expenses	1,581	2,889	2,538	3,989
Net Investment Income	9,606	14,758	5,751	9,705
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	49,138	58,286	63,539	40,557
Net realized gains/(losses) from futures transactions	445	26,137	260	30,479
Net realized gains/(losses) from written options transactions	—	235	—	301
Net realized gains/(losses) from swap transactions	—	(437)	—	(713)
Net realized gains/(losses) from foreign currency transactions	—	(230)	—	(436)
Net realized gains/(losses) from investments, futures, written options, swaps and foreign currency transactions	49,583	83,991	63,799	70,188
Change in unrealized appreciation/(depreciation) on investments	57,570	93,939	131,956	207,052
Change in unrealized appreciation/(depreciation) on futures	106	11,497	117	16,905
Change in unrealized appreciation/(depreciation) on written options	—	162	—	226
Change in unrealized appreciation/(depreciation) on swaps	—	(567)	—	(761)
Change in unrealized appreciation/(depreciation) on foreign currency translations	1	(620)	—	(853)
Change in unrealized appreciation on investments, futures, written options, swaps and foreign currency translations	57,677	104,411	132,073	222,569
Net realized/unrealized gains/(losses) from investments, futures, written options, swaps and foreign currency translations	107,260	188,402	195,872	292,757
Change in net assets resulting from operations	$116,866	$203,160	$201,623	$302,462

(a)	For the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2011
(Amounts in thousands)

	The Small Capitalization Equity Portfolio	The Institutional Small Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
INVESTMENT INCOME:
Interest	$2	$4	$1	$52
Dividends (net of foreign withholding tax of $3, $5, $76, $143, respectively)	1,463	2,117	6,818	3,332
Total Investment Income	1,465	2,121	6,819	3,384
EXPENSES:
Advisory fees	762	1,104	1,536	1,976
Management fees	67	96	116	119
Administrative services fees	50	72	87	87
Distribution fees – HC Advisors Shares(b)	—	—	1	1
Professional fees	11	18	25	77
Compliance service fees	2	3	5	4
Custodian fees	10	19	35	78
Registration and filing fees	15	19	11	6
Trustee fees	5	10	16	14
Offering fees	—	—	—	58
Other	12	20	16	24
Total Expenses before waivers and expenses paid indirectly	934	1,361	1,848	2,444
Less: Distribution fees waived – HC Advisors Shares(a)	—	—	(1)	(1)
Expenses paid indirectly	(3)	(7)	(5)	(4)
Net Expenses	931	1,354	1,842	2,439
Net Investment Income	534	767	4,977	945
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	13,700	23,944	53,718	26,728
Net realized gains/(losses) from futures transactions	22	96	—	(1,240)
Net realized gains/(losses) from swap transactions	—	—	—	(4,849)
Net realized gains/(losses) from foreign currency transactions	—	—	(10)	40
Net realized gains/(losses) from investments, futures and foreign currency transactions	13,722	24,040	53,708	20,679
Change in unrealized appreciation/(depreciation) on investments	24,646	33,814	15,391	22,929
Change in unrealized appreciation/(depreciation) on futures	46	108	—	(2,701)
Change in unrealized appreciation/(depreciation) on written options	—	—	—	5
Change in unrealized appreciation/(depreciation) on swaps	—	—	—	(72)
Change in unrealized appreciation/(depreciation) on foreign currency translations	—	—	—	62
Change in unrealized appreciation/(depreciation) on investments, futures, swaps and foreign currency translations	24,692	33,922	15,391	20,223
Net realized/unrealized gains/(losses) from investments, futures, swaps and foreign currency translations	38,414	57,962	69,099	40,902
Change in net assets resulting from operations	$38,948	$58,729	$74,076	$41,847

(a)	Statement has been consolidated. Please see Note 2K in notes to financial statements for basis of consolidation.
(b)	For the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2011
(Amounts in thousands)

	The International Equity Portfolio	The Institutional International Equity Portfolio	The Emerging Markets Portfolio	The Core Fixed Income Portfolio
INVESTMENT INCOME:
Interest	$33	$5	$25	$5,898
Dividends (net of foreign withholding tax of $2,984, $4,290, $1,083, $0 respectively)	34,804	51,765	10,339	31
Total Investment Income	34,837	51,770	10,364	5,929
EXPENSES:
Advisory fees	4,647	7,170	3,483	425
Management fees	565	867	235	110
Administrative services fees	423	651	175	86
Distribution fees – HC Advisors Shares(a)	2	5	2	5
Professional fees	94	161	100	18
Compliance service fees	17	29	8	5
Custodian fees	521	887	598	30
Registration and filing fees	19	72	20	14
Trustee fees	54	94	25	16
Other	84	106	36	25
Total Expenses before waivers and expenses paid indirectly	6,426	10,042	4,682	734
Less: Distribution fees waived – HC Advisors Shares(a)	(2)	(5)	(2)	(5)
Expenses paid indirectly	(15)	(13)	(2)	—
Net Expenses	6,409	10,024	4,678	729
Net Investment Income	28,428	41,746	5,686	5,200
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	108,544	70,836	14,793	13,744
Net realized gains/(losses) from futures transactions	—	—	3,031	(2,060)
Net realized gains/(losses) from written options transactions	—	—	—	8
Net realized gains/(losses) from foreign currency transactions	(1,056)	(1,828)	998	(56)
Net realized gains from investments, futures, written options and foreign currency transactions	107,488	69,008	18,822	11,636
Change in unrealized appreciation/(depreciation) on investments (Net of deferred foreign tax)	161,485	355,934	79,563	(7,677)
Change in unrealized appreciation/(depreciation) on futures	—	—	1,102	(598)
Change in unrealized appreciation/(depreciation) on written options	—	—	—	(23)
Change in unrealized appreciation/(depreciation) on foreign currency translations	(244)	(273)	45	(66)
Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	161,241	355,661	80,710	(8,364)
Net realized/unrealized gains/(losses) from investments, futures, written options and foreign currency translations	268,729	424,669	99,532	3,272
Change in net assets resulting from operations	$297,157	$466,415	$105,218	$8,472

(a)	For the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2011
(Amounts in thousands)

	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio(a)	The U.S. Corporate Fixed Income Securities Portfolio(a)	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio(a)
INVESTMENT INCOME:
Interest	$37,192	$2,526	$4,569	$2,710
Dividends	108	—	—	—
Total Investment Income	37,300	2,526	4,569	2,710
EXPENSES:
Advisory fees	1,838	179	262	237
Management fees	222	75	59	71
Administrative services fees	166	53	42	50
Distribution fees – HC Advisors Shares(b)	2	—	—	—
Professional fees	50	26	22	25
Compliance service fees	9	2	2	2
Custodian fees	52	16	12	22
Registration and filing fees	15	13	11	13
Trustee fees	28	7	6	7
Offering fees	—	3	3	3
Other	23	11	10	11
Total Expenses before waivers and expenses paid indirectly	2,405	385	429	441
Less: Distribution fees waived – HC Advisors Shares(b)	(2)	—	—	—
Net Expenses	2,403	385	429	441
Net Investment Income	34,897	2,141	4,140	2,269
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	26,918	(716)	(1,604)	1,218
Net realized gains/(losses) from futures transactions	—	—	—	(102)
Net realized gains/(losses) from investments and futures	26,918	(716)	(1,604)	1,116
Change in unrealized appreciation/(depreciation) on investments	12,348	1,842	1,107	2,889
Change in unrealized appreciation/(depreciation) on futures	—	—	—	4
Change in unrealized appreciation/(depreciation) on investments and futures	12,348	1,842	1,107	2,893
Net realized/unrealized gains/(losses) from investments and futures	39,266	1,126	(497)	4,009
Change in net assets resulting from operations	$74,163	$3,267	$3,643	$6,278

(a)	For the Period December 6, 2010 (commencement of operations) to June 30, 2011.
(b)	For the Fixed Income Opportunity Portfolio for the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Operations (concluded)
For the Year Ended June 30, 2011
(Amounts in thousands)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio(a)
INVESTMENT INCOME:
Interest	$879	$19,835	$1,295
Total Investment Income	879	19,835	1,295
EXPENSES:
Advisory fees	45	1,044	74
Management fees	18	261	30
Administrative services fees	13	197	22
Distribution fees – HC Advisors Shares(b)	—	2	—
Professional fees	6	55	14
Compliance service fees	1	10	1
Custodian fees	3	58	10
Registration and filing fees	9	12	—
Trustee fees	2	34	4
Offering fees	—	—	35
Other	2	27	2
Total Expenses before waivers	99	1,700	192
Less: Distribution fees waived – HC Advisors Shares(b)	—	(2)	—
Net Expenses	99	1,698	192
Net Investment Income	780	18,137	1,103
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	88	480	(2)
Change in unrealized appreciation/(depreciation) on investments	(202)	1,839	617
Net realized/unrealized gains/(losses) from investments	(114)	2,319	615
Change in net assets resulting from operations	$666	$20,456	$1,718

(a)	For the Period July 13, 2010 (commencement of operations) to June 30, 2011.
(b)	For the Period July 6, 2010, and October 5, 2010, through June 30, 2011, for the Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets
(Amounts in thousands)

	The Value Equity Portfolio		The Institutional Value Equity Portfolio		The Growth Equity Portfolio
	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Operations:
Net investment income	$9,606	$9,607	$14,758	$8,976	$5,751	$6,883
Net realized gains from investments, futures, written options, swaps and foreign currency transactions	49,583	26,334	83,991	42,286	63,799	49,152
Change in unrealized appreciation/(depreciation) on investments, futures, written options, swaps and foreign currency translations	57,677	42,783	104,411	(11,879)	132,073	47,297
Change in net assets resulting from operations	116,866	78,724	203,160	39,383	201,623	103,332
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(9,307)	(9,150)	(13,537)	(9,051)	(5,617)	(6,664)
HC Advisors Shares(a)	(10)	—	(19)	—	(5)	—
Change in net assets resulting from distributions	(9,317)	(9,150)	(13,556)	(9,051)	(5,622)	(6,664)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	79,095	59,393	128,114	390,550	73,645	78,476
Proceeds from reinvestment of dividends	8,006	7,368	12,555	8,532	4,741	5,395
Cost of shares redeemed	(71,326)	(202,304)	(198,903)	(118,399)	(128,915)	(373,771)
Change in net assets from HC Strategic Shares of beneficial interest	15,775	(135,543)	(58,234)	280,683	(50,529)	(289,900)
HC Advisors Shares(a)
Proceeds from shares issued	718	—	1,159	—	882	—
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(37)	—	(91)	—	(62)	—
Change in net assets from HC Advisors Shares of beneficial interest	681	—	1,068	—	820	—
Change in net assets from shares of beneficial interest	16,456	(135,543)	(57,166)	280,683	(49,709)	(289,900)
Change in net assets	124,005	(65,969)	132,438	311,015	146,292	(193,232)
Net Assets:
Beginning of period	411,468	477,437	688,971	377,956	589,930	783,162
End of period	$535,473	$411,468	$821,409	$688,971	$736,222	$589,930
Accumulated net investment income/(distributions in excess of net investment income)	$707	$449	$958	$609	$476	$395
Share Transactions:
HC Strategic Shares
Issued	6,909	5,553	10,792	35,543	5,924	6,892
Reinvested	677	678	1,026	771	375	472
Redeemed	(6,031)	(19,017)	(15,732)	(11,055)	(10,069)	(33,702)
Change in HC Strategic Shares	1,555	(12,786)	(3,914)	25,259	(3,770)	(26,338)
HC Advisors Shares(a)
Issued	64	—	107	—	74	—
Reinvested	—	—	—	—	—	—
Redeemed	(3)	—	(7)	—	(5)	—
Change in HC Advisors Shares	61	—	100	—	69	—
Total change in shares	1,616	(12,786)	(3,814)	25,259	(3,701)	(26,338)

(a)	For the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

	The Institutional Growth Equity Portfolio		The Small Capitalization Equity Portfolio		The Institutional Small Capitalization Equity Portfolio
	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Operations:
Net investment income	$9,705	$5,116	$534	$846	$767	$815
Net realized gains from investments, futures, written options, swaps and foreign currency transactions	70,188	4,231	13,722	32,682	24,040	9,317
Change in unrealized appreciation on investments, futures, written options, swaps and foreign currency translations	222,569	36,659	24,692	22,696	33,922	24,435
Change in net assets resulting from operations	302,462	46,006	38,948	56,224	58,729	34,567
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(7,980)	(5,926)	(610)	(846)	(924)	(716)
HC Advisors Shares	(10)	—	—	—	(1)	—
Change in net assets resulting from distributions	(7,990)	(5,926)	(610)	(846)	(925)	(716)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	193,808	452,888	12,024	27,215	37,935	99,979
Proceeds from reinvestment of dividends	7,438	5,303	526	651	830	541
Cost of shares redeemed	(281,725)	(180,920)	(30,032)	(272,812)	(69,649)	(173,692)
Change in net assets from HC Strategic Shares of beneficial interest	(80,479)	277,271	(17,482)	(244,946)	(30,884)	(73,172)
HC Advisors Shares
Proceeds from shares issued	1,358	—	142	—	207	—
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(132)	—	(8)	—	(36)	—
Change in net assets from HC Advisors Shares of beneficial interest	1,226	—	134	—	171	—
Change in net assets from shares of beneficial interest	(79,253)	277,271	(17,348)	(244,946)	(30,713)	(73,172)
Change in net assets	215,219	317,351	20,990	(189,568)	27,091	(39,321)
Net Assets:
Beginning of period	858,425	541,074	113,749	303,317	161,671	200,992
End of period	$1,073,644	$858,425	$134,739	$113,749	$188,762	$161,671
Accumulated net investment income/(distributions in excess of net investment income)	$584	$394	$73	$33	$82	$135
Share Transactions:
HC Strategic Shares
Issued	15,298	40,077	944	2,386	3,033	9,696
Reinvested	573	463	40	61	65	51
Redeemed	(20,961)	(16,344)	(2,331)	(25,427)	(5,197)	(16,714)
Change in HC Strategic Shares	(5,090)	24,196	(1,347)	(22,980)	(2,099)	(6,967)
HC Advisors Shares
Issued	121	—	12	—	19	—
Reinvested	—	—	—	—	—	—
Redeemed	(10)	—	(1)	—	(3)	—
Change in HC Advisors Shares	111	—	11	—	16	—
Total change in shares	(4,979)	24,196	(1,336)	(22,980)	(2,083)	(6,967)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

	The Real Estate Securities Portfolio		The Commodity Returns Strategy Portfolio(a)		The International Equity Portfolio
	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2011	For the Period June 8, 2010 through June 30, 2010(b)	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Operations:
Net investment income/(loss)	$4,977	$2,863	$945	$(26)	$28,428	$21,241
Net realized gains/(losses) from investments, futures, swaps and foreign currency transactions	53,708	4,655	20,679	(2)	107,488	151,946
Change in unrealized appreciation/(depreciation) on investments, futures, swaps and foreign currency translations	15,391	22,081	20,223	(6,371)	161,241	115,257
Change in net assets resulting from operations	74,076	29,599	41,847	(6,399)	297,157	288,444
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(6,328)	(3,649)	(1,024)	—	(29,943)	(20,524)
HC Advisors Shares(c)	(9)	—	(1)	—	(35)	—
Net realized gains from investment transactions:
HC Strategic Shares	(7,533)	(109)	(2,592)	—	—	—
HC Advisors Shares(c)	(11)	—	(3)	—	—	—
Change in net assets resulting from distributions	(13,881)	(3,758)	(3,620)	—	(29,978)	(20,524)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	25,866	149,589	346,559	127,240	150,543	499,196
Proceeds from reinvestment of dividends	13,615	3,585	3,371	—	25,097	16,907
Cost of shares redeemed	(159,295)	(9,099)	(8,123)	—	(164,284)	(1,536,457)
Change in net assets from HC Strategic Shares of beneficial interest	(119,814)	144,075	341,807	127,240	11,356	(1,020,354)
HC Advisors Shares(b)
Proceeds from shares issued	382	—	601	—	1,370	—
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(230)	—	(21)	—	(45)	—
Change in net assets from HC Advisors Shares of beneficial interest	152	—	580	—	1,325	—
Change in net assets from shares of beneficial interest	(119,662)	144,075	342,387	127,240	12,681	(1,020,354)
Change in net assets	(59,467)	169,916	380,614	120,841	279,860	(752,434)
Net Assets:
Beginning of period	207,039	37,123	120,841	—	926,187	1,678,621
End of period	$147,572	$207,039	$501,455	$120,841	$1,206,047	$926,187
Accumulated net investment income/(distributions in excess of net investment income)	$(495)	$460	$(52)	$(8)	$(554)	$2,211
Share Transactions:
HC Strategic Shares
Issued	1,694	11,987	27,449	12,623	14,367	55,261
Reinvested	872	258	275	—	2,320	1,834
Redeemed	(9,494)	(629)	(666)	—	(15,852)	(160,316)
Change in HC Strategic Shares	(6,928)	11,616	27,058	12,623	835	(103,221)
HC Advisors Shares(c)
Issued	27	—	50	—	137	—
Reinvested	—	—	—	—	—	—
Redeemed	(13)	—	(2)	—	(4)	—
Change in HC Advisors Shares	14	—	48	—	133	—
Total change in shares	(6,914)	11,616	27,106	12,623	968	(103,221)

(a)	Statement has been consolidated. Please see Note 2K in notes to financial statements for basis of consolidation.
(b)	Period from commencement of operations.
(c)	For the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

	The Institutional International Equity Portfolio		The Emerging Markets Portfolio		The Core Fixed Income Portfolio
	For the Year Ended June 30, 2011	For the Period November 20, 2009 through June 30, 2010(a)	For the Year Ended June 30, 2011	For the Period December 10, 2009 through June 30, 2010(a)	For the Year Ended June 30, 2011	Year Ended June 30, 2010
Operations:
Net investment income	$41,746	$22,035	$5,686	$2,245	$5,200	$11,464
Net realized gains/(losses) from investments, futures, written options and foreign currency transactions	69,008	(19,235)	18,822	(2,485)	11,636	8,537
Change in unrealized appreciation/(depreciation) on investments, futures, written options and foreign currency translations	355,661	(162,186)	80,710	(19,425)	(8,364)	15,643
Change in net assets resulting from operations	466,415	(159,386)	105,218	(19,665)	8,472	35,644
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(44,250)	(20,952)	(3,213)	(61)	(5,798)	(12,054)
HC Advisors Shares(b)	(59)	—	(5)	—	(45)	—
Net realized gains from investment transactions:
HC Strategic Shares	—	—	(4,818)	—	(7,116)	—
HC Advisors Shares(b)	—	—	(7)	—	(24)	—
Change in net assets resulting from distributions	(44,309)	(20,952)	(8,043)	(61)	(12,983)	(12,054)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	309,339	1,630,940	159,962	380,120	93,887	130,200
Proceeds from reinvestment of dividends	39,589	19,138	7,904	58	12,615	10,840
Cost of shares redeemed	(434,027)	(52,387)	(99,371)	(15,268)	(354,536)	(107,808)
Change in net assets from HC Strategic Shares of beneficial interest	(85,099)	1,597,691	68,495	364,910	(248,034)	33,232
HC Advisors Shares(b)
Proceeds from shares issued	2,162	—	865	—	2,701	—
Proceeds from reinvestment of dividends	—	—	—	—	—	—
Cost of shares redeemed	(166)	—	(21)	—	(25)	—
Change in net assets from HC Advisors Shares of beneficial interest	1,996	—	844	—	2,676	—
Change in net assets from shares of beneficial interest	(83,103)	1,597,691	69,339	364,910	(245,358)	33,232
Change in net assets	339,003	1,417,353	166,514	345,184	(249,869)	56,822
Net Assets:
Beginning of period	1,417,353	—	345,184	—	356,056	299,234
End of period	$1,756,356	$1,417,353	$511,698	$345,184	$106,187	$356,056
Accumulated net investment income/(distributions in excess of net investment income)	$(616)	$3,736	$4,874	$1,185	$(213)	$170
Share Transactions:
HC Strategic Shares
Issued	30,203	169,943	7,629	20,195	9,192	13,201
Reinvested	3,682	2,131	362	3	1,233	1,088
Redeemed	(40,582)	(5,443)	(4,597)	(815)	(34,952)	(10,827)
Change in HC Strategic Shares	(6,697)	166,631	3,394	19,383	(24,527)	3,462
HC Advisors Shares(b)
Issued	235	—	44	—	265	—
Reinvested	—	—	—	—	—	—
Redeemed	(16)	—	(1)	—	(2)	—
Change in HC Advisors Shares	219	—	43	—	263	—
Total change in shares	(6,478)	166,631	3,437	19,383	(24,264)	3,462

(a)	Period from commencement of operations.
(b)	For the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

	The Fixed Income Opportunity Portfolio		The U.S. Government Fixed Income Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio
	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Period December 6, 2010 through June 30, 2011(a)	For the Period December 6, 2010 through June 30, 2011(a)
Operations:
Net investment income	$34,897	$31,974	$2,141	$4,140
Net realized gains/(losses) from investments and futures	26,918	17,358	(716)	(1,604)
Change in unrealized appreciation/(depreciation) on investments and futures	12,348	10,042	1,842	1,107
Change in net assets resulting from operations	74,163	59,374	3,267	3,643
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(34,534)	(31,005)	(2,053)	(3,976)
HC Advisors Shares(b)	(59)	—	—	—
Change in net assets resulting from distributions	(34,593)	(31,005)	(2,053)	(3,976)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	90,329	116,986	346,615	279,047
Proceeds from reinvestment of dividends	33,527	28,778	1,804	3,522
Cost of shares redeemed	(89,788)	(79,180)	(57,823)	(48,435)
Change in net assets from HC Strategic Shares of beneficial interest	34,068	66,584	290,596	234,134
HC Advisors Shares(b)
Proceeds from shares issued	780	—	—	—
Proceeds from reinvestment of dividends	—	—	—	—
Cost of shares redeemed	(5)	—	—	—
Change in net assets from HC Advisors Shares of beneficial interest	775	—	—	—
Change in net assets from shares of beneficial interest	34,843	66,584	290,596	234,134
Change in net assets	74,413	94,953	291,810	233,801
Net Assets:
Beginning of period	378,847	283,894	—	—
End of period	$453,260	$378,847	$291,810	$233,801
Accumulated net investment income/(distributions in excess of net investment income)	$2,169	$1,988	$89	$165
Share Transactions:
HC Strategic Shares
Issued	12,577	17,783	34,804	28,000
Reinvested	4,649	4,300	182	354
Redeemed	(12,335)	(11,644)	(5,839)	(4,890)
Change in HC Strategic Shares	4,891	10,439	29,147	23,464
HC Advisors Shares(b)
Issued	112	—	—	—
Reinvested	—	—	—	—
Redeemed	(1)	—	—	—
Change in HC Advisors Shares	111	—	—	—
Total change in shares	5,002	10,439	29,147	23,464

(a)	Period from commencement of operations.
(b)	For the Fixed Income Opportunity Portfolio for the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio
	For the Period December 6, 2010 through June 30, 2011(a)	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Operations:
Net investment income	$2,269	$780	$865	$18,137	$21,077
Net realized gains/(losses) from investments and futures	1,116	88	1	480	(18,813)
Change in unrealized appreciation/(depreciation) on investments and futures	2,893	(202)	221	1,839	41,439
Change in net assets resulting from operations	6,278	666	1,087	20,456	43,703
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(2,742)	(773)	(858)	(18,300)	(20,875)
HC Advisors Shares(b)	—	—	—	(29)	—
Net realized gains from investment and futures transactions:
HC Strategic Shares	—	(42)	(102)	—	—
Change in net assets resulting from distributions	(2,742)	(815)	(960)	(18,329)	(20,875)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	329,809	2,172	15,105	58,810	147,748
Proceeds from reinvestments of dividends	2,361	783	856	17,427	17,786
Cost of shares redeemed	(57,546)	(8,094)	(7,772)	(164,880)	(97,770)
Change in net assets from HC Strategic Shares of beneficial interest	274,624	(5,139)	8,189	(88,643)	67,764
HC Advisors Shares(b)
Proceeds from shares issued	—	—	—	1,249	—
Proceeds from reinvestment of dividends	—	—	—	—	—
Cost of shares redeemed	—	—	—	(53)	—
Change in net assets from HC Advisors Shares of beneficial interest	—	—	—	1,196	—
Change in net assets from shares of beneficial interest	274,624	(5,139)	8,189	(87,447)	67,764
Change in net assets	278,160	(5,288)	8,316	(85,320)	90,592
Net Assets:
Beginning of period	—	37,806	29,490	579,760	489,168
End of period	$278,160	$32,518	$37,806	$494,440	$579,760
Accumulated net investment income/(distributions in excess of net investment income)	$178	$(5)	$(12)	$509	$618
Share Transactions:
HC Strategic Shares
Issued	32,990	211	1,467	6,122	15,564
Reinvested	234	76	83	1,818	1,874
Redeemed	(5,756)	(788)	(755)	(17,230)	(10,312)
Change in HC Strategic Shares	27,468	(501)	795	(9,290)	7,126
HC Advisors Shares(b)
Issued	—	—	—	131	—
Reinvested	—	—	—	—	—
Redeemed	—	—	—	(5)	—
Change in HC Advisors Shares	—	—	—	126	—
Total change in shares	27,468	(501)	795	(9,164)	7,126

(a)	Period from commencement of operations.
(b)	For the Intermediate Term Municipal Bond Portfolio for the Period July 6, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Statements of Changes in Net Assets (concluded)
(Amounts in thousands)

The Intermediate Term Municipal Bond II Portfolio
For the Period July 13, 2010 through June 30, 2011(a)
Operations:
Net investment income	$1,103
Net realized losses from investments	(2)
Change in unrealized appreciation/(depreciation) on investments	617
Change in net assets resulting from operations	1,718
Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(1,072)
HC Advisors Shares(b)	(3)
Change in net assets resulting from distributions	(1,075)
Shares of Beneficial Interest:
HC Strategic Shares
Proceeds from shares issued	76,892
Proceeds from reinvestment of dividends	1,040
Cost of shares redeemed	(6,277)
Change in net assets from HC Strategic Shares of beneficial interest	71,655
HC Advisors Shares(b)
Proceeds from shares issued	326
Proceeds from reinvestment of dividends	—
Cost of shares redeemed	(27)
Change in net assets from HC Advisors Shares of beneficial interest	299
Change in net assets from shares of beneficial interest	71,954
Change in net assets	72,597
Net Assets:
Beginning of period	—
End of period	$72,597
Accumulated net investment income/(distributions in excess of net investment income)	$28
Share Transactions:
HC Strategic Shares
Issued	7,684
Reinvested	104
Redeemed	(630)
Change in HC Strategic Shares	7,158
HC Advisors Shares(b)
Issued	33
Reinvested	—
Redeemed	(3)
Change in HC Advisors Shares	30
Total change in shares	7,188

(a)	Period from commencement of operations.
(b)	For the Period October 5, 2010 (commencement of operations) to June 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized/Unrealized Gains (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital	Total Distributions to Shareholders
The Value Equity Portfolio HC Strategic Shares
Year Ended June 30, 2011	$9.98	$0.22	$2.52	$2.74	$(0.22)	$—	$—	$(0.22)
Year Ended June 30, 2010	8.84	0.21	1.13	1.34	(0.20)	—	—	(0.20)
Year Ended June 30, 2009	13.22	0.29	(4.21)	(3.92)	(0.30)	(0.16)	—	(0.46)
Year Ended June 30, 2008	18.26	0.32	(3.32)	(3.00)	(0.33)	(1.71)	—	(2.04)
Year Ended June 30, 2007	16.03	0.35	3.14	3.49	(0.35)	(0.91)	—	(1.26)
HC Advisors Shares
Period Ended June 30, 2011(d)	$9.93	$0.21	$2.57	$2.78	$(0.22)	$—	$—	$(0.22)
The Institutional Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.26	$0.23	$2.67	$2.90	$(0.20)	$—	$—	$(0.20)
Year Ended June 30, 2010	9.02	0.17	1.24	1.41	(0.17)	—	—	(0.17)
Period Ended June 30, 2009(f)	12.93	0.26	(3.93)	(3.67)	(0.24)	—	—	(0.24)
HC Advisors Shares
Period Ended June 30, 2011(d)	$10.21	$0.21	$2.75	$2.96	$(0.20)	$—	$—	$(0.20)
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.39	$0.10	$3.48	$3.58	$(0.10)	$—	$—	$(0.10)
Year Ended June 30, 2010	9.42	0.10	0.97	1.07	(0.10)	—	—	(0.10)
Year Ended June 30, 2009	12.09	0.10	(2.67)	(2.57)	(0.10)	—	—	(0.10)
Year Ended June 30, 2008	12.85	0.12	(0.75)	(0.63)	(0.13)	—	—	(0.13)
Year Ended June 30, 2007	11.26	0.11	1.59	1.70	(0.11)	—	—	(0.11)
HC Advisors Shares
Period Ended June 30, 2011(d)	$10.40	$0.10	$3.45	$3.55	$(0.10)	$—	$—	$(0.10)
The Institutional Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.58	$0.12	$3.50	$3.62	$(0.10)	$—	$—	$(0.10)
Year Ended June 30, 2010	9.50	0.07	1.10	1.17	(0.09)	—	—	(0.09)
Period Ended June 30, 2009(g)	12.36	0.11	(2.88)	(2.77)	(0.09)	—	—	(0.09)
HC Advisors Shares
Period Ended June 30, 2011(d)	$10.59	$0.11	$3.50	$3.61	$(0.10)	$—	$—	$(0.10)
The Small Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.41	$0.05	$3.64	$3.69	$(0.06)	$—	$—	$(0.06)
Year Ended June 30, 2010	8.94	0.04	1.47	1.51	(0.04)	—	—	(0.04)
Year Ended June 30, 2009	12.62	0.04	(3.67)	(3.63)	(0.04)	—	(0.01)	(0.05)
Year Ended June 30, 2008	15.83	0.09	(1.70)	(1.61)	(0.11)	(1.49)	—	(1.60)
Year Ended June 30, 2007	15.70	0.09	2.28	2.37	(0.08)	(2.16)	—	(2.24)
HC Advisors Shares
Period Ended June 30, 2011(d)	$10.13	$0.05	$3.91	$3.96	$(0.06)	$—	$—	$(0.06)
The Institutional Small Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.32	$0.05	$3.59	$3.64	$(0.06)	$—	$—	$(0.06)
Year Ended June 30, 2010	8.88	0.05	1.43	1.48	(0.04)	—	—	(0.04)
Period Ended June 30, 2009(h)	12.93	0.05	(4.05)	(4.00)	(0.05)	—	(0.00)(i)	(0.05)
HC Advisors Shares
Period Ended June 30, 2011(d)	$10.05	$0.05	$3.86	$3.91	$(0.06)	$—	$—	$(0.06)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio Turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period July 6, 2010 (commencement of operations) through June 30, 2011.
(e)	Portfolio Turnover does not include TBA security transactions.
(f)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.
(g)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.
(h)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
(i)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

				Ratios/Supplementary Data:
	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$12.50	27.56%	$534,710	0.37%	0.31%	0.31%	1.90%	72.04%
Year Ended June 30, 2010	9.98	14.94%	411,468	0.38%	0.33%	0.34%	1.88%	77.68%
Year Ended June 30, 2009	8.84	(29.60)%	477,437	0.41%	0.35%	0.40%	2.69%	139.39%
Year Ended June 30, 2008	13.22	(17.95)%	1,090,524	0.45%	0.43%	0.45%	2.08%	76.84%
Year Ended June 30, 2007	18.26	22.40%	1,160,005	0.44%	0.42%	0.44%	2.05%	69.13%
HC Advisors Shares
Period Ended June 30, 2011(d)	$12.49	28.10%	$763	0.62%	0.31%	0.31%	1.98%	72.04%
The Institutional Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$12.96	28.41%	$820,117	0.40%	0.35%	0.35%	1.79%	97.05%(e)
Year Ended June 30, 2010	10.26	15.54%	688,971	0.42%	0.37%	0.38%	1.60%	107.30%
Period Ended June 30, 2009(f)	9.02	(28.85)%	377,956	0.41%	0.38%	0.41%	2.96%	129.30%
HC Advisors Shares
Period Ended June 30, 2011(d)	$12.97	29.14%	$1,292	0.65%	0.35%	0.35%	1.83%	97.05%(e)
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$13.87	34.56%	$735,267	0.37%	0.36%	0.37%	0.82%	49.14%
Year Ended June 30, 2010	10.39	11.26%	589,930	0.37%	0.37%	0.37%	0.89%	51.80%
Year Ended June 30, 2009	9.42	(21.17)%	783,162	0.39%	0.38%	0.39%	1.00%	72.93%
Year Ended June 30, 2008	12.09	(4.99)%	1,793,843	0.32%	0.31%	0.32%	0.94%	42.13%
Year Ended June 30, 2007	12.85	15.02%	1,652,976	0.32%	0.32%	0.32%	0.91%	39.88%
HC Advisors Shares
Period Ended June 30, 2011(d)	$13.85	34.24%	$955	0.62%	0.36%	0.37%	0.83%	49.14%
The Institutional Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$14.10	34.29%	$1,072,089	0.39%	0.38%	0.37%	0.92%	85.12%(e)
Year Ended June 30, 2010	10.58	12.23%	858,425	0.40%	0.40%	0.40%	0.68%	85.24%
Period Ended June 30, 2009(h)	9.50	(21.82)%	541,074	0.40%	0.39%	0.39%	1.36%	66.73%
HC Advisors Shares
Period Ended June 30, 2011(d)	$14.10	34.16%	$1,555	0.64%	0.38%	0.37%	0.92%	85.12%(e)
The Small Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$14.04	35.48%	$134,582	0.70%	0.70%	0.70%	0.37%	51.76%
Year Ended June 30, 2010	10.41	16.83%	113,749	0.74%	0.73%	0.74%	0.37%	101.53%
Year Ended June 30, 2009	8.94	(28.72)%	303,317	0.75%	0.74%	0.75%	0.45%	99.01%
Year Ended June 30, 2008	12.62	(10.87)%	663,733	0.62%	0.61%	0.62%	0.63%	111.13%
Year Ended June 30, 2007	15.83	16.68%	694,029	0.64%	0.62%	0.64%	0.59%	116.02%
HC Advisors Shares
Period Ended June 30, 2011(d)	$14.03	39.12%	$157	0.95%	0.70%	0.70%	0.37%	51.76%
The Institutional Small Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$13.90	35.33%	$188,534	0.71%	0.71%	0.71%	0.42%	100.93%
Year Ended June 30, 2010	10.32	16.65%	161,671	0.72%	0.71%	0.72%	0.41%	156.96%
Period Ended June 30, 2009(i)	8.88	(31.85)%	200,992	0.75%	0.73%	0.74%	0.65%	71.46%
HC Advisors Shares
Period Ended June 30, 2011(d)	$13.90	38.97%	$228	0.96%	0.71%	0.71%	0.44%	100.93%

See accompanying notes to financial statements.

HC CAPITAL TRUST
Financial Highlights (continued)
Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations:				Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized/Unrealized Gains (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital		Total Distributions to Shareholders
The Real Estate Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$13.53	$0.20		$4.71	$4.91	$(0.33)	$(0.51)	$—		$(0.84)
Year Ended June 30, 2010	10.08	0.21		3.53	3.74	(0.27)	(0.02)	—		(0.29)
Period Ended June 30, 2009(d)	10.00	0.02		0.07	0.09	(0.01)	—	—		(0.01)
HC Advisors Shares
Period Ended June 30, 2011(e)	$13.08	$0.19		$5.17	$5.36	$(0.33)	$(0.51)	$—		$(0.84)
The Commodity Returns Strategy Portfolio
HC Strategic Shares
Year Ended June 30, 2011(f)	$9.57	$0.04		$3.19	$3.23	$(0.04)	$(0.14)	$—		$(0.18)
Period Ended June 30, 2010(g)	10.00	—	(j)	(0.43)	(0.43)	—	—	—		—
HC Advisors Shares
Period Ended June 30, 2011(e)	$9.71	$0.05		$3.04	$3.09	$(0.04)	$(0.14)	$—		$(0.18)
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$8.51	$0.25		$2.49	$2.74	$(0.27)	$—	$—		$(0.27)
Year Ended June 30, 2010	7.92	0.17		0.58	0.75	(0.16)	—	—		(0.16)
Year Ended June 30, 2009	12.41	0.17		(4.17)	(4.00)	(0.13)	(0.35)	(0.01)		(0.49)
Year Ended June 30, 2008	15.35	0.26		(1.36)	(1.10)	(0.28)	(1.56)	—		(1.84)
Year Ended June 30, 2007	13.02	0.30		2.97	3.27	(0.34)	(0.60)	—		(0.94)
HC Advisors Shares
Period Ended June 30, 2011(e)	$8.74	$0.23		$2.29	$2.52	$(0.27)	$—	$—		$(0.27)
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$8.51	$0.25		$2.49	$2.74	$(0.28)	$—	$—		$(0.28)
Period Ended June 30, 2010(h)	9.64	0.14		(1.14)	(1.00)	(0.13)	—	—		(0.13)
HC Advisors Shares
Period Ended June 30, 2011(e)	$8.73	$0.24		$2.27	$2.51	$(0.28)	$—	$—		$(0.28)
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$17.81	$0.25		$4.72	$4.97	$(0.15)	$(0.21)	$—		$(0.36)
Period Ended June 30, 2010(i)	18.84	0.12		(1.15)	(1.03)	— (i)	—	—	(i)	—
HC Advisors Shares
Period Ended June 30, 2011(e)	$18.17	$0.25		$4.36	$4.61	$(0.15)	$(0.21)	$—		$(0.36)
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.25	$0.19		$0.15	$0.34	$(0.25)	$(0.20)	$—		$(0.45)
Year Ended June 30, 2010	9.57	0.32		0.70	1.02	(0.34)	—	—		(0.34)
Year Ended June 30, 2009	9.78	0.46		(0.17)	0.29	(0.50)	—	—		(0.50)
Year Ended June 30, 2008	9.69	0.51		0.09	0.60	(0.51)	—	—		(0.51)
Year Ended June 30, 2007	9.67	0.48		0.02	0.50	(0.48)	—	—		(0.48)
HC Advisors Shares
Period Ended June 30, 2011(e)	$10.27	$0.24		$0.07	$0.31	$(0.25)	$(0.20)	$—		$(0.45)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio Turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.
(e)	For the period July 6, 2010 (commencement of operations) through June 30, 2011.
(f)	Statement has been consolidated. Please see Note 2K in notes to financial statements for basis of consolidation.
(g)	For the period June 8, 2010 (commencement of operations) through June 30, 2010.
(h)	For the period November 20, 2009 (commencement of operations) through June 30, 2010.
(i)	For the period December 10, 2009 (commencement of operations) through June 30, 2010.
(j)	Amount rounds to less than $0.005 per share.
(k)	Portfolio Turnover does not include TBA security transactions.

See accompanying notes to financial statements.

				Ratios/Supplementary Data:
	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Real Estate Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$17.60	37.15%	$147,326	0.80%	0.80%	0.80%	2.15%	79.82%
Year Ended June 30, 2010	13.53	37.08%	207,039	0.82%	0.82%	0.82%	1.91%	45.39%
Period Ended June 30, 2009(d)	10.08	0.91%	37,123	1.05%	1.05%	1.05%	1.57%	4.41%
HC Advisors Shares
Period Ended June 30, 2011(e)	$17.60	41.98%	$246	1.05%	0.80%	0.80%	2.08%	79.82%
The Commodity Returns Strategy Portfolio
HC Strategic Shares
Year Ended June 30, 2011(f)	$12.62	33.86%	$500,846	1.03%	1.03%	1.03%	0.40%	79.60%
Period Ended June 30, 2010(g)	9.57	(4.30)%	120,841	1.06%	1.06%	1.06%	(0.40)%	3.26%
HC Advisors Shares
Period Ended June 30, 2011(e)	$12.62	31.93%	$609	1.28%	1.03%	1.03%	0.44%	79.60%
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.98	32.30%	$1,204,581	0.57%	0.57%	0.57%	2.42%	49.11%
Year Ended June 30, 2010	8.51	9.39%	926,187	0.60%	0.60%	0.60%	1.51%	74.59%
Year Ended June 30, 2009	7.92	(31.95)%	1,678,621	0.62%	0.61%	0.62%	2.41%	70.27%
Year Ended June 30, 2008	12.41	(8.11)%	1,811,359	0.81%	0.81%	0.81%	1.80%	57.27%
Year Ended June 30, 2007	15.35	25.81%	1,934,888	0.34%	0.33%	0.34%	2.19%	53.77%
HC Advisors Shares
Period Ended June 30, 2011(e)	$10.99	28.93%	$1,466	0.82%	0.57%	0.57%	3.05%	49.11%
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.97	32.24%	$1,753,957	0.58%	0.58%	0.58%	2.30%	54.67%
Period Ended June 30, 2010(h)	8.51	(10.46)%	1,417,353	0.60%	0.59%	0.60%	2.48%	24.84%
HC Advisors Shares
Period Ended June 30, 2011(e)	$10.96	28.79%	$2,399	0.83%	0.58%	0.58%	2.53%	54.67%
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$22.42	28.05%	$510,732	1.00%	1.00%	1.00%	1.21%	61.56%
Period Ended June 30, 2010(i)	17.81	(5.45)%	345,184	1.04%	1.04%	1.04%	1.32%	44.29%
HC Advisors Shares
Period Ended June 30, 2011(e)	$22.42	25.44%	$966	1.25%	1.00%	1.00%	1.28%	61.56%
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.14	3.36%	$103,528	0.33%	0.33%	0.33%	2.30%	684.04%(k)
Year Ended June 30, 2010	10.25	10.78%	356,056	0.34%	0.34%	0.34%	3.23%	511.41%(k)
Year Ended June 30, 2009	9.57	3.19%	299,234	0.38%	0.38%	0.38%	4.88%	221.65%(k)
Year Ended June 30, 2008	9.78	6.20%	310,476	0.34%	0.34%	0.34%	5.09%	201.23%(k)
Year Ended June 30, 2007	9.69	5.22%	267,050	0.35%	0.35%	0.35%	4.87%	159.95%(k)
HC Advisors Shares
Period Ended June 30, 2011(e)	$10.13	3.05%	$2,659	0.58%	0.33%	0.33%	2.26%	684.04%(k)

See accompanying notes to financial statements.

HC CAPITAL TRUST
Financial Highlights (concluded)
Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting from Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized/Unrealized Gains (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Fixed Income Opportunity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$6.73	$0.57	$0.66	$1.23	$(0.57)	$—	$(0.57)
Year Ended June 30, 2010	6.19	0.58	0.52	1.10	(0.56)	—	(0.56)
Year Ended June 30, 2009	6.92	0.49	(0.73)	(0.24)	(0.49)	—	(0.49)
Year Ended June 30, 2008	7.58	0.52	(0.57)	(0.05)	(0.61)	—	(0.61)
Year Ended June 30, 2007	7.29	0.57	0.20	0.77	(0.48)	—	(0.48)
HC Advisors Shares
Period Ended June 30, 2011(d)	$6.74	$0.53	$0.69	$1.22	$(0.57)	$—	$(0.57)
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Period Ended June 30, 2011(e)	$10.00	$0.07	$0.01	$0.08	$(0.07)	$—	$(0.07)
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Period Ended June 30, 2011(e)	$10.00	$0.18	$(0.04)	$0.14	$(0.18)	$—	$(0.18)
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Period Ended June 30, 2011(e)	$10.00	$0.10	$0.13	$0.23	$(0.10)	$—	$(0.10)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.28	$0.22	$(0.03)	$0.19	$(0.22)	$(0.01)	$(0.23)
Year Ended June 30, 2010	10.23	0.27	0.07	0.34	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2009	10.04	0.31	0.20	0.51	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2008	9.93	0.33	0.12	0.45	(0.34)	—	(0.34)
Year Ended June 30, 2007	9.93	0.34	— (g)	0.34	(0.34)	—	(0.34)
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$9.59	$0.34	$0.05	$0.39	$(0.34)	$—	$(0.34)
Year Ended June 30, 2010	9.17	0.36	0.42	0.78	(0.36)	—	(0.36)
Year Ended June 30, 2009	9.58	0.40	(0.41)	(0.01)	(0.40)	—	(0.40)
Year Ended June 30, 2008	9.77	0.41	(0.19)	0.22	(0.41)	—	(0.41)
Year Ended June 30, 2007	9.77	0.43	— (g)	0.43	(0.43)	—	(0.43)
HC Advisors Shares
Period Ended June 30, 2011(d)	$9.61	$0.32	$0.05	$0.37	$(0.34)	$—	$(0.34)
The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares
Period Ended June 30, 2011(h)	$10.00	$0.17	$0.10	$0.27	$(0.17)	$—	$(0.17)
HC Advisors Shares
Period Ended June 30, 2011(i)	$10.11	$0.14	$(0.01)	$0.13	$(0.14)	$—	$(0.14)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio Turnover is calculated on the basis of the Portfolio, as a whole, without distingishing between the classes of shares issued.
(d)	For the period July 6, 2010 (commencement of operations) through June 30, 2011.
(e)	For the period December 6, 2010 (commencement of operations) through June 30, 2011.
(f)	Portfolio Turnover does not include TBA security transactions.
(g)	Amount rounds to less than $0.005 per share.
(h)	For the period July 13, 2010 (commencement of operations) through June 30, 2011.
(i)	For the period October 6, 2010 (commencement of operations) through June 30, 2011.

See accompanying notes to financial statements.

				Ratios/Supplementary Data:
	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Waivers(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Fixed Income Opportunity Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$7.39	18.78%	$452,436	0.54%	0.54%	0.54%	7.84%	157.18%
Year Ended June 30, 2010	6.73	18.19%	378,847	0.56%	0.56%	0.56%	8.57%	126.93%
Year Ended June 30, 2009	6.19	(2.79)%	283,894	0.60%	0.60%	0.60%	8.72%	100.90%
Year Ended June 30, 2008	6.92	(0.64)%	157,623	0.57%	0.57%	0.57%	7.23%	113.40%
Year Ended June 30, 2007	7.58	10.40%	145,576	0.61%	0.61%	0.61%	7.46%	139.66%
HC Advisors Shares
Period Ended June 30, 2011(d)	$7.39	18.61%	$824	0.79%	0.54%	0.54%	7.80%	157.18%
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Period Ended June 30, 2011(e)	$10.01	0.85%	$291,810	0.26%	0.26%	0.26%	1.43%	73.52%
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Period Ended June 30, 2011(e)	$9.96	1.44%	$233,801	0.36%	0.36%	0.36%	3.48%	127.65%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Period Ended June 30, 2011(e)	$10.13	2.33%	$278,160	0.31%	0.31%	0.31%	1.60%	10.64%(f)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$10.24	1.92%	$32,518	0.28%	0.28%	0.28%	2.17%	19.68%
Year Ended June 30, 2010	10.28	3.39%	37,806	0.29%	0.29%	0.29%	2.59%	25.70%
Year Ended June 30, 2009	10.23	5.16%	29,490	0.31%	0.30%	0.30%	3.05%	18.99%
Year Ended June 30, 2008	10.04	4.53%	32,801	0.31%	0.31%	0.31%	3.26%	37.07%
Year Ended June 30, 2007	9.93	3.44%	29,710	0.30%	0.30%	0.30%	3.35%	33.45%
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2011	$9.64	4.13%	$493,229	0.33%	0.33%	0.33%	3.48%	21.78%
Year Ended June 30, 2010	9.59	8.57%	579,760	0.34%	0.34%	0.34%	3.78%	36.62%
Year Ended June 30, 2009	9.17	(0.07)%	489,168	0.35%	0.35%	0.35%	4.26%	23.80%
Year Ended June 30, 2008	9.58	2.29%	583,889	0.33%	0.33%	0.33%	4.26%	17.20%
Year Ended June 30, 2007	9.77	4.38%	575,373	0.34%	0.34%	0.34%	4.32%	14.63%
HC Advisors Shares
Period Ended June 30, 2011(d)	$9.64	3.92%	$1,211	0.58%	0.33%	0.33%	3.50%	21.78%
The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares
Period Ended June 30, 2011(h)	$10.10	2.72%	$72,294	0.32%	0.32%	0.32%	1.86%	2.81%
HC Advisors Shares
Period Ended June 30, 2011(i)	$10.10	1.54%	$303	0.57%	0.32%	0.32%	1.99%	2.81%

See accompanying notes to financial statements.

HC CAPITAL TRUST
Notes to Financial Statements — June 30, 2011

1.  DESCRIPTION.  HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2011, the Trust offered nineteen separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Institutional Value Equity Portfolio (“Institutional Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional Growth Equity Portfolio (“Institutional Growth Portfolio”), The Small Capitalization Equity Portfolio (“Small Cap Portfolio”), The Institutional Small Capitalization Equity Portfolio (“Institutional Small Cap Portfolio”), The Real Estate Securities Portfolio (“Real Estate Portfolio”), The Commodity Returns Strategy Portfolio (formerly known as the Commodity Related Securities Portfolio) (“Commodity Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio” and formerly known as The Fixed Income II Portfolio), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2011, the HC Advisors Shares for U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio and Short-Term Municipal Portfolio had not yet commenced operations. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC.

All the Portfolios in the Trust, except the Real Estate Portfolio and Commodity Portfolio are diversified portfolios under the 1940 Act. The Real Estate Portfolio and Commodity Portfolio are non-diversified portfolios, which means that they may concentrate their investments in the securities of a limited number of issuers.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

The Intermediate Municipal II Portfolio commenced operations on July 13, 2010. The U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, and U.S. Mortgage/Asset Backed Fixed Income Portfolio commenced operations on December 6, 2010.

2.  SIGNIFICANT ACCOUNTING POLICIES.  The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Portfolio Valuation.  The net asset value (“NAV”) per share of the Portfolios is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

is open. Each class’s NAV per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B.  Securities Valuation.  Security values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity Securities (Common and Preferred Stock and Exchange Traded Funds): Readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the exchange or at the NASDAQ Official Closing Price. If there have been no sales on such exchange, or on NASDAQ, the security is valued at the closing bid price. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the last bid price. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the last quoted sales price available provided that where such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation, and are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales on such exchange, the security is valued at the mean of the bid and asking price and typically categorized as Level 2 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds:  Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal, and Foreign Bonds and U.S. Government and Agency Securities):   Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

Asset Backed and Mortgage Backed Securities:  In addition to the inputs discussed above for “Fixed Income Securities”, asset backed and mortgage backed securities are valued using new issue data, monthly payment information and collateral performance and are typically categorized as Level 2 in the fair value hierarchy.

Short Term Obligations:  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Derivative Instruments (Futures, Options, Swaps and Forward Currency Contracts):  Swaps are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Interest rate swaptions are valued using future interest rate volatility, yield curve, and strike price and are typically categorized as Level 2 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2011 (amounts in thousands):

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Value Portfolio
Common Stocks[1]	$528,104	$—	$—	$528,104
U.S. Treasury Obligations	—	149	—	149
Time Deposits	—	3,888	—	3,888
Mutual Funds	1,213	—	—	1,213
Total Investments	$529,317	$4,037	$—	$533,354
Other Financial Instruments[2]
Futures	$65	$—	$—	$65
Institutional Value Portfolio
Common Stocks[1]	$699,176	$—	$—	$699,176
Corporate Bonds[1]	—	7,595	—	7,595
Asset Backed Securities	—	3,066	—	3,066
Collateralized Mortgage Obligations	—	24,131	—	24,131
Certificates of Deposit	—	4,089	—	4,089
Global Bonds[3]	—	5,732	—	5,732
Municipal Bonds[4]	—	1,543	—	1,543
U.S. Government Agency Mortgages	—	20,443	—	20,443
U.S. Treasury Obligations	—	22,271	—	22,271
Yankee Dollars[1]	—	7,396	—	7,396
Time Deposits	—	7,004	—	7,004

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Institutional Value Portfolio (continued)
Mutual Funds	$13,637	$—	$—	$13,637
Put Options Purchased	3	—	—	3
Repurchase Agreements	—	7,700	—	7,700
Total Investments	$712,816	$110,970	$—	$823,786
TBA Sale Commitments	$—	$(6,207)	$—	$(6,207)
Other Financial Instruments[2]
Futures	$4,004	$—	$—	$4,004
Currency Contracts	—	(89)	—	(89)
Written Options	—	(136)	—	(136)
Swaps	—	(570)	—	(570)
Growth Portfolio
Common Stocks[1,5]	$728,172	$586	$—	$728,758
U.S. Treasury Obligations	—	90	—	90
Time Deposits	—	7,037	—	7,037
Mutual Funds	118	—	—	118
Total Investments	$728,290	$7,713	$—	$736,003
Other Financial Instruments[2]
Futures	$46	$—	$—	$46
Institutional Growth Portfolio
Common Stocks[1,5]	$863,203	$754	$—	$863,957
Corporate Bonds[1]	—	10,350	—	10,350
Asset Backed Securities	—	4,203	—	4,203
Collateralized Mortgage Obligations	—	35,902	—	35,902
Certificates of Deposit	—	5,485	—	5,485
Global Bonds[3]	—	7,780	—	7,780
Municipal Bonds[4]	—	1,955	—	1,955
U.S. Government Agency Mortgages	—	26,925	—	26,925
U.S. Treasury Obligations	—	34,034	—	34,034
Yankee Dollars[1]	—	9,355	—	9,355
Time Deposits	—	11,125	—	11,125
Mutual Funds	11,927	—	—	11,927
Put Options Purchased	6	—	—	6
Repurchase Agreements	—	53,000	—	53,000
Total Investments	$875,136	$200,868	$—	$1,076,004

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Institutional Growth Portfolio (continued)
TBA Sale Commitments	$—	$(6,756)	$—	$(6,756)
Other Financial Instruments[2]
Futures	$7,321	$—	$—	$7,321
Currency Contracts	—	(137)	—	(137)
Written Options	—	(219)	—	(219)
Swaps	—	(765)	—	(765)
Small Cap Portfolio
Common Stocks[1]	$132,358	$—	$—	$132,358
Preferred Stocks[1]	43	—	—	43
Rights	—	—	—	—
U.S. Treasury Obligations	—	50	—	50
Time Deposits	—	478	—	478
Mutual Funds	524	—	—	524
Total Investments	$132,925	$528	$—	$133,453
Other Financial Instruments[2]
Futures	$35	$—	$—	$35
Institutional Small Cap Portfolio
Common Stocks[1]	$183,960	—	—	$183,960
Preferred Stocks[1]	36	—	—	36
Rights	—	—	—	—
U.S. Treasury Obligations	—	94	—	94
Time Deposits	—	3,778	—	3,778
Mutual Funds	1,683	—	—	1,683
Total Investments	$185,679	$3,872	$—	$189,551
Other Financial Instruments[2]
Futures	$88	$—	$—	$88
Real Estate Portfolio
Common Stocks[1,5]	$139,084	$4,555	$—	$143,639
Time Deposits	—	3,645	—	3,645
Total Investments	$139,084	$8,200	$—	$147,284
Commodity Portfolio
Common Stocks[1,6]	$178,018	$101,372	$—	$279,390
Corporate Bonds[1]	—	10,006	—	10,006
Asset Backed Securities	—	6,129	—	6,129
Collateralized Mortgage Obligations	—	9,202	—	9,202
Certificates of Deposit	—	899	—	899
U.S. Government Agency Securities	—	4,954	—	4,954
U.S. Treasury Obligations	—	2,288	—	2,288
Yankee Dollars[3]	—	4,095	—	4,095

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Commodity Portfolio (continued)
Time Deposits	$—	$43,541	$—	$43,541
Call Options Purchased	38	—	—	38
Put Options Purchased	38	—	—	38
Repurchase Agreements	—	125,900	—	125,900
Total Investments	$178,094	$308,386	$—	$486,480
Other Financial Instruments[2]
Futures	$(2,701)	$—	$—	$(2,701)
Currency Contracts	—	65	—	65
Written Options	—	(57)	—	(57)
Swaps	—	(72)	—	(72)
International Portfolio
Common Stocks[1,6]	$78,513	$1,095,057	$—	$1,173,570
Preferred Stocks[1]	466	—	—	466
Time Deposits	—	31,111	—	31,111
Total Investments	$78,979	$1,126,168	$—	$1,205,147
Other Financial Instruments[2]
Currency Contracts	$—	$(58)	$—	$(58)
Institutional International Portfolio
Common Stocks[1,6]	$119,342	$1,574,919	$—	$1,694,261
Preferred Stocks[1]	739	—	—	739
Time Deposits	—	66,002	—	66,002
Total Investments	$120,081	$1,640,921	$—	$1,761,002
Other Financial Instruments[2]
Currency Contracts	$—	$(75)	$—	$(75)
Emerging Markets Portfolio
Common Stocks[1,6]	$110,796	$346,370	$—	$457,166
Preferred Stocks[1]	9,130	2,497	—	11,627
Mutual Funds	32,416	—	—	32,416
Time Deposits	—	3,753	—	3,753
Total Investments	$152,342	$352,620	$—	$504,962
Other Financial Instruments[2]
Futures	$450	$—	$—	$450
Currency Contracts	—	366	—	366
Core Fixed Income Portfolio
Asset Backed Securities	$—	$281	$—	$281
Collateralized Mortgage Obligations	—	2,498	—	2,498
U.S. Government Agency Mortgages	—	36,036	—	36,036
U.S. Government Agency Securities	—	5,232	—	5,232
Corporate Bonds[1]	—	26,094	—	26,094

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Core Fixed Income Portfolio (continued)
U.S. Treasury Obligations	$—	$36,134	$—	$36,134
Yankee Dollars[1]	—	7,964	—	7,964
Time Deposits	—	1,561	—	1,561
Total Investments	$—	$115,800	$—	$115,800
TBA Sale Commitments	$—	$(3,778)	$—	$(3,778)
Other Financial Instruments[2]
Futures	$(4)	$—	$—	$(4)
Fixed Income Opportunity Portfolio
Corporate Bonds[1]	$—	$367,614	$—	$367,614
Convertible Corporate Bonds[1]	—	280	—	280
Yankee Dollars[1]	—	62,074	—	62,074
Common/Preferred Stocks and Rights[1]	7,510	27	—	7,537
Time Deposits	—	11,680	—	11,680
Total Investments	$7,510	$441,675	$—	$449,185
U.S. Government Fixed Income Portfolio
U.S. Treasury Obligations	$—	$243,458	$—	$243,458
U.S. Government Agency Securities	—	41,696	—	41,696
Corporate Bonds[1]	—	1,664	—	1,664
Time Deposits	—	4,371	—	4,371
Total Investments	$—	$291,189	$—	$291,189
U.S. Corporate Fixed Income Portfolio
Corporate Bonds[1]	$—	$166,545	$—	$166,545
Yankee Dollars[1]	—	54,876	—	54,876
Time Deposits	—	9,105	—	9,105
Total Investments	$—	$230,526	$—	$230,526
U.S. Mortgage/Asset Backed Fixed Income Portfolio
U.S. Government Agency Mortgages	$—	$276,987	$—	$276,987
U.S. Treasury Obligations	—	54,699	—	54,699
Asset Backed Security	—	2,164	—	2,164
Collateralized Mortgage Obligations	—	19,818	—	19,818
Time Deposit	—	5,614	—	5,614
Total Investments	$—	359,282	$—	$359,282

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

Portfolio	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
U.S. Mortgage/Asset Backed Fixed Income Portfolio (continued)
TBA Sale Commitments	$—	$(22,538)	$—	$(22,538)
Other Financial Instruments[2]
Futures	4	—	—	4
Short-Term Municipal Portfolio
Municipal Bonds[4]	$—	$31,663	$—	$31,663
Mutual Fund	465	—	—	465
Total Investments	$465	$31,663	$—	$32,128
Intermediate Municipal Portfolio
Municipal Bonds[4]	$—	$489,828	$—	$489,828
Time Deposit	—	1,913	—	1,913
Total Investments	$—	$491,741	$—	$491,741
Intermediate Municipal II Portfolio
Municipal Bonds[4]	$—	$70,423	$—	$70,423
Mutual Fund	1,173	—	—	1,173
Total Investments	$1,173	$70,423	$—	$71,596

[1]	Please see the Portfolio of Investments for industry classification.
[2]	Other Financial Instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, currency contracts and swap agreements, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options, which are valued at fair value.
[3]	Please see the Portfolio of Investments for country classification.
[4]	Please see the Portfolio of Investments for state classification.
[5]	Please see the Portfolio of Investments for securities noted as Level 2.
[6]	Please see the Portfolio of Investments for securities noted as Level 1.

The Trust’s policy is to disclose significant transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1, 2, or 3 as of June 30, 2011. As of June 30, 2011 and June 30, 2010, no securities were categorized as Level 3.

In May 2011, the FASB issued Accounting Standards Update 2011-04 (“ASU 2011-04”) “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

C.  Securities Transactions and Investment Income.  For financial reporting purposes, portfolio security transactions are reported on trade date. However, for daily NAV determination, portfolio security transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments is accrued daily, as earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from paydown transactions on mortgage backed and asset backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D.  Allocations.  Expenses directly attributable to a Portfolio are charged to that Portfolio. Class specific expenses, such as distribution fees, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

E.  Dividends and Capital Gain Distributions to Shareholders.  The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio, and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income on a monthly basis. The Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap Portfolio, Institutional Small Cap Portfolio, Real Estate Portfolio, Fixed Opportunity Portfolio, and Commodity Portfolio declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio, and the Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

F.  Repurchase Agreements.  Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and date. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by government securities (as defined in the 1940 Act), or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by two or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or the only NRSRO issuing a rating, or, if unrated, are of comparable quality provided that the collateral is an eligible investment for the Portfolio.

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Notes to Financial Statements (continued) — June 30, 2011

G.  TBA Purchase Commitments.  Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. The risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

H.  Commission Recapture.  Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administration fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2011, the following commissions were recaptured (amounts in thousands):

Portfolio
Value Portfolio	$32
Institutional Value Portfolio	55
Growth Portfolio	49
Institutional Growth Portfolio	69
Small Cap Portfolio	3
Institutional Small Cap Portfolio	7
Real Estate Portfolio	5
Commodity Portfolio	4
International Portfolio	15
Institutional International Portfolio	13
Emerging Markets Portfolio	2

I.  Foreign Exchange Transactions.  The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)  value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)  purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

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Notes to Financial Statements (continued) — June 30, 2011

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

J.  Derivative Instruments.  Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts, and swap agreements.

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2011 (amounts in thousands).

		Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Portfolio	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*
Futures Contracts
Equity Exposure:	Value Portfolio Institutional Value Portfolio Growth Portfolio Institutional Growth Portfolio Small Cap Portfolio Institutional Small Cap Portfolio Commodity Portfolio Emerging Markets Portfolio	Net unrealized appreciation on futures contracts	$ 65 4,201 46 7,515 35 88 — 450	Net unrealized depreciation on futures contracts	$ — — — — — — 11 —
Interest Rate Exposure:	Institutional Value Portfolio Institutional Growth Portfolio Commodity Portfolio Core Fixed Income Portfolio U.S. Mortgage/Asset Backed Fixed Income Portfolio		20 37 4 — 24		217 231 — 4 20
Commodity Exposure:	Commodity Portfolio		1,037		3,731
Options Contracts
Equity Exposure:	Institutional Value Portfolio Institutional Growth Porfolio	Investments, at value	3 6	Written Options, at fair value	— —
Interest Rate Exposure:	Institutional Value Portfolio Institutional Growth Porfolio		— —		136 219
Commodity Exposure:	Commodity Portfolio		76		57
Forward Currency Contracts
Currency Exchange Rate Exposure:	Institutional Value Portfolio Institutional Growth Portfolio Commodity Portfolio International Portfolio Institutional International Portfolio Emerging Markets Portfolio	Unrealized appreciation on forward currency contracts	292 378 75 12 16 366	Unrealized depreciation on forward currency contracts	381 515 10 70 91 —
Swap Agreements
Interest Rate Exposure:	Institutional Value Portfolio Institutional Growth Portfolio Commodity Portfolio	Swaps premium paid, Unrealized appreciation on swap agreements	173 241 56	Unrealized depreciation on swap agreements	743 1,006 —
Commodity Exposure:	Commodity Portfolio		551		679

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Notes to Financial Statements (continued) — June 30, 2011

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For written options, the amounts represent the fair value of the investments. For purchased options, the amounts represent market value as reported in the Portfolio of Investments. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Portfolios of Investments. For swap agreements, the amounts represent the appreciation/depreciation of these swap agreements as reported in the Portfolios of Investments and Statements of Assets and Liabilities. The premium paid is reported on the Statements of Assets and Liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is the summary of the effect of derivative instruments on the Statements of Operations for the period ended June 30, 2011 (amounts in thousands).

Primary Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Portfolio	Net Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity Exposure:	Net realized gains/(losses) from futures transactions, Change in unrealized appreciation/(depreciation) on futures	Value Portfolio Institutional Value Portfolio Growth Portfolio Institutional Growth Portfolio Small Cap Portfolio Institutional Small Cap Portfolio Emerging Markets Portfolio	$ 445 25,497 260 29,680 22 96 3,031	$ 106 11,694 117 17,096 46 108 1,102
Interest Rate Exposure:		Institutional Value Portfolio Institutional Growth Portfolio Core Fixed Income Portfolio U.S. Mortgage/Asset Backed Fixed Income Portfolio	640 799 (2,060) (102)	(197) (191) (598) 4
Commodity Exposure:		Commodity Portfolio	(1,240)	(2,701)
Options Contracts
Equity Exposure:	Net realized gains/(losses) from investment transactions, Net realized gains/(losses) from options transactions,	Institutional Value Portfolio Institutional Growth Porfolio	74 82	18 22
Interest Rate Exposure:	Change in unrealized on investments, Change in appreciation/(depreciation) unrealized appreciation/ (depreciation) on options	Institutional Value Portfolio Institutional Growth Porfolio Core Fixed Income Portfolio	161 219 8	144 204 (23)
Commodity Exposure:		Commodity Portfolio	—	5

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Notes to Financial Statements (continued) — June 30, 2011

Primary Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Portfolio	Net Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Currency Exchange Rate Exposure:	Net realized gains/(losses) on foreign currency transactions, Change in unrealized appreciation/(depreciation) on foreign currency translations	Institutional Value Portfolio
Institutional Growth Portfolio
Real Estate Portfolio
Commodity Portfolio
International Portfolio
Institutional International
  Portfolio
Emerging Markets Portfolio
		Core Fixed Income Portfolio	$ (230) (436) (10) 40 (1,056) (1,828) 998 (56)	$ (666) (853) — 62 (244) (273) 45 (66)
Swap Agreements
Interest Rate Exposure:	Net realized gains/(losses) on interest rate swap transactions, Change in unrealized appreciation/(depreciation) on interest rate swap transactions	Institutional Value Portfolio Institutional Growth Portfolio Commodity Portfolio	(437) (713) —	(567) (761) 56
Commodity Exposure:		Commodity Portfolio	(4,849)	(128)

Forward Currency Contracts — Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to credit risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Forwards may involve market or credit risk in excess of the amounts reflected on the Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2011 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio. In addition, at June 30, 2011, the Portfolios had entered into currency contracts to settle trades in foreign currencies. These transactions are included in the Statements of Assets and Liabilities as “Receivable from investments sold” and “Payable from investments purchased.” The contract amount of the currency contracts outstanding as of June 30, 2011 and the month-end average contract amount for all currency contracts during the year ended June 30, 2011 are detailed in the table below:

Portfolio	Average Month-End Contract Amount (000)	Currency Contract Amount Outstanding at June 30, 2011 (000)
Institutional Value Portfolio	$27,904	$35,555
Institutional Growth Portfolio	33,615	47,985
Commodity Portfolio	1,329	10,653
International Portfolio	12,807	8,004

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Notes to Financial Statements (continued) — June 30, 2011

Portfolio	Average Month-End Contract Amount (000)	Currency Contract Amount Outstanding at June 30, 2011 (000)
Institutional International Portfolio	$21,936	$10,711
Emerging Markets Portfolio	16,889	29,777
Core Fixed Income Portfolio	601	—

Financial Futures Contracts — Certain of the Portfolios may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) as part of their investment strategies, to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. The Commodity Portfolio may invest in commodity-linked futures contracts to gain exposure to the commodities market. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” are made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statements of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the Trust’s custodian. The notional value of the financial futures contracts outstanding at June 30, 2011 and the month-end average notional amount for the year ended June 30, 2011 are detailed in the table below:

Portfolio	Average Month-End Notional Amount (000’s)	June 30, 2011 Notional Amount (000’s)
Value Portfolio	$2,129	$1,843
Institutional Value Portfolio	160,734	213,535
Growth Portfolio	1,477	1,208
Institutional Growth Portfolio	216,617	318,496
Small Cap Portfolio	310	708
Institutional Small Cap Portfolio	740	1,645
Commodity Portfolio	21,036	109,565
Emerging Markets Portfolio	27,264	26,105
Core Fixed Income Portfolio	105,385	845
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1,594	7,265

Options Contracts — Purchased Options Contracts — Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may purchase put or call options. Option contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which

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Notes to Financial Statements (continued) — June 30, 2011

is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Options Contracts — Written Options Contracts — Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. Premiums received from written options contracts are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from option transactions” on the Statements of Operations. When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

The Institutional Value Portfolio, Institutional Growth Portfolio, Commodity Portfolio and Core Fixed Income Portfolio had the following transactions in written call and put options during the year ended June 30, 2011:

Institutional Value Portfolio	Number of Contracts	Premiums Received (000’s)
Options outstanding at June 30, 2010	(1,688)	$(100)
Options written	(3,011)	(484)
Options expired	3,436	354
Options closed	89	71
Options outstanding at June 30, 2011	(1,174)	$(159)

Institutional Growth Portfolio	Number of Contracts	Premiums Received (000’s)
Options outstanding at June 30, 2010	(2,240)	$(136)
Options written	(4,336)	(705)
Options expired	4,820	477
Options closed	158	110
Options outstanding at June 30, 2011	(1,598)	$(254)

Commodity Portfolio	Number of Contracts	Premiums Received (000’s)
Options outstanding at June 30, 2010	—	$—
Options written	(9)	(62)
Options expired	—	—
Options closed	—	—
Options outstanding at June 30, 2011	(9)	$(62)

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Notes to Financial Statements (continued) — June 30, 2011

Core Fixed Income Portfolio	Number of Contracts	Premiums Received (000’s)
Options outstanding at June 30, 2010	(120)	$(130)
Options written	—	—
Options expired	—	—
Options closed	120	130
Options outstanding at June 30, 2011	—	$—

Swap Agreements — Certain of the Portfolios may enter into swap agreements (“swap”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Interest Rate Swaps — Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. Certain Portfolios may enter into interest rate swap contracts. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statements of Operations.

Total Return Swaps — Certain of the Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the total return swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each total return swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount are recorded as “unrealized appreciation or depreciation on swap agreements” and when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap transactions”.

A Portfolio may enter into total return swap agreements that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap plus, in certain instances, the Portfolio will agree to pay to

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Variance Swap Agreements — Certain Portfolios may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, a Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The primary risks associated with the use of a swap are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The unrealized gain or loss at June 30, 2011 is disclosed in the swap tables included in the Portfolios of Investments.

The notional value of the swap agreements outstanding at June 30, 2011 and the month-end average notional amount for the year ended June 30, 2011 are detailed in the table below:

Portfolio	Average Notional Amount (000's)	June 30, 2011 Notional Amount (000's)
Institutional Value Portfolio	$30,133	$42,100
Institutional Growth Portfolio	39,775	59,300
Commodity Portfolio	9,274	106,901

K.  Basis for Consolidation for the Commodity Portfolio. The HC Commodity Related Securities Fund, Ltd. and the HC Commodity Related Securities Fund II, Ltd. (the “Funds”) are incorporated as Cayman Islands exempted companies. The Funds are wholly-owned subsidiaries of the Commodity Portfolio (the “Portfolio”) and act as investment vehicles for the Portfolio for the purpose of effecting certain commodity-linked investments consistent with its investment objectives. The Funds may invest in commodity-linked derivatives instruments including options, futures and swaps. The Funds may also invest in debt securities, some of which are intended to serve as margin or collateral for the Funds’ derivative positions.

Under the Articles of Association of the Funds, shares issued by the Funds give the Portfolio, as the sole shareholder, the right to receive notice of, to attend, and to vote at general meetings of the Funds, the right to participate in the profits of the Funds, and rights to the assets of the Funds in the event that they are liquidated. As of June 30, 2011, the Portfolio’s aggregate investment in the Funds was $59,372,730, representing 11.84% of the Portfolio’s net assets.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

The Portfolio’s investments in these Funds have been consolidated and include the portfolio holdings of the underlying Funds. The consolidated financial statements include the accounts of the Portfolio and the Funds. All intercompany transactions and balances have been eliminated.

3.  INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS.  The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average net assets of that portion of the Portfolio managed.

For the year ended June 30, 2011, the Value Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
SSgA Funds Management, Inc.*	$75	0.04%
Institutional Capital, LLC	398	0.35%
AllianceBernstein L.P.	762	0.37	%(a)
	$1,235	0.24%

For the year ended June 30, 2011, the Institutional Value Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
SSgA Funds Management, Inc.*	$75	0.04%
Institutional Capital, LLC	710	0.35%
AllianceBernstein L.P.	1,117	0.37	%(a)
Pacific Investment Management Company LLC	333	0.25%
	$2,235	0.27%

For the year ended June 30, 2011, the Growth Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
Jennison Associates LLC	$670	0.25	%(b)
SSgA Funds Management, Inc.*	64	0.04%
Sustainable Growth Advisers	974	0.35%
	$1,708	0.24%

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Notes to Financial Statements (continued) — June 30, 2011

For the year ended June 30, 2011, the Institutional Growth Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
Jennison Associates LLC	$889	0.25	%(b)
SSgA Funds Management, Inc.*	58	0.04%
Sustainable Growth Advisers	1,281	0.35%
Pacific Investment Management Company LLC	458	0.25%
	$2,686	0.26%

For the year ended June 30, 2011, the Small Cap Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
Frontier Capital Management Company, LLC	$137	0.45%
Sterling Johnston Capital Management, L.P.	58	0.75	%(c)
IronBridge Capital Management LP	299	0.95%
SSgA Funds Management, Inc.*	50	0.13	%(d)
Pzena Investment Management, LLC	218	1.00%
	$762	0.57%

For the year ended June 30, 2011, the Institutional Small Cap Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
Frontier Capital Management Company, LLC	$174	0.45%
Sterling Johnston Capital Management, L.P.	89	0.75	%(c)
IronBridge Capital Management LP	428	0.95%
SSgA Funds Management, Inc.*	50	0.08	%(d)
Pzena Investment Management, LLC	354	1.00%
Cupps Capital Management, LLC	9	0.85	%(e)
	$1,104	0.58%

For the year ended June 30, 2011, the Real Estate Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Wellington Management Company, LLP	$1,536	0.66	%(f)

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

For the year ended June 30, 2011, the Commodity Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Wellington Management Company, LLP	$1,834	0.85	%(g)
Wellington Management Company, LLP	109	0.75	%(h)
Pacific Investment Management Company LLC	33	0.49	%(i)
	$1,976	0.83%

For the year ended June 30, 2011, the International Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
Artisan Partners Limited Partnership	$1,259	0.47	%(j)
Capital Guardian Trust Company.	1,621	0.34	%(k)
Causeway Capital Management LLC	1,767	0.45%
	$4,647	0.41%

For the year ended June 30, 2011, the Institutional International Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
Artisan Partners Limited Partnership	$2,120	0.47	%(j)
Capital Guardian Trust Company.	2,383	0.35	%(k)
Causeway Capital Management LLC	2,667	0.45%
	$7,170	0.41%

For the year ended June 30, 2011, the Emerging Markets Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
SSgA Funds Management, Inc.*	$3,025	0.72	%(l)
Boston Company Asset Management, LLC	458	0.90	%(m)
	$3,483	0.74%

For the year ended June 30, 2011, the Core Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned (000’s)	Fee
BlackRock Financial Management, Inc.	$357	0.20	%(n)
Seix Investment Advisors LLC	44	0.22	%(o)
Mellon Capital Management Corporation	24	0.12	%(p)
	$425	0.19%

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

For the year ended June 30, 2011, the Fixed Opportunity Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Seix Investment Advisors LLC	$1,838	0.41	%(q)

For the period ended June 30, 2011, the U.S. Government Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Mellon Capital Management Corporation	$179	0.12	%(p)

For the period ended June 30, 2011, the U.S. Corporate Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Seix Investment Advisors LLC	$262	0.22	%(o)

For the period ended June 30, 2011, the U.S. Mortgage/Asset Backed Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
BlackRock Financial Management, Inc.	$237	0.17	%(n)

For the year ended June 30, 2011, the Short-Term Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Breckinridge Capital Advisors, Inc.	$45	0.125%

For the year ended June 30, 2011, the Intermediate Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Standish Mellon Asset Management Company LLC	$1,044	0.20%

For the period ended June 30, 2011, the Intermediate Municipal II Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned (000’s)	Fee
Breckinridge Capital Advisors, Inc.	$74	0.125	%(r)

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

*	SSgA Funds Management, Inc. (“SSgA FM”) is an affiliate of State Street Bank and Trust Company, the custodian to the Trust.
(a)	AllianceBernstein L.P. (“AllianceBernstein”) receives a fee, which shall be payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined hereafter). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. “Combined Assets” shall mean the sum of: the average net assets of the Value Portfolio managed by AllianceBernstein; the average net assets of the Institutional Value Portfolio managed by AllianceBernstein; and assets invested in the same investment strategy as the Portfolio that are managed by AllianceBernstein under the unified managed account program managed by the Trust’s primary adviser. Pursuant to a Fee Waiver Agreement dated October 16, 2009 and the Amendments to the Fee Waiver Agreement dated December 16, 2010 and June 30, 2011, AllianceBernstein has contractually agreed to waive the portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the Combined Assets, for the period October 1, 2009 to September 30, 2011 and will waive that portion of the fee to which it is entitled that exceeds 0.31% of the Portfolio’s average daily net asset value of the Combined Assets for the period from October 1, 2011 through September 30, 2012. The amounts waived are disclosed on the Statements of Operations. For the year ended June 30, 2011, the Value Portfolio and Institutional Value Portfolio paid Alliance Bernstein $508,348 and $744,122, respectively.
(b)	Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional Growth Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million; and

— 0.20% on the balance

(c)	Sterling Johnston Capital Management, L.P. acted as a Specialist Manager of the Small Cap Portfolio and Institutional Small Cap Portfolio through November 10, 2010.
(d)	SSgA FM receives a fee, which shall be payable monthly in arrears at the annual rate of 0.04% of the average daily net assets managed by SSgA FM, subject to a minimum annual fee of $50,000.
(e)	Cupps Capital Management, LLC (“Cupps”) began serving as a Specialist Manager to the Institutional Small Cap Portfolio on June 7, 2011. Cupps receives a fee, which shall be payable monthly in arrears at the annual rate of 0.85% of the average daily net assets.
(f)	Wellington Management Company, LLP (“Wellington”) receives a fee, which fee shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the average net assets of the Real Estate Portfolio; and assets invested in the same investment strategy as the Portfolio that are managed by Wellington under the unified managed account program managed by the Trust’s primary adviser.

(g)	Wellington is entitled to receive a fee, which shall be payable monthly in arrears at the annual rate of 0.85% so long as at least $50 million in assets are present in the Global National Resources Equity Strategy (“GNRES”) and 1.00% if less than $50 million in assets are present in the GNRES.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

(h)	Wellington is entitled to receive a fee, which shall be payable monthly in arrears at the annual rate of 0.75% of the average daily net assets of the Commodity Futures Strategy.
(i)	Pacific Investment Management Company LLC (“PIMCO”) began serving as a Specialist Manager to the Commodity Returns Strategy Portfolio on June 6, 2011. PIMCO receives a fee, which shall be payable monthly in arrears at the annual rate of 0.49% of the average daily net assets of that portion of the Commodity Returns Strategy Portfolio allocated to PIMCO.
(j)	Artisan Partners Limited Partnership (“Artisan”) receives a fee, which shall be payable monthly in arrears within 30 days after each month end. For so long as the Combined Assets (as defined below) are greater than $500 million, the fee shall be at the annual rate of 0.47% of the average daily net assets of the Portfolios. If the Combined Assets are reduced to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolios at the following annual rates:

— 0.80% on assets up to $50 million;

— 0.60% on assets from $50 million to $100 million; and

— 0.70% on assets in excess of $100 million

“Combined Assets” shall mean the sum of: the average net assets of the International Portfolio managed by Artisan and the average net assets of the Institutional International Portfolio managed by Artisan.

(k)	Capital Guardian Trust Company (“CapGuardian”) receives a fee, which shall be payable quarterly in arrears in accordance with the following annual rates. The minimum annual fee (based upon an account size of $50 million) is $312,500.

— 0.70% on the first $25 million;

— 0.55% on the next $25 million;

— 0.425% on the next $200 million; and

— 0.375% on the balance

When the total aggregated fees exceed $3 million, before discounts (as set forth below), fee break points are to be eliminated and the Portfolio will pay its fee at an annual rate of 0.375% on all assets in the Portfolio managed by CapGuardian.

The following fee discounts will be applied based upon the total annualized aggregate fees, which include fees from separate accounts, pooled investments vehicles, and funds with internally charged fees managed by The Capital Group Companies, Inc. The resulting discount percentage will be applied to each account’s fees (excluding fees related to investments in funds with internally charged fees):

— 5% discount on fees from $1.25 million to $4 million;

— 7.5% discount on fees from $4 million to $8 million;

— 10% discount on fees from $8 million to $12 million; and

— 12.5% discount on fees over $12 million

(l)	SSgA FM receives a fee, based on the average daily net assets of the Portfolio’s assets, which shall be payable monthly in arrears at the annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million.
(m)	Boston Company Asset Management, LLC receives an annual fee of 0.90% of the average daily net assets of the first $50 million of the account; 0.85% of the average daily net assets on the next $50 million on the account; 0.70% of the average daily net assets on the next $100 million on account; and 0.60% of the average daily net assets on the account over $200 million.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

(n)	BlackRock Financial Management, Inc. (“BlackRock”) receives a fee, which shall be calculated daily and payable monthly, at the annual rate of 0.175% of the first $200 million of the Combined Assets (as defined below) and 0.15% of the Combined Assets exceeding $200 million. BlackRock began serving as the Specialist Manager to the U.S. Mortgage/Asset Backed Fixed Income Portfolio on December 6, 2010, when the Portfolio commenced operations.

“Combined Assets” shall mean the sum of: the average net assets managed by BlackRock in the Core Fixed Income Portfolio, the average net assets managed by BlackRock in the U.S. Mortgage/Asset Backed Fixed Income Portfolio and the average net assets of certain other accounts managed with the same strategy.

Prior to December 6, 2010, BlackRock received a fee computed in accordance with a tiered fee of 0.25% of the Core Fixed Income Portfolio’s average daily net assets of the first $100 million, 0.20% of such assets between $100 million and $200 million, and 0.175% of such assets over $200 million.

(o)	Seix Investment Advisors LLC (“Seix”) began serving as a Specialist Manager to the Core Fixed Income Portfolio on December 6, 2010, and the U.S. Corporate Fixed Income Portfolio on December 6, 2010, when the Portfolio commenced operations. Seix receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.25% of the first $100 million of the Combined Assets (as defined below) and 0.20% of the Combined Assets exceeding $100 million.

“Combined Assets” shall mean the sum of: the average net assets managed by Seix in the Core Fixed Income Portfolio and the average net assets managed by Seix in the U.S. Corporate Fixed Income Portfolio.

(p)	Mellon Capital Management Corporation (“Mellon Capital”) began serving as a Specialist Manager of the Core Fixed Income Portfolio and the U.S. Government Fixed Income Portfolio on December 6, 2010. Mellon Capital receives a fee, which shall be payable monthly in arrears at the annual rate of 0.12% of the average daily net assets managed by Mellon Capital.
(q)	Seix Investment Advisors LLC (“Seix”) receives a fee, based on the average daily net assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. The Agreement also provides that, to the extent that other client account assets of the Trust’s primary adviser are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.
(r)	Breckinridge Capital Advisors, Inc. (“Breckinridge”) receives a fee, which shall be payable monthly in arrears at the annual rate of 0.125% of the average daily net assets of the Portfolio. Breckinridge began serving as Specialist Manager to the Portfolio on July 13, 2010, when the Portfolio commenced operations.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. The Trust has requested an order from the Securities and Exchange Commission that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. Citi receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee (“Omnibus Fee”) based on a percentage of each Portfolio’s average net assets. These amounts are disclosed as “Administrative service fees” on the Statements of Operations. The Omnibus Fee is accrued daily and payable on a monthly basis at an annual rate of

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

fifty-four one-thousandths of one percent (.054%) of the Trust’s Portfolios’ average daily net assets up to $6 billion; and five one-thousandths of one percent (.005%) of the Trust’s Portfolios’ average daily net assets in excess of $6 billion. As such, the Trust paid an aggregate amount of $3,326,014 to Citi for the year ended June 30, 2011.

The Trust has adopted a Distribution Plan for the Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the Advisors Shares. Currently, the Adviser is voluntarily waiving all fees associated with the Distribution Plan, and there is no current intention to collect such a fee.

Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Effective March 1, 2011, Unified will receive an annual fee of $50,000 for performing the services listed under its agreement with the Trust. Prior to March 1, 2011, Unified received an annual fee of $10,000.

Alaric Compliance Services, LLC. (“Alaric”) provides an employee to serve as the Trust’s Chief Compliance Officer. For these services, Alaric is compensated $110,000 per year.

4.  PURCHASE AND SALE TRANSACTIONS.  The aggregate amount of cost of purchases and proceeds from sales of investment securities, other than long-term U.S. Government securities, TBA securities and short-term securities, for the year ended June 30, 2011, were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$369,237	$353,549
Institutional Value Portfolio	592,480	597,760
Growth Portfolio	340,306	392,726
Institutional Growth Portfolio	577,536	655,766
Small Cap Portfolio	67,430	85,911
Institutional Small Cap Portfolio	188,271	220,870
Real Estate Portfolio	168,825	278,713
Commodity Portfolio	317,169	168,073
International Portfolio	552,078	535,504
Institutional International Portfolio	909,634	997,645
Emerging Markets Portfolio	333,986	266,724
Core Fixed Income Portfolio	102,573	249,505
Fixed Opportunity Portfolio	696,026	664,164
U.S. Government Fixed Income Portfolio	13,900	22,089
U.S. Corporate Fixed Income Portfolio	304,459	83,751
U.S. Mortgage/Asset Backed Fixed Income Portfolio	16,396	—
Short-Term Municipal Portfolio	6,808	10,725
Intermediate Municipal Portfolio	112,276	184,865
Intermediate Municipal II Portfolio	72,463	1,562

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended June 30, 2011, were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Institutional Value Portfolio	$154,015	$138,507
Institutional Growth Portfolio	250,356	229,842
Commodity Portfolio	2,968	1,009
Core Fixed Income Portfolio	1,061,662	1,124,803
U.S. Government Fixed Income Portfolio	458,586	167,712
U.S. Corporate Fixed Income Portfolio	165,016	162,687
U.S. Mortgage/Asset Backed Fixed Income Portfolio	218,370	16,778

5.  FEDERAL INCOME TAXES.  It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally four years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

A.  Unrealized Appreciation/Depreciation on securities (amounts in thousands):

Portfolio	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$484,521	$55,776	$(6,943)	$48,833
Institutional Value Portfolio	751,016	85,318	(12,525)	72,770
Growth Portfolio	536,748	201,158	(1,903)	199,255
Institutional Growth Portfolio	878,633	203,120	(5,723)	197,371
Small Cap Portfolio	111,190	27,487	(5,224)	22,263
Institutional Small Cap Portfolio	160,226	34,084	(4,759)	29,325
Real Estate Portfolio	110,247	37,404	(367)	37,037
International Portfolio	961,092	268,613	(24,558)	244,055
Institutional International Portfolio	1,574,875	237,736	(51,609)	186,127
Emerging Markets	445,155	73,384	(13,577)	59,807
Core Fixed Income Portfolio	115,311	790	(287)	489
Fixed Opportunity Portfolio	424,966	26,442	(2,223)	24,219
U.S. Government Fixed Income Portfolio	289,522	2,024	(357)	1,669
U.S. Corporate Fixed Income Portfolio	229,421	2,165	(1,060)	1,105
U.S. Mortgage/Asset Backed Portfolio	356,487	3,199	(310)	2,795
Short-Term Municipal Portfolio	31,377	760	(9)	751
Intermediate Municipal Portfolio	482,477	16,869	(7,605)	9,264
Intermediate Municipal II Portfolio	70,979	786	(169)	617

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the difference between book and tax amortization methods for acquisition premium and market discount.

B.  Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years or period ended June 30, 2011 and 2010 were as follows (amounts in thousands):

	Distributions Paid From:		Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Year Ended June 30, 2011	Ordinary Income	Net Long Term Gains
Value Portfolio	$9,317	$—	$9,317	$—	$9,317
Institutional Value Portfolio	13,556	—	13,556	—	13,556
Growth Portfolio	5,622	—	5,622	—	5,622
Institutional Growth Portfolio	7,990	—	7,990	—	7,990
Small Cap Portfolio	610	—	610	—	610
Institutional Small Cap Portfolio	925	—	925	—	925
Real Estate Portfolio	9,792	4,089	13,881	—	13,881
International Portfolio	29,978	—	29,978	—	29,978
Institutional International Portfolio	44,309	—	44,309	—	44,309
Emerging Markets Portfolio	8,043	—	8,043	—	8,043
Core Fixed Income Portfolio	10,056	3,067	13,123	—	13,123
Fixed Opportunity Portfolio	34,593	—	34,593	—	34,593
U.S. Government Fixed Income Portfolio	1,663	—	1,663	—	1,663
U.S. Corporate Fixed Income Portfolio	3,240	—	3,240	—	3,240
U.S. Mortgage/ Asset Backed Fixed Income Portfolio	2,025	—	2,025	—	2,025
Short-Term Municipal Portfolio	—	42	42	780	822
Intermediate Municipal Portfolio	240	—	240	18,106	18,346
Intermediate Municipal II Portfolio	—	—	—	953	953

	Distributions Paid From:		Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Year Ended June 30, 2010	Ordinary Income	Net Long Term Gains
Value Portfolio	$9,150	$—	$9,150	$—	$9,150
Institutional Value Portfolio	9,051	—	9,051	—	9,051
Growth Portfolio	6,664	—	6,664	—	6,664
Institutional Growth Portfolio	5,926	—	5,926	—	5,926
Small Cap Portfolio	846	—	846	—	846
Institutional Small Cap Portfolio	716	—	716	—	716
Real Estate Portfolio	3,733	25	3,758	—	3,758
International Portfolio	20,524	—	20,524	—	20,524
Institutional International Portfolio	20,952	—	20,952	—	20,952
Emerging Markets Portfolio	61	—	61	—	61
Fixed Income Portfolio	18,165	—	18,165	—	18,165
Core Fixed Income Portfolio	12,536	—	12,536	—	12,536
Fixed Opportunity Portfolio	31,005	—	31,005	—	31,005
Short-Term Municipal Portfolio	14	88	102	855	957
Intermediate Municipal Portfolio	846	—	846	20,113	20,959

*	Total distributions paid may differ from those shown in the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid. Certain Portfolios utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

C.  Components of Accumulated Earnings

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	$707	$—	$707	$—	$(235,624)	$48,834	$(186,083)
Institutional Value Portfolio	841	13,417	14,258	—	—	72,281	86,539
Growth Portfolio	476	—	476	—	(225,962)	199,255	(26,231)
Institutional Growth Portfolio	404	—	404	—	(13,338)	196,715	183,781
Small Cap Portfolio	123	—	123	—	(72,147)	22,263	(49,761)
Institutional Small Cap Portfolio	144	—	144	—	(18,017)	29,325	11,452
Real Estate Portfolio	8,411	40,767	49,178	—	(11)	37,037	86,204
International Portfolio	248	—	248	—	(131,154)	244,224	113,318
Institutional International Portfolio	571	55,971	56,542	—	(1,161)	186,401	241,782
Emerging Markets Portfolio	8,745	8,915	17,660	—	—	59,816	77,476
Core Fixed Income Portfolio	84	3,170	3,254	(254)	—	503	3,503
Fixed Opportunity Portfolio	2,232	—	2,232	—	(14,295)	24,219	12,156
U.S. Government Fixed Income Portfolio	481	—	481	(390)	(543)	1,669	1,217
U.S. Corporate Fixed Income Portfolio	902	—	902	(736)	(1,603)	1,105	(332)
U.S. Mortgage/ Asset Backed Fixed Income Portfolio	1,426	—	1,426	(717)	(59)	2,889	3,539
Short-Term Municipal Portfolio	75	47	122	(64)	—	751	809
Intermediate Municipal Portfolio	1,980	—	1,980	(1,471)	(31,678)	9,264	(21,905)
Intermediate Municipal II Portfolio	183	—	183	(122)	(2)	617	676

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

D.  Capital Loss Carryforwards

As of June 30, 2011, the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Code:

	Amount (000)	Expires
Value Portfolio	$48,035	2017
Value Portfolio	187,589	2018
Growth Portfolio	110,278	2017
Growth Portfolio	115,684	2018
Institutional Growth Portfolio	13,338	2018
Small Cap Portfolio	29,589	2017
Small Cap Portfolio	42,558	2018
Institutional Small Cap Portfolio	18,017	2018
International Portfolio	130,403	2018
Fixed Opportunity Portfolio	1,390	2016
Fixed Opportunity Portfolio	12,905	2017
Intermediate Municipal Portfolio	432	2013
Intermediate Municipal Portfolio	423	2014
Intermediate Municipal Portfolio	645	2015
Intermediate Municipal Portfolio	256	2016
Intermediate Municipal Portfolio	1,901	2017
Intermediate Municipal Portfolio	18,308	2018
Intermediate Municipal Portfolio	9,713	2019

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the fiscal year ended June 30, 2011, the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap Portfolio, Institutional Small Cap Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, Core Fixed Income Portfolio and Fixed Income Opportunity Portfolio utilized $32,353, $82,224, $53,607, $77,621, $13,402, $15,997, $95,153, $15,023, $450, $500 and $26,640 respectively, of net capital loss carryforwards.

E.  Commodity Portfolio Tax Information

The Commodity Portfolio has elected to have a tax year end of December 31.

The Commodity Portfolio’s tax cost of securities as of December 31, 2010 was $195,535, resulting in accumulated net unrealized appreciation of $35,385 consisting of $36,309 in gross unrealized appreciation and $924 in gross unrealized depreciation.

HC CAPITAL TRUST
Notes to Financial Statements (continued) — June 30, 2011

The tax characteristics of distributions paid during the tax year ended December 31, 2010 were as follows (amounts in thousands):

	Distributions Paid From:		Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Year Ended December 31, 2010	Ordinary Income	Net Long Term Gains
Commodity Portfolio	$2,875	$—	$2,875	$—	$2,875

*	Total distributions paid may differ from those shown in the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid. The Portfolio utilizes equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Amounts designated as “—” are $0 or have been rounded to $0.

As of the latest tax year ended December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Commodity Portfolio	$6,959	$—	$6,959	$—	$—	$35,389	$42,348

At December 31, 2010, the Portfolio did not have net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations.

F.  Post October Losses

Under current tax law, net capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The Real Estate Portfolio, International Portfolio, Institutional International Portfolio, U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio and the Intermediate Municipal II Portfolio had deferred post October capital and currency losses of $11, $751, $1,161, $543, $1,603, $59 and $2, respectively.

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICSs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years beginning after December 22, 2010 would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

6.  RISK CONSIDERATIONS.

Market Risk — Each Portfolio bears a basic risk like all mutual funds. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer

HC CAPITAL TRUST
Notes to Financial Statements (concluded) — June 30, 2011

may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses relating to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Concentration Risk — Concentration risk is the risk that results from a lack of diversification. The Real Estate Portfolio and Commodity Portfolio concentrate their investments in real estate securities and commodity-related industries, respectively, which may present greater risks of loss than if the Portfolios were more broadly diversified over numerous unrelated industries.

Commodity Related Derivatives Risk — The Commodity Portfolio, through its investment in its Subsidiaries, will hold commodity-related derivatives. Commodity-related derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-related derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-related derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-related derivatives, and there can be no assurance that one will develop.

7.  SUBSEQUENT EVENTS.  Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2011, except as follows:

On July 29, 2011, The Commodity Related Securities Portfolio changed its name to The Commodity Returns Strategy Portfolio. As of September 25, 2011, the Portfolio will no longer be required to invest at least 80% of its assets in a portfolio of commodity-related investments.

On August 16, 2011, the Board of Trustees approved portfolio management agreements with Lazard Asset Management, LLC and The Institutional International Equity Portfolio and with SSgA Funds Management, Inc. and The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio.

REPORT OF INDEPENEDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
HC Capital Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity Portfolio, Institutional Value Equity Portfolio, Growth Equity Portfolio, Institutional Growth Equity Portfolio, Small Capitalization Equity Portfolio, Institutional Small Capitalization Equity Portfolio, Real Estate Securities Portfolio, Commodity Returns Strategy Portfolio, International Equity Portfolio, Institutional International Equity Portfolio, Emerging Markets Portfolio, Core Fixed Income Portfolio, Fixed Income Opportunity Portfolio, U.S. Government Fixed Income Securities Portfolio, U.S. Corporate Fixed Income Securities Portfolio, U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Short-Term Municipal Bond Portfolio, Intermediate Term Municipal Bond Portfolio and Intermediate Term Municipal Bond II Portfolio (nineteen portfolios constituting HC Capital Trust, hereafter collectively referred to as the “Trust” and individually a “Portfolio”) at June 30, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Columbus, Ohio
August 26, 2011

HC CAPITAL TRUST
Additional Information — June 30, 2011 (Unaudited)

1.  SECURITY PROXY VOTING.  A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the twelve months ended June 30, 2011, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2.  SHAREHOLDER VOTES.  During the period ended June 30, 2011, the following actions were taken by the shareholders of certain of the Portfolios.

SPECIAL MEETING OF THE SHAREHOLDERS

A special meeting of shareholders of The Core Fixed Income Portfolio was held on November 30, 2010. At the November 30, 2010 meeting shareholders of The Core Fixed Income Portfolio approved new portfolio management agreements between the Trust and Mellon Capital Management Corporation (“Mellon”) and the Trust and Seix Investment Advisors LLC (“Seix”). The results of the November 30, 2010 meeting are presented below:

1. Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio and Mellon.

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Core Fixed Income Portfolio	35,260,883.058	28,745,904.258	81.523%	28,745,904.258	100%

2. Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio and Seix.

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Core Fixed Income Portfolio	35,260,883.058	28,745,904.258	81.523%	28,745,904.258	100%

A special joint meeting of shareholders of The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio was held on June 6, 2011. At the June 6, 2011 joint meeting, shareholders of The Small Capitalization Equity Portfolio approved a new portfolio management agreement between the Trust and Cupps Capital Management, LLC (“Cupps”), and shareholders of The Institutional Small Capitalization Equity Portfolio approved a new portfolio management agreement between the Trust and Cupps. The results of the June 6, 2011 joint meeting are presented below:

1. Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio and Cupps.

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Small Capitalization Equity Portfolio	10,195,770.545	10,077,217.564	98.837%	10,077,217.564	100%

2. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio and Cupps.

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favor
The Institutional Small Capitalization Equity Portfolio	13,050,718.810	9,656,415.284	73.991%	9,656,415.284	100%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

3.  EXPENSE EXAMPLE.  As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes  The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

			Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During Period[2]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,055.10	$1.48	0.29%
		Hypothetical[1]	$1,000.00	$1,023.36	$1.45	0.29%
	HC Advisors Shares	Actual	$1,000.00	$1,054.30	$1.48	0.29%
		Hypothetical[1]	$1,000.00	$1,023.36	$1.45	0.29%
Institutional Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,054.80	$1.73	0.34%
		Hypothetical[1]	$1,000.00	$1,023.11	$1.71	0.34%
	HC Advisors Shares	Actual	$1,000.00	$1,054.80	$1.73	0.34%
		Hypothetical[1]	$1,000.00	$1,023.11	$1.71	0.34%
Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,072.30	$1.75	0.34%
		Hypothetical[1]	$1,000.00	$1,023.11	$1.71	0.34%
	HC Advisors Shares	Actual	$1,000.00	$1,071.60	$1.75	0.34%
		Hypothetical[1]	$1,000.00	$1,023.11	$1.71	0.34%
Institutional Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,069.90	$1.90	0.37%
		Hypothetical[1]	$1,000.00	$1,022.96	$1.86	0.37%
	HC Advisors Shares	Actual	$1,000.00	$1,069.90	$1.90	0.37%
		Hypothetical[1]	$1,000.00	$1,022.96	$1.86	0.37%
Small Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,050.20	$3.25	0.64%
		Hypothetical[1]	$1,000.00	$1,021.62	$3.21	0.64%
	HC Advisors Shares	Actual	$1,000.00	$1,050.20	$3.25	0.64%
		Hypothetical[1]	$1,000.00	$1,021.67	$3.21	0.64%
Institutional Small Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,051.30	$3.31	0.65%
		Hypothetical[1]	$1,000.00	$1,021.57	$3.26	0.65%
	HC Advisors Shares	Actual	$1,000.00	$1,051.30	$3.31	0.65%
		Hypothetical[1]	$1,000.00	$1,021.57	$3.26	0.65%
Real Estate Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,105.50	$4.18	0.80%
		Hypothetical[1]	$1,000.00	$1,020.83	$4.01	0.80%
	HC Advisors Shares	Actual	$1,000.00	$1,105.50	$4.18	0.80%
		Hypothetical[1]	$1,000.00	$1,020.83	$4.01	0.80%
Commodity Portfolio	HC Strategic Shares	Actual	$1,000.00	$994.60	$4.95	1.00%
		Hypothetical[1]	$1,000.00	$1,019.84	$5.01	1.00%
	HC Advisors Shares	Actual	$1,000.00	$994.60	$4.95	1.00%
		Hypothetical[1]	$1,000.00	$1,019.84	$5.01	1.00%
International Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,058.80	$2.65	0.52%
		Hypothetical[1]	$1,000.00	$1,022.22	$2.61	0.52%
	HC Advisors Shares	Actual	$1,000.00	$1,058.80	$2.65	0.52%
		Hypothetical[1]	$1,000.00	$1,022.22	$2.61	0.52%
Institutional International Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,060.40	$2.81	0.55%
		Hypothetical[1]	$1,000.00	$1,022.07	$2.76	0.55%
	HC Advisors Shares	Actual	$1,000.00	$1,059.40	$2.81	0.55%
		Hypothetical[1]	$1,000.00	$1,022.07	$2.76	0.55%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

			Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During Period[2]	Annualized Expense Ratio
Emerging Markets Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,004.00	$4.72	0.95%
		Hypothetical[1]	$1,000.00	$1,020.08	$4.76	0.95%
	HC Advisors Shares	Actual	$1,000.00	$1,004.00	$4.67	0.94%
		Hypothetical[1]	$1,000.00	$1,020.13	$4.71	0.94%
Core Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,024.10	$1.46	0.29%
		Hypothetical[1]	$1,000.00	$1,023.36	$1.45	0.29%
	HC Advisors Shares	Actual	$1,000.00	$1,023.10	$1.45	0.29%
		Hypothetical[1]	$1,000.00	$1,023.36	$1.45	0.29%
Fixed Opportunity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,064.10	$2.66	0.52%
		Hypothetical[1]	$1,000.00	$1,022.22	$2.61	0.52%
	HC Advisors Shares	Actual	$1,000.00	$1,064.10	$2.66	0.52%
		Hypothetical[1]	$1,000.00	$1,022.22	$2.61	0.52%
U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,020.00	$1.25	0.25%
		Hypothetical[1]	$1,000.00	$1,023.55	$1.25	0.25%
U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,023.70	$1.76	0.35%
		Hypothetical[1]	$1,000.00	$1,023.06	$1.76	0.35%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,028.40	$1.56	0.31%
		Hypothetical[1]	$1,000.00	$1,023.26	$1.56	0.31%
Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,017.10	$1.30	0.26%
		Hypothetical[1]	$1,000.00	$1,023.51	$1.30	0.26%
Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,045.00	$1.57	0.31%
		Hypothetical[1]	$1,000.00	$1,023.26	$1.56	0.31%
	HC Advisors Shares	Actual	$1,000.00	$1,045.00	$1.57	0.31%
		Hypothetical[1]	$1,000.00	$1,023.26	$1.56	0.31%
Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,039.40	$1.52	0.30%
		Hypothetical[1]	$1,000.00	$1,023.31	$1.51	0.30%
	HC Advisors Shares	Actual	$1,000.00	$1,039.40	$1.52	0.30%
		Hypothetical[1]	$1,000.00	$1,023.31	$1.51	0.30%

[1]	Represents the hypothetical 5% annual return before expenses.
[2]	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

4.  ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.  Dividends Received Deduction. For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2011, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	100.00%
Institutional Value Portfolio	96.77%
Growth Portfolio	100.00%
Institutional Growth Portfolio	99.48%
Small Cap Portfolio	100.00%
Institutional Small Cap Portfolio	100.00%
Real Estate Portfolio	4.78%
Commodity Portfolio	5.09%
International Portfolio	0.62%
Institutional International Portfolio	0.57%
Emerging Markets Portfolio	1.22%

B.  Foreign Tax Pass through Credit. Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2011, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.32	$0.03
Institutional International Portfolio	$0.30	$0.03
Emerging Markets Portfolio	$0.43	$0.05

C.  Qualified Dividends. For the fiscal year ended June 30, 2011, the following dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Portfolio	Dividends Paid
Value Portfolio	100.00%
Institutional Value Portfolio	99.70%
Growth Portfolio	100.00%
Institutional Growth Portfolio	99.88%
Small Cap Portfolio	100.00%
Institutional Small Cap Portfolio	100.00%
Real Estate Portfolio	16.05%
Commodity Portfolio	9.85%
International Portfolio	100.00%
Institutional International Portfolio	99.35%
Emerging Markets Portfolio	48.54%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

D.  Qualified Interest Income. For the fiscal year ended June 30, 2011, the following dividends paid by the Portfolios were designated as Qualified Interest Income as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Portfolio	Amount (in thousands)
Core Fixed Income Portfolio	$5,744
Fixed Income Opportunity Portfolio	34,592
U.S. Government Fixed Income Portfolio	2,053
U.S. Corporate Fixed Income Portfolio	4,141
U.S. Mortgage/Asset Backed Fixed Income Portfolio	2,742

E.  Long Term Capital Gains. The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (in thousands)
Real Estate Portfolio	$4,089
Core Fixed Income Portfolio	3,067
Short-Term Municipal Portfolio	42

F.  Short Term Capital Gains. The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (in thousands)
Real Estate Portfolio	$4,781
Commodity Portfolio	2,595
Emerging Markets Portfolio	4,825
Core Fixed Income Portfolio	4,072

G.  Tax Exempt Distributions. The Portfolios declared and paid tax exempt distributions for the fiscal year ended June 30, 2011, as follows:

Portfolio	Amount (in thousands)
Short-Term Municipal Portfolio	$780
Intermediate Municipal Portfolio	18,106
Intermediate Municipal II Portfolio	953

5.  ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-Q and is available on the SEC’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

6.  ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the total investments of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Portfolio

Security Allocation	Percentage of Value
Energy	14.9%
Materials .	3.1%
Industrials	7.4%
Consumer Discretionary	14.0%
Consumer Staples	8.7%
Health Care	18.3%
Financials	18.4%
Information Technology	7.4%
Telecommunications Services	5.9%
Utilities	1.9%
Total	100.0%

Institutional Value Portfolio

Security Allocation	Percentage of Value
Energy	14.1%
Materials	3.4%
Industrials	7.6%
Consumer Discretionary	14.1%
Consumer Staples	9.3%
Health Care	17.8%
Financials	17.4%
Information Technology	9.2%
Telecommunications Services	5.3%
Utilities	1.8%
Total	100.0%

Growth Portfolio

Security Allocation	Percentage of Value
Energy	7.9%
Materials	4.7%
Industrials	9.0%
Consumer Discretionary ..	16.8%
Consumer Staples	11.3%
Health Care	16.2%
Financials.	3.3%
Information Technology	30.2%
Telecommunications Services	0.6%
Utilities	0.0%
Total	100.0%

Institutional Growth Portfolio

Security Allocation	Percentage of Value
Energy	8.7%
Materials	4.6%
Industrials	9.5%
Consumer Discretionary	15.8%
Consumer Staples	11.1%
Health Care	15.5%
Financials	5.5%
Information Technology	27.6%
Telecommunications Services	1.1%
Utilities	0.6%
Total	100.0%

Small Cap Portfolio

Security Allocation	Percentage of Value
Energy	6.3%
Materials	5.5%
Industrials	18.5%
Consumer Discretionary	12.1%
Consumer Staples	1.6%
Health Care	11.4%
Financials	20.0%
Information Technology	20.3%
Telecommunications Services	1.4%
Utilities	2.9%
Total	100.0%

Institutional Small Cap Portfolio

Security Allocation	Percentage of Value
Energy	5.8%
Materials	5.6%
Industrials	19.6%
Consumer Discretionary	12.1%
Consumer Staples	1.3%
Health Care	9.2%
Financials	23.7%
Information Technology	17.8%
Telecommunications Services	1.3%
Utilities	3.6%
Total	100.0%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

Real Estate Portfolio

Security Allocation	Percentage of Value
Mulitfamily	20.0%
Retail – Shopping Centers	4.3%
Retail – Malls	11.1%
Office	19.2%
Self-Storage Facilities	6.5%
Lodging	7.6%
Diversified	16.8%
Warehouse/Logistics	1.9%
Healthcare Real Estate	9.7%
Other	2.9%
Total	100.0%

Commodity Portfolio

Security Allocation	Percentage of Value
Energy	32.9%
Materials & Minerals	21.0%
Paper & Forest Products	0.2%
Corporate Bonds	2.1%
Asset Backed Securities	1.3%
Collateralized Mortgage Obligations	1.9%
U.S. Government Agency	1.0%
U.S. Treasury Obligations	5.0%
Other/Cash	34.6%
Total	100.0%

International Portfolio

Security Allocation	Percentage of Value
Energy	6.5%
Materials	12.0%
Industrials	17.2%
Consumer Discretionary	13.8%
Consumer Staples	10.1%
Health Care	7.1%
Financials	19.5%
Information Technology	7.6%
Telecommunications Services	4.3%
Utilities	1.9%
Total	100.0%

Institutional International Portfolio

Security Allocation	Percentage of Value
Energy	6.3%
Materials	11.7%
Industrials	17.2%
Consumer Discretionary	14.6%
Consumer Staples	10.6%
Health Care	6.8%
Financials	19.5%
Information Technology	7.4%
Telecommunications Services	4.2%
Utilities	1.7%
Total	100.0%

Emerging Markets Portfolio

Security Allocation	Percentage of Value
Energy	8.1%
Materials	6.4%
Industrials	12.2%
Consumer Discretionary	25.1%
Consumer Staples	0.6%
Health Care	7.0%
Financials	11.6%
Information Technology	15.9%
Telecommunications Services	8.9%
Utilities	4.2%
Total	100.0%

Core Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	28.0%
Agency	5.0%
Mortgage	30.0%
Corporate	33.0%
Non-Dollar	2.0%
Taxable Municipal	0.0%
ABS	0.0%
Cash/Other	2.0%
Total	100.0%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

Fixed Opportunity Portfolio

Security Allocation	Percentage of Value
Aerospace/Defense/Airlines	9.4%
Chemicals	3.3%
Consumer Products/Textiles	1.8%
Energy	8.0%
Financial	15.8%
Food/Drug/Restaurants	1.2%
Forest Products/Containers	1.2%
Gaming/Leisure	3.0%
Healthcare	7.6%
Housing/Building Materials	3.0%
Information Technology	4.6%
Manufacturing/Capital Goods	0.9%
Cable/Wirless Video	3.0%
Telecom ex wireless	11.5%
Wireless	4.9%
Hotels/REITs	1.4%
Metals/Minerals	2.6%
Retail	2.5%
Services/Environmental/Other	1.2%
Utilities	11.5%
Cash	1.6%
Total	100.0%

U.S. Government Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	84.0%
Agency	16.0%
Total	100.0%

U.S. Corporate Fixed Income Portfolio

Security Allocation	Percentage of Value
Banking	8.5%
Basic Industry	3.9%
Brokerage	4.9%
Capital Goods	8.3%
Communications	12.3%
Consumer Cyclical	3.4%
Consumer Non Cyclical	13.9%
Electric	4.4%
Energy	7.9%
Financial	4.5%
Insurance	5.8%
Natural Gas	7.2%
Real Estate Investment Trusts	3.5%
Technology	7.0%
Transportation	1.5%
Utilities	0.7%
Cash	2.3%
Other	0.0%
Total	100.0%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	0.0%
Agency	0.0%
Mortgage	91.6%
Corporate	0.0%
Collateralized Mortgage Backed Securities	7.2%
Taxable Municipal	0.0%
Asset Backed Securities	0.8%
Cash/Other	0.4%
Total	100.0%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

Short-Term Municipal Portfolio

Security Allocation	Percentage of Value
General Obligation	31.4%
Utilities	13.6%
Other Revenue	13.1%
Lease Revenue	9.9%
Transportation	9.6%
University	7.0%
Sales tax revenue	5.5%
Water/Sewer Revenue	5.2%
Escrowed to Maturity/Pre-Refunded	3.1%
Cash & Equivalents	1.6%
Hospital	0.0%
Toll Road	0.0%
Corporate	0.0%
Moral Obligation	0.0%
Special Assessment	0.0%
Total	100.0%

Intermediate Municipal Portfolio

Security Allocation	Percentage of Value
General Obligation	17.6%
Special Tax	16.1%
Power	13.8%
Water/Sewer Revenue	9.0%
Airport	8.4%
Hospital	6.8%
Education	6.7%
Transportation	6.3%
Escrowed to Maturity/Pre-Refunded	4.0%
Other Revenue	4.0%
Housing	3.7%
Industrial Development	2.4%
Tobacco	1.2%
Lease Revenue	0.0%
Tolls	0.0%
Bond Bank	0.0%
Retirement	0.0%
Taxable Bonds	0.0%
Human Services	0.0%
Cash & Equivalents	0.0%
LIBOR Floaters	0.0%
Waste Services	0.0%
Pre-paid Gas	0.0%
Total	100.0%

Intermediate Municipal II Portfolio

Security Allocation	Percentage of Value
Local General Obligation	23.0%
Cash/Other	20.2%
Water/Sewer Revenue	14.1%
State General Obligation	11.7%
Electric	7.4%
State – Appropriation/Lease	7.0%
Dedicated Tax	6.6%
Airport	4.1%
Toll Road Revenue	3.0%
University	2.9%
Local – Appropriation/Lease	0.0%
Total	100.0%

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

7.  BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

As of the date of this report, the Trust offered nineteen portfolios (“Portfolios”). All but seven of the Portfolios are currently managed by two or more investment advisory organizations (each, a “Specialist Manager”).1

During the six-month period covered by this report, the Trust’s Board approved the continuation of the Investment Advisory Agreements (“HC Contracts”) between the Trust and the Adviser relating to each of the portfolios of the Trust. In addition, the Board approved the continuation of portfolio management agreements (“Continuing Agreements”) with ten of the Trust’s Specialist Managers2 and approved two new portfolio management agreements (the “New Agreements”) with one additional Specialist Manager.3

HC Contracts.  In connection with its review of the nature and quality of the services provided by the Adviser, the Board considered the Adviser’s role in the selection and monitoring of the Specialist Managers and its commitment to the Trust, as evidenced by its continued success in controlling the Trust’s costs. The Board also considered the service of officers and directors of the Adviser as the Trust’s chief executive and chief financial officers, the investment performance of the Trust’s several portfolios relative to their respective benchmarks and the Trust’s primary function as a vehicle through which the Adviser implements certain asset allocation strategies for its clients and those of certain financial intermediaries that have contracted with it. The Board concluded that: the overall investment results achieved by the Portfolios reflect appropriate manager selection by the Adviser; the overall quality of the services provided by the Adviser was consistent with the expectations of the Trust’s shareholders; and continuation of the HC Contracts was merited. In reviewing the advisory fee payable under the HC Contracts and concluding that such fee schedule is reasonable, the Board was informed with respect to: advisory fees paid by a peer group, the structure of the Adviser’s fee schedule (including breakpoints applicable to the value of client assets invested in the Trust) and the firm’s overall revenues and financial position. The Board also concluded that, given the structure of the Advisor’s fee schedule, there was little, if any, opportunity for economies of scale.

Continuing Agreements.  In approving the Continuing Agreements referenced above, the Board concluded that the terms and conditions of the relevant agreements were in the best interests of the Trust and consistent with the expectations of the Trust’s shareholders based on the specific circumstances of the Trust and its Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements certain asset allocation strategies on behalf of its investment advisory clients; that shares of the Trust are generally available only to such clients or clients of financial intermediaries that have contracted with the Adviser; and that the Adviser recommended that the Continuing Agreements be approved by the Board. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of similar funds managed by other investment advisers (“Peer Funds”). While the Board found such comparisons to be useful as an indication of the range of fees and services in the peer funds, the Board did not consider such comparisons to be a dispositive factor. Rather, the Board based its findings on the specific facts and circumstances of the Trust.

[1]	See Note 5.
[2]	Continuing Agreements reviewed for continuation by the Board during the period include portfolio management agreements with each of: Alliance Bernstein, L.P. (The Value and Institutional Value Equity Portfolios); Institutional Capital, LLC (The Value and Institutional Value Equity Portfolios); Jennison Associates, LLC (The Growth and Institutional Growth Equity Portfolios); Sustainable Growth Advisers (The Growth and Institutional Growth Equity Portfolios); Pacific Investment Management Company, LLC (The Institutional Value and Institutional Growth Equity, Commodity Related Securities and Fixed Income Opportunity Portfolios); Breckinridge Capital Advisors, Inc. (The Short-Term Municipal Bond Portfolio and The Intermediate-Term Municipal Bond Portfolio II); Seix Investment Advisors, LLC (The Fixed Income Opportunity Portfolio); Seix Investment Advisors, LLC (The Fixed Income Opportunity Portfolio); Standish Mellon Asset Management Company, LLC (The Intermediate Term Municipal Bond Portfolio) and BlackRock Financial Management, Inc. (The Core Fixed Income Portfolio).
[3]	The New Agreements reviewed for initial approval by the Board during the period were portfolio management agreements with Cupps Capital Management, LLC relating to The Small Capitalization and Institutional Small Capitalization Equity Portfolios.

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

In approving the continuation of these Continuing Agreements, the Board had before it information to the effect that the Specialist Managers are responsible only for day-to-day investment decisions, do not participate in the administration or distribution of shares of the Portfolios and receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios. The Board reviewed the services provided by the Specialist Managers, their relative performance, the experience of their investment personnel, their adherence to stated investment methodologies and related factors. In concluding that continuation of the respective agreements was appropriate, the Board did not rely upon any single factor, but balanced all of the relevant factors, including the nature and quality of the Specialist Managers’ services, comparative fund performance, comparative fund fee structures and economies of scale while giving considerable weight to the Adviser’s recommendations and its views with respect to: (i) the success and future ability of the respective Portfolios to capture the desired asset class for that firm’s clients; and (ii) in the case of multi-manager Portfolios, the contribution of each Specialist Manager to this endeavor. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory and that continuation of such contracts was fair and reasonable and in the best interest of shareholders.

The Board also determined that the rate at which each of the Specialist Managers that serve these Portfolios is compensated for its services is reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of the Specialist Managers in providing services to the Portfolios, the profitability of such managers and/or fees charged by such managers to other institutional clients. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including, in several cases, negotiated fee reductions, waivers and scheduled breakpoints designed to recognize economies of scale in appropriate cases.

The New Agreements.  In approving the engagement of Cupps Capital Management, LLC (“Cupps”) for The Small Capitalization and Institutional Small Capitalization Equity Portfolios and the terms and conditions of the New Agreements, the Board determined that approval of the New Agreements was in the best interests of the Trust and consistent with the expectations of the Trust’s shareholders. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of Peer Funds; the Adviser’s recommendations with respect to Cupps; and information relating to the anticipated profitability and revenues of Cupps and related factors. While the Board found this information to be useful as an indication of the range of fees and services in the peer funds, the Board did not consider such comparisons to be a dispositive factor. Rather, the Board based its findings on the specific facts and circumstances of the Trust, including the fact that the Trust’s Portfolios are designed to serve as vehicles for executing selected investment strategies and that all of the Trust’s shareholders are clients of the Adviser or clients of financial intermediaries that have contracted with the Adviser.

Additionally, in approving the New Agreements, the Board had before it information to the effect that Cupps would be responsible only for day-to-day investment decisions, would not participate in the administration or distribution of shares of the Portfolios and would receive limited, if any, benefit from its association with the Trust other than the fee paid to it by the Portfolios. The Board reviewed the services expected to be provided by Cupps, the performance achieved by Cupps in accounts following similar strategies to those that would be used with respect to the Portfolios, the experience of Cupps’ investment personnel, the firm’s adherence to stated investment methodologies and related factors. In concluding that approval of the New Agreements was appropriate, the Board did not rely upon any single factor, but balanced all of the relevant factors, including the anticipated nature and quality of Cupps’ services, comparative fund performance, comparative fund fee structures and economies of scale while giving considerable weight to the Adviser’s recommendations and its views with respect to the success and future ability of the Portfolios to capture the desired asset class. Based on the foregoing, the Board concluded that the approval of such contracts was fair and reasonable and in the best interest of shareholders.

HC CAPITAL TRUST
Additional Information (continued) — June 30, 2011 (Unaudited)

OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 65	Trustee and President	Indefinite; Since 7/20/95	Mr. Callaghan is retired. Prior to December 31, 2007 he was a Principal of Hirtle Callaghan Holdings, Inc. He continues to serve on that company’s Board of Managing Members.	19	None
Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 49	Trustee; Vice President & Treasurer	Indefinite; Trustee since 4/30/07; Vice President and Treasurer since 7/20/95	Mr. Zion is currently the Chief Operating Officer, Secretary and a Principal of the Adviser. He has been with that company for more than the past five years.	19	None
Christopher Lewis Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Age: 40	Chief Compliance Officer	Indefinite; Since 6/14/2011	Mr. Lewis has been the General Counsel and a Director at Alaric since January 2009. Prior to that he was a Partner at Thacher Proffitt and Wood LLP from September 2004 through December 2008.	19	NA
Kristin Schantz Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Age: 31	Secretary	Indefinite; Since 12/10/09	Ms. Schantz has been an Assistant Vice President with Citi Fund Services Ohio, Inc. since January 2008. Prior to that she was an Assistant Vice President at Bank of America Corporation from September 2006 to January 2008 and Assistant Counsel at BISYS Fund Services Ohio, Inc. from October 2005 to September 2006.	19	NA

*	Mr. Callaghan and Mr. Zion may be deemed to be “interested persons,” of the Adviser as that term is defined by the Investment Company Act, as a result of their past or present positions with the Adviser or its affiliates.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

HC CAPITAL TRUST
Additional Information (concluded) — June 30, 2011 (Unaudited)

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 68	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, affiliate of CB Richard Ellis, Inc.	19	Old Mutual Advisors Funds I & II
Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 72	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	19	Atlas Energy LP
R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 66	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	19	Franklin Square Energy and Power Fund
Richard W. Wortham, III The Wortham Foundation, Inc. 2727 Allen Parkway – Suite 1570 Houston, TX 77019-2125 Age: 73	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Secretary and Treasurer of The Wortham Foundation and has been a Trustee for more than the past five years.	19	Oncor Electric Delivery Company LLC

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

HC CAPITAL TRUST

Trustees

DONALD E. CALLAGHAN*

JARRETT B. KLING

HARVEY G. MAGARICK

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

ROBERT J. ZION*

*	“Interested Person” as that term is defined in the Investment Company Act of 1940.

Investment Adviser	Counsel
HC Capital Solutions Five Tower Bridge 300 Barr Harbor Drive, Suite 500 West Conshohocken, Pennsylvania 19428	Drinker Biddle & Reath LLP One Logan Square — 18th & Cherry Streets Philadelphia, Pennsylvania 19103-6996
Administrator	Independent Registered Public Accounting Firm
Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219	PricewaterhouseCoopers LLP 41 South High Street Suite 2500 Columbus, Ohio 43215
Distributor	Custodian
Unified Financial Securities, Inc. 2960 North Meridian Street Suite 300 Indianapolis, Indiana 46208-4715	State Street Bank and Trust Company State Street Financial Center 1 Lincoln Street Boston, Massachusetts 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/11

Item2.	Code of Ethics.

 (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the board effective July1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

Item 4.	Principal Accountant Fees and Services.

For the fiscal years ended June 30, 2011 and June 30, 2010 the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

(a) Audit Fees,
2010           $297,250
2011           $366,320

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b) Audit-Related Fees ,
2010           $16,250
2010           $20,250

2010 – Fees of $16,250 relate to the consent of N-1A filing.

2011 – Fees of $20,250 relate to the consent of N-1A filing.

(c) Tax Fees ,
2010           $61,275
2010           $90,200

For the fiscal year ended June 30, 2011, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $90,200. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended June 30, 2010, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $61,275. Such tax services included the review of income and excise tax returns for the Registrant.

(d) All Other Fees,
2010           $0
2011           $0

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Hirtle Callaghan Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) - None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

(f) Not applicable.

(g) - For the fiscal years ended June 30, 2011 and June 30, 2010 the Aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0 respectively.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.
(b) Not applicable.
(b) (1) Not applicable.
(b) (2) Not applicable.
(b) (3) Not applicable.
(b) (4) Not applicable.
(b) (5) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act 17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      HC Capital Trust

By (Signature and Title)*    /s/ Donald E. Callaghan
Donald E. Callaghan, Principal Executive Officer

Date:   September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Robert J. Zion
Robert J. Zion, Principal Financial Officer

Date:   September 1, 2011

By (Signature and Title)*    /s/ Donald E. Callaghan
Donald E. Callaghan, Principal Executive Officer

Date:   September 1, 2011